As Filed with the Securities and Exchange Commission on March 20, 2020

Securities Act File No. 333-
Investment Company Act File No. 811-22725
U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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Form N-2
☒ REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
☐ PRE-EFFECTIVE AMENDMENT NO.
☐ POST-EFFECTIVE AMENDMENT NO.
and/or
☒ REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
☒ AMENDMENT NO. 46
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Priority Income Fund, Inc.
(Exact Name of Registrant as Specified in the Charter)
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10 East 40th Street, 42nd Floor
New York, NY 10016
(Address of Principal Executive Offices)
(212) 448-0702
(Registrant’s Telephone Number, Including Area Code)
M. Grier Eliasek
Priority Income Fund, Inc.
10 East 40th Street, 42nd Floor
New York, NY 10016
(Name and address of agent for service)
COPIES TO:
Steven B. Boehm, Esq.
Cynthia R. Beyea, Esq.
Eversheds Sutherland (US) LLP
700 Sixth Street, NW Suite 700
Washington, DC 20001-3980
Tel: (202) 383-0100
Fax: (202) 637-3593
_________________________________
Approximate date of proposed public offering: As soon as possible after the effective date of this Registration Statement.

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, as amended, other than securities offered in connection with a distribution reinvestment plan, check the following box.  ☐
It is proposed that this filing will become effective (check appropriate box):    ☐ when declared effective pursuant to section 8(c).
CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Proposed Maximum Aggregate Offering Price(1)	Amount of Registration Fee
Series G Term Preferred Stock	$1,000,000	$129.80
(1) Estimated pursuant to Rule 457(o) under the Securities Act of 1933 solely for the purpose of determining the registration fee.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until this Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

If appropriate, check the following box:
☐    This post-effective amendment designates a new effective date for a previously filed post-effective amendment registration statement.
☐    This form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act and the Securities Act registration statement number of the earlier effective registration statement for the same offering is            .

The information in this preliminary prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This preliminary prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

PRELIMINARY PROSPECTUS	SUBJECT TO COMPLETION, DATED MARCH 20, 2020

$[___]
[___]% Series G Term Preferred Stock Due [___], Par Value $0.01 Per Share
We are an externally managed, non-diversified, closed-end management investment company that has registered as an investment company under the Investment Company Act of 1940, as amended. Our investment objective is to generate current income and, as a secondary objective, long-term capital appreciation. We seek to achieve our investment objective by investing, under normal circumstances, at least 80% of our total assets, or net assets plus borrowings, in senior secured loans made to companies whose debt is rated below investment grade or, in limited circumstances, unrated, which we collectively refer to as “Senior Secured Loans,” with an emphasis on current income. These investments, which are often referred to as “junk” or “high yield,” have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. They may also be difficult to value and illiquid. Our investments may take the form of the purchase of Senior Secured Loans (either in the primary or secondary markets) or through investments in entities that in turn own a pool of Senior Secured Loans. This investment objective may be changed by our Board of Directors if we provide our stockholders with at least 60 days prior notice. We may invest in Senior Secured Loans directly or in any security issued by a CLO to implement our investment objective but have invested primarily in the equity and junior debt tranches of a type of such pools known as Collateralized Loan Obligations, or “CLOs.” We refer to such investments, together with direct investments in Senior Secured Loans, collectively as “Target Securities.” Structurally, CLOs are entities that are formed to manage a portfolio of Senior Secured Loans. The Senior Secured Loans within a CLO are limited to Senior Secured Loans which meet specified credit and diversity criteria and are subject to concentration limitations in order to create an investment portfolio that is diverse by Senior Secured Loan, borrower, and industry, with limitations on non-U.S. borrowers.
We have elected to be treated for federal income tax purposes as a regulated investment company under the Internal Revenue Code of 1986, as amended. We are managed by Priority Senior Secured Income Management, LLC, a private investment firm that is registered as an investment adviser with the Securities and Exchange Commission and is an affiliate of ours. Priority Senior Secured Income Management, LLC oversees the management of our activities and is responsible for making investment decisions for our portfolio. Our administrator, Prospect Administration LLC, provides administration services necessary for us to operate.
We are offering $[___] million of shares of our [___]% Series G Term Preferred Stock due [___], or the “Series G Term Preferred Stock.” The Series G Term Preferred Stock have a mandatory redemption date of [___], a redemption price of $[___] per share, and may be redeemed, in whole or in part, at any time after [___] at our sole option. See “Description of the Series G Term Preferred Stock.” In addition, if we fail to maintain an asset coverage ratio of at least 200%, we will be required to redeem the number of shares of our preferred stock (which at our discretion may include any number or portion of the Series G Term Preferred Stock) that, when combined with any debt securities redeemed for failure to maintain the asset coverage required by the indenture governing such securities, (1) results in us having asset coverage of at least 200%, or (2) if fewer, the maximum number of shares of preferred stock that can be redeemed out of funds legally available for such redemption. See “Description of the Series G Term Preferred Stock - Redemption - Mandatory Redemption for Asset Coverage.” We intend to pay quarterly dividends on the Series G Term Preferred Stock, when, as and if authorized by, or under authority granted by, our Board of Directors, and declared by us out of funds legally available therefor, at an annual rate of [___]% of the Liquidation Preference, or $[___] per share per year, for the shares of Series G Term Preferred Stock. Each holder of the Series G Term Preferred Stock is entitled to one vote on each matter submitted to a vote of our stockholders, and the holders of all of our outstanding preferred stock and common stock generally vote together as a single class. The holders of shares of our outstanding preferred stock are entitled to elect two of our directors and, if dividends on any outstanding shares of our preferred stock are in arrears by two years or more, to elect a majority of our directors.
We have applied to list the Series G Term Preferred Stock on the New York Stock Exchange, or “NYSE,” under the ticker symbol “PRIFG.” If the application is approved, trading on the NYSE in the Series G Term Preferred Stock is expected to begin within 30 days following the issuance date of the Series G Term Preferred Stock. Our 6.375% Series A Term Preferred Stock due 2025, or the “Series A Term Preferred Stock,” are traded on the NYSE under the symbol “PRIFA.” On March 19, 2020, the last sale price of our Series A Term Preferred Stock as reported on the NYSE was $17.10 per share. Our 6.25% Series B Term Preferred Stock due 2023, or the “Series B Term Preferred Stock,” are traded on the NYSE under the symbol “PRIFB.” On March 19, 2020, the last sale price of our Series B Term Preferred Stock as reported on the NYSE was $16.23 per share. Our 6.625% Series C Term Preferred Stock due 2024, or the “Series C Term Preferred Stock,” are traded on the NYSE under the symbol “PRIFC.” On March 19, 2020, the last sale price of our Series C Term Preferred Stock as reported on the NYSE was $16.00 per share. Our 7.000% Series D Term Preferred Stock due 2029, or the “Series D Term Preferred Stock,” are traded on the NYSE under the symbol “PRIFD.” On March 19, 2020, the last sale price of our Series D Term Preferred Stock as reported on the NYSE was $18.96 per share. Our 6.375% Series E Term Preferred Stock due 2024, or the “Series E Term Preferred Stock,” are traded on the NYSE under the symbol “PRIFE.” On March 19, 2020, the last sale price of our Series E Term Preferred Stock as reported on the NYSE was $16.50 per share. Our 6.625% Series F Term Preferred Stock due 2027, or the “Series F Term Preferred Stock,” are traded on the NYSE under the symbol “PRIFF.” On March 19, 2020, the last sale price of our Series F Term Preferred Stock as reported on the NYSE was $16.50 per share. Our common stock is not listed on an exchange and will not be listed on an exchange in the foreseeable future, if at all.
The Series G Term Preferred Stock will rank pari passu, or equally, in right of payment with our Series A Term Preferred Stock, Series B Term Preferred Stock, Series C Term Preferred Stock, Series D Term Preferred Stock, Series E Term Preferred Stock, Series F Term Preferred Stock, and all other shares of preferred stock that we may issue in the future. The Series G Term Preferred Stock will rank senior in right of payment to all of our common stock, and subordinated in right of payment to the $15,000,000 aggregate principal amount of 6.50% senior unsecured notes due 2035, which were issued in a private placement to an institutional investor, or the “2035 Notes,” and our secured revolving credit facility, or the “Facility,” which we entered into on December 16, 2019, as well as to any indebtedness that we may incur in the future. We determine the net asset value, or “NAV,” per share of our common stock on a monthly basis. The NAV per share of common stock as of February 28, 2020 was $12.63.

Investing in our securities involves a high degree of risk, including the risk of a substantial loss of investment. Before purchasing any shares of the Series G Term Preferred Stock, you should read the discussion of the principal risks of investing in the Series G Term Preferred Stock, which are summarized in “Risk Factors” beginning on page 21 of this prospectus, including the following:

•Even if shares of the Series G Term Preferred Stock are listed on the NYSE as anticipated, such shares may be thinly traded and you may experience losses if you sell on the secondary market under these conditions.
•Investors who purchase shares of the Series G Term Preferred Stock at a premium to the liquidation preference may experience losses under certain circumstances.
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This prospectus contains important information about us that a prospective investor should know before investing in our Series G Term Preferred Stock. Please read this prospectus before investing and keep it for future reference. We have filed with the SEC a statement of additional information dated as of the date of this prospectus, as may be amended, or “SAI,” containing additional information about us. The SAI is incorporated by reference in its entirety into this prospectus. See “Available Information” for a listing of the contents of the SAI. We will also file annual, semi-annual and quarterly reports, proxy statements and other information about us with the Securities and Exchange Commission, or the “SEC.” This information and the SAI will be available free of charge by contacting us at 10 East 40th Street, 42nd Floor, New York, New York, 10016, or by telephone at (212) 448-0702 or on our website at www.priorityincomefund.com (which is not intended to be an active hyperlink). The information on our website is not incorporated by reference in the prospectus, and you should not consider it part of this prospectus. The SEC also maintains a website at www.sec.gov that contains the SAI, and any amendments thereto, and other information regarding us.
Neither the SEC nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

	Per Share	Total Maximum
Public Offering Price(1)	[___]	[___]
Underwriting Discounts and Commissions(2)	[___]	[___]
Proceeds, before expenses, to the Company	[___]	[___]

(1)
We have granted the underwriters an option to purchase up to an additional [___] of shares of Series G Term Preferred Stock at the public offering price, less underwriting discounts and commissions, for [___] days after the date of this prospectus solely to cover overallotments, if any. If the underwriters exercise this option in full, the total underwriting discounts and commissions paid by us will be $[___] and total proceeds to us, before expenses, will be $[___].

(2)
Total offering expenses payable by us, including our agreement to reimburse reasonable costs and expenses of counsel to the underwriters up to $[___] and excluding underwriting discounts and commissions, are estimated to be $[___]. See “Underwriting.”

The underwriters expect to deliver the Series G Term Preferred Stock on or about [___], 2020.

Lead Book-Running Manager

Book-Running Manager

Co-Manager

The date of this prospectus is  , 2020

ABOUT THIS PROSPECTUS
The registration statement we filed with the SEC includes exhibits that provide more detailed descriptions of the matters discussed in this prospectus. You should read this prospectus and the related exhibits filed with the SEC together with additional information described below under “Available Information.”
You should rely only on the information contained in this prospectus. Neither we nor the underwriters have authorized any other person to provide you with different information from that contained in this prospectus. The information contained in this prospectus is complete and accurate only as of the date of this prospectus, regardless of the time of delivery of this prospectus or sale of our preferred shares. Our business, financial condition and results of operations may have changed since the date of this prospectus. We will notify holders of the Series G Term Preferred Stock promptly of any material change to this prospectus during the period in which we are required to deliver the prospectus.

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PROSPECTUS SUMMARY
This summary highlights some of the information in this prospectus. It is not complete and may not contain all of the information that you may want to consider. To understand this offering fully, you should read the entire prospectus carefully, including the section entitled “Risk Factors,” before making a decision to invest in our Series G Term Preferred Stock.
Unless otherwise noted, the terms “we,” “us,” “our,” and the “Company” refer to Priority Income Fund, Inc.; the term the “Adviser” refers to Priority Senior Secured Income Management, LLC; the term “Prospect Capital Management” refers to Prospect Capital Management L.P.; the term “dealer manager” refers to Preferred Capital Securities, LLC; and the terms “Prospect Administration” and the “Administrator” refer to Prospect Administration LLC. In addition, in this prospectus, we use the term “day” to refer to a calendar day, and we use the term “business day” to refer to any day other than Saturday, Sunday, a legal holiday or a day on which banks in New York City are authorized or required to close.
Priority Income Fund, Inc.
We are an externally managed, non-diversified, closed-end management investment company that has registered as an investment company under the Investment Company Act of 1940, as amended, or the 1940 Act. As such, we are required to comply with certain regulatory requirements. See “Regulation” in the statement of additional information, or SAI. We are managed by Priority Senior Secured Income Management, LLC, a registered investment adviser under the Investment Advisers Act of 1940, as amended, or the Advisers Act, which oversees the management of our activities and is responsible for making investment decisions for our portfolio. We have elected to be treated for federal income tax purposes as a regulated investment company, or RIC, under Subchapter M of the Internal Revenue Code of 1986, as amended, or the Code.
Our investment objective is to generate current income and, as a secondary objective, long-term capital appreciation. We seek to achieve our investment objective by investing, under normal circumstances, at least 80% of our total assets, or net assets plus borrowings, in senior secured loans made to companies whose debt is rated below investment grade or, in limited circumstances, unrated, which we collectively refer to as “Senior Secured Loans,” with an emphasis on current income. These investments, which are often referred to as “junk” or “high yield,” have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. They may also be difficult to value and illiquid. Our investments may take the form of the purchase of Senior Secured Loans (either in the primary or secondary markets) or through investments in entities that in turn own a pool of Senior Secured Loans. This investment objective may be changed by our Board of Directors if we provide our stockholders with at least 60 days prior notice. We may invest in Senior Secured Loans directly or in any security issued by a CLO to implement our investment objective but have invested primarily in the equity and junior debt tranches of a type of such pools known as Collateralized Loan Obligations, or “CLOs.” We refer to such investments, together with direct investments in Senior Secured Loans, collectively as “Target Securities.” Structurally, CLOs are entities that are formed to manage a portfolio of Senior Secured Loans. The Senior Secured Loans within a CLO are limited to Senior Secured Loans which meet specified credit and diversity criteria and are subject to concentration limitations in order to create an investment portfolio that is broadly assorted across different Senior Secured Loans, borrowers, and industries, with limitations on non-U.S. borrowers. The typical underlying borrowers for Senior Secured Loans are U.S.-based privately-held and publicly-held companies across a wide range of industries and sectors.
Our Adviser manages our investments and its affiliate, Prospect Administration, provides the administrative services necessary for us to operate.
About Our Adviser
We are managed by Priority Senior Secured Income Management, LLC pursuant to an Investment Advisory Agreement, or the “Investment Advisory Agreement.” Our Adviser is owned 50% by Prospect Capital Management, an asset management firm and registered investment adviser under the Advisers Act, and 50% by Stratera Holdings, LLC. Our Adviser is registered as an investment adviser with the SEC under the Advisers Act and is led by a team of investment professionals from the investment and operations team of Prospect Capital Management. These individuals are responsible for our day-to-day operations on behalf of our Adviser and are responsible for developing, recommending and implementing our investment strategy. Prospect Capital Management also manages Prospect Capital Corporation, a business development company traded on the NASDAQ Global Select Market. See “Risk Factors—Risks Related to our Adviser and Its Affiliates.” Prospect Capital Corporation commenced operations on July 27, 2004, focusing on generating current income and, to a lesser extent, long-term capital appreciation for stockholders, primarily by making investments in senior secured loans, subordinated debt, unsecured debt, Target Securities and equity of a broad portfolio of U.S. companies. Prospect Capital Corporation had total assets of approximately $5.4 billion as of December 31, 2019. Our Adviser’s professionals also manage TP Flexible Income Fund, Inc., or “FLEX,” which has elected to be regulated as a business development company under the 1940 Act. FLEX is the result of a merger between Pathway Capital Opportunity Fund, Inc., or “Pathway”, with and into Triton Pacific Investment Corporation, Inc., which became effective on March 31, 2019. Pathway was also managed by an affiliate of Prospect Capital Management prior to the completion of the merger. As of December 31, 2019, FLEX had total assets of approximately $43.8 million.

Our Adviser’s investment professionals have significant experience and an extensive track record of investing in companies, managing high-yielding debt and equity investments, and managing and investing in CLOs, including the equity and junior debt tranches of CLOs, and Target Securities. Such parties also have extensive knowledge of the managerial, operational and regulatory requirements of publicly registered investment companies. Our Adviser does not currently have employees, but has access to certain investment, finance, accounting, legal and administrative personnel of Prospect Capital Management and Prospect Administration and may retain additional personnel as our activities expand. In particular, certain personnel of Prospect Capital Management will be made available to our Adviser to assist it in managing our portfolio and operations, provided that they are supervised at all times by our Adviser’s management team. See “Investment Objective and Strategy—About Our Adviser.” We believe that this depth of experience and disciplined investment approach will help our Adviser to successfully execute our investment strategy. See “Management” and “Portfolio Management” for biographical information regarding our Adviser’s professionals.
All investment decisions will be made by our Adviser’s professionals. Our Board of Directors, including a majority of independent directors, will oversee and monitor our investment performance and relationship with our Adviser. See “Investment Advisory Agreement.”
Risk Factors
An investment in our Series G Preferred Stock involves a high degree of risk and may be considered speculative. You should carefully consider the information found in “Risk Factors” before deciding to invest in our Series G Term Preferred Stock. The following are some of the risks an investment in us involves:

•
The Series G Term Preferred Stock is a fixed interest rate security and is subject to risks related to fixed interest rate investments, including the risk of a decline in the price of the Series G Term Preferred Stock if prevailing interest rates increase, and the risk of a faster than anticipated rate of prepayments, which is likely to result in a lower than anticipated yield, if prevailing interest rates decrease.

•
Prior to this offering, there has been no public market for the Series G Term Preferred Stock, and we cannot assure you that the market price of the Series G Term Preferred Stock will not decline following the offering.

•	The Series G Term Preferred Stock will be subordinate to the rights of holders of senior indebtedness.

•	The Series G Term Preferred Stock will be subject to a risk of early redemption and holders may not be able to reinvest their funds.

•	Holders of the Series G Term Preferred Stock will bear dividend risk.

•	There is a risk of delay in our redemption of the Series G Term Preferred Stock, and we may fail to redeem such securities as required by their terms.

•
The Series G Term Preferred Stock is not rated by a rating agency and therefore may trade at a price that is lower than the Series G Term Preferred Stock might otherwise trade if rated by a rating agency.

•	Legislative or other actions relating to taxes could have a negative effect on us.

•
We intend to maintain our status as a RIC but may fail to do so. Such failure would subject us to federal income tax on all of our income, which would have a material adverse effect on our financial performance.

•
As a result of the annual distribution requirement to qualify as a RIC, we will likely need to continually raise equity, make borrowings or sell existing investments to fund new investments. At times, these sources of funding may not be available to us on acceptable terms, if at all.

•	We are subject to financial market risks, including changes in interest rates, which may have a substantially negative impact on our investments.

•
A significant portion of our portfolio will be recorded at fair value as determined in good faith by our Board of Directors and, as a result, there may be uncertainty as to the value of our investments.

•	Investments in foreign securities may involve significant risks in addition to the risks inherent in U.S. securities.

•	Our investments in the equity and junior debt tranches of CLOs are exposed to leveraged credit risk.

•	Changes in credit spreads may adversely affect our profitability and result in realized and unrealized depreciation on our investments.

•	Our investments in the equity and junior debt tranches of CLOs may be riskier and less transparent to us and our stockholders than direct investments in the underlying companies.

•	CLOs typically will have no significant assets other than their underlying Senior Secured Loans; payments on the CLOs are and will be payable solely from the cashflows from such Senior Secured Loans.

•	There is the potential for interruption and deferral of cashflow to our investments in the equity and junior debt tranches of CLOs.

•	Price declines in the markets for Target Securities may adversely affect the fair value of our portfolio.

•	Our investments in Target Securities may be illiquid.

•	We may invest in assets with no or limited performance or operating history.

•	We are exposed to underlying borrower fraud through our portfolio securities.

•	The inability of a CLO collateral manager to reinvest the proceeds of the prepayment of Senior Secured Loans in a CLO may adversely affect us.

•	Our investments are subject to prepayments and calls, increasing re-investment risk.

•	There is limited control of the administration and amendment of Senior Secured Loans in CLOs.

•	Senior Secured Loans in CLOs may be sold and replaced resulting in a loss to us.

•	Non-investment grade debt, which is often referred to as “junk” or “high-yield,” involves a greater risk of default and higher price volatility than investment grade debt.

•
We will generally have the right to receive payments only from the CLOs in which we invest, and will generally not have direct rights against the underlying borrowers comprising the CLOs’ investments or the entities that sponsored the CLOs.

•	Our investments in equity and junior debt tranches of CLOs will likely be subordinate to the other debt tranches of such CLOs, and are subject to a higher degree of risk of total loss.

•	We may be more susceptible than a diversified fund to being adversely affected by any single corporate, economic, political or regulatory occurrence.

•
The potential for our Adviser to earn incentive fees under the Investment Advisory Agreement may create an incentive for it to enter into investments that are riskier or more speculative than would otherwise be in our best interests, and, since the base management fee is based on average total assets, our Adviser may have an incentive to increase portfolio leverage in order to earn higher base management fees.

•
Our Adviser and its affiliates face conflicts of interest as a result of compensation arrangements, time constraints and competition for investments, which they will attempt to resolve in a fair and equitable manner, but which may result in actions that are not in our stockholders’ best interests.

•	Our ability to enter into transactions with our affiliates will be restricted.

•	We may be unable to invest a significant portion of the net proceeds of our offering on acceptable terms in an acceptable timeframe.

•
We may borrow funds to make investments. As a result, we would be exposed to the risks of borrowing, also known as leverage, which may be considered a speculative investment technique. Leverage increases the volatility of investments and magnifies the potential for loss on amounts invested, therefore increasing the risks associated with investing in our Series G Term Preferred Stock.

•	Our investments may be concentrated in a limited number of investments, which would magnify the effect of any losses suffered by a few of these investments.
See “Risk Factors” beginning on page 21 and the other information included in this prospectus for a discussion of factors you should carefully consider before deciding to invest in our Series G Term Preferred Stock.
Investment Strategy
Our investment objective is to generate current income and, as a secondary objective, long-term capital appreciation. We seek to achieve our investment objective by investing, under normal circumstances, at least 80% of our total assets, or net assets plus borrowings, in Senior Secured Loans, with an emphasis on current income. Our investments may take the form of the purchase of Senior Secured Loans (either in the primary or secondary markets) or through investments in entities that in turn own a pool of Senior Secured Loans. This investment objective may be changed by our Board of Directors if we provide our stockholders with at least 60 days prior notice. We may invest in Senior Secured Loans directly or in any security issued by a CLO to implement our investment objective but have invested primarily by directly purchasing (either in the primary or secondary markets) the equity and junior debt tranches of CLOs. Structurally, CLOs are entities that are formed to manage a portfolio of Senior Secured Loans. The Senior Secured Loans within a CLO are limited to Senior Secured Loans which meet specified credit and diversity criteria and are subject to concentration limitations in order to create an investment portfolio that is broadly assorted across different Senior Secured Loans, borrowers, and industries, with limitations on non-U.S. borrowers.
The CLOs in which we invest typically will be issued by special purpose vehicles and will be predominantly collateralized against pools of Senior Secured Loans. Such Senior Secured Loans typically will be BB or B rated (non-investment grade or “junk”) and in limited circumstances, unrated, Senior Secured Loans originated in the U.S., with a first lien on the borrower’s assets. We invest in new issue transactions in the primary market and transactions in the secondary market.
We will identify potential investments using our Adviser’s market knowledge, experience and industry relationships. Our Adviser’s relationships with CLO collateral managers, underwriters and trading desks will be used to source transactions. In determining when to sell an investment, our Adviser will consider the following factors: the performance of such investment, the expected performance by evaluating the company if such investment is a Senior Secured Loan or evaluating the pool of Senior Secured Loans if such investment is in a CLO, current market conditions, our capital needs, and other factors.
We seek to invest a majority of our assets in a broad portfolio of cashflow CLOs and have currently invested a majority of our assets in the equity and junior debt tranches of cashflow CLOs. The underlying assets of cashflow CLOs are comprised primarily of Senior Secured Loans. Therefore, there is a direct relationship between the market for Senior Secured Loans and the market for cashflow CLOs in which we will seek to invest. We invest so as to obtain exposure across a relatively broad range of underlying borrowers and credit ratings, sectors, CLO collateral managers, and CLO maturity profiles. We also take into consideration any correlation between different underlying securities. In order to comply with diversification requirements applicable to RICs, with respect to half of our investment portfolio, our interest in any one investment will not exceed 5% of the value of our gross assets, and with respect to the other half of our portfolio, our interest in any one investment will not exceed 25% of the value of our gross assets. By virtue of our investments in cashflow CLOs, which will be predominantly collateralized against pools of Senior Secured Loans, we expect to be broadly invested with respect to credit exposure to any one particular industry or borrower although we will have no restrictions on the industry or borrower exposure of the underlying assets and we do not operate as a “diversified” investment company within the meaning of the 1940 Act. We do not invest in any CLOs or investment companies managed by our Adviser or its affiliates. See “Certain U.S. Federal Income Tax Considerations” for our detailed RIC diversification requirements.
As a holder of preferred stock of the Company, you will not be able to directly enforce any rights and remedies in the event of a default of a Senior Secured Loan. In the case of the equity and junior debt tranches of CLO securities owned by the Company, the Company will not be able to directly enforce any rights and remedies in the event of a default of a Senior Secured Loan held by a CLO vehicle.
Our Target Securities, and particularly our investments in the equity and junior debt tranches of CLOs, are difficult to value by virtue of the fact that they are not publicly traded or actively traded on a secondary market but, instead, are traded on a privately negotiated over-the-counter secondary basis by institutional investors. As a result, we will value these securities monthly at fair value as determined in good faith pursuant to our valuation procedures.
We will be subject to certain regulatory restrictions in making our investments. On January 13, 2020, we received a co-investment exemptive order from the SEC, or the “Order,” granting us the ability to negotiate terms other than price and quantity of co-investment transactions with other funds managed or owned by our Adviser or certain affiliates, including Prospect Capital Corporation and FLEX, where co-investing would otherwise be prohibited under the 1940 Act, subject to the conditions included therein. Under the terms of the Order, a majority of our independent directors who have no financial interest in the transaction must make certain conclusions in connection with a co-investment transaction, including that (1) the terms of the proposed transaction, including the consideration to be paid, are reasonable and fair to us and our stockholders and do not involve overreaching of us or our stockholders on the part of any person concerned and (2) the transaction is consistent with the interests of our stockholders and is consistent with our investment objective and strategies. The Order also imposes reporting and record keeping requirements and limitations on transactional fees. We may only co-invest with other funds managed or owned by our Adviser or certain affiliates in accordance with such Order and existing regulatory guidance. See “Certain Relationships and Related Party Transactions—Allocation of Investments” in the statement of additional information.
To seek to enhance returns to our common stockholders, we may borrow money from time to time at the discretion of our Adviser within the levels permitted by the 1940 Act (which generally allows us to incur indebtedness so long as our asset coverage ratio is at least 300% with respect to and after incurring such indebtedness or issue preferred stock so long as our asset coverage ratio is at least 200% with respect to and after issuing such preferred stock) when the terms and conditions available are favorable to long-term investing and well-aligned with our investment strategy and portfolio composition. In determining whether to borrow money, we will analyze the maturity, covenant package and rate structure of the proposed borrowings as well as the risks of such borrowings compared to our investment outlook. We previously offered shares of our Preferred Stock pursuant to a continuous offering but we are no longer doing so. As of December 31, 2019, we had $37.5 million of shares of 6.375% Series A Term Preferred Stock due 2025 outstanding, $25 million of shares of 6.25% Series B Term Preferred Stock due 2023 outstanding, $40.25 million of shares of 6.625% Series C Term Preferred Stock due 2024 outstanding, $27.4 million shares of 7.00% Series D Term Preferred Stock due 2029, $27.5 million of 6.375% Series E Term Preferred Stock due 2024 and $5 million under the Facility outstanding and our asset coverage ratio was approximately 345%. The table below summarizes our asset coverage per unit as of December 31, 2019.

	Total Amount Outstanding	Asset Coverage per Unit(1)	Involuntary Liquidating Preference per Unit
The Facility(2)	$5,000,000	$112,195	$—
Series A Term Preferred Stock Due 2025	37,504,575	86	25
Series B Term Preferred Stock Due 2023	25,000,000	86	25
Series C Term Preferred Stock Due 2024	40,250,000	86	25
Series D Term Preferred Stock Due 2029	27,425,175	86	25
Series E Term Preferred Stock Due 2024	27,500,000	86	25
(1)The asset coverage ratio for a class of secured senior securities representing indebtedness is calculated as our consolidated total assets, less all liabilities and indebtedness not represented by senior securities, divided by secured senior securities representing indebtedness. This asset coverage ratio is multiplied by $1,000 to determine the Asset Coverage Per Unit for the Facility. The asset coverage ratio for a class of secured senior securities representing stock is calculated as our consolidated total assets, less all liabilities and indebtedness not represented by senior securities, divided by senior securities representing indebtedness plus the aggregate of the involuntary liquidation preference of senior securities which is a stock. With respect to the Term Preferred Stock, the asset coverage per unit figure is expressed in terms of dollar amounts per share of outstanding Preferred Stock (based on a per share liquidation preference of $25).

(2)On December 16, 2019, we entered into the Facility. The aggregate commitment of the Facility is $25 million and is collateralized by our CLO investments. As of December 31, 2019, the drawn balance on the Facility was $5 million. As of March [20], 2020, there was no outstanding Facility balance; however, the Company expects to utilize the Facility in the future.

Our asset coverage on a pro forma basis after giving effect to the issuance of $32.5 million of Series F Term Preferred Stock Due 2027 on February 25, 2020, $15,000,000 aggregate principal amount of 6.50% senior unsecured notes due 2035, as described under “Recent Events,” on January 27, 2020 and the assumed issuance of $[___] million of shares of Series G Term Preferred Stock in this offering is approximately [___]%. The table below summarizes our pro forma asset coverage per unit.

	Total Amount Outstanding	Asset Coverage per Unit(1)	Involuntary Liquidating Preference per Unit
The Facility(2)	$5,000,000	$121,399	$—
2035 Notes(3)	15,000,000	30,350	—
Series A Term Preferred Stock Due 2025	37,504,575	[__]	25
Series B Term Preferred Stock Due 2023	25,000,000	[__]	25
Series C Term Preferred Stock Due 2024	40,250,000	[__]	25
Series D Term Preferred Stock Due 2029	27,425,175	[__]	25
Series E Term Preferred Stock Due 2024	27,500,000	[__]	25
Series F Term Preferred Stock Due 2027(4)	32,500,000	[__]	25
Series G Term Preferred Stock Due [___](5)	[__]	[__]	25
(1)The asset coverage ratio for a class of secured senior securities representing indebtedness is calculated as our consolidated total assets, less all liabilities and indebtedness not represented by senior securities, divided by secured senior securities representing indebtedness. This asset coverage ratio is multiplied by $1,000 to determine the Asset Coverage Per Unit for the Facility and the 2035 Notes. The asset coverage ratio for a class of secured senior securities representing stock is calculated as our consolidated total assets, less all liabilities and indebtedness not represented by senior securities, divided by senior securities representing indebtedness plus the aggregate of the involuntary liquidation preference of senior securities which is a stock. With respect to the Term Preferred Stock, the asset coverage per unit figure is expressed in terms of dollar amounts per share of outstanding Preferred Stock (based on a per share liquidation preference of $25).

(2)On December 16, 2019, we entered into the Facility. The aggregate commitment of the Facility is $25 million and is collateralized by our CLO investments. As of December 31, 2019, the drawn balance on the Facility was $5 million. As of March 20, 2020, there was no outstanding Facility balance; however, the Company expects to utilize the Facility in the future and assumes a $5 million target balance.

(3)On January 27, 2020, we issued $15 million in aggregate principal amount of 2035 Notes. We have updated the asset coverage on a pro forma basis to assume that the 2035 Notes were outstanding as of December 31, 2019.

(4)On February 20, 2020, we launched an underwritten public offering of 1,200,000 shares of 6.625% Series F Term Preferred Stock due 2027 at a public offering price of $25 per share. The offering closed on February 25, 2020. We granted the underwriters an option to purchase up to an additional 180,000 shares of Series F Term Preferred Stock at the public offering price, less underwriting discounts and commissions, for 30 days after the date of the prospectus relating to the Series F Term Preferred Shares solely to cover overallotments. Concurrently with the issuance of the primary shares in the offering, the Company issued an additional 100,000 shares of Series F Term Preferred Shares to the underwriters to cover allotments.

(5)This represents the assumed issuance of $[___] million of shares of Series G Term Preferred Stock.
The use of borrowed funds or the proceeds of preferred stock, such as the Series G Term Preferred Stock, to make investments has its own specific set of benefits and risks, and all of the costs of borrowing funds or issuing preferred stock would be borne by holders of our common stock. See “Risk Factors—Risks Related to our Capital Structure and Leverage” for a discussion of the risks inherent to employing leverage.
We have applied to list the Series G Term Preferred Stock on the NYSE under the ticker symbol “PRIFG.” If the application is approved, trading on the NYSE in the Series G Term Preferred Stock is expected to begin within 30 days following the issuance date of the Series G Term Preferred Stock. Our common stock is not listed on an exchange and will not be listed on an exchange in the foreseeable future, if at all.
See “Investment Objective and Strategy” for additional information regarding our investment strategy.
Market Opportunity
CLOs are investment vehicles that own a broadly assorted pool of Senior Secured Loans. A CLO uses the cash flows from a broadly assorted portfolio of Senior Secured Loans to service multiple classes of rated debt securities, the proceeds of which together with the junior capital tranches are used to fund the purchase of the underlying Senior Secured Loans. A CLO is a special purpose vehicle (typically formed in the Cayman Islands or another similar foreign jurisdiction) formed to purchase the Senior Secured Loans and issue rated debt securities and equity tranches and/or unrated debt securities (generally treated as equity interests). The rated debt tranches consist of long-term, financing with specified financing terms, including floating interest rates at a stated spread to LIBOR. See “Risk Factors—Risks Related to Our Investments—Investments in foreign securities may involve significant risks in addition to the risks inherent in U.S. investments” and “—Our financial results may be affected adversely if one or more of our significant equity or junior debt investments in a CLO vehicle defaults on its payment obligations or fails to perform as we expect.”
In a typical CLO, as shown in the chart below, the capital structure would include approximately 90% debt, with the remainder comprising the junior most CLO securities, typically referred to as the CLO’s equity tranche. Interest and principal repayment cashflows derived from the pool of Senior Secured Loans are allocated sequentially first to cover the operational and administrative costs of the CLO, second to the debt service of the highest ranking debt tranche, third to the debt service of the next highest ranking debt tranche and so on until all obligations of the CLO have been met. This sequential cashflow allocation is usually referred to as the “payment waterfall.” The most subordinated tranche of securities is therefore the most sensitive to defaults and realized losses in relation to the underlying assets, and the most senior tranche is the least sensitive to them.

Typical Corporate Capital Structure
CLO Eligible
Senior Secured Loans
Unsecured / Subordinated Debt
Equity
100 – 200 Senior Secured Loans
Contractual Interest Payments and Principal Payments by Seniority
Diversified Portfolio of Senior Secured Loans
Aaa / AAA Class
Aa2 / AA Class
A2 / A Class
Baa2 / BBB Class
Ba2 / BB Class
Excess Payments To Equity Class
Equity Class

The equity tranche represents the most junior tranche in the CLO capital structure. The equity tranche is typically not rated and is subordinated to the debt tranches. The holders of equity tranche interests are typically entitled to any cash reserves that form part of the structure at the point at which such reserves are permitted to be released. The equity tranche captures available payments at the bottom of the payment waterfall, after operational and administrative costs of the CLO and servicing of the debt securities. Economically, the equity tranche benefits from the difference between the interest received from the Senior Secured Loans and the interest paid to the holders of debt tranches of the CLO structure. Should a default or decrease in expected payments to a particular CLO occur, that deficiency typically first affects the equity tranche in that holders of that position generally will be the first to have their payments decreased by the deficiency.
Debt tranches of CLOs typically are rated and have a stated coupon. Equity tranches of CLOs are typically unrated and do not have a stated coupon. Rather, payments to the equity tranches of CLOs are dependent on the residual cashflows after all interest, fees and expenses on the debt tranches have been paid. The equity tranche of a CLO is the most sensitive to defaults and realized losses as it is the most subordinated tranche in the CLO’s capital structure, whereas CLO debt tranches are not impacted by defaults and realized losses until total losses exceed the value of the equity tranche. CLO payment provisions are detailed in a CLO’s indenture and are referred to as the “priority of payments” or “waterfall.”
Each tranche within a CLO has voting rights on any amendments that would have a material effect on such tranche. Neither the debt tranches nor equity tranche of CLOs have voting rights on the management of the underlying Senior Secured Loan portfolio. The holders of the equity tranches of CLOs typically have the right to approve and/or replace the CLO collateral manager after such CLO manager has triggered a default. The equity tranche of a CLO has the ability to call the debt tranches following a non-call period. Debt tranches of CLOs do not have the right to call the other CLO security tranches.

We believe that the CLO market, including the U.S. Senior Secured Loan markets, have represented and continue to represent attractive areas for investment. We believe that investments in the equity securities and junior debt obligations of CLOs provide an efficient mechanism for investing in the U.S. Senior Secured Loan market because investments in CLOs allow for us to invest in a highly diversified and levered pool of assets in a cost efficient manner. We may choose not to invest in Senior Secured Loans directly because our principle investment strategy is to invest in the equity and junior debt tranches of CLOs. We are able to invest in equity securities and junior debt obligations of CLOs that have leveraged exposure without the execution costs of creating such a portfolio. Investments in the more senior debt obligations of CLOs, on the other hand, do not provide the same efficiencies in terms of leverage and do not have the same equity exposure. We believe that while the U.S. Senior Secured Loan market is relatively large, with Standard & Poor’s estimating the total par value outstanding at approximately $1.20 trillion as of December 31, 2019,(1) this market remains largely inaccessible to a significant portion of investors that are not lenders or approved institutions.

An investment in a CLO offers access to a diversified and actively managed or actively monitored portfolio of Senior Secured Loans in a single investment. An investment in the equity class of a CLO provides the potential for enhanced returns generated by the difference between the yield on the underlying assets in the portfolio and the cost of funding the rated debt liabilities.
The most junior classes of all U.S. CLOs (typically referred to as CLO equity classes) have delivered approximately 21% annual average cash yields since January 2003, as shown in the chart below,(2) and, according to Wells Fargo, 98.1% of U.S. CLOs that have been issued since 2000 and redeemed through March 2015, which is the most recent date that is available for this data, have generated a positive return to equity investors.(3) Despite the historically favorable returns delivered by most junior classes of U.S. CLOs, these investments have generated lower returns during periods of extreme market volatility, particularly as a result of events impacting the U.S. credit markets. See “Risk Factors - Price declines in the markets for Target Securities, especially equity and junior tranches of CLOs and Senior Secured Loans, may adversely affect the fair value of our portfolio, reducing our net asset value through increased net unrealized depreciation.”
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(1)	Source: S&P Capital IQ - S&P LSTA Leveraged Lending Review 4Q19.

(2)	Source: Citigroup Global Capital Markets Research – January 27, 2020.

(3)	Source: Wells Fargo Structured Products Research, Intex and data provided by CLO Collateral Managers.
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Source: Citigroup Global Markets Research - January 27, 2020.
Cashflow transactions
The underlying assets of cashflow transactions may be either actively managed by a CLO collateral manager, or structured as static pools where few if any changes can be made to the initial asset selection. We invest primarily in actively-managed transactions where the portfolios will be managed according to typically stringent investment guidelines set out at the inception of the transaction. These guidelines likely will include specific requirements determined by the rating agencies (Moody’s, Standard & Poor’s, and/or Fitch), such as a portfolio broadly invested by industry and issuer and weighted average rating requirements on the Senior Secured Loans in the portfolio.
Broad investment variety is a key feature of the portfolios of the CLOs in which we invest, and is aimed at minimizing the effect of potential credit deterioration. Typical guidelines require broad investment variety by issuer and industry. Individual CLO portfolios will generally consist of a large number of issuers in various industries.
Returns to investors in the equity classes of CLOs depend on a number of factors. One of the principal drivers is the number and timing of defaults in the portfolio, as well as recovery rates on any defaulted Senior Secured Loans. Other factors which contribute to return performance are correlation among assets, portfolio purchase price, repayment rate, reinvestment interest rate, trading gains/losses, test levels, frequency of payment on assets and liabilities, and timing of allocation of cashflows.
The Senior Secured Loan market is characterized by various factors, including:

•
Seniority.  A Senior Secured Loan typically has a first lien, or sometimes second lien, on the borrower’s assets and ranks senior in a borrower’s capital structure to other forms of debt or equity. As such, that loan maintains the senior-most claim on the borrower’s assets and cash flow, and, we believe should, all other things being equal, offer the prospect of a more stable and lower-risk investment relative to other debt and equity securities issued by the borrower.

•
Consistent long-term performance.  Senior Secured Loans have provided positive cash yields in all years since 1997, and only two years (2008 and 2015) of negative returns including mark-to-market volatility. Senior Secured Loans provided a 2-year return of 7.5% in 2008 and 2009 despite the market downturn.(4)

•
Floating rate instruments.  A Senior Secured Loan typically contains a floating interest rate versus a fixed interest rate, which we believe provides some measure of protection against the risk of increases in interest rates and inflation. Also, the debt tranches of a CLO have floating interest rates as well, which provides a partial matching of changes in the interest rates on the CLO’s assets and liabilities.

•
Low default-rate environment.  The default rate on all Senior Secured Loans included in the S&P/LSTA Leveraged Loan Index was 1.39% for the twelve-month period ended December 31, 2019 and has averaged 2.19% from January 1, 2003 through December 31, 2019.(5) The S&P/LSTA Leveraged Loan Index reflects the market-weighted performance of a selection of U.S. dollar-denominated institutional Senior Secured Loans.

•
Positive outlook for U.S. corporations.  We believe that U.S. companies are in a healthy position. We believe that cash flow coverage continues to be strong: the average ratio of earnings before interest, taxes, depreciation and amortization, or “EBITDA”, to cash interest among borrowers listed in the S&P LSTA Leveraged Loan Index remains strong at 4.57x as of September 30, 2019.(6)

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(4)    Source: S&P Capital IQ - Leveraged Loan Index Returns Summary.
(5)    Source: S&P Capital IQ - Leveraged Loan Lending Review 4Q19.
(6)    Source: S&P Capital IQ - Leveraged Loan Index Current Credit Stats.
In the current environment, we believe the above attributes are particularly desirable.
We believe that the equity and junior debt tranches of CLO securities in which we invest currently represent, as a class, an opportunity to obtain attractive risk-adjusted investment returns. We believe that a number of factors support this conclusion, including:

•	The U.S. CLO market is relatively large, with a total outstanding notional balance of approximately $683 billion as of December 31, 2019;(7)

•
CLOs are not significantly impacted solely by the same mark to market volatility of Senior Secured Loans. Therefore, we believe a decline in Senior Secured Loan prices similar to 2008 and August 2011 does not solely have a directly negative impact on CLOs and provides CLOs an opportunity to acquire Senior Secured Loans at discounted prices;

•
CLOs are typically subject to significant investment restrictions resulting in diversified portfolios. Investment restrictions include limitations on exposure to any one borrower, Senior Secured Loan, or particular industry, requirements for minimum weighted average spreads and minimum weighted average ratings, and limitations on low rated Senior Secured Loans. Required diversity tests typically result in the average Senior Secured Loan or issuer representing less than 2% and no industry exceeding 15% of a CLO’s portfolio;

•
We believe that investing in Target Securities requires high levels of research and analysis. We believe that typically this analysis can only be conducted by knowledgeable market participants, as the nature of the analysis tends to be highly specialized; and

•	U.S. CLO equity tranches have delivered approximately 21% average annual cash yields since January 2003.(8)
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(7)    Source: Wells Fargo CLO Monthly Market Overview - February 4, 2020.
(8)    Source: Citigroup Global Markets Research - January 27, 2020.
We caution investors that the past performance described above is not indicative of future returns and the results do not include fees, expenses or taxes that a stockholder may incur. The results described above may not be representative of our portfolio.

Potential Competitive Strengths
We believe that we offer our investors the following potential competitive strengths:
Established platform with seasoned investment professionals. We will benefit from the wider resources of our Adviser through the personnel it utilizes from Prospect Capital Management, which is focused on sourcing, structuring, executing, monitoring and exiting a broad range of investments. We believe these personnel possess market knowledge, experience and industry relationships that enable them to identify potentially attractive investment opportunities in Target Securities.
Long-term investment horizon. Unlike private equity and venture capital funds, we will not be subject to standard periodic capital return requirements. Such requirements typically stipulate that capital invested in these funds, together with any capital gains on such investment, can be invested only once and must be returned to investors after a pre-determined time period. We believe our ability to make investments with a longer-term view and without the capital return requirements of traditional private investment vehicles will provide us with greater flexibility to seek investments that can generate attractive returns on invested capital.
Efficient tax structure. As a regulated investment company, or “RIC,” we generally will not be required to pay federal income taxes on any ordinary income or capital gains that we timely distribute to our stockholders as dividends. Furthermore, tax-exempt investors in our securities who do not finance their acquisition of our securities with indebtedness should not be required to recognize unrelated business taxable income, or “UBTI.” Although, as a RIC, we generally will not be subject to federal income taxes on dividends we receive from taxable entities and that we timely distribute to our stockholders, any taxable entities we own generally will be subject to federal and state income taxes on their income. As a result, the net return to us on such investments that are held by such subsidiaries will be reduced to the extent that the subsidiaries are subject to income taxes.
Disciplined, income-oriented investment philosophy. Our Adviser employs a conservative investment approach focused on current income and long-term investment performance. This investment approach involves a multi-stage selection process for each investment opportunity, as well as ongoing monitoring of each investment made, with particular emphasis on early detection of deteriorating credit conditions at issuers of Senior Secured Loans which could result in adverse portfolio developments. This strategy is designed to maximize current income and minimize the risk of capital loss while maintaining potential for long-term capital appreciation.
Investment expertise across all levels of the corporate capital structure. We believe the personnel available to our Adviser have broad expertise and experience investing in companies, managing high-yielding debt and equity investments, and managing and investing in Target Securities. We will attempt to capitalize on this expertise in an effort to produce and maintain an investment portfolio that will perform well in a broad range of economic conditions.
Advisory Fees
Our Adviser is compensated for its services. Under the Investment Advisory Agreement, our Adviser is entitled to a fee consisting of two components—a base management fee and an incentive fee. The base management fee is calculated at an annual rate of 2.0% of our total assets. When we determine to use leverage, as is the case with the issuance of Series G Term Preferred Stock, the fees paid to the Adviser for investment advisory services are higher than if we did not use leverage because the fees paid are calculated based on total assets, which includes assets attributable to leverage. The base management fee is payable quarterly in arrears and is calculated based on the average value of our total assets as of the end of the two most recently completed calendar quarters. The subordinated incentive fee, which we refer to as the subordinated incentive fee on income, will be calculated and payable quarterly in arrears based upon our “pre-incentive fee net investment income” for the immediately preceding quarter and will be subordinated to a fixed preferred return on the value of our net assets at the end of the immediately preceding calendar quarter equal to 1.5% per quarter, or an annualized rate of 6.0%. See “Investment Advisory Agreement—Overview of Our Adviser—Advisory Fees.”
Administration
We have entered into an administration agreement, or the “Administration Agreement,” under which we have agreed to reimburse Prospect Administration for our allocable portion of overhead and other expenses incurred by it in performing its obligations under the Administration Agreement, including furnishing us with office facilities, equipment and clerical, bookkeeping and record keeping services at such facilities, as well as providing us with other administrative services. Prospect Administration is controlled by Prospect Capital Management. See “Administration Agreement.”
Conflicts of Interest
Our Adviser and certain of its affiliates may experience conflicts of interest in connection with the management of our business affairs, including, but not limited to, the following:

•
The directors, officers and other personnel of our Adviser and its affiliates allocate their time between advising us and managing other investment activities and business activities in which they may be involved, including managing and operating Prospect Capital Corporation;

•
The compensation payable by us to our Adviser and other affiliates will be approved by our Board of Directors consistent with the exercise of the requisite standard of care applicable to directors under Maryland law and our charter and bylaws. Such compensation is payable, in most cases, whether or not our stockholders receive distributions;

•
We will compete with certain affiliates for investments, including Prospect Capital Corporation and FLEX, subjecting our Adviser and its affiliates to certain conflicts of interest in evaluating the suitability of investment opportunities and making or recommending acquisitions on our behalf;

•
Regardless of the quality of the assets acquired or the services provided to us, or whether we make distributions to our stockholders, our Adviser will receive base management fees and reimbursement of routine non-compensation overhead expenses in connection with the management of our portfolio, such as expenses incurred by Prospect Administration or us in connection with administering our business, including expenses incurred by Prospect Administration in performing administrative services for us, and the reimbursement of the compensation of our Chief Financial Officer, Chief Compliance Officer, Treasurer and Secretary and other administrative personnel paid by Prospect Administration, subject to the limitations included in the Administration Agreement, and may receive subordinated incentive fees in connection with the generation of net investment income;

•
We may compete with other funds managed by affiliates of our Adviser for investment opportunities, subjecting our Adviser and its affiliates to certain conflicts of interest in evaluating the suitability of investment opportunities and making or recommending acquisitions to us;

•
From time to time, to the extent consistent with the 1940 Act and the rules and regulations promulgated thereunder, we and other clients (if any) for which our Adviser provides investment management services or carries on investment activities may make investments at different levels of an investment entity’s capital structure or otherwise in different classes of an issuer’s securities. These investments may inherently give rise to conflicts of interest or perceived conflicts of interest between or among the various classes of securities that may be held by us and such other clients;

•
Our Adviser and its respective affiliates may give advice and recommend securities to other clients which may differ from advice given to, or securities recommended or bought for, us, even though their investment objective may be similar to ours;

•
Prospect Capital Management and its affiliates may have existing business relationships or access to material, non-public information that would prevent our Adviser from recommending certain investment opportunities that would otherwise fit within our investment objective;

•
Our Adviser and its affiliates are not restricted from forming additional investment funds, from entering into other investment advisory relationships or from engaging in other business activities, even though such activities may be in competition with us and/or may involve substantial time and resources of our Adviser or its affiliates. Affiliates of our Adviser, whose primary business includes the origination of investments, engage in investment advisory business with accounts that compete with us. Affiliates of our Adviser have no obligation to make their originated investment opportunities available to us; and

•
To the extent permitted by the 1940 Act and staff interpretations, our Adviser may seek to have us and one or more other investment accounts managed or owned by our Adviser or certain of its affiliates participate in an investment opportunity. The Order permitting us to co-invest with other funds managed or owned by our Adviser or certain affiliates grants us the ability to negotiate terms other than price and quantity of co-investment transactions with other funds managed or owned by our Adviser or certain affiliates, including Prospect Capital Corporation and FLEX, where co-investing would otherwise by prohibited by the 1940 Act, subject to the conditions included therein. Under the terms of the Order, a majority of our independent directors who have no financial interest in the transaction must make certain conclusions in connection with a co-investment transaction, including that (1) the terms of the proposed transaction, including the consideration to be paid, are reasonable and fair to us and our stockholders and do not involve overreaching of us or our stockholders on the part of any person concerned and (2) the transaction is consistent with the interests of our stockholders and is consistent with our investment objective and strategies. The Order also imposes reporting and record keeping requirements and limitations on transactional fees. We may only co-invest with other funds managed or owned by our Adviser or certain affiliates in accordance with such Order and existing regulatory guidance. See “Certain Relationships and Related Party Transactions—Allocation of Investments” in the statement of additional information. These co-investment transactions may give rise to conflicts of interest or perceived conflicts of interest among us and the other participating accounts. To mitigate these conflicts, our Adviser and its affiliates will seek to allocate portfolio transactions for all of the participating investment accounts, including us, on a fair and equitable basis, taking into account such factors as the relative amounts of capital available for new investments, the applicable investment programs and portfolio positions, the clients for which participation is appropriate and any other factors deemed appropriate.
Available Information
We file periodic reports, proxy statements and other information with the SEC. This information will be available on the SEC’s website at www.sec.gov. This information will also be available free of charge by contacting us at 10 East 40th Street, 42nd Floor, New York, New York, 10016 or on our website at www.priorityincomefund.com (which is not intended to be an active hyperlink). These reports should not be considered a part of, or as incorporated by reference into, this prospectus or the registration statement of which this prospectus is a part.
Taxation
We have elected to be treated for federal income tax purposes, and intend to qualify annually, as a RIC under Subchapter M of the Code. As a RIC, we generally will not be required to pay corporate-level U.S. federal income taxes on any ordinary income or capital gains that we timely distribute to our stockholders from our tax earnings and profits. To maintain our RIC tax treatment, we must meet specified source-of-income and asset diversification requirements and distribute annually at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. See “Certain U.S. Federal Income Tax Considerations.”
Corporate Information
Our principal executive offices are located at 10 East 40th Street, 42nd Floor, New York, New York, 10016. We maintain a website at www.priorityincomefund.com (which is not intended to be an active hyperlink). Information contained on our website is not incorporated by reference into this prospectus, and you should not consider that information to be part of this prospectus.
Recent Events
During the period from January 1, 2020 through March 20, 2020, we raised $1.8 million of capital, net of offering proceeds, through the issuance of 143,150 shares of our common stock.

During the period from January 1, 2020 through March 20, 2020, we made 6 CLO equity investments totaling $26.9 million which 2 represented new investments. During the period from January 1, 2020 through March 20, 2020, we made 2 CLO debt investments totaling $4.4 million which both represented new investments.

During the period from January 1, 2020 through March 20, 2020, we sold 1 CLO debt investment for proceeds of $6.0 million.

On February 6, 2020, we filed a definitive prospectus with the SEC pursuant to which, through Preferred Capital Securities, LLC ("PCS"), our Dealer Manager, we are offering up to 71,620,877 shares of our common stock for a period of up to eighteen months, unless otherwise extended. PCS replaces Provasi Securities, LP as the Fund's Dealer Manager for its continuous offering of common stock. PCS charges selling commissions of 6.0% and dealer manager fees of 0.75%, payable upon a purchase of Class R shares.

On January 27, 2020, we issued $15 million in aggregate principal amount of notes (the "2035 Notes") in a private placement to an institutional investor. The 2035 Notes mature on March 31, 2035 and bear interest at a rate of 6.50% per year, payable quarterly on March 31, June 30, September 30 and December 31 of each year.

Our Board of Directors authorized and we declared distributions for the Series A, B, C, D and E Term Preferred Stock on January 23, 2020. Dividends with respect to the Series A, B, C, D and E Term Preferred Stock will be paid on March 31, 2020 to holders of record of such Series A, B, C, D and E Term Preferred Stock as their names appear on our registration books at the close of business on March 16, 2020 at a rate of $0.39844 per share of Series A Term Preferred Stock, $0.39063 per share of Series B Term Preferred Stock, $0.41406 per share of Series C Term Preferred Stock, $0.43750 per share of Series D Term Preferred Stock and $0.39844 per share of Series E Term Preferred Stock.

On January 14, 2020, we made an additional draw on the Facility of $8,000,000, resulting in a total amount drawn of $13,000,000. On January 27, 2020 and January 29, 2020, we made repayments under the Facility of $10,800,000 and $2,200,000, respectively. As of March 20, 2020, there was no outstanding Facility balance.

The agreement governing our Facility requires us to comply with certain financial and operational covenants. These covenants include restrictions on the level of indebtedness that we are permitted to incur in relation to the value of our assets and a minimum total net asset level that we are required to maintain. As of March 20, 2020, we were in compliance with these covenants. However, our continued compliance with these covenants depends on many factors, some of which are beyond our control. Accordingly, there are no assurances that we will comply with the covenants in our Facility. Failure to comply with these covenants would result in a default under the Facility that, if we were unable to obtain a waiver from the lenders thereunder, could result in an acceleration of repayments under the Facility and thereby have a material adverse impact on our business, financial condition and results of operations.
On February 20, 2020, we launched an underwritten public offering of 1,200,000 shares of 6.625% Series F Term Preferred Stock due 2027 at a public offering price of $25 per share. The offering closed on February 25, 2020. We granted the underwriters an option to purchase up to an additional 180,000 shares of Series F Term Preferred Stock at the public offering price, less underwriting discounts and commissions, for 30 days after the date of the prospectus relating to the Series F Term Preferred Shares solely to cover overallotments. Concurrently with the issuance of the primary shares in the offering, the Company issued an additional 100,000 shares of Series F Term Preferred Shares to the underwriters to cover allotments. On the closing date we issued 1,300,000 shares of the Series F Term Preferred Shares and net proceeds from the offering were $31,484,375.

On February 25, 2020, our Board of Directors authorized and we declared a series of distributions for our common stock for the months of March through April 2020, reflected in the following table. Common stockholders of record as of each record date will be entitled to receive the respective distributions.

Record Date	Payment Date	Total Amount per Share(a)
March 6, 13, 20, and 27, 2020(b)	March 30, 2020	$0.16447
April 3, 10, 17, and 24, 2020	April 27, 2020	0.09320
May 1, 8, 15, 22, and 29, 2020	June 1, 2020	0.11650

(a)Total amount per share represents the total distribution rate for the record dates indicated.
(b)Includes bonus distributions.
On December 13, 2019, we made an offer to purchase up to $5.08 million in aggregate amount of our issued and outstanding common shares. The offer began on December 19, 2019 and expired at 4:00 PM, Eastern Time, on January 21, 2020. In accordance with the terms of the offer, the Company purchased 404,532 of our common shares, of which 2,189 of our common shares were first purchased from beneficial holders of less than 100 of our common shares, and the remainder were purchased on a pro rata basis from the requests for repurchase received by the Company that were validly tendered and not withdrawn, at a price equal to $12.55 per share, for an aggregate purchase price of approximately $5,076,891. The purchase price per share was equal to the net asset value per share as of January 17, 2020.
On March 13, 2020, we made an offer to purchase up to $5.09 million in aggregate amount of our issued and outstanding common shares. The offer began on March 13, 2020 and expires at 4:00 PM, Eastern Time, on April 20, 2020. The purchase price per share is equal to the net asset value per share as of April 17, 2020.
On March 17, 2020, our Board of Directors authorized the repurchase of up to $50 million worth of the outstanding shares of the Series A, B, C, D, E and F Term Preferred Stock, in aggregate. Pursuant to this authorization, we may, but are not obligated to, repurchase our outstanding Series A, B, C, D, E, and F Term Preferred Stock in the open market from time to time through six months from March 17, 2020.

THE OFFERING

Issuer	Priority Income Fund, Inc.
Securities Offered	[___] shares of Series G Term Preferred Stock. An additional [___] shares of Series G Term Preferred Stock will be issuable pursuant to an over-allotment option granted to the underwriters.
Listing
We have applied to list Series G Term Preferred Stock on the New York Stock Exchange, or the “NYSE,” under the symbol “PRIFG.” If the application is approved, trading in Series G Term Preferred Stock on the NYSE is expected to begin within 30 days after the initial issuance date of the Series G Term Preferred Stock upon the closing of the offering, which we refer to as the Date of Original Issue. Prior to the expected commencement of trading, the underwriters may, but are not obligated, to make a market in Series G Term Preferred Stock. Our common stock is not listed on an exchange and will not be listed on an exchange in the foreseeable future, if at all.

Use of Proceeds
We intend to use the net proceeds from this offering (after the payment of underwriting discounts and commissions of $[___] and estimated expenses of the offering of approximately $[___]) to acquire investments in accordance with our investment objective and strategies described in this prospectus and for general working capital purposes. See “Use of Proceeds.”

Liquidation Preference
$[___] per share, plus accrued but unpaid dividends, if any. In the event of any liquidation, dissolution or winding up of our affairs, holders of the Series G Term Preferred Stock will be entitled to receive a liquidation distribution per share equal to $[___] per share (which we refer to in this prospectus as the Liquidation Preference), plus an amount equal to all accrued but unpaid dividends, if any, accumulated to (but excluding) the date fixed for distribution or payment, whether or not earned or declared by us, but excluding interest on any such distribution or payment. See “Description of the Series G Term Preferred Stock - Liquidation Rights.”

Dividends
The Series G Term Preferred Stock will pay a quarterly dividend, when, as and if authorized by, or under authority granted by, our Board of Directors, and declared by us out of funds legally available therefor, at a fixed annual rate of [___]% of the Liquidation Preference, or $[___] per share per year, which we refer to as the Fixed Dividend Rate. Quarterly dividends are scheduled to be paid on March 31, June 30, September 30 and December 31 of each year, commencing on [___]. The Fixed Dividend Rate is subject to adjustment under certain circumstances, but will not in any case be lower than [___]. Cumulative cash dividends or distributions on each Share of Series G Term Preferred Stock will be payable quarterly, when, as and if authorized by, or under authority granted by, our Board of Directors and declared by us out of funds legally available for such payment. The first dividend period for the Series G Term Preferred Stock will commence on the Date of Original Issue, and will end on, but exclude, [___], 2020.

Ranking
The shares of Series G Term Preferred Stock will be senior securities that constitute capital stock. The Series G Term Preferred Stock will rank:

- senior to shares of our common stock in priority of payment of dividends and as to the distribution of assets upon dissolution, liquidation or the winding-up of our affairs;

- equal in priority with the issued and outstanding Series A Term Preferred Stock, Series B Term Preferred Stock, Series C Term Preferred Stock, Series D Term Preferred Stock, Series E Term Preferred Stock, Series F Term Preferred Stock, and all other future series of preferred stock we may issue, as to priority of payment of dividends and as to distributions of assets upon dissolution, liquidation or the winding-up of our affairs; and

- subordinate in right of payment to the holders of any senior indebtedness, including the Facility and the 2035 Notes.

Our charter authorizes us to issue up to 40,000,000 shares of term preferred stock, par value $0.01 per share, or the “Preferred Stock” or “Term Preferred Stock,” of which 9,360,000 shares have been designated as Series A Term Preferred Stock, 9,035,000 shares have been designated as Series B Term Preferred Stock, 9,610,000 shares have been designated as Series C Term Preferred Stock, 8,000,000 shares have been designated as Series D Term Preferred Stock, 1,150,000 shares have been designated as Series E Term Preferred Stock, 1,380,000 shares have been designated as Series F Term Preferred Stock, and [___] shares have been designated as Series G Term Preferred Stock.

We may issue additional shares of Preferred Stock, but we may not issue additional classes of capital stock that rank senior or junior to the Series G Term Preferred Stock (other than common stock) as to priority of payment of dividends and as to distribution of assets upon dissolution, liquidation or winding-up of our affairs. We may, however, issue additional Preferred Stock only so long as the ratio of (1) the value of total assets less all liabilities and indebtedness not represented by senior securities to (2) the sum of all senior securities representing indebtedness and the outstanding shares of Series G Term Preferred Stock multiplied by $[___] per share is at least 200%. In addition, we may borrow funds from banks and other lenders or issue indebtedness so long as the ratio of (1) the value of total assets less all liabilities and indebtedness not represented by senior securities to (2) the sum of all senior securities representing indebtedness is at least 300%.

Mandatory Term Redemption
We are required to redeem all outstanding Series G Term Preferred Stock on [___] at a redemption price equal to the Liquidation Preference plus an amount equal to accumulated but unpaid dividends, if any, on such shares (whether or not earned or declared, but excluding interest on such dividends) to, but excluding, the redemption date. We cannot effect any amendment, alteration or repeal of our obligation to redeem all of the Series G Term Preferred Stock before [___] without the prior unanimous vote or consent of holders of the Series G Term Preferred Stock. See “Description of the Series G Term Preferred Stock - Redemption” and “- Voting Rights.”

Mandatory Redemption for Asset Coverage
In addition to the asset coverage requirements imposed on us by the 1940 Act, if we fail to maintain an asset coverage ratio (as defined below) of at least 200% as of the close of business on the last Business Day of any calendar quarter, and such failure is not cured by the close of business on the date that is 30 calendar days following the filing date of our Annual Report on Form N-CSR, Semiannual Report on Form N-CSRS or Quarterly Report on Form N-PORT, as applicable, for that quarter (referred to in this prospectus as an Asset Coverage Cure Date), then we are required to redeem, within 90 calendar days of the Asset Coverage Cure Date, shares of Preferred Stock (as such term is defined in the Articles Supplementary) equal to the lesser of (1) the minimum number of shares of Preferred Stock that will result in our having an asset coverage ratio of at least 200% as of the date that such redemption is made and (2) the maximum number of shares of Preferred Stock that can be redeemed out of funds legally available for such redemption. Also, at our sole discretion, we may redeem such number of shares of Preferred Stock (including shares of Preferred Stock required to be redeemed) that will result in our having an asset coverage ratio of up to and including 285%. The Preferred Stock to be redeemed may include, at our sole option, any number or proportion of the Series G Term Preferred Stock and other series of Preferred Stock. If the Series G Term Preferred Stock are to be redeemed in such an event, they will be redeemed at a redemption price equal to their liquidation preference per share plus accumulated but unpaid dividends, if any, on such liquidation preference (whether or not declared, but excluding interest on accrued but unpaid dividends, if any) to, but excluding, the date fixed for such redemption.

Asset coverage for purposes of our Preferred Stock is a ratio calculated under Section 18(h) of the 1940 Act. As of December 31, 2019, we had $37.5 million of shares of 6.375% Series A Term Preferred Stock due 2025 outstanding, $25 million of shares of 6.25% Series B Term Preferred Stock due 2023 outstanding, $40.25 million of shares of 6.625% Series C Term Preferred Stock due 2024 outstanding, $27.4 million shares of 7.00% Series D Term Preferred Stock due 2029, $27.5 million of 6.375% Series E Term Preferred Stock due 2024 and $5 million under the Facility outstanding and our asset coverage ratio was approximately 345%. The asset coverage per unit is $112,195 for the Facility and $86 for the Preferred Stock. Our asset coverage on a pro forma basis after giving effect to the issuance of $32.5 million of Series F Term Preferred Stock due 2027 on February 25, 2020, $15,000,000 aggregate principal amount of 2035 Notes on January 27, 2020, as described under “Recent Events,” and the assumed issuance of $[___] million of shares of Series G Term Preferred Stock in this offering is approximately [___]%.The asset coverage per unit for the Facility is $112,399, $30,350 for the 2035 Notes and $[__] for the Preferred Stock. See “Description of the Series G Term Preferred Stock - Asset Coverage.”

Optional Redemption
At any time after [___], at our sole option, we may redeem, from time to time, the Series G Term Preferred Stock in whole or in part, out of funds legally available for such redemption, at a price per share equal to the sum of the Liquidation Preference plus an amount equal to accumulated but unpaid dividends, if any, on such shares (whether or not earned or declared, but excluding interest on such dividends) to, but excluding, the date fixed for such redemption. See “Description of the Series G Term Preferred Stock - Redemption - Optional Redemption.”

Voting Rights
Except as otherwise provided in our charter or as otherwise required by law, (1) each holder of Preferred Stock will be entitled to one vote for each share of Preferred Stock held by such holder on each matter submitted to a vote of our stockholders and (2) the holders of all outstanding Preferred Stock and Common Stock (as such term is defined in the Articles Supplementary) will vote together as a single class; provided that holders of Preferred Stock, voting separately as a class, will elect two of our directors and will be entitled to elect a majority of our directors if we fail to pay dividends on any outstanding shares of Preferred Stock in an amount equal to two full years of dividends and continuing during that period until we correct that failure. Preferred Stock holders will also vote separately as a class on any matter that materially and adversely affects any preference, right or power of holders of Preferred Stock. See “Description of the Series G Term Preferred Stock - Voting Rights.”

Conversion Rights	The shares of Series G Term Preferred Stock have no conversion rights.

Leverage
We may borrow funds to make investments. In addition, we may issue additional shares of our Preferred Stock, which may be considered a form of leverage, after completion of this offering. As a result, we will be exposed to the risks of leverage, which may be considered a speculative investment technique. In addition, the CLO vehicles in which we invest will be leveraged, which will indirectly expose us to the risks of leverage. The use of leverage magnifies the potential gain and loss on amounts invested and therefore increases the risks associated with investing in our securities. The costs associated with use of leverage, including any increase in the management fee payable to our investment adviser, Priority Senior Secured Income Management, LLC, will be borne by our common stockholders. Under the 1940 Act, we are only permitted to incur additional indebtedness to the extent our asset coverage with respect to our outstanding senior securities representing indebtedness, as defined under the 1940 Act, is at least 300% immediately after each such borrowing. In addition, we are only permitted to issue additional Preferred Stock to the extent our asset coverage with respect to such Preferred Stock, as defined under the 1940 Act, which also reflects any outstanding borrowings, is at least 200% immediately after each such issuance. As of December 31, 2019, we had $37.5 million of shares of 6.375% Series A Term Preferred Stock due 2025 outstanding, $25 million of shares of 6.25% Series B Term Preferred Stock due 2023 outstanding, $40.25 million of shares of 6.625% Series C Term Preferred Stock due 2024 outstanding, $27.4 million shares of 7.00% Series D Term Preferred Stock due 2029, $27.5 million of 6.375% Series E Term Preferred Stock due 2024 and $5 million under the Facility outstanding and our asset coverage ratio was approximately 345%. The asset coverage per unit for the Facility is $112,195 and $86 for the Preferred Stock. Our asset coverage on a pro forma basis after giving effect to the issuance of $32.5 million of Series F Term Preferred Stock due 2027 on February 25, 2020, $15,000,000 aggregate principal amount of 2035 Notes on January 27, 2020, as described under “Recent Events,” and the assumed issuance of $[___] million of shares of Series G Term Preferred Stock in this offering is approximately [___]%.The asset coverage per unit is $112,399 for the Facility, $30,350 for the 2035 Notes and $[__] for the Preferred Stock. See “Description of the Series G Term Preferred Stock - Asset Coverage.” See “Regulation as a Registered Closed-End Investment Company” in the accompanying Statement of Additional Information.

If there is an opportunity to do so, we intend to issue additional shares of Preferred Stock in one or more series and in one or more offerings in the 12 months following the completion of this offering. Each series of Preferred Stock that we may issue, including the Series F Term Preferred Stock, will be substantially similar and of equal rank except as to the particular terms thereof that may be fixed by our Board of Directors, and all shares of each series of Preferred Stock will be substantially similar and of equal rank except as to the dates from which dividends, if any, thereon will be cumulative. While we have no immediate plans to issue debt securities or borrow money from a bank or other financial institution, it is possible that we will do so if an appropriate opportunity arises. If we incur additional leverage, certain risks may apply. See “Risk Factors - Risks Related to our Capital Structure and Leverage.”

U.S. Federal Income Taxes
Prospective investors are urged to consult their own tax advisors regarding these matters in light of their personal investment circumstances. We have elected to be treated, and intend to qualify annually, as a RIC under Subchapter M of the Code, commencing with our tax year ended June 30, 2013. See “Certain U.S. Federal Income Tax Considerations.”

Risk Factors
Investing in the Series G Term Preferred Stock involves risks. You should carefully consider the information set forth under the caption “Risk Factors” before deciding to invest in our Series G Term Preferred Stock.

Information Rights
During any period in which we are not subject to the reporting requirements of the Securities Exchange Act of 1934, or the “Exchange Act,” and any shares of the Series G Term Preferred Stock are outstanding, we will provide holders of such shares, without cost, copies of our annual, semi-annual and quarterly reports, proxy statements and other information that we would have been required to file with the SEC pursuant to the Exchange Act if we were subject to such requirements.

Redemption and Paying Agent
We have entered into an amendment to our Transfer Agency and Service Agreement with DST Systems, Inc., which we refer to as the Redemption and Paying Agent in this prospectus. Under this amendment, the Redemption and Paying Agent will serve as transfer agent and registrar, dividend disbursing agent and redemption and paying agent with respect to the Series G Term Preferred Stock.

ERISA	See “Certain Employee Benefit Plan and IRA Considerations.”

Additional Information
We have filed with the SEC a registration statement on Form N-2 under the Securities Act of 1933, or the “Securities Act”, which contains additional information about us and the Series G Term Preferred Stock being offered by this prospectus. We file periodic reports, proxy statements and other information with the SEC. This information is available on the SEC’s website at http://www.sec.gov. This information will also be available free of charge by contacting us at Priority Income Fund, Inc., Attention: Investor Relations, by telephone at (212) 448-0702, or on our website at www.priorityincomefund.com (which is not intended to be an active hyperlink). The information on our website is not incorporated by reference in the prospectus, and you should not consider it part of this prospectus.

FINANCIAL HIGHLIGHTS
The following is a schedule of financial highlights for the six months ended December 31, 2019 and the years ended June 30, 2019, 2018, 2017, 2016 and 2015, and the period from January 6, 2014 (the date non-affiliate stockholders were admitted into the Company) to June 30, 2014. The Company has omitted the financial highlights for the periods prior to January 6, 2014 since non-affiliated shareholders were not yet admitted to the Company and the Company had not yet commenced investment operations. The Company offers shares of its common stock that differ only with respect to the sales load that purchasers in the offering must pay. Each share of our common stock has identical voting and distributions rights, bears its own pro rata portion of the Company’s expenses and has the same net asset value. As such, the financial highlights are presented for the Company as a whole. The financial data for the fiscal years ended June 30, 2019, 2018, 2017, 2016 and 2015 and for the period from January 6, 2014 to June 30, 2014 is included in our financial statements which have been audited by BDO USA LLP, our independent registered public accounting firm. The financial highlights for the six months ended December 31, 2019 is included in our unaudited financial statements but, in the opinion of management, present fairly the financial condition and operating results for such period. Interim results as of and for the six months ended December 31, 2019 are not necessarily indicative of the results that may be expected for the year ending June 30, 2020. You should read these financial highlights in conjunction with the financial statements and related notes included in the SAI and our annual reports filed with the SEC and available on its website at www.sec.gov. Historical data is not necessarily indicative of the results to be expected for any future period. The data should be read in conjunction with our financial statements and related notes thereto included in this prospectus.

	Six Months Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended(i)
	December 31, 2019	June 30, 2019	June 30, 2018	June 30, 2017	June 30, 2016	June 30, 2015	June 30, 2014
Per share data:
Net asset value, beginning of year or period	$13.02	$13.47	$14.43	$14.24	$13.39	$9.60	$13.80

Net investment income(a)(g)	0.79	1.61	1.60	1.76	2.03	1.64	0.66
Net realized gain (loss) and net change in unrealized appreciation/depreciation on investments(a)	(0.57)	(0.71)	(1.19)	(0.22)	0.27	0.58	(0.06)
Net increase in net assets resulting from operations	0.22	0.90	0.41	1.54	2.30	2.22	0.60
Distributions to common stockholders(f)
Dividends from net investment income (a)	(0.70)	(1.00)	(0.83)	(1.30)	(1.50)	(1.50)	(0.61)
Capital gain(a)	—	(0.01)	(0.03)	—	—	—	—
Return of capital(a)	(0.05)	(0.47)	(0.64)	(0.21)	—	—	—
Total distributions(b)	(0.75)	(1.48)	(1.50)	(1.51)	(1.50)	(1.50)	(0.61)
Offering costs(a)	—	—	—	—	(0.02)	(0.27)	(1.36)
Other(c)	0.05	0.13	0.13	0.16	0.07	3.34	(2.83)
Net asset value, end of year or period	$12.54	$13.02	$13.47	$14.43	$14.24	$13.39	$9.60

	Six Months Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended(i)
	December 31, 2019	June 30, 2019	June 30, 2018	June 30, 2017	June 30, 2016	June 30, 2015	June 30, 2014
Total return, based on NAV(d)	1.98%	8.06%	3.94%	12.82%	19.13%	56.24%	(27.15)%
Supplemental Data:
Net assets, end of year or period	$404,033,228	$399,704,924	$332,681,912	$285,033,346	$182,280,330	$69,237,648	$6,787,044

Ratio to average net assets:
Expenses excluding expense support (payments)/repayments(g)(h)	10.71%	8.46%	6.41%	6.91%	7.11%	9.76%	79.50%
Expenses after expense support (payments)/repayments, net(e)(g)(h)	10.71%	8.46%	6.25%	7.52%	3.49%	—%	(2.50)%
Net investment income(g)(h)	12.29%	11.90%	11.46%	12.22%	14.94%	13.04%	(18.02)%
Portfolio turnover	0.39%	—%	1%	1%	1%	1%	6%

(a) Calculated based on weighted average shares outstanding during the year or period.
(b) The per share data for distributions is the actual amount of distributions paid or payable per share of common stock outstanding during the year or period. Distributions per share are rounded to the nearest $0.01.

(c) The amount shown represents the balancing figure derived from the other figures in the schedule, and is primarily attributable to the accretive effects from the sales of the Company’s shares and the effects of share repurchases during the year or period.

(d) Total return is based upon the change in net asset value per share between the opening and ending net asset values per share during the year or period and assumes that dividends are reinvested in accordance with the Company’s dividend reinvestment plan. The computation does not reflect the sales load for any shares. Total return based on market value is not presented since the Company’s shares are not publicly traded. For periods less than one year, total return is not annualized.

(e) For the year/period ended June 30, 2018, 2017, 2016, 2015, and 2014 there were expense support repayments (reimbursements), net of ($675,148), $1,441,093, ($4,630,655), ($1,593,549), and ($1,250,711), respectively. There were no expense support repayments (reimbursements) for the year ended June 30, 2019 or for the six months ended December 31, 2019.

(f) The amounts reflected for the year ended June 30, 2019 were updated based on tax information received subsequent to the N-CSR filing.
(g) Net investment income per share data and ratios reflect income earned and expenses incurred on assets attributable to preferred shares (as described in Note 7. Mandatorily Redeemable Preferred Shares). The expense ratios also reflect expenses incurred on assets attributable to preferred shares. Preferred shares are only outstanding for periods after June 27, 2018 and the ratio of preferred dividend expense to average net assets applicable to the common shares for the years ended June 30, 2019 and 2018 are 1.34% and 0.00%, respectively. The ratio of preferred dividend expense to average net assets applicable to the common shares for the six months ended December 31, 2019 is 1.26%.

(h) Annualized for the six months ended December 31, 2019.
(i) Represents the period from January 6, 2014 (the date non-affiliate stockholders were admitted into the Company) to June 30, 2014. The net asset value at the beginning of the period is the net offering price as of January 6, 2014, which is the date that the Company satisfied its minimum offering requirement by raising over $2.5 million from selling shares to persons not affiliated with the Company or the Adviser (the “Minimum Offering Requirement”), and as a result, broke escrow and commenced making investments.

RISK FACTORS
Investing in our Series G Term Preferred Stock involves a number of significant risks. In addition to the other information contained elsewhere in this prospectus, you should consider carefully the following information before making an investment in our Series G Term Preferred Stock. If any of the following events occur, our business, financial condition and results of operations could be materially and adversely affected. In such case, our ability to pay dividends on our Series G Term Preferred Stock could be effected, and you may lose all or part of your investment.
Risks Related to Our Business and Structure
Our Board of Directors may change our investment objective by providing our stockholders with 60 days prior notice, or may modify or waive our current operating policies and strategies without prior notice or stockholder approval, the effects of which may be adverse.
Our investment objective is to generate current income and, as a secondary objective, long-term capital appreciation. We seek to achieve our investment objective by investing, under normal circumstances, at least 80% of our total assets, or net assets plus borrowings, in Senior Secured Loans, with an emphasis on current income. Our investments may take the form of the purchase of Senior Secured Loans (either in the primary or secondary markets) or through investments in entities that in turn own a pool of Senior Secured Loans. This investment objective may be changed by our Board of Directors if we provide our stockholders with at least 60 days prior notice. In addition, our Board of Directors has the authority to modify or waive our current operating policies, investment criteria and strategies without prior notice and without stockholder approval. We cannot predict the effect any changes to our investment objective, current operating policies, investment criteria and strategies would have on our business, net asset value, operating results or the value of our securities, including the Series G Term Preferred Stock. However, the effects might be adverse, which could negatively impact our ability to pay you distributions and cause you to lose all or part of your investment.
The SEC’s position on certain non-traditional investments, including investments in CLOs, is under review.
The staff of the SEC has undertaken a broad review of the potential risks associated with different asset management activities, focusing on, among other things, liquidity risk and risk from leverage. The staff of the Division of Investment Management has, in correspondence with registered management investment companies, raised questions about the level and special risks of investments in CLOs. While it is not possible to predict what conclusions the staff will reach in these areas, or what recommendations the staff might make to the SEC, the imposition of limitations on investments by registered management investment companies in CLOs could adversely impact our ability to implement our investment strategy and/or our ability to raise capital through public offerings, or cause us to take certain actions with potential negative impacts on our financial condition and results of operations. We are unable at this time to assess the likelihood or timing of any such regulatory development.
Price declines in the markets for Target Securities, especially equity and junior tranches of CLOs and Senior Secured Loans, may adversely affect the fair value of our portfolio, reducing our net asset value through increased net unrealized depreciation.
Prior to the onset of the financial crisis, CLOs, hedge funds and other investment vehicles, comprised the majority of the market for purchasing and holding Senior Secured Loans (both with first liens and second liens). As the secondary market pricing of the loans underlying these portfolios deteriorated during the fourth quarter of 2008, it is our understanding that many investors, as a result of their generally high degrees of leverage, were forced to raise cash by selling their interests in performing loans in order to satisfy margin requirements or the equivalent of margin requirements imposed by their lenders. This resulted in a forced deleveraging cycle of price declines, compulsory sales, and further price declines, with widespread redemption requests and other constraints resulting from the credit crisis generating further selling pressure. The pervasive forced selling and the resultant price declines led to the elimination or significant impairment of many of our leveraged competitors for investment opportunities, especially those having built their investment portfolios prior to the financial crisis.
While prices appreciated measurably during 2009 and 2010, conditions in the markets for Target Securities may deteriorate again, which may cause pricing levels to decline. As a result, we may suffer unrealized depreciation and could incur realized losses in connection with the sale of our investments, which could have a material adverse impact on our business, financial condition and results of operations.
Global economic, political and market conditions may adversely affect our business, results of operations and financial condition, including our revenue growth and profitability.

The current worldwide financial market situation, as well as various social and political tensions in the United States and around the world, may contribute to increased market volatility, may have long-term effects on the U.S. and worldwide financial markets, and may cause economic uncertainties or deterioration in the U.S. and worldwide. Periods of market volatility may continue to occur in response to pandemics or other events outside of the Fund’s control. These types of events could adversely affect the Fund’s operating results. For example, in December 2019, a novel strain of coronavirus surfaced in Wuhan, China and has now been detected globally (including in the United States). The coronavirus pandemic has resulted in the temporary closure of many corporate offices, retail stores, and manufacturing facilities and factories globally, as well as border closings, quarantines, cancellations, disruptions to supply chains and customer activity, and general concern and uncertainty. As the potential impact on global markets from the coronavirus is difficult to predict, the extent to which the coronavirus may negatively affect the Fund’s operating results or the duration of any potential business disruption is uncertain. Any potential impact to results will depend to a large extent on future developments and new information that may emerge regarding the duration and severity of the coronavirus and the actions taken by authorities and other entities to contain the coronavirus or treat its impact, all of which are beyond the control of the Fund. Additionally, the coronavirus outbreak may exacerbate other pre-existing political, social and economic risks in certain countries. The impact of the outbreak may be short term or may last for an extended period of time. These potential impacts, while uncertain, could adversely affect the Fund’s operating results. The U.S. and global capital markets experienced extreme volatility and disruption during the economic downturn that began in mid-2007, and the U.S. economy was in a recession for several consecutive calendar quarters during the same period. In 2010, a financial crisis emerged in Europe, triggered by high budget deficits and rising direct and contingent sovereign debt, which created concerns about the ability of certain nations to continue to service their sovereign debt obligations. Risks resulting from such debt crisis and any future debt crisis in Europe or any similar crisis elsewhere could have a detrimental impact on the global economic recovery, sovereign and non-sovereign debt in certain countries and the financial condition of financial institutions generally. In July and August 2015, Greece reached agreements with its creditors for bailouts that provide aid in exchange for certain austerity measures. These and similar austerity measures may adversely affect world economic conditions and have an adverse impact on our business and that of our portfolio companies. In the second quarter of 2015, stock prices in China experienced a significant drop, resulting primarily from continued sell-off of shares trading in Chinese markets. In August 2015, Chinese authorities sharply devalued China’s currency. The decision made in the United Kingdom referendum in June 2016 to leave the European Union (commonly known as “Brexit”) has led to volatility in global financial markets, and in particular in the markets of the United Kingdom and across Europe, and may also lead to weakening in political, regulatory, consumer, corporate and financial confidence in the United Kingdom and Europe. On March 29, 2017, the United Kingdom formally notified the European Union of its intention to withdraw, triggering a two-year negotiation period for exiting the European Union. The withdrawal of the United Kingdom from the European Union took effect on January 31, 2020, which is scheduled to be followed by a transition period, currently required by law in the United Kingdom to conclude on December 31, 2020, during which the United Kingdom and the European Union will negotiate a new trade agreement. It remains unclear whether any such transition period may ultimately be extended, and it is unclear what terms any negotiated trade agreement may include. The process for the United Kingdom to exit the European Union, and the longer term economic, legal, political, regulatory and social framework to be put in place between the United Kingdom and the European Union remain unclear and may lead to ongoing political and economic uncertainty and periods of exacerbated volatility in both the United Kingdom and in wider European markets for some time. The mid-to-long term uncertainty may have a negative effect on the performance of any investments located or with operations in the United Kingdom or Europe. Additionally, the decision made in the United Kingdom referendum may lead to a call for similar referenda in other European jurisdictions which may cause increased economic volatility and uncertainty in the European and global markets. This volatility and uncertainty may have an adverse effect on the economy generally and on our ability to execute our respective strategies and to receive attractive returns. In addition, the fiscal policy of foreign nations, such as Russia and China, may have a severe impact on the worldwide and U.S. financial markets.

The same party currently controls the executive branch and the senate portion of the legislative branch of the U.S. government, which increases the likelihood that legislation may be adopted that could significantly affect the regulation of U.S. financial markets. Areas subject to potential change, amendment or repeal include the Dodd-Frank Wall Street Reform and Consumer Protection Act and the authority of the Federal Reserve and the Financial Stability Oversight Council. The United States may also potentially withdraw from or renegotiate various trade agreements and take other actions that would change current trade policies of the United States. In addition, political events in the U.S., such as the upcoming U.S. presidential election, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. We cannot predict which, if any, of these actions will be taken or, if taken, their effect on the financial stability of the U.S. Such actions could have a significant adverse effect on our business, financial condition and results of operations. We cannot predict the effects of these or similar events in the future on the United States economy and securities markets or on its investments. We monitor developments and seek to manage investments in a manner consistent with achieving our investment objective, but there can be no assurance that we will be successful in doing so.

Legislative or other actions relating to taxes could have a negative effect on us.
Legislative or other actions relating to taxes could have a negative effect on us or our securityholders. The rules dealing with U.S. federal income taxation are constantly under review by persons involved in the legislative process and by the IRS and the U.S. Treasury Department. The U.S. House of Representatives and U.S. Senate have passed tax reform legislation, and the President recently signed such legislation into law. The enacted tax reform legislation makes many changes to the Internal Revenue Code, including provisions that significantly change the taxation of business entities, the deductibility of interest expense, and the tax treatment of capital investment. We cannot predict with certainty how any changes in the tax laws might affect us, our securityholders or our investments. New legislation and any U.S. Treasury regulations, administrative interpretations or court decisions interpreting such legislation could significantly and negatively affect our ability to qualify for tax treatment as a RIC or the U.S. federal income tax consequences to us and our securityholders of such qualification, or could have other adverse consequences. Investors are urged to consult with their tax advisor with respect to the status of legislative, regulatory or administrative developments and proposals and their potential effect on an investment in our securities.

Interest rate fluctuations may adversely affect the value of our portfolio investments which could have an adverse effect on our business, financial condition and results of operations.
Our debt investments may be based on floating rates, such as London Interbank Offer Rate, or “LIBOR,” EURIBOR, the Federal Funds Rate or the Prime Rate. General interest rate fluctuations may have a substantial negative impact on our investments, the value of our securities and our rate of return on invested capital. A reduction in the interest rates on new investments relative to interest rates on current investments could also have an adverse impact on our net interest income. An increase in interest rates could decrease the value of any investments we hold which earn fixed interest rates, including subordinated loans, senior and junior secured and unsecured debt securities and loans and high yield bonds, and also could increase our interest expense, thereby decreasing our net income. Also, an increase in interest rates available to investors could make investment in our securities less attractive if we are not able to increase our dividend rate, which could reduce the value of our securities.
Because we may borrow money and may issue securities to finance investments, our net investment income may depend, in part, upon the difference between the rate at which we borrow funds or pay distributions on securities and the rate that our investments yield. As a result, we can offer no assurance that a significant change in market interest rates will not have a material adverse effect on our net investment income. In periods of rising interest rates, our cost of funds would increase except to the extent we have issued fixed rate debt or securities, which could reduce our net investment income.
You should also be aware that a change in the general level of interest rates can be expected to lead to a change in the interest rate we receive on many of our debt investments. Accordingly, a change in the interest rate could make it easier for us to meet or exceed the performance threshold and may result in a substantial increase in the amount of incentive fees payable to our Adviser with respect to the portion of the Incentive Fee based on income.
Changes relating to the LIBOR calculation process may adversely affect the value of the LIBOR-indexed, floating-rate debt securities in our portfolio.
In the recent past, concerns have been publicized that some of the member banks surveyed by the British Bankers' Association, or “BBA,” in connection with the calculation of LIBOR across a range of maturities and currencies may have been under-reporting or otherwise manipulating the inter-bank lending rate applicable to them in order to profit on their derivatives positions or to avoid an appearance of capital insufficiency or adverse reputational or other consequences that may have resulted from reporting inter-bank lending rates higher than those they actually submitted. A number of BBA member banks entered into settlements with their regulators and law enforcement agencies with respect to alleged manipulation of LIBOR, and investigations by regulators and governmental authorities in various jurisdictions are ongoing.
Actions by the BBA, regulators or law enforcement agencies as a result of these or future events, may result in changes to the manner in which LIBOR is determined. Potential changes, or uncertainty related to such potential changes may adversely affect the market for LIBOR-based securities, including our portfolio of LIBOR-indexed, floating-rate debt securities. In addition, any further changes or reforms to the determination or supervision of LIBOR may result in a sudden or prolonged increase or decrease in reported LIBOR, which could have an adverse impact on the market for LIBOR-based securities or the value of our portfolio of LIBOR-indexed, floating-rate debt securities. On July 27, 2017, the FCA announced that it will no longer persuade or compel banks to submit rates for the calculation of the LIBOR rates after 2021, or the “FCA Announcement.” Furthermore, in the United States, efforts to identify a set of alternative U.S. dollar reference interest rates include proposals by the Alternative Reference Rates Committee of the Federal Reserve Board and the Federal Reserve Bank of New York. On August 24, 2017, the Federal Reserve Board requested public comment on a proposal by the Federal Reserve

Bank of New York, in cooperation with the Office of Financial Research, to produce three new reference rates intended to serve as alternatives to LIBOR. These alternative rates are based on overnight repurchase agreement transactions secured by U.S. Treasury Securities. On December 12, 2017, following consideration of public comments, the Federal Reserve Board concluded that the public would benefit if the Federal Reserve Bank of New York published the three proposed reference rates as alternatives to LIBOR, or the “Federal Reserve Board Notice.” In April 2018, the Federal Reserve System, in conjunction with the Alternative Reference Rate Committee, announced the replacement of LIBOR with a new index, calculated by short term repurchase agreements collateralized by U.S. Treasury securities, called the Secured Overnight Financing Rate, or the “SOFR.” On July 12, 2019, the Staff from the SEC’s Division of Corporate Finance, Division of Investment Management, Division of Trading and Markets, and Office of the Chief Accountant recently issued a statement about the potentially significant effects on financial markets and market participants when LIBOR is discontinued in 2021 and no longer available as a reference benchmark rate. The Staff encouraged all market participants to identify contracts that reference LIBOR and begin transitions to alternative rates.
At this time, it is not possible to predict the effect of the FCA Announcement, the Federal Reserve Board Notice, or other regulatory changes or announcements, any establishment of alternative reference rates or any other reforms to LIBOR that may be enacted in the United Kingdom, the United States or elsewhere. As such, the potential effect of any such event on our net investment income cannot yet be determined. The CLOs we are invested in generally contemplate a scenario where LIBOR is no longer available by requiring the CLO administrator to calculate a replacement rate on the applicable measurement date. Recently, the CLOs we are invested in have included, or have been amended to include, language permitting the CLO investment manager to implement a market replacement rate (like those proposed by the Alternative Reference Rates Committee of the Federal Reserve Board and the Federal Reserve Bank of New York) upon the occurrence of certain material disruption events. However, we cannot ensure that all CLOs in which we are invested will have such provisions, nor can we ensure the CLO investment managers will undertake the suggested amendments when able. In addition, the effect of a phase out of LIBOR on U.S. senior secured loans, the underlying assets of the CLOs in which we invest, is currently unclear. To the extent that any replacement rate utilized for senior secured loans differs from that utilized for a CLO that holds those loans, the CLO would experience an interest rate mismatch between its assets and liabilities which could have an adverse impact on our net investment income and portfolio returns.
Our ability to achieve our investment objective depends on our Adviser’s ability to manage and support our investment process. If our Adviser were to lose access to its professionals, our ability to achieve our investment objective could be significantly harmed.
Since we have no employees, we will depend on the investment expertise, skill and network of business contacts of our Adviser. Our Adviser will evaluate, negotiate, structure, execute, monitor and service our investments. Our future success will depend to a significant extent on the continued service and coordination of the professionals of our Adviser. The departure of any of our Adviser’s professionals could have a material adverse effect on our ability to achieve our investment objective.
Our ability to achieve our investment objective depends on our Adviser’s ability to identify, analyze, invest in, finance and monitor companies and investments that meet our investment criteria. Our Adviser’s capabilities in structuring the investment process, providing competent, attentive and efficient services to us, and facilitating access to financing on acceptable terms depend on the employment of investment professionals in an adequate number and of adequate sophistication to match the corresponding flow of transactions. To achieve our investment objective, our Adviser may need to hire, train, supervise and manage new investment professionals to participate in our investment selection and monitoring process. Our Adviser may not be able to find investment professionals in a timely manner or at all. Failure to support our investment process could have a material adverse effect on our business, financial condition and results of operations.
Both the Investment Advisory Agreement and Administration Agreement have termination provisions that allow the parties to terminate the agreements without penalty. For example, the Investment Advisory Agreement may be terminated at any time, without penalty, by our Adviser upon 60 days’ notice to us. If either agreement is terminated, it may adversely affect the quality of our investment opportunities. In addition, in the event such agreements are terminated, it may be difficult for us to replace our Adviser or Prospect Administration.

Because our business model depends to a significant extent upon relationships with investment banks, commercial banks and CLO collateral managers, the inability of our Adviser to maintain or develop these relationships, or the failure of these relationships to generate investment opportunities, could adversely affect our business.
Our Adviser depends on its relationships with investment banks, commercial banks and CLO collateral managers, and we will rely to a significant extent upon these relationships to provide us with potential investment opportunities. If our Adviser fails to maintain its existing relationships or develop new relationships with other sources of investment opportunities, we may not be able to grow our investment portfolio. In addition, individuals with whom our Adviser has relationships are not obligated to provide us with investment opportunities, and, therefore, there is no assurance that such relationships will generate investment opportunities for us.
We may face increasing competition for investment opportunities, which could delay deployment of our capital, reduce returns and result in losses.
We compete for investments with other investment companies and investment funds (including private equity funds, mezzanine funds and CLOs), as well as traditional financial services companies such as commercial banks and other sources of funding. Moreover, alternative investment vehicles, such as hedge funds, invest in Target Securities. As a result of these new entrants, competition for investment opportunities in Target Securities may intensify. Many of our competitors are substantially larger and have considerably greater financial, technical and marketing resources than we do. For example, some competitors may have a lower cost of capital and access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments than we have. These characteristics could allow our competitors to consider a wider variety of investments, establish more relationships and offer better pricing and more flexible structuring than we are able to do. We may lose investment opportunities if we do not match our competitors’ pricing, terms and structure. If we are forced to match our competitors’ pricing, terms and structure, we may not be able to achieve acceptable returns on our investments or may bear substantial risk of capital loss. A significant part of our competitive advantage stems from the fact that the market for Target Securities is underserved by financing sources generally. A significant increase in the number and/or the size of our competitors in this target market could force us to accept less attractive investment terms. Furthermore, many of our competitors have greater experience operating under, or are not subject to, the regulatory restrictions that the 1940 Act will impose on us as a registered closed-end management investment company.
A significant portion of our investment portfolio will be recorded at fair value as determined in good faith pursuant to our valuation procedures and, as a result, there will be uncertainty as to the value of our investments.
Under the 1940 Act, we are required to carry our investments at market value or, if there is no readily available market value, at fair value as determined pursuant to our valuation procedures. Typically, there will not be a public market for the investments that we make. Our Target Securities, and particularly our investments in the equity and junior debt tranches of CLOs, are difficult to value by virtue of the fact that they are not publicly traded or actively traded on a secondary market but, instead, are traded on a privately negotiated over-the-counter secondary market for institutional investors. As a result, we will value these securities monthly at fair value as determined in good faith pursuant to our valuation procedures. Certain factors that may be considered in determining the fair value of our investments include dealer quotes for securities traded on the secondary market for institutional investors, the nature and realizable value of any collateral and estimates of the value of securities in which we invest, which will be supplied, directly or indirectly, by banks, other market counterparties or pricing systems or estimates approved for such purpose by our Board of Directors. Such estimates may be unaudited or may be subject to little verification or other due diligence and may not comply with generally accepted accounting practices or other valuation principles. In addition, these entities may not provide estimates of the value of the securities in which we invest on a regular or timely basis or at all with the result that the values of such investments may be estimated by our Adviser on the basis of information available at the time. Because such valuations, and particularly valuations of private securities, are inherently uncertain, may fluctuate over short periods of time and may be based on estimates, our determinations of fair value may differ materially from the values that would have been used if a ready market for these non-traded securities existed or if we tried to sell our investments. Due to this uncertainty, our fair value determinations may cause our net asset value on a given date to materially understate or overstate the value that we may ultimately realize upon the sale of one or more of our investments.
Efforts to comply with the Sarbanes-Oxley Act will involve significant expenditures, and non-compliance with such regulations may adversely affect us.
We are subject to the Sarbanes-Oxley Act and the related rules and regulations promulgated by the SEC. We will be required to periodically review our internal control over financial reporting, and evaluate and disclose changes in our internal controls over financial reporting. Developing and maintaining an effective system of internal controls may require significant expenditures, which may negatively impact our financial performance and our ability to make distributions. This process will also result in a diversion of management’s time and attention. We cannot be certain as to the timing of the completion of our evaluation, testing and remediation actions or the impact of the same on our operations and we may not be able to ensure that the process is effective or that our internal controls over financial reporting are or will be effective in a timely manner. In the event that we are unable to develop or maintain an effective system of internal controls and maintain or achieve compliance with the Sarbanes-Oxley Act and related rules, we may be adversely affected.
Changes in laws or regulations governing our operations may adversely affect our business or cause us to alter our business strategy.
We, the Target Securities in which we invest, and the companies whose securities are held by CLOs will be subject to regulation at the local, state and federal level. New legislation may be enacted or new interpretations, rulings or regulations could be adopted, including those governing the types of investments we are permitted to make, any of which could harm us and our stockholders, potentially with retroactive effect.
Additionally, any changes to the laws and regulations governing our operations relating to permitted investments may cause us to alter our investment strategy to avail ourselves of new or different opportunities. Such changes could result in material differences to our strategies and plans as set forth in this prospectus and may result in our investment focus shifting from the areas of expertise of our Adviser to other types of investments in which our Adviser may have less expertise or little or no experience. Thus, any such changes, if they occur, could have a material adverse effect on our results of operations and the value of your investment.
Changes in the laws or regulations or the interpretations of the laws and regulations that govern registered closed-end management investment companies, RICs or non-depository commercial lenders could significantly affect our operations and our cost of doing business. Our portfolio companies are subject to federal, state and local laws and regulations. New legislation may be enacted or new interpretations, rulings or regulations could be adopted, any of which could materially adversely affect our business, including with respect to the types of investments we are permitted to make, and your interest as a stockholder potentially with retroactive effect. In addition, any changes to the laws and regulations governing our operations relating to permitted investments may cause us to alter its investment strategy in order to avail ourselves of new or different opportunities. These changes could result in material changes to the strategies and plans set forth in this prospectus and may result in our investment focus shifting from the areas of expertise of our Adviser to other types of investments in which our Adviser may have less expertise or little or no experience. Any such changes, if they occur, could have a material adverse effect on our business, results of operations and financial condition and, consequently, the value of your investment in us.
Over the last several years, there has been an increase in regulatory attention to the extension of credit outside of the traditional banking sector, raising the possibility that some portion of the non-bank financial sector will be subject to new regulation. While it cannot be known at this time whether these regulations will be implemented or what form they will take, increased regulation of non-bank credit extension could negatively impact our operations, cash flows or financial condition, impose additional costs on us, intensify the regulatory supervision of us or otherwise adversely affect our business.
The application of the risk retention rules under U.S. and EU law to CLOs may have broader effects on the CLO and loan markets in general, potentially resulting in fewer or less desirable investment opportunities for us.
Section 941 of the Dodd-Frank Act added a provision to the Securities Exchange Act of 1934, as amended, requiring the seller, sponsor or securitizer of a securitization vehicle to retain no less than five percent of the credit risk in assets it sells into a securitization and prohibiting such securitizer from directly or indirectly hedging or otherwise transferring the retained credit risk. The responsible federal agencies adopted final rules implementing these restrictions on October 22, 2014. The risk retention rules became effective with respect to CLOs two years after publication in the Federal Register. Under the final rules, the asset manager of a CLO is considered the sponsor of a securitization vehicle and is required to retain five percent of the credit risk in the CLO, which may be retained horizontally in the equity tranche of the CLO or vertically as a five percent interest in each tranche of the securities issued by the CLO. Although the final rules contain an exemption from such requirements for the asset manager of a CLO if, among other things, the originator or lead arranger of all of the loans acquired by the CLO retain such risk at the asset level and, at origination of such asset, takes a loan tranche of at least 20% of the aggregate principal balance, it is possible that the originators and lead arrangers of loans in this market will not agree to assume this risk or provide such retention at origination of the asset in a manner that would provide meaningful relief from the risk retention requirements for CLO managers.
We believe that the U.S. risk retention requirements imposed for CLO managers under Section 941 of the Dodd-Frank Act has created some uncertainty in the market in regard to future CLO issuance. Given that certain CLO managers may require capital provider partners to satisfy this requirement, we believe that this may create additional risks for us in the future.

On February 9, 2018, a panel of the United States Court of Appeals for the District of Columbia Circuit ruled that the federal agencies exceeded their authority under the Dodd-Frank Act in adopting the final rules as applied to asset managers of open-market CLOs. The agencies can request that the full court rehear the case, and if the full court agrees to rehear the case, there can be no assurance as to how long the court will take to issue its decision or whether the full court will reach the same ruling as that of the panel.  The period for the federal agencies responsible for the Final U.S. Risk Retention Rules, or the “Applicable Agencies,” to petition for en banc review of the DC Circuit Ruling has expired and the Applicable Agencies have not filed a petition for certiorari requesting the case to be heard by the United States Supreme Court. Pending resolution of any such rehearing or appeal, the final rules continue to apply to asset managers of open-market CLOs. Since the Applicable Agencies have not successfully challenged the DC Circuit Ruling and the DC District Court has issued the above described order implementing the DC Circuit Ruling, collateral managers of open market CLOs are no longer required to comply with the Final U.S. Risk Retention Rules at this time. As such, it is possible that some collateral managers of open market CLOs will decide to dispose of the notes constituting the “eligible vertical interest” or “eligible horizontal interest” they were previously required to retain, or decide take other action with respect to such notes that is not otherwise permitted by the Final U.S. Risk Retention Rules.
There can be no assurance or representation that any of the transactions, structures or arrangements currently under consideration by or currently used by CLO market participants will comply with the Final U.S. Risk Retention Rules to the extent such rules are reinstated or otherwise become applicable to open market CLOs. The ultimate impact of the Final U.S. Risk Retention Rules on the loan securitization market and the leveraged loan market generally remains uncertain, and any negative impact on secondary market liquidity for securities comprising a CLO may be experienced due to the effects of the Final U.S. Risk Retention Rules on market expectations or uncertainty, the relative appeal of other investments not impacted by the Final U.S. Risk Retention Rules and other factors.
In the European Union, there has also been an increase in political and regulatory scrutiny of the securitization industry. This has resulted in a number of measures for increased regulation which are currently at various stages of implementation. In particular, investors who are credit institutions or investment firms regulated in a Member State of the European Economic Area, or the “EEA,” or consolidated affiliates thereof should be aware of Part Five (Articles 404-410) of the European Union Capital Requirements Regulation, or the “CRR,” as supplemented by Commission Delegated Regulation (EU) No 625/2014 of March 13, 2014 and Commission Implementing Regulation (EU) No 602/2014 of June 4, 2014, or collectively, the “CRR Requirements.” Article 405 of the CRR restricts such credit institutions and investment firms, together with consolidated group affiliates thereof, each a “CRR Investor,” from investing in securitizations unless the originator, sponsor or original lender in respect of the relevant securitization has explicitly disclosed to the CRR Investor that it will retain, on an ongoing basis, a net economic interest of not less than 5% in respect of certain specified credit risk tranches or asset exposures as contemplated by Article 405 of the CRR. Article 406 of the CRR requires a CRR Investor to be able to demonstrate that it has undertaken certain due diligence in respect of, amongst other things, its investment in the securitization and the exposures underlying the securitization, and that procedures are established for monitoring the performance of the underlying exposures on an ongoing basis. Failure by a CRR Investor to comply with one or more of the requirements set out in the CRR may result in the imposition of a penal capital charge on such CRR Investor’s investment.
Investors who are EEA-regulated managers of alternative investment funds should be aware of Article 17 of the European Union Alternative Investment Fund Managers Directive, or the “AIFMD,” as implemented by Section 5 of Chapter III of Commission Delegated Regulation (EU) No 231/2013, or the “AIFMR,” and together with Article 17 of the AIFMD, the “AIFM Requirements.” The provisions of Section 5 of Chapter III of the AIFMR provide for risk retention and due diligence requirements in respect of EEA-regulated alternative investment fund managers which assume exposure to the credit risk of a securitization on behalf of one or more alternative investment funds that they manage. While such requirements are similar to those which apply under Part Five of the CRR, they are not identical and, in particular, additional due diligence obligations apply to the relevant alternative investment fund managers. Risk retention and due diligence requirements similar to those in AIFMR apply to investments in securitizations by EEA insurance and reinsurance undertakings under Article 135(2) of EU Directive 2009/138/EC on the taking-up and pursuit of the business of insurance and reinsurance (Solvency II), as supplemented by Articles 254-257 of Commission Delegated Regulation (EU) No 2015/35, or the “Solvency II Regulation,” or collectively, the “Solvency II Requirements.” Similar requirements are scheduled to apply in the future to investments in securitizations by the same types and additional types of EEA institutional investors pursuant to the Securitisation Regulation referred to below. The CRR Requirements, the AIFM Requirements and the Solvency II Requirements are referred to as the “EU Securitization Retention Requirements.”
The existing EU Securitization Retention Requirements will be replaced by new requirements to apply to securitizations in respect of which the relevant securities are issued on or after January 1, 2019. The principal EU regulation to implement the new EU securitization retention requirements and establish a general framework for securitization, or the “Securitization

Regulation,” was adopted by the European Parliament and the Council of the European Union as Regulation (EU) 2017/2402 of December 12, 2017. On and after January 1, 2019, the EU securitization retention requirements in the Securitization Regulation will apply to the types of regulated investors covered by the existing EU Securitization Retention Requirements and also to (a) certain investment companies authorized in accordance with Directive 2009/65/EC, and managing companies as defined in that Directive, and (b) institutions for occupational retirement provision falling within the scope of Directive (EU) 2016/2341 (subject to certain exceptions), and certain investment managers and authorized entities appointed by such institutions. There will be material differences between those new EU securitization retention requirements and those in effect on the date of this prospectus, and certain aspects of the new EU securitization retention requirements are to be specified in new regulatory technical standards which have not yet been adopted or published in final form. With regard to securitizations of which the securities are issued before January 1, 2019, investors that are subject to the existing EU Securitization Retention Requirements will continue to be subject to those existing EU Securitization Retention Requirements (as in effect on December 31, 2018).
All CLOs issued in Europe are generally structured in compliance with the existing EU Securitization Retention Requirements so that prospective investors subject to the existing EU Securitization Retention Requirements can invest in compliance with such requirements. To the extent a CLO is structured in compliance with the EU Securitization Retention Requirements, our ability to invest in the residual tranches of such CLOs could be limited, or we could be required to hold our investment for the life of the CLO. If a CLO has not been structured to comply with the EU Securitization Retention Requirements, it will limit the ability of EEA-regulated institutional investors to purchase CLO securities, which may adversely affect the price and liquidity of the securities (including the residual tranche) in the secondary market. Additionally, the EU Securitization Retention Requirements have reduced the issuance of new CLOs and reduced the liquidity provided by CLOs to the leveraged loan market generally. Reduced liquidity in the loan market could reduce investment opportunities for collateral managers, which could negatively affect the return of our investments. Any reduction in the volume and liquidity provided by CLOs to the leveraged loan market could also reduce opportunities to redeem or refinance the securities comprising a CLO in an optional redemption or refinancing and could negatively affect the ability of obligors to refinance of their collateral obligations, either of which developments could increase defaulted obligations above historic levels.
We may experience fluctuations in our quarterly results.
We could experience fluctuations in our quarterly operating results due to a number of factors, including our ability or inability to make investments that meet our investment criteria, the yield earned or interest rate payable on the securities we acquire, the level of our expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in our markets and general economic conditions. As a result of these factors, results for any previous period should not be relied upon as being indicative of performance in future periods.
We may be more susceptible than a diversified fund to being adversely affected by any single corporate, economic, political or regulatory occurrence.
We are classified as “non-diversified” under the 1940 Act. As a result, we can invest a greater portion of our assets in obligations of a single issuer than a “diversified” fund. We may therefore be more susceptible than a diversified fund to being adversely affected by any single corporate, economic, political or regulatory occurrence. We intend to maintain our status as a RIC under Subchapter M of the Code, and thus we intend to satisfy the diversification requirements of Subchapter M, including its less stringent diversification requirements that apply to the percentage of our total assets that are represented by cash and cash items (including receivables), U.S. government securities, the securities of other regulated investment companies and certain other securities.
Regulations governing our operation as a registered closed-end management investment company affect our ability to raise additional capital and the way in which we do so. As a registered closed-end management investment company, the necessity of raising additional capital may expose us to risks, including the typical risks associated with leverage.
In addition to the Series G Term Preferred Stock offered hereby, we may in the future issue debt securities or additional preferred stock and/or borrow money from banks or other financial institutions, which we refer to collectively as “senior securities,” up to the maximum amount permitted by the 1940 Act. Under the provisions of the 1940 Act, we will be permitted, as a registered closed-end management investment company, to issue senior securities representing indebtedness so long as our asset coverage ratio with respect thereto, defined under the 1940 Act as the ratio of our gross assets (less all liabilities and indebtedness not represented by senior securities) to our outstanding senior securities representing indebtedness, is at least 300% after each issuance of such senior securities. In addition, we will be permitted to issue additional shares of preferred stock, including the Series G Term Preferred Stock, so long as our asset coverage ratio with respect thereto, defined under the 1940 Act as the ratio of our gross assets (less all liabilities and indebtedness not represented by senior securities) to our outstanding senior securities representing indebtedness is at least 200% after each issuance of such preferred stock. If the value of our assets declines, we may be unable to satisfy these tests. If that happens, we may be required to sell a portion of our investments and, depending on the nature of our leverage, repay a portion of our indebtedness or redeem outstanding shares of preferred stock, including the Series G Term Preferred Stock, in each case at a time when doing so may be disadvantageous. Also, any amounts that we use to service our indebtedness or preferred dividends would not be available for distributions to our preferred stockholders.
Furthermore, as a result of issuing senior securities, we would also be exposed to typical risks associated with leverage, including an increased risk of loss. Our preferred stock, including the Series G Term Preferred Stock, will rank “senior” to common stock in our capital structure but will rank “junior” to any senior indebtedness we incur in the future.
Our ability to enter into transactions with our affiliates will be restricted.
We will be prohibited under the 1940 Act from participating in certain transactions with our affiliates without the prior approval of the SEC. Any person that owns, directly or indirectly, 5% or more of our outstanding voting securities will be our affiliate for purposes of the 1940 Act and we will generally be prohibited from buying or selling any securities from or to such affiliate. The 1940 Act also prohibits certain “joint” transactions with certain of our affiliates, which could include investments in the same portfolio company or CLO (whether at the same or different times), without prior approval of the SEC. If a person acquires more than 25% of our voting securities, we will be prohibited from buying or selling any security from or to such person or certain of that person’s affiliates, or entering into prohibited joint transactions with such persons, absent the prior approval of the SEC. Similar restrictions limit our ability to transact business with our officers or directors or its affiliates. As a result of these restrictions, we may be prohibited from buying or selling any security from or to any portfolio company or CLO of an investment fund managed by our Adviser or its affiliates without the prior approval of the SEC, which may limit the scope of investment opportunities that would otherwise be available to us.
We are uncertain of our sources for funding our future capital needs; if we cannot obtain equity or debt financing on acceptable terms, our ability to acquire investments and to expand our operations will be adversely affected.
The net proceeds from the sale of our Series G Term Preferred Stock will be used to allow us to pursue our investment opportunities and to pay for our operating expenses and for various fees and expenses such as base management fees, incentive fees and other fees. Any working capital reserves we maintain may not be sufficient for investment purposes, and we may require debt or equity financing to operate. Accordingly, in the event that we develop a need for additional capital in the future for investments or for any other reason, these sources of funding may not be available to us. Consequently, if we cannot obtain debt or equity financing on acceptable terms, our ability to acquire investments and to expand our operations will be adversely affected. As a result, we would be less able to broaden our portfolio and achieve our investment objective, which may negatively impact our results of operations.
If we fail to maintain an effective system of internal control over financial reporting, we may not be able to accurately report our financial results or prevent fraud. As a result, stockholders could lose confidence in our financial and other public reporting, which would harm our business and our ability to continue the offering.
Effective internal controls over financial reporting are necessary for us to provide reliable financial reports and, together with adequate disclosure controls and procedures, are designed to prevent fraud. Any failure to implement required new or improved controls, or difficulties encountered in their implementation, could cause us to fail to meet our reporting obligations. In addition, any testing by us conducted in connection with Section 404 of the Sarbanes-Oxley Act, or the subsequent testing by our independent registered public accounting firm (when undertaken, as noted below), may reveal deficiencies in our internal controls over financial reporting that are deemed to be material weaknesses or that may require prospective or retroactive changes to our consolidated financial statements or identify other areas for further attention or improvement. Inferior internal controls could also cause investors and lenders to lose confidence in our reported financial information, which could have a negative effect on our business.
We may experience cyber-security incidents and are subject to cyber-security risks. The failure in cyber-security systems, as well as the occurrence of events unanticipated in our disaster recovery systems and management continuity planning, could impair our ability to conduct business effectively.
Our business operations rely upon secure information technology systems for data processing, storage and reporting. Despite careful security and controls design, implementation and updating, our information technology systems could become subject to cyber-attacks and unauthorized access, such as physical and electronic break-ins or unauthorized tampering. Cyberattacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber-attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Network, system, application and data breaches could result in operational disruptions or information misappropriation, which could have a material adverse effect on our business, results of operations and financial condition. Like other companies, we may experience threats to our data and systems, including malware and computer virus attacks, unauthorized access, system failures and disruptions. If one or more of these events occurs, it could potentially jeopardize the confidential, proprietary and other information processed and stored in, and transmitted through, our computer systems and networks, or otherwise cause interruptions or malfunctions in our operations, which could result in damage to our reputation, financial losses, litigation, increased costs, regulatory penalties and/or customer dissatisfaction or loss.
The occurrence of a disaster such as a cyber-attack, a natural catastrophe, a disease pandemic such as COVID-19, an industrial accident, a terrorist attack or war, events unanticipated in our disaster recovery systems, or a support failure from external providers, could have an adverse effect on our ability to conduct business and on our results of operations and financial condition, particularly if those events affect our computer-based data processing, transmission, storage, and retrieval systems or destroy data. If a significant number of our managers were unavailable in the event of a disaster, our ability to effectively conduct our business could be severely compromised.
Cyber-security failures by or breaches conducted by third-parties against the Adviser, any future sub-adviser(s), the Administrator and other service providers (including, but not limited to, accountants, custodians, transfer agents and administrators), and the issuers of securities in which we invest, have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with our ability to calculate our net asset value, impediments to trading, the inability of our stockholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. While we have established a business continuity plan in the event of, and risk management systems to prevent, such cyberattacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, we cannot control the cyber security plans and systems put in place by our service providers and issuers in which we invest. We and our stockholders could be negatively impacted as a result.
We are dependent on information systems and systems failures could significantly disrupt our business, which may, in turn, negatively affect the market price of our preferred stock and our ability to pay dividends.
Our business is dependent on our and third parties’ communications and information systems. Any failure or interruption of those systems, including as a result of the termination of an agreement with any third-party service providers, could cause delays or other problems in our activities. Our financial, accounting, data processing, backup or other operating systems and facilities may fail to operate properly or become disabled or damaged as a result of a number of factors including events that are wholly or partially beyond our control and adversely affect our business. There could be:

•	sudden electrical or telecommunications outages;

•	natural disasters such as earthquakes, tornadoes and hurricanes;

•	disease pandemics, such as COVID-19;

•	events arising from local or larger scale political or social matters, including terrorist acts; and

•	cyber-attacks.
These events, in turn, could have a material adverse effect on our operating results and negatively affect the market price of our Series G Term Preferred Stock and our ability to pay dividends to our stockholders.
We may be unable to realize the benefits anticipated by the Stira Alcentra Acquisition, including estimated cost savings, or it may take longer than anticipated to achieve such benefits and such inability or delay could negatively impact our financial results and ability to pay dividends.

In connection with the completion of our acquisition of Stira Alcentra Global Credit Fund, a Delaware statutory trust, or “Stira Alcentra,” in a common stock transaction, which we refer to as the “Stira Alcentra Acquisition,” we entered into a consulting agreement, or the “Consulting Agreement,” with Stira Capital Markets Group, LLC, or “Stira CMG,” under which Stira CMG will utilize its knowledge of Stira Alcentra to provide us with consulting services relating to the post-merger integration of Stira Alcentra, including: (1) with respect to Stira Alcentra’s operations, financial performance and financial statements, (2) responding to questions from former Stira Alcentra shareholders, (3) interacting with the independent broker-dealer systems through which Stira Alcentra’s shares were sold prior to the Stira Alcentra Acquisition, (4) integration of Stira Alcentra’s shareholder accounts into our shareholder account system, and (5) certain other services specified in the Consulting

Agreement. The Consulting Agreement has an initial term of eighteen (18) months after closing of the Stira Alcentra Acquisition and may be extended upon agreement of the parties. In exchange for providing the services under the Consulting Agreement, we will pay Stira CMG a consulting fee of $85,000 per month during the term of the Consulting Agreement.

Although we expect to be able to operate at a more efficient scale as a result of the Stira Alcentra Acquisition, it is possible that such expectation of cost savings could ultimately be incorrect. The cost savings expectation also assumes that we will be able to effectively reinvest the cash and cash equivalents resulting from liquidation of Stira Alcentra’s investment portfolio in a manner that permits those cost savings to be fully realized. If those expectations turn out to be incorrect or if we are not able to successfully reinvest such capital consistent with our investment objective and strategy, the anticipated cost savings may not be realized, either in whole or in part, or it may take longer for them to be realize than expected. In addition, the additional expense incurred in connection with the Consulting Agreement could have a negative impact on our financial results and our ability to pay dividends on our Term Preferred Stock.
Risks Related to an Investment in our Series G Term Preferred Stock
The Series G Term Preferred Stock is a fixed interest rate security and is subject to risks related to fixed interest rate investments, including the risk of a decline in the price of the Series G Term Preferred Stock if prevailing interest rates increase.
The prices of fixed income investments, such as the Series G Term Preferred Stock, vary inversely with changes in prevailing interest rates. As the prevailing interest rate goes up, investments with floating interest rates or higher fixed income investments will offer investors greater returns than fixed income investments based on lower prevailing interest rates. Under these circumstances, the secondary market price of shares of the Series G Term Preferred Stock may decline. As a result, you may experience a loss on your investment if you sold your Series G Term Preferred Stock on the secondary market. Prevailing interest rates in the U.S. are at historic lows. See “Description of the Series G Term Preferred Stock - Dividends.”
In addition, because the Series G Term Preferred Stock is a fixed interest rate investment, the market price for shares of our Series G Term Preferred Stock may not appreciate as a result of increase in our net asset value.
The Series G Term Preferred Stock are unrated securities.
The Series G Term Preferred Stock is not rated by any rating agency. Although unrated securities are not necessarily of lower quality than rated securities, the market for them may not be as liquid and thus they may carry greater market risk and a higher yield than rated securities. Unrated securities typically trade at a discount to similar, rated securities, depending on the rating of the rated securities. Unrated securities may not have an active trading market or may be difficult to promptly sell at an acceptable price. As a result, there is a risk that the shares of Series G Term Preferred Stock may trade at a price that is lower than what they might otherwise trade at if rated by a rating agency.
Prior to this offering, there has been no public market for the Series G Term Preferred Stock, and we cannot assure you that the market price of the Series G Term Preferred Stock will not decline following the offering.
We have applied to list the Series G Term Preferred Stock on the NYSE so that trading on the exchange will begin within 30 days from the Date of Original Issue. Prior to the expected commencement of trading, the Series G Term Preferred Stock will not be listed on any securities exchange and the underwriters may, but are not obligated, to make a market in the Series G Term Preferred Stock. Consequently, an investment in the Series G Term Preferred Stock during this period will be illiquid, and the holders may not be able to sell such securities. If a secondary market does develop during this period, holders of the Series G Term Preferred Stock may be able to sell such shares only at substantial discounts from liquidation preference.
If we are unable to list the shares of the Series G Term Preferred Stock on a national securities exchange, the holders of such securities may be unable to sell them at all, or if they are able to, only at substantial discounts from the Liquidation Preference. Even if shares of the Series G Term Preferred Stock are listed on the NYSE as anticipated, there is a risk that the market for such shares may be thinly traded and relatively illiquid compared to the market for other types of securities, with the spread between the bid and asked prices considerably greater than the spreads of other securities with comparable terms and features. As a result, holders of the Series G Term Preferred Stock may experience losses if they sell their Preferred Stock under these circumstances.
The Series G Term Preferred Stock will be subordinate to the rights of holders of senior indebtedness.
While holders of the Series G Term Preferred Stock will have equal liquidation and distribution rights to the holders of the Series A Term Preferred Stock, Series B Term Preferred Stock, Series C Term Preferred Stock, Series D Term Preferred Stock, Series E Term Preferred Stock, Series F Term Preferred Stock and any other Preferred Stock that might be issued by us in the future, they will be subordinated to the rights of holders of our other senior indebtedness, including the Facility and the 2035

Notes. Therefore, dividends, distributions and other payments to holders of the Series G Term Preferred Stock in liquidation or otherwise may be subject to prior payments due to the holders of senior indebtedness. In addition, the 1940 Act may provide debt holders with voting rights that are superior to the voting rights of the Series G Term Preferred Stock.
The Series G Term Preferred Stock will be subject to a risk of early redemption and holders may not be able to reinvest their funds.
We may voluntarily redeem some or all of the outstanding shares of Series G Term Preferred Stock after [___]. We also may be forced to redeem some or all of the outstanding shares of Series G Term Preferred Stock to meet regulatory requirements and the asset coverage requirements of such shares. Any such redemption may occur at a time that is unfavorable to holders of the Series G Term Preferred Stock. We may have an incentive to redeem the Series G Term Preferred Stock voluntarily before the Mandatory Redemption Date if market conditions allow us to issue other Preferred Stock or debt securities at a rate that is lower than the Fixed Dividend Rate on the Series G Term Preferred Stock. The possibility of early redemption may also limit the potential for price appreciation in the event of a change in market conditions. See “Description of the Series G Term Preferred Stock - Redemption - Optional Redemption.”
If we redeem shares of the Series G Term Preferred Stock before the Mandatory Redemption Date, the holders of such redeemed shares face the risk that the return on an investment purchased with proceeds from such redemption may be lower than the return previously obtained from the investment in Series G Term Preferred Stock.
Holders of the Series G Term Preferred Stock will bear dividend risk.
We may be unable to pay dividends on the Series G Term Preferred Stock under some circumstances. The Series A Term Preferred Stock will become subject to redemption by us after June 30, 2021, the Series B Term Preferred Stock will become subject to redemption by us after October 23, 2020, the Series C Term Preferred Stock will become subject to redemption by us after February 22, 2021, the Series D Term Preferred Stock will become subject to redemption by us after March 31, 2022, the Series E Term Preferred Stock will become subject to redemption by us after October 7, 2021, and the Series F Term Preferred Stock will become subject to redemption by us after February 25, 2023. As a result, our redemption of the Series A Term Preferred Stock (after June 30, 2021), Series B Term Preferred Stock (after October 23, 2020), Series C Term Preferred Stock (after February 22, 2021), Series D Term Preferred Stock (after March 31, 2022), Series E Term Preferred Stock (after October 7, 2021), and Series F Term Preferred Stock (after February 25, 2023) may impact our ability to continue to pay dividends on the Series G Term Preferred Stock. In addition, the terms of any future indebtedness we may incur could preclude the payment of dividends in respect of equity securities, including the Series G Term Preferred Stock, under certain conditions.
There is a risk of delay in our redemption of the Series G Term Preferred Stock, and we may fail to redeem such securities as required by their terms.
We generally make investments in CLO vehicles whose securities are not traded in any public market. Substantially all of the investments we presently hold and the investments we expect to acquire in the future are, and will be, subject to legal and other restrictions on resale and will otherwise be less liquid than publicly traded securities. The illiquidity of our investments may make it difficult for us to obtain cash equal to the value at which we record our investments quickly if a need arises. If we are unable to obtain sufficient liquidity prior to the Mandatory Redemption Date, we may be forced to engage in a partial redemption or to delay a required redemption. If such a partial redemption or delay were to occur, the market price of shares of the Series G Term Preferred Stock might be adversely affected.
We may be unable to invest a significant portion of the net proceeds of our offering on acceptable terms in an acceptable timeframe.
Delays in investing the net proceeds of our offering may impair our performance. We cannot assure you that we will be able to identify any investments that meet our investment objective or that any investment that we make will produce a positive return. We may be unable to invest the net proceeds of our offering on acceptable terms within the time period that we anticipate or at all, which could harm our financial condition and operating results.
Before making investments, we will invest the net proceeds of our public offering in temporary investments, such as cash, cash equivalents, U.S. government securities and other high-quality debt investments that mature in one year or less, which we expect will have returns substantially lower than the returns that we anticipate earning from investments in CLO securities and related investments. As a result, we may not have as great an ability to pay distributions while our portfolio is not fully invested in securities meeting our investment objective as we may be able to when our portfolio is fully invested in securities meeting our investment objective.
Given the risks described above, an investment in the Series G Term Preferred Stock may not be appropriate for all investors. You should carefully consider your ability to assume these risks before making an investment in the Series G Term Preferred Stock.

Risks Related to Our Adviser and Its Affiliates
Our Adviser and its affiliates, including our officers and some of our directors, will face conflicts of interest caused by compensation arrangements with us and our affiliates, which could result in actions that are not in the best interests of our stockholders.
Our Adviser and its affiliates will receive substantial fees from us in return for their services, and these fees could influence the advice provided to us. Among other matters, the compensation arrangements could affect their judgment with respect to public offerings of equity by us, which allows the dealer manager to earn additional dealer manager fees and our Adviser to earn increased asset management fees. In addition, if we decide to utilize leverage, it will increase our assets and, as a result, will increase the amount of management fees payable to our Adviser.
We may be obligated to pay our Adviser incentive compensation even if we incur a net loss due to a decline in the value of our portfolio.
Our Investment Advisory Agreement entitles our Adviser to receive incentive compensation on income regardless of any capital losses. In such case, we may be required to pay our Adviser incentive compensation for a fiscal quarter even if there is a decline in the value of our portfolio or if we incur a net loss for that quarter.
Any incentive fee payable by us that relates to our net investment income may be computed and paid on income that may include interest that has been accrued but not yet received. If an investment defaults and was structured to provide accrued interest, it is possible that accrued interest previously included in the calculation of the subordinated incentive fee will become uncollectible. Our Adviser is not under any obligation to reimburse us for any part of the subordinated incentive fee it received that was based on accrued income that we never received as a result of a default by an entity on the obligation that resulted in the accrual of such income, and such circumstances would result in our paying a subordinated incentive fee on income we never received.
The recognition of income in connection with investments that we purchase with original issue discount may result in the payment of an incentive fee to our Adviser without a corresponding receipt of cash income.
In the event we recognize loan interest income in excess of the cash we receive in connection with an investment that we purchase with original issue discount, we may be required to liquidate assets in order to pay a portion of the incentive fee. Our Adviser, however, is not required to reimburse us for the portion of any incentive fees attributable to non-cash income in the event of a subsequent default on such investment and non-payment of such non-cash income.
Our Adviser’s professionals’ time and resources may be diverted due to obligations they have to other clients.
Our Adviser’s professionals serve or may serve as officers, directors or principals of entities that operate in the same or a related line of business as we do, or of investment funds managed by the same personnel. In serving in these multiple capacities, they may have obligations to other clients or investors in those entities, the fulfillment of which may not be in our best interests or in the best interest of our stockholders. Our investment objective may overlap with the investment objectives of such investment funds, accounts or other investment vehicles. For example, we rely on our Adviser to manage our day-to-day activities and to implement our investment strategy. Our Adviser and certain of its affiliates are currently, and plan in the future to continue to be, involved with activities which are unrelated to us. As a result of these activities, our Adviser, its personnel and certain of its affiliates will have conflicts of interest in allocating their time and resources between us and other activities in which they are or may become involved, including, but not limited to, the management of Prospect Capital Management and Prospect Capital Corporation. Our Adviser and its personnel will devote only as much of its or their time and resources to our business as our Adviser and its personnel, in their judgment, determine is reasonably required, which may be substantially less than their full time and resources.
Furthermore, our Adviser and its affiliates may have existing business relationships or access to material, non-public information that may prevent it from recommending investment opportunities that would otherwise fit within our investment objective. These activities could be viewed as creating a conflict of interest in that the time, effort and ability of the members of our Adviser and its affiliates and their officers and employees will not be devoted exclusively to our business but will be allocated between us and the management of the monies of other advisees of our Adviser and its affiliates.
We may face additional competition due to the fact that individuals associated with our Adviser are not prohibited from raising money for or managing another entity that makes the same types of investments that we target.
Our Adviser’s professionals are not prohibited from raising money for and managing another investment entity that makes the same types of investments as those we target. For example, certain professionals of our Adviser are simultaneously providing advisory services to other affiliated entities, including Prospect Capital Management, which serves as the investment adviser to Prospect Capital Corporation. Prospect Capital Corporation is a publicly-traded business development company that focuses on generating current income and, to a lesser extent, long-term capital appreciation for stockholders, primarily by making investments in senior secured loans, subordinated debt, unsecured debt, Target Securities and equity of portfolio companies. As a result, the time and resources that our Adviser’s professionals may devote to us may be diverted to another investment entity. In addition, we may compete with any such investment entity for the same investors and investment opportunities. The Order grants us the ability to negotiate terms other than price and quantity of co-investment transactions with other funds managed or owned by our Adviser or certain affiliates, including Prospect Capital Corporation and FLEX, where co-investing would otherwise be prohibited under the 1940 Act, subject to the conditions included therein. Under the terms of the Order, a majority of our independent directors who have no financial interest in the transaction must make certain conclusions in connection with a co-investment transaction, including that (1) the terms of the proposed transaction, including the consideration to be paid, are reasonable and fair to us and our stockholders and do not involve overreaching of us or our stockholders on the part of any person concerned and (2) the transaction is consistent with the interests of our stockholders and is consistent with our investment objective and strategies. The Order also imposes reporting and record keeping requirements and limitations on transactional fees. We may only co-invest with other funds managed or owned by our Adviser or certain affiliates in accordance with such Order and existing regulatory guidance. See “Certain Relationships and Related Party Transactions—Allocation of Investments” in the statement of additional information. To the extent we are able to make co-investments with our Adviser’s affiliates, these co-investment transactions may give rise to conflicts of interest or perceived conflicts of interest among us and the other participating accounts.
Affiliates of our Adviser have no obligation to make their originated investment opportunities available to our Adviser or to us, and such opportunities may be provided to Prospect Capital Corporation or another affiliate of our Adviser.
To mitigate the foregoing conflicts, our Adviser and its affiliates will seek to allocate portfolio transactions on a fair and equitable basis, taking into account such factors as the relative amounts of capital available for new investments, the applicable investment programs and portfolio positions, the clients for which participation is appropriate and any other factors deemed appropriate.
Our incentive fee may induce our Adviser to make speculative investments.
The subordinated incentive fee payable by us to our Adviser may create an incentive for it to make investments on our behalf that are risky or more speculative than would be the case in the absence of such compensation arrangement. The way in which the subordinated incentive fee payable to our Adviser is determined may encourage it to use leverage to increase the return on our investments. In addition, the fact that our base management fee is payable based upon our average total assets, which would include any borrowings for investment purposes, may encourage our Adviser to use leverage to make additional investments. Under certain circumstances, the use of leverage may increase the likelihood of a default, which would adversely affect holders of our common stock. Such a practice could result in our investing in more speculative securities than would otherwise be in our best interests, which could result in higher investment losses, particularly during cyclical economic downturns.
Risks Related to Our Investments
Our investments in CLOs may be riskier and less transparent to us and our stockholders than direct investments in the underlying companies.
We may invest in Senior Secured Loans directly or in any security issued by a CLO but have invested primarily in the equity and junior debt tranches of CLOs. Generally, we will be required to disclose less information regarding the underlying debt investments held by CLOs than if we had invested directly in the debt of the underlying companies. As a result, our stockholders will not know the details of the underlying securities of the CLOs in which we will invest. Our investments in the equity and junior debt tranches of CLOs will also be subject to the risk of leverage associated with the debt issued by such CLOs and the repayment priority of senior debt holders in such CLOs. Our investments in prospective portfolio companies may be risky, and we could lose all or part of our investment.
CLOs typically will have no significant assets other than their underlying Senior Secured Loans; payments on CLO investments are and will be payable solely from the cashflows from such Senior Secured Loans.
CLOs typically will have no significant assets other than their underlying Senior Secured Loans. Accordingly, payments on CLO investments are and will be payable solely from the cashflows from such Senior Secured Loans, net of all management fees and other expenses. Payments to us as a holder of CLO investments are and will be met only after payments due on the senior notes (and, where appropriate, the junior secured notes) from time to time have been made in full. This means that relatively small numbers of defaults of Senior Secured Loans may adversely impact our returns.
The Senior Loan portfolios of the CLO vehicles in which we invest may be concentrated in a limited number of industries or borrowers, which may subject those vehicles, and in turn us, to a risk of significant loss if there is a downturn in a particular industry in which a number of a CLO vehicle’s investments are concentrated.

The CLO vehicles in which we invest may have Senior Loan portfolios that are concentrated in a limited number of industries or borrowers. A downturn in any particular industry or borrower in which a CLO vehicle is heavily invested may subject that vehicle, and in turn us, to a risk of significant loss and could significantly impact the aggregate returns we realize. If an industry in which a CLO vehicle is heavily invested suffers from adverse business or economic conditions, a material portion of our investment in that CLO vehicle could be affected adversely, which, in turn, could adversely affect our financial position and results of operations.
Our CLO investments are exposed to leveraged credit risk.
We may be in a subordinated position with respect to realized losses on the Senior Secured Loans underlying our investments in the equity and junior debt tranches of CLOs. The leveraged nature of equity and junior debt tranches of CLOs, in particular, magnifies the adverse impact of Senior Secured Loan defaults. CLO investments represent a leveraged investment with respect to the underlying Senior Secured Loans. Therefore, changes in the market value of the CLO investments could be greater than the change in the market value of the underlying Senior Secured Loans, which are subject to credit, liquidity and interest rate risk.
Changes in credit spreads may adversely affect our profitability and result in realized and unrealized depreciation on our investments.
The performance of our CLO equity investments will depend, in a large part, upon the spread between the rate at which the CLO borrows funds and the rate at which it lends these funds. Any reduction of the spread between the rate at which the CLO invests and the rate at which it borrows may adversely affect the CLO equity investor’s profitability.
Because CLO equity investors are paid the residual income after the CLO debt tranches receive contractual interest payments, a reduction in the weighted average spread of the Senior Secured Loans underlying a CLO will reduce the income flowing to CLO equity investors. As a result, CLO investors will experience realized and unrealized depreciation in periods of prolonged spread compression. If these conditions continue, the CLO investors, such as us, may lose some or all of their investment.
There is the potential for interruption and deferral of cashflow.
If certain minimum collateral value ratios and/or interest coverage ratios are not met by a CLO (e.g., due to Senior Secured Loan defaults), then cashflow that otherwise would have been available to pay the distribution on the CLO investments may instead be used to redeem any senior notes or to purchase additional Senior Secured Loans, until the ratios again exceed the minimum required levels or any senior notes are repaid in full. This could result in an elimination, reduction or deferral in the distribution and/or principal paid to the holders of the CLO investments, which would adversely impact our returns.
Investments in foreign securities may involve significant risks in addition to the risks inherent in U.S. investments.
Our investment strategy involves investments in securities issued by foreign entities, including foreign CLOs. Investing in foreign entities may expose us to additional risks not typically associated with investing in U.S. issuers. These risks include changes in exchange control regulations, political and social instability, expropriation, imposition of foreign taxes, less liquid markets and less available information than is generally the case in the United States, higher transaction costs, less government supervision of exchanges, brokers and issuers, less developed bankruptcy laws, difficulty in enforcing contractual obligations, lack of uniform accounting and auditing standards and greater price volatility. Further, we, and the CLOs in which we invest, may have difficulty enforcing creditor’s rights in foreign jurisdictions. In addition, the underlying companies of the CLOs in which we invest may be foreign, which may create greater exposure for us to foreign economic developments.
Although our investments are U.S. dollar-denominated, any investments denominated in a foreign currency will be subject to the risk that the value of a particular currency will change in relation to one or more other currencies. Among the factors that may affect currency values are trade balances, the level of short-term interest rates, differences in relative values of similar assets in different currencies, long-term opportunities for investment and capital appreciation, and political developments. We may employ hedging techniques to minimize these risks, but we can offer no assurance that we will, in fact, hedge currency risk, or that if we do, such strategies will be effective.
Our investments in Target Securities may be illiquid.
We may invest a substantial percentage of our portfolio in securities that are considered illiquid. “Illiquid securities” are securities that we reasonably expect cannot be sold or disposed of in current market conditions within seven calendar days or less without the sale or disposition significantly changing the market value of the investment. We may not be able to readily dispose of such securities at prices that approximate those at which we could sell such securities if they were more widely-traded and, as a result of such illiquidity, we may have to sell other investments or engage in borrowing transactions to raise cash to meet our obligations. Limited liquidity can also affect the volatility and market price of securities, thereby adversely affecting our net asset value and ability to make dividend distributions. Target Securities may not be readily marketable and may be subject to restrictions on resale. Target Securities Loans are generally not listed on any U.S. national securities exchange and no active trading market may exist for the securities in which we will invest. Although a secondary market may exist for our investments, the market for our investments may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. As a result, these types of investments may be more difficult to value. In addition, we believe that ownership of Target Securities has generally been distributed across a wide range of holders, some of whom we believe may continue to face near- to intermediate-term liquidity issues. Further, we believe that larger institutional investors with sufficient resources to source, analyze and negotiate the purchase of these assets may refrain from purchases of the size that we are targeting, thereby reducing the prospective investor population, which would limit our ability to sell our Target Securities if we choose to or need to do so. We have no limitation on the amount of our assets which may be invested in securities that are not readily marketable or are subject to restrictions on resale.
We may invest in assets with no or limited performance or operating history.
We may invest in assets with no or limited investment history or performance record upon which our Adviser will be able to evaluate their likely performance. Our investments in entities with no or limited operating history are subject to all of the risks and uncertainties associated with a new business, including the risk that such entities will not achieve target returns. Consequently, our profitability, net asset value and share price could be adversely affected.
We are exposed to underlying borrower fraud through the Target Securities held in our portfolio.
Investing in Target Securities involves the possibility of our investments being subject to potential losses arising from material misrepresentation or omission on the part of borrowers whose Senior Secured Loans we hold, either directly or indirectly through CLOs. Such inaccuracy or incompleteness may adversely affect the valuation of our investments or may adversely affect the ability of the relevant investment to perfect or effectuate a lien on the collateral securing the loan. The CLOs in which we will invest will rely upon the accuracy and completeness of representations made by the underlying borrowers to the extent reasonable, but cannot guarantee such accuracy or completeness. In addition, the quality of our investments in Target Securities is subject to the accuracy of representations made by the underlying issuers.
In addition, we are subject to the risk that the systems used by the CLO collateral managers to control for such accuracy are defective.
The payment of underlying portfolio manager fees and other charges could adversely impact our returns.
We may invest in securities where the underlying portfolios may be subject to management, administration and incentive or performance fees, in addition to those payable by us. Payment of such additional fees could adversely impact the returns we achieve.
The inability of a CLO collateral manager to reinvest the proceeds of the prepayment of Senior Secured Loans may adversely affect us.
There can be no assurance that, in relation to any CLO investment, in the event that any of the Senior Secured Loans of a CLO underlying such investment are prepaid, the CLO collateral manager will be able to reinvest such proceeds in new Senior Secured Loans with equivalent investment returns. If the CLO collateral manager cannot reinvest in new Senior Secured Loans with equivalent investment returns, the interest proceeds available to pay interest on the rated liabilities and investments may be adversely affected.

Our investments are subject to prepayments and calls, increasing re-investment risk.
Our investments and/or the underlying Senior Secured Loans may prepay more quickly than expected, which could have an adverse impact on our value. Prepayment rates are influenced by changes in interest rates and a variety of economic, geographic and other factors beyond our control and consequently cannot be predicted with certainty. In addition, for a CLO collateral manager there is often a strong incentive to refinance well performing portfolios once the senior tranches amortize. The yield to maturity of the investments will depend on, inter alia, the amount and timing of payments of principal on the loans and the price paid for the investments. Such yield may be adversely affected by a higher or lower than anticipated rate of prepayments of the debt.
Furthermore, our investments generally will not contain optional call provisions, other than a call at the option of the holders of the equity tranches for the senior notes and the junior secured notes to be paid in full after the expiration of an initial period in the deal (referred to as the “non-call period”).
The exercise of the call option is by the relevant percentage (usually a majority) of the holders of the equity tranches and, therefore, where we do not hold the relevant percentage we will not be able to control the timing of the exercise of the call option. The equity tranches also generally have a call at any time based on certain tax event triggers. In any event, the call can only be exercised by the holders of equity tranches if they can demonstrate (in accordance with the detailed provisions in the transaction) that the senior notes and junior secured notes will be paid in full if the call is exercised.
Early prepayments and/or the exercise of a call option otherwise than at our request may also give rise to increased re-investment risk with respect to certain investments, as we may realize excess cash earlier than expected. If we are unable to reinvest such cash in a new investment with an expected rate of return at least equal to that of the investment repaid, this may reduce our net income and, consequently, could have an adverse impact on our ability to pay dividends.
We will have limited control of the administration and amendment of Senior Secured Loans owned by the CLOs in which we invest.
We will not be able to directly enforce any rights and remedies in the event of a default of a Senior Secured Loan held by a CLO vehicle. In addition, the terms and conditions of the Senior Secured Loans underlying our investments in the equity and junior debt tranches of CLOs may be amended, modified or waived only by the agreement of the underlying lenders. Generally, any such agreement must include a majority or a super majority (measured by outstanding loans or commitments) or, in certain circumstances, a unanimous vote of the lenders. Consequently, the terms and conditions of the payment obligations arising from Senior Secured Loans could be modified, amended or waived in a manner contrary to our preferences.
We will have no influence on management of underlying investments managed by non-affiliated third party CLO collateral managers.
We will not be responsible for and will have no influence over the asset management of the portfolios underlying the CLO investments we hold where those portfolios are managed by non-affiliated third party CLO collateral managers. Similarly, we will not be responsible for and will have no influence over the day-to-day management, administration or any other aspect of the issuers of the individual securities. As a result, the values of the portfolios underlying our CLO investments could decrease as a result of decisions made by third party CLO collateral managers.
We will have limited control of the administration and amendment of any CLO in which we invest.
The terms and conditions of Target Securities may be amended, modified or waived only by the agreement of the underlying security holders. Generally, any such agreement must include a majority or a super majority (measured by outstanding amounts) or, in certain circumstances, a unanimous vote of the security holders. Consequently, the terms and conditions of the payment obligation arising from the CLOs in which we invest be modified, amended or waived in a manner contrary to our preferences.
Senior Secured Loans of CLOs may be sold and replaced resulting in a loss to us.
The Senior Secured Loans underlying our CLO investments may be sold and replacement collateral purchased within the parameters set out in the relevant CLO indenture between the CLO and the CLO trustee and those parameters may typically only be amended, modified or waived by the agreement of a majority of the holders of the senior notes and/or the junior secured notes and/or the equity tranche once the CLO has been established. If these transactions result in a net loss, the magnitude of the loss from the perspective of the equity tranche would be increased by the leveraged nature of the investment.

Our financial results may be affected adversely if one or more of our significant equity or junior debt investments in a CLO vehicle defaults on its payment obligations or fails to perform as we expect.
We expect that a majority of our portfolio will consist of equity and junior debt investments in CLOs, which involve a number of significant risks. CLOs are typically highly levered (~10 times), and therefore the junior debt and equity tranches that we will invest in are subject to a higher risk of total loss. As of December 31, 2019, the range of leverage ratios of the CLO investments in our portfolio was 4.2 times to 16.8 times, excluding investments that have been called for redemption, and the weighted average was 9.4 times. In particular, investors in CLOs indirectly bear risks of the underlying debt investments held by such CLOs. We will generally have the right to receive payments only from the CLOs, and will generally not have direct rights against the underlying borrowers or the entity that sponsored the CLOs. Although it is difficult to predict whether the prices of indices and securities underlying CLOs will rise or fall, these prices (and, therefore, the prices of the CLOs) will be influenced by the same types of political and economic events that affect issuers of securities and capital markets generally.
The investments we make in CLOs will likely be thinly traded or have only a limited trading market. CLO investments are typically privately offered and sold, in the primary and secondary markets. As a result, investments in CLOs may be characterized as illiquid securities. In addition to the general risks associated with investing in debt securities, CLOs carry additional risks, including, but not limited to: (i) the possibility that distributions from the underlying Senior Secured Loans will not be adequate to make interest or other payments; (ii) the quality of the underlying Senior Secured Loans may decline in value or default; and (iii) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the CLO or unexpected investment results. Further, our investments in equity and junior debt tranches of CLOs will be subordinate to the senior debt tranches thereof.
Investments in structured vehicles, including equity and junior debt instruments issued by CLOs, involve risks, including credit risk and market risk. Changes in interest rates and credit quality may cause significant price fluctuations. Additionally, changes in the underlying Senior Secured Loans held by a CLO may cause payments on the instruments we hold to be reduced, either temporarily or permanently. Structured investments, particularly the subordinated interests in which we invest, are less liquid than many other types of securities and may be more volatile than the Senior Secured Loans underlying the CLOs in which we invest.
Non-investment grade or “junk” debt involves a greater risk of default and higher price volatility than investment grade debt.
The Senior Secured Loans underlying our CLO investments typically will be BB or B rated (non-investment grade or “junk”) and in limited circumstances, unrated, Senior Secured Loans. Non-investment grade or “junk” securities are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal when due and therefore involve a greater risk of default and higher price volatility than investment grade debt.
Our investments in CLOs may be subject to special anti-deferral provisions that could result in us incurring tax or recognizing income prior to receive cash distributions related to such income.
We anticipate that the CLOs in which we invest may constitute “passive foreign investment companies,” or “PFICs.” If we acquire shares in a PFIC (including in CLOs that are PFICs), we may be subject to federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by us to our stockholders. Certain elections may be available to mitigate or eliminate such tax on excess distributions, but such elections (if available) will generally require us to recognize our share of the PFICs income for each year regardless of whether we receive any distributions from such PFICs. We must nonetheless distribute such income to maintain our tax treatment as a RIC.
If we hold more than 10% of the shares in a foreign corporation that is treated as a controlled foreign corporation, or “CFC,” (including in a CLO treated as a CFC), we may be treated as receiving a deemed distribution (taxable as ordinary income) each year from such foreign corporation in an amount equal to our pro rata share of the foreign corporation’s income for the tax year (including both ordinary earnings and capital gains). If we are required to include such deemed distributions from a CFC in our income, we will be required to distribute such income to maintain our RIC tax treatment regardless of whether or not the CFC makes an actual distribution during such year.
If we are required to include amounts in income prior to receiving distributions representing such income, we may have to sell some of our investments at times and/or at prices we would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If we are not able to obtain cash from other sources, we may fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax. For additional discussion regarding the tax implications of a RIC, see “Certain U.S. Federal Income Tax Considerations.”

The Collateralized Securities in which we invest may be subject to withholding tax if they fail to comply with certain reporting requirements.
Legislation commonly referred to as the ‘‘Foreign Account Tax Compliance Act,’’ or FATCA, imposes a withholding tax of 30% on payments of U.S. source interest and distributions to certain non-U.S. entities, including certain non-U.S. financial institutions and investment funds, unless such non-U.S. entity complies with certain reporting requirements regarding its U.S. account holders and its U.S. owners. Most CLO vehicles in which we invest will be treated as non-U.S. financial entities for this purpose, and therefore will be required to comply with these reporting requirements to avoid the 30% withholding. If a CLO vehicle in which we invest fails to properly comply with these reporting requirements, it could reduce the amounts available to distribute to equity and junior debt holders in such CLO vehicle, which could materially and adversely affect our operating results and cash flows.
To the extent OID and PIK interest constitute a portion of our income, we will be exposed to typical risks associated with such income being required to be included in taxable and accounting income prior to receipt of cash representing such income.
Our investments may include original issue discount, or OID, instruments and payment in kind, or PIK, interest arrangements, which represents contractual interest added to a loan balance and due at the end of such loan’s term. To the extent OID or PIK interest constitute a portion of our income, we are exposed to typical risks associated with such income being required to be included in taxable and accounting income prior to receipt of cash, including the following:

•
The higher interest rates of OID and PIK instruments reflect the payment deferral and increased credit risk associated with these instruments, and OID and PIK instruments generally represent a significantly higher credit risk than coupon loans.

•	Even if the accounting conditions for income accrual are met, the borrower could still default when our actual collection is supposed to occur at the maturity of the obligation.

•
OID and PIK instruments may have unreliable valuations because their continuing accruals require continuing judgments about the collectability of the deferred payments and the value of any associated collateral. OID and PIK income may also create uncertainty about the source of our cash distributions.

For accounting purposes, any cash distributions to stockholders representing OID and PIK income are not treated as coming from paid-in capital, even if the cash to pay them comes from offering proceeds. As a result, despite the fact that a distribution representing OID and PIK income could be paid out of amounts invested by our stockholders, the 1940 Act does not require that stockholders be given notice of this fact by reporting it as a return of capital.
Risks Related to our Capital Structure and Leverage
Our borrowings may increase the potential for loss on amounts invested in us and, therefore, the risk of investing in us.
In addition to the Series G Term Preferred Stock offered hereby and the other series of term preferred stock outstanding, we may issue additional debt securities or Preferred Stock and/or borrow money from banks or other financial institutions. The use of borrowings or issuance of preferred stock, also known as leverage, increases the volatility of investments and magnifies the potential for loss for our investors. If we use leverage to partially finance our investments, through borrowing from banks and other lenders, our common stockholders will experience increased risks of investing in our common stock. If the value of our assets decreases, leveraging would cause net asset value to decline more sharply than it otherwise would have had we not leveraged. Similarly, any decrease in our income would cause net income attributable to our stockholders to decline more sharply than it would have had we not borrowed. Such a decline could negatively affect our ability to make distribution payments, including to holders of our Series G Term Preferred Stock. Leverage is generally considered a speculative investment technique. In addition, the decision to utilize leverage will increase our assets and, as a result, will increase the amount of management fees payable to our Adviser.
Changes in interest rates may affect our cost of capital and net investment income.
Because we finance our investments, in part, using leverage, including the Series G Term Preferred Stock offered hereby and any future borrowings, our net investment income will depend, in part, upon the difference between the rate at which we borrow funds and the rate at which we invest those funds. As a result, we can offer no assurance that a significant change in market interest rates will not have a material adverse effect on our net investment income. In periods of rising interest rates when we have debt outstanding, our cost of funds will increase, which could reduce our net investment income. We expect that our long-term fixed-rate investments will be financed primarily with equity and long-term debt. We may use interest rate risk management techniques in an effort to limit our exposure to interest rate fluctuations. These techniques may include various interest rate hedging activities to the extent permitted by the 1940 Act. These activities may limit our ability to participate in the benefits of lower interest rates with respect to the hedged portfolio. Adverse developments resulting from changes in interest rates or hedging transactions could have a material adverse effect on our business, financial condition and results of operations. Also, we have limited experience in entering into hedging transactions, and we may have to purchase or develop such expertise.
You should also be aware that a rise in the general level of interest rates can be expected to have specific consequences for investors in our Series G Term Preferred Stock. See “Risk Factors—The Series G Term Preferred Stock is a fixed interest rate security and is subject to risks related to fixed interest rate investments, including the risk of a decline in the price of the Series G Term Preferred Stock if prevailing interest rates increase” above.
Federal Income Tax Risks
We will be subject to corporate-level U.S. federal income tax if we are unable to qualify as a RIC under Subchapter M of the Code or to satisfy RIC distribution requirements.
To maintain RIC tax treatment under the Code, we must meet the following annual distribution, income source and asset diversification requirements. See “Certain U.S. Federal Income Tax Considerations.”

•
The annual distribution requirement for a RIC will be satisfied if we distribute to our stockholders on an annual basis at least 90% of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. We are subject to an asset coverage ratio requirement under the 1940 Act and may in the future become subject to certain financial covenants under loan and credit agreements that could, under certain circumstances, restrict us from making distributions necessary to satisfy the distribution requirement. If we are unable to obtain cash from other sources, we could fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax.

•	The income source requirement will be satisfied if we obtain at least 90% of our income for each year from dividends, interest, gains from the sale of shares or securities or similar sources.

•
The asset diversification requirement will be satisfied if we meet certain asset diversification requirements at the end of each quarter of our taxable year. To satisfy this requirement, at least 50% of the value of our assets must consist of cash, cash equivalents, U.S. government securities, securities of other RICs, and other acceptable securities; and no more than 25% of the value of our assets can be invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer, of two or more issuers that are controlled, as determined under applicable Code rules, by us and that are engaged in the same or similar or related trades or businesses or of certain “qualified publicly traded partnerships.” Failure to meet these requirements may result in our having to dispose of certain investments quickly in order to prevent the loss of RIC status. Because most of our investments will be in private companies, and therefore will be relatively illiquid, any such dispositions could be made at disadvantageous prices and could result in substantial losses.

If we fail to qualify for or maintain RIC tax treatment for any reason and are subject to corporate-level U.S. federal income tax, the resulting corporate taxes could substantially reduce our net assets, the amount of income available for distribution and the amount of our distributions.
We may have difficulty paying our required distributions if we recognize income before or without receiving cash representing such income.
For federal income tax purposes, we may be required to recognize taxable income in circumstances in which we do not receive a corresponding payment in cash. For example, if we hold debt or equity investments that are treated under applicable tax rules as having original issue discount (such as debt instruments with PIK interest or, in certain cases, debt instruments that were issued with warrants), we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. We may also have to include in income other amounts that we have not yet received in cash, such as deferred loan origination fees that are paid after origination of the loan or are paid in non-cash compensation such as warrants or stock. We anticipate that a portion of our income may constitute original issue discount or other income required to be included in taxable income prior to receipt of cash. Further, we may elect to amortize market discounts and include such amounts in our taxable income in the current year, instead of upon disposition, as an election not to do so would limit our ability to deduct interest expenses for tax purposes.
Because any original issue discount or other amounts accrued will be included in our investment company taxable income for the year of the accrual, we may be required to make a distribution to our stockholders in order to satisfy the annual distribution requirement, even though we will not have received any corresponding cash amount. As a result, we may have difficulty meeting the annual distribution requirement necessary to qualify for and maintain RIC tax treatment under the Code. We may have to sell some of our investments at times and/or at prices we would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If we are not able to obtain cash from other sources, we may fail to qualify for RIC tax treatment and thus become subject to corporate-level U.S. federal income tax. If we fail to qualify for or maintain RIC tax treatment for any reason and are subject to corporate-level U.S. federal income tax, the resulting corporate taxes could substantially reduce our net assets, the amount of income available for distribution and the amount of our distributions. For additional discussion regarding the tax implications of a RIC, see “Certain U.S. Federal Income Tax Considerations.”
If we do not qualify as a “publicly offered regulated investment company,” as defined in the Code, you will be taxed as though you received a distribution of some of our expenses.
A “publicly offered regulated investment company” is a RIC whose shares are either (i) continuously offered pursuant to a public offering, (ii) regularly traded on an established securities market or (iii) held by at least 500 persons at all times during the taxable year. If we are not a publicly offered RIC for any period, a non-corporate stockholder’s allocable portion of our affected expenses, including our management fees, will be treated as an additional distribution to the stockholder and will not be deductible for non-corporate taxpayers for the 2019 through 2026 tax years. While we anticipate that we will constitute a publicly offered RIC for our current tax year, there can be no assurance that we will in fact so qualify for any of our taxable years.
We may in the future choose to pay dividends in part in our own stock, in which case you may be required to pay tax in excess of the cash you receive.
We may distribute taxable dividends that are payable in cash or shares of our preferred stock at the election of each stockholder. In accordance with guidance issued by the Internal Revenue Service, a publicly traded RIC should generally be eligible to treat a distribution of its own stock as fulfilling its RIC distribution requirements if each stockholder is permitted to elect to receive his or her distribution in either cash or stock of the RIC (even where there is a limitation on the percentage of the distribution payable in cash, provided that the limitation is at least 20%), subject to the satisfaction of certain guidelines. If too many stockholders elect to receive cash, each stockholder electing to receive cash generally must receive a portion of his or her distribution in cash (with the balance of the distribution paid in stock). If these and certain other requirements are met, for U.S. federal income tax purposes, the amount of the distribution paid in stock generally will be a taxable distribution in an amount equal to the amount of cash that could have been received instead of stock. If we decide to make any such distributions that are payable in part in our stock, taxable stockholders receiving such dividends will be required to include the full amount of the dividend (whether received in cash, our stock, or a combination thereof) as ordinary income (or as long-term capital gain to the extent such distribution is properly reported as a capital gain dividend) to the extent of our current and accumulated earnings and profits for United States federal income tax purposes. As a result, a U.S. stockholder may be required to pay tax with respect to such dividends in excess of any cash received. If a U.S. stockholder sells the stock it receives as a dividend in order to pay this tax, the sales proceeds may be less than the amount included in income with respect to the dividend, depending on the market price of our stock at the time of the sale. Furthermore, with respect to non-U.S. stockholders, we may be required to withhold U.S. tax with respect to such dividends, including in respect of all or a portion of such dividend that is payable in stock.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS
Some of the statements in this prospectus constitute forward-looking statements because they relate to future events or our future performance or financial condition. The forward-looking statements contained in this prospectus may include statements as to:

•
the impact of an economic downturn on the ability of the issuer of a Senior Secured Loan to continue to operate, which could lead to the loss of some or all of our investment in such Senior Secured Loan or CLO investment;

•	the impact of interest rate volatility on our results, particularly if we elect to use leverage as part of our investment strategy;

•	our future operating results;

•	our business prospects and the prospects of the companies in which we may invest;

•	our expected financings and investments;

•	the adequacy of our cash resources and working capital;

•	the timing of cash flows, if any, from the Target Securities in which we invest;

•	our contractual arrangements and relationships with third parties;

•	the dependence of our future success on the general economy and its impact on the industries in which we invest;

•	our ability to source favorable investments;

•	our use of financial leverage;

•	our tax treatment;

•	the timing and amount of interest distributions and dividends from the investments we make; and

•	the risks, uncertainties and other factors we identify in “Risk Factors” and elsewhere in this prospectus and in our filings with the SEC.
In addition, words such as “anticipate,” “believe,” “expect” and “intend” indicate a forward-looking statement, although not all forward-looking statements include these words. The forward-looking statements contained in this prospectus involve risks and uncertainties. Our actual results could differ materially from those implied or expressed in the forward-looking statements for any reason, including the factors set forth in “Risk Factors” and elsewhere in this prospectus. Other factors that could cause actual results to differ materially include:

•	changes in the economy;

•	risks associated with possible disruption in our operations or the economy generally due to terrorism, natural disasters or disease pandemics, such as COVID-19; and

•	future changes in laws or regulations and conditions that impact our operations or investments.
We have based the forward-looking statements included in this prospectus on information available to us on the date of this prospectus, and we assume no obligation to update any such forward-looking statements. Except as required by the federal securities laws, we undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise. You are advised to consult any additional disclosures that we may make directly to you or through reports that we in the future may file with the SEC. The forward-looking statements and projections contained in this prospectus are excluded from the safe harbor protection provided by Section 27A of the Securities Act.

USE OF PROCEEDS
The net proceeds of this offering are expected to be approximately $[___] million (or approximately $[___] million if the underwriters exercise the over-allotment option in full) after deducting the payment of underwriting discounts and commissions of $[___] million (or approximately $[___] million if the underwriters exercise their overallotment option in full) and estimated offering expenses of $[___] payable by us.
We intend to use the proceeds from the sale of our securities pursuant to this prospectus to acquire investments in accordance with our investment objectives and strategies described in this prospectus and for general working capital purposes. We anticipate that substantially all of the net proceeds of this offering will be used to make our targeted investments within three months, depending on the availability of appropriate investment opportunities consistent with our investment objectives and market conditions. We cannot assure you we will achieve our targeted investment pace, which may negatively impact our returns. During this period, we will invest in temporary investments, such as cash, cash equivalents, U.S. government securities and other high-quality debt investments that mature in one year or less, which we expect will have returns substantially lower than the returns that we anticipate earning from investments in CLO securities and related investments. Investors should expect, therefore, that before we have fully invested the proceeds of the offering in accordance with our investment objectives and policies, assets invested in these instruments would earn interest income at a modest rate, which may not exceed our expenses during this period.

CAPITALIZATION
The following table sets forth our capitalization (i) as of December 31, 2019, (ii) as of December 31, 2019, as adjusted to give effect to (a) the sale of $32.5 million of shares of Series F Term Preferred Stock on February 25, 2020, (b) $15,000,000 of the 2035 Notes outstanding and (iii) as of December 31, 2019, as further adjusted to give effect to (a) the sale of $32.5 million of shares of Series F Term Preferred Stock on February 25, 2020, (b) $15,000,000 of the 2035 Notes outstanding and (c) the assumed sale of $[___] million of our Series G Term Preferred Stock in this offering. The actual size of this offering may be greater or less than what is assumed in the table below.

This table should be read in conjunction with “Use of Proceeds” and our financial statements and notes thereto included in this prospectus. The adjusted information is illustrative only.

	As of December 31, 2019 (unaudited)
	Actual	As Adjusted for the issuance of the Series F Term Preferred Stock and the 2035 Notes		As Further Adjusted for the issuance of the Series F Term Preferred Stock, the 2035 Notes and the issuance of the Series G Term Preferred Stock
Long-term debt, including current maturities:
Term Preferred Stock, par value $0.01 per share; 9,360,000(1) shares authorized, 1,500,183 shares of Series A Term Preferred Stock issued and outstanding	$36,220,045	$36,220,045		$36,220,045
Term Preferred Stock, par value $0.01 per share; 9,035,000(1) shares authorized, 1,000,000 shares of Series B Term Preferred Stock issued and outstanding	$24,132,093	$24,132,093		$24,132,093
Term Preferred Stock, par value $0.01 per share; 9,610,000(1) shares authorized, 1,610,000 shares of Series C Term Preferred Stock issued and outstanding	$38,950,452	$38,950,452		$38,950,452
Term Preferred Stock, par value $0.01 per share; 8,000,000(1) shares authorized, 1,097,007 shares of Series D Term Preferred Stock issued and outstanding	$26,279,023	$26,279,023		$26,279,023
Term Preferred Stock, par value $0.01 per share; 1,150,000 shares authorized, 1,100,000 shares of Series E Term Preferred Stock issued and outstanding, as adjusted	$26,362,604	$26,362,604		$26,362,604
Facility(2)	$5,000,000	$5,000,000		$5,000,000
2035 Notes(3)	$—	$15,000,000		$15,000,000
Term Preferred Stock, par value $0.01 per share; 1,380,000 shares authorized, 1,300,000(4) shares of Series F Term Preferred Stock issued and outstanding, as further adjusted	$—	$32,500,000(6)		$32,500,000(5)
Term Preferred Stock, par value $0.01 per share; [___] shares authorized, [___](6) shares of Series G Term Preferred Stock issued and outstanding, as further adjusted	$—	$—	$	[___](7)
Total long-term debt	$156,944,217	$204,444,217	$	[___]
Stockholder’s equity:
Common stock, $0.01 par value per share; 160,000,000 shares authorized; 32,211,774 shares issued and outstanding	$322,118	$322,118		322,118
Paid‑in capital in excess of par	417,266,614	417,266,614		417,266,614
Total Distributable Earnings	(13,555,504)	(13,555,504)		(13,555,504)
Total stockholders’ equity	404,033,228	404,033,228		404,033,228
Total capitalization	$560,977,445	$608,477,445	$	[____]

(1) The number of authorized shares of each series of Term Preferred Stock is adjusted to give effect to the Company’s Articles Supplementary increasing the number of authorized shares of each series of Term Preferred Stock and filed with the State Department of Assessments and Taxation of the State of Maryland on April 17, 2019.
(2) On December 16, 2019, we entered into the Facility. The aggregate commitment of the Facility is $25 million and is collateralized by our CLO investments. As of December 31, 2019, the drawn balance on the Facility was $5 million. As of

March 20, 2020, there was no outstanding Facility balance; however, the Company expects to utilize the Facility in the future and assumes a $5 million target balance.
(3) On January 27, 2020, we issued $15 million in aggregate principal amount of 2035 Notes in a private placement to an institutional investor.
(4) The number of issued and outstanding shares of Series F Term Preferred Stock is as adjusted to give effect to the sale of 1,300,000 shares of Series F Term Preferred Stock on February 25, 2020.
(5) This amount does not include a deduction for underwriting discounts and commissions and estimated offering expenses.
(6) The number of issued and outstanding shares of Series G Term Preferred Stock is as further adjusted to give effect to the assumed sale of [___] shares of Series G Term Preferred Stock in this offering, which actual amount may be greater or less than what is assumed in the table.
(7) This amount does not include a deduction for underwriting discounts and commissions and estimated offering expenses and assumes no exercise of the underwriters’ option to purchase shares to cover overallotments.

SENIOR SECURITIES

Information about our senior securities is shown in the following table as of June 30, 2019 and 2018. The information shown as of June 30, 2019 and 2018 is included in our financial statements, which have been audited by BDO USA LLP, our independent registered public accounting firm.

Term Preferred Stock as of June 30, 2019(a)(b)
Term Preferred Stock	Aggregate Amount Outstanding	Asset Coverage per Preferred Share(c)	Involuntary Liquidating Price per Preferred share	Average market value per unit(d)
Series A Term Preferred Stock Due 2025	$37,504,575	$102	$25.00	$24.79
Series B Term Preferred Stock Due 2023	$25,000,000	102	$25.00	$24.72
Series C Term Preferred Stock Due 2024	$40,250,000	102	$25.00	$25.02
Series D Term Preferred Stock Due 2029	$26,131,675	102	$25.00	$25.24
Total Term Preferred Stock	$128,886,250	$102

(a)For financial reporting purposes, our Term Preferred Stock is considered to be debt. The Asset Coverage amount per $25 a share of total Term Preferred Stock (the dollar amount per share) reflects the amount of the Company’s total assets (less all liabilities not represented by borrowings and Term Preferred Stock) per $25 a share of total Term Preferred Stock of the combined amount of borrowings and outstanding total Term Preferred Stock and the Asset Coverage amounts per financial reporting purposes.

(b)Does not include the issuance by the Company of (i) an additional $1,293,500 aggregate amount of Series D Term Preferred Stock, which was issued on July 3, 2019, (ii) $27,500,000 aggregate amount of Series E Term Preferred Stock, which was issued on October 7, 2019 and October 22, 2019 and (iii) the issuance of $32,500,000 aggregate amount of Series F Term Preferred Stock on February 25, 2020. Also excluded are amounts borrowed under the Facility, amounts borrowed under the 2035 Notes and the assumed issuance of $[__] aggregate amount of Series G Term Preferred Stock in this offering.

(c)Our Series A Term Preferred Stock, Series B Term Preferred Stock, Series C Term Preferred Stock and Series D Term Preferred Stock each rank pari passu, or equally, in right of payment and all other shares of preferred stock that we may issue in the future, and rank senior in right of payment to all of our common stock. As such, the asset coverage per preferred share is the same across each series of preferred stock.

(d)Represents the average daily closing market price per share of each respective series of Term Preferred Stock for the respective periods listed on NYSE from June 30, 2018 to June 30, 2019.

Term Preferred Stock as of June 30, 2018(a)
Term Preferred Stock	Aggregate Amount Outstanding	Asset Coverage per Preferred Share	Involuntary Liquidating Price per Preferred share	Average market value per unit(b)
Series A Term Preferred Stock Due 2025	$34,000,000	$269	$25.00	$24.22

(a)For financial reporting purposes, preferred shares are considered to be debt. The Asset Coverage amounts per $25 of Preferred shares (the dollar amount per share) reflects the amount of Fund total assets (less all liabilities not represented by borrowings and preferred shares) per $25 Preferred Share of the combined amount of borrowings and outstanding preferred shares and the Asset Coverage amounts per financial reporting purposes.

(b)The average market value is the settlement price as of June 29, 2018. There were no settled preferred shares outstanding prior to June 29, 2018.

INVESTMENT OBJECTIVE AND STRATEGY
We were organized as a Maryland corporation in July 2012 to invest primarily in Target Securities, with an emphasis on current income, and commenced operations on January 6, 2014 after satisfying our minimum offering requirement of selling $2.5 million of shares of our common stock. We may invest in Senior Secured Loans directly or in any security issued by a CLO but have invested primarily in the equity and junior debt tranches of CLOs. We are an externally managed, non-diversified, closed-end management investment company that has elected to be treated for federal income tax purposes, and intends to qualify annually thereafter, as a RIC under the Code.
We are managed by Priority Senior Secured Income Management, LLC, a registered investment adviser under the Advisers Act, which oversees the management of our activities and is responsible for making investment decisions for our portfolio.
Investment Strategy
Our investment objective is to generate current income and, as a secondary objective, long-term capital appreciation. We seek to achieve our investment objective by investing, under normal circumstances, at least 80% of our total assets, or net assets plus borrowings, in Senior Secured Loans, with an emphasis on current income. Our investments may take the form of the purchase of Senior Secured Loans (either in the primary or secondary markets) or through investments in entities that in turn own a pool of Senior Secured Loans. This investment objective may be changed by our Board of Directors if we provide our stockholders with at least 60 days prior notice. We may invest in Senior Secured Loans directly or in any security issued by a CLO to implement our investment objective but have invested primarily in the equity and junior debt tranches of CLOs. Structurally, CLOs are entities that are formed to manage a portfolio of Senior Secured Loans. The Senior Secured Loans within a CLO are limited to Senior Secured Loans which meet specified credit and diversity criteria and are subject to concentration limitations in order to create an investment portfolio that is diverse by Senior Secured Loan, borrower, and industry, with limitations on non-U.S. borrowers. The typical underlying borrowers for Senior Secured Loans are U.S.-based privately-held and publicly-held companies across a wide range of industries and sectors.
The CLOs in which we invest typically will be special purpose vehicles and will be predominantly collateralized against pools of Senior Secured Loans. The collateral typically will be BB or B rated (non-investment grade or “junk”) and in limited circumstances, unrated, Senior Secured Loans originated in the U.S., with a first lien on the borrower’s assets. We invest in new issue transactions in the primary market and transactions in the secondary market.
We will identify potential investments using our Adviser’s market knowledge, experience and industry relationships. Our Adviser’s relationships with CLO collateral managers, underwriters and trading desks, will be used to source transactions. In determining when to sell an investment, our Adviser will consider the following factors: the performance of such investment, the expected performance by evaluating the company if such investment is a Senior Secured Loan or evaluating the pool of Senior Secured Loans if such investment is a CLO, current market conditions, our capital needs, and other factors.
We invest so as to obtain exposure across a relatively broad range of underlying borrowers and credit ratings, sectors, CLO collateral managers, and CLO maturity profiles. We also take into consideration any correlation between different underlying securities. In order to comply with diversification requirements applicable to RICs, with respect to half of our investment portfolio, our interest in any one investment will not exceed 5% of the value of our gross assets, and with respect to the other half of our portfolio, our interest in any one investment will not exceed 25% of the value of our gross assets. By virtue of our investments in cashflow CLOs, which will be predominantly collateralized against pools of Senior Secured Loans, we expect to be broadly invested with respect to credit exposure to any one particular industry or borrower although we will have no restrictions on the industry or borrower exposure of the underlying assets and we do not operate as a “diversified” investment company within the meaning of the 1940 Act. We do not invest in any CLOs or investment companies managed by our Adviser or its affiliates. See “Certain U.S. Federal Income Tax Considerations” for our detailed RIC diversification requirements.
About our Adviser
Our Adviser is owned 50% by Prospect Capital Management, an asset management firm and registered investment adviser under the Advisers Act, and 50% by Stratera Holdings, LLC. Our Adviser is registered as an investment adviser with the SEC under the Advisers Act and is led by a team of investment professionals from the investment and operations team of Prospect Capital Management and Prospect Administration. These individuals are responsible for our day-to-day operations on behalf of our Adviser and are responsible for developing, recommending and implementing our investment strategy. Prospect Capital Management also manages Prospect Capital Corporation, a business development company traded on the NASDAQ Global Select Market. See “Risk Factors—Risks Related to Our Adviser and Its Affiliates.” Prospect Capital Corporation had

total assets of approximately $5.4 billion as of December 31, 2019. Our Adviser’s professionals also manage TP Flexible Income Fund, Inc., or “FLEX”, which has elected to be regulated as a business development company under the Investment Company Act of 1940, as amended. FLEX is the result of a merger between Pathway Capital Opportunity Fund, Inc., or “Pathway”, with and into Triton Pacific Investment Corporation, Inc., which became effective on March 31, 2019. Pathway was also managed by an affiliate of Prospect Capital Management prior to the completion of the merger. As of December 31, 2019, FLEX had total assets of approximately $43.8 million.
Our Adviser’s investment professionals have significant experience and an extensive track record of investing in companies, managing high-yielding debt and equity investments, and managing and investing in Senior Secured Loans and CLOs, including the equity and junior debt tranches of CLOs. The team also has extensive knowledge of the managerial, operational and regulatory requirements of publicly registered investment companies. Our Adviser does not currently have employees, but has access to certain investment, finance, accounting, legal and administrative personnel of Prospect Capital Management and Prospect Administration and may retain additional personnel as our activities expand. In particular, certain personnel of Prospect Capital Management will be made available to our Adviser to assist it in managing our portfolio and operations, provided that they are supervised at all times by our Adviser’s management team. See “Investment Objective and Strategy—About Our Adviser.” We believe that the depth of experience and disciplined investment approach of our Adviser’s management team will help our Adviser to successfully execute our investment strategy. See “Management” and “Portfolio Management” for biographical information regarding our Adviser’s professionals.
Our Board of Directors, including a majority of independent directors, oversees and monitors our investment performance and beginning with the second anniversary of the date of the Investment Advisory Agreement annually reviews the compensation we pay to our Adviser to determine that the provisions of the Investment Advisory Agreement are carried out. See “Investment Advisory Agreement.”
Market Opportunity
Overview
CLO market background
CLOs are investment vehicles backed by a diversified pool of Senior Secured Loans. A CLO uses the cash flows from a portfolio of Senior Secured Loans to back the issuance of multiple classes of rated debt securities, which together with the junior capital tranches are used to fund the purchase of the underlying Senior Secured Loans.
A special purpose vehicle (typically formed in the Cayman Islands or another similar jurisdiction) is formed to purchase the Senior Secured Loans and issue rated debt securities and equity tranches and/or unrated debt securities (generally treated as equity interests). The rated debt tranches consist of long-term, non-recourse financing with fixed financing terms, including floating interest rates at a stated spread to LIBOR. Additionally, the underlying Senior Secured Loans in the CLOs are generally not required to be marked-to-market; therefore leverage in the structure should remain the same regardless of market movements, all other things being equal. The capital structure of a typical CLO involves the issue by the special purpose vehicle of multiple tranches of debt securities. The amount of each tranche is determined, among other things, by the credit rating assigned by rating agencies to the securities. These various tranches have different rankings as to entitlement to payment of interest and principal. Each tranche provides credit enhancement to the tranches which rank senior to it, since the holders of the senior tranches are entitled to payment before payments are made to the holders of the junior tranches. In the event of a default and realized loss on any of the Senior Secured Loans underlying a CLO, any shortfall is absorbed first by any additional credit enhancement in the transaction (such as over-collateralization or a cash reserve) and then by the most junior tranches of the securities issued to the extent of the credit enhancement provided by that tranche, and then by the next most senior tranche or tranches until the shortfall has been absorbed in its entirety. See “Risk Factors—Risks Related to Our Investments—Investments in foreign securities may involve significant risks in addition to the risks inherent in U.S. investments” and “—Our financial results may be affected adversely if one or more of our significant equity or junior debt investments in a CLO vehicle defaults on its payment obligations or fails to perform as we expect.”
In a typical CLO, as shown in the chart below, the capital structure would include approximately 90% debt, with the remainder comprising the junior most CLO securities, typically referred to as the CLO’s equity tranche. Interest and principal repayment cashflows derived from the pool of Senior Secured Loans are allocated sequentially first to cover the operational and administrative costs of the CLO, second to the debt service of the highest ranking debt tranche, third to the debt service of the next highest ranking debt tranche and so on until all obligations of the CLO have been met. This sequential cashflow allocation is usually referred to as the “payment waterfall.” The most subordinated tranche of securities is therefore the most sensitive to defaults and realized losses in relation to the underlying assets, and the most senior tranche is the least sensitive to them.

The equity tranche represents the most junior tranche in the CLO capital structure. The equity tranche is typically not rated and is subordinated to the debt tranches. The holders of this tranche are typically entitled to any cash reserves that form part of the structure at the point at which such reserves are permitted to be released. The equity tranche captures available payments at the bottom of the payment waterfall, after operational and administrative costs of the CLO and servicing of the debt securities. Economically, the equity tranche benefits from the difference between the interest received from the Senior Secured Loans and the interest paid to the holders of debt tranches of the CLO structure. Should a default or decrease in expected payments to a particular CLO occur, that deficiency typically first affects the equity tranche in that holders of that position generally will be the first to have their payments decreased by the deficiency.
Debt tranches of CLOs typically are rated and have a stated coupon. Equity tranches of CLOs are typically unrated and do not have a stated coupon. Rather, payments to the equity tranches of CLOs are dependent on the residual cashflows after all interest, fees and expenses on the debt tranches have been paid. The equity tranche of a CLO is the most sensitive to defaults and realized losses as it is the most subordinated tranche in the CLO’s capital structure, whereas CLO debt tranches are not impacted by defaults and realized losses until total losses exceed the value of the equity tranche. CLO payment provisions are detailed in a CLO’s indenture and are referred to as the “priority of payments” or “waterfall.”
Each tranche within a CLO has voting rights on any amendments that would have a material effect on such tranche. Neither the debt tranches nor equity tranche of CLOs have voting rights on the management of the underlying Senior Secured Loan portfolio. The holders of the equity tranches of CLOs typically have the right to approve and/or replace the CLO collateral manager after such CLO manager has triggered a default. The equity tranche of a CLO has the ability to call the debt tranches following a non-call period. Debt tranches of CLOs do not have the right to call the other CLO security tranches.
To the extent that certain interest and asset coverage tests are not met at any time, residual cash flows are generally either diverted to repay principal on the prior ranking debt tranches, or reinvested in additional underlying Senior Secured Loans until such tests are again in compliance. Principal collections received from the Senior Secured Loans are generally reinvested in additional Senior Secured Loans during the reinvestment period, which is typically approximately three to five years. Following the reinvestment period, principal proceeds received are typically used to pay down the debt tranches in order of priority.
Transactions generally do not contain optional call provisions, other than a call at the option of the holders of the equity tranches for the debt tranches to be paid in full after the expiration of an initial period of the life of the special purpose entity (referred to as the “non-call period”). The exercise of the call option is by a specified percentage of the holders of the equity tranches. The equity tranches also generally have a call at any time based on certain tax event triggers. In any event, the call can only be exercised by the holders of equity tranches if they can demonstrate (in accordance with the detailed provisions in the transaction) that the debt tranches will be paid in full if the call is exercised.
Transactions generally contain provisions outlining the rights of noteholders following an event of default. Events of default typically include (among others) failure to meet payment requirements on senior notes, and other material defaults under the transaction documents. It is also often an event of default if the par value of the collateral is less than 100% to 102.5% of the aggregate principal amount outstanding of the senior notes representing the controlling class. The controlling class of noteholders will generally be the most senior debt tranche then outstanding.
If an event of default occurs, the transaction can be accelerated at the discretion of the trustee for the noteholders and/or by the applicable majority of the controlling class of noteholders. The transaction may also contain provisions for early redemption at the option of the controlling class of noteholders for certain tax events. The early termination of the transaction in any of these circumstances could expose the holders of CLOs to the risk that the underlying Senior Secured Loans will have to be sold at depressed prices.
An investment in a CLO offers access to a diversified and actively managed portfolio of Senior Secured Loans in a single investment with the potential to provide enhanced returns generated by the difference between the yield on the underlying assets in the portfolio and the cost of funding of the rated debt liabilities.
The most junior tranches of all U.S. CLOs (typically referred to as CLO equity tranches) have delivered approximately 21% annual average cash yields since January 2003,(1) as shown in the chart below, according to Wells Fargo, 98.1% of U.S. CLOs that have been issued since 2000 and redeemed through March, 2015, which is the most recent date that is available for this data, have generated a positive return to equity investors.(2) Despite the historically favorable returns delivered by most junior classes of U.S. CLOs, these investments have generated lower returns during periods of extreme market volatility, particularly as a result of events impacting the U.S. credit markets. See “Risk Factors - Price declines in the markets for Target Securities, especially equity and junior tranches of CLOs and Senior Secured Loans, may adversely affect the fair value of our portfolio, reducing our net asset value through increased net unrealized depreciation.”
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(1)	Source: Citigroup Global Markets Research - January 27, 2020.

(2)	Source: Wells Fargo Structured Products Research, Intex and data provided by CLO Collateral Managers
Cashflow transactions
We may invest in Senior Secured Loans directly or in any security issued by a CLO but have invested primarily in the equity and junior debt tranches of cashflow CLO transactions. The underlying assets of cashflow CLOs are comprised primarily of Senior Secured Loans. Cashflow CLOs differ from market value CLOs in that they do not include mark-to-market covenants. For example, the cashflow CLOs that we target have covenants that are primarily based on the par value of the Senior Secured Loans owned by the CLO, whereas market value CLOs have covenants that are primarily based on the market value of the Senior Secured Loans owned by the CLO. Thus, the performance of a cashflow CLO is less sensitive than the performance of a market value CLO to the market volatility of the Senior Secured Loans owned by the CLO. Cashflow CLOs typically have a stated maturity of 10 to 13 years with an actual average life of approximately 5 to 9 years.
The underlying assets of cashflow transactions may be either actively managed by a CLO collateral manager, or structured as static pools where few if any changes can be made to the initial asset selection. We invest primarily in actively-managed transactions where the portfolio will be managed according to typically stringent investment guidelines set out at the inception of the transaction. These guidelines likely will include specific requirements determined by the rating agencies (Moody’s, Standard & Poor’s, and/or Fitch), such as a broadly invested portfolio and weighted average rating requirements on the Senior Secured Loans in the portfolio.

Broad investment variety is a key feature of the portfolios of the CLOs in which we invest, and is aimed at minimizing the effect of potential credit deterioration. Typical guidelines require broad investment variety by issuer and industry. Individual CLO portfolios will generally consist of a large number of issuers in various industries.
Returns to investors in CLOs are dependent on a number of factors. One of the principal drivers is the number and timing of defaults in the portfolio, as well as recovery rates on any defaulted Senior Secured Loans. Other factors which contribute to return performance are correlation among assets, portfolio purchase price, repayment rate, reinvestment rate, trading gains/losses, test levels, frequency of payment on assets and liabilities, and allocation of cashflows.
Outlook
The U.S. Senior Secured Loan market
We believe that while the U.S. Senior Secured Loan market is relatively large, with Standard & Poor’s estimating the total par value outstanding at approximately $1.20 trillion as of December 31, 2019,(3) this market remains largely inaccessible to a significant portion of investors that are not lenders or approved institutions. CLOs permit wider exposure to Senior Secured Loans, but this market is almost exclusively private and predominantly institutional. We may choose not to invest in Senior Secured Loans directly because our principle investment strategy is to invest in the equity and junior debt tranches of CLOs.
The Senior Secured Loan market is characterized by various factors, including:

•
Seniority.  A Senior Secured Loan typically has a first lien, or sometimes second lien, on the borrower’s assets and ranks senior in a borrower’s capital structure to other forms of debt or equity. As such, that loan maintains the senior-most claim on the company’s assets and cash flow, and we believe should, all other things being equal, offer the prospect of a more stable and lower-risk investment relative to other debt and equity tranches.

•
Consistent long-term performance.  Senior Secured Loans have provided, as shown in the chart below, positive cash yields in all years since 1997 and only two years (2008 and 2015) of negative returns including mark-to-market volatility. Senior Secured Loans provided a 2-year return of 7.5% in 2008 and 2009 despite the market downturn.(4)

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(3)     Source: S&P Capital IQ - Leveraged Lending Review 4Q19.
(4)     Source: S&P Capital IQ - Leveraged Loan Index Returns Summary.

Despite the historically favorable returns delivered by most junior classes of U.S. CLOs, these investments have generated lower returns during periods of extreme market volatility, particularly as a result of events impacting the U.S. credit markets. See “Risk Factors - Price declines in the markets for Target Securities, especially equity and junior tranches of CLOs and senior secured loans, may adversely affect the fair value of Priority’s portfolio, reducing Priority’s net asset value through increased net unrealized depreciation.”

S&P/LSTA INDEX: TOTAL RETURNS (%)
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Source: S&P Capital IQ - LLI Returns Summary.

•
Floating rate instruments.  A Senior Secured Loan typically contains a floating interest rate versus a fixed interest rate, which we believe provides some measure of protection against the risk of increases in interest rates and inflation. Also, the debt tranches of a CLO have floating interest rates as well, which provides a partial matching of changes in the interest rates on the CLO’s assets and liabilities.

•
Low default-rate environment.  The default rate on all Senior Secured Loans included in the S&P/LSTA Leveraged Loan Index was 1.39% for the twelve month period ending December 31, 2019 and has averaged 2.19% from January 1, 2003 through December 31, 2019.(5)

•
Positive Outlook for U.S. corporations.  We believe that U.S. companies are in a healthy position. Cash flow coverage continues to be strong: the average ratio of EBITDA to cash interest among borrowers listed in the S&P LSTA Leveraged Loan Index remains strong at 4.57x as of September 30, 2019.(6)

In the current environment, we believe the above attributes are particularly desirable.
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(5)    Source: S&P Capital IQ – Leveraged Lending Review 4Q19.
(6)    Source: S&P Capital IQ – Leveraged Loan Index Current Credit Stats.
Deal Sourcing
Deals will typically be sourced through our Adviser’s direct contact and access to major U.S.-based CLO collateral managers and extensive relationships and contacts with U.S. Senior Secured Loan and CLO originating and trading operations at banks and other financial institutions.
Analysis of Collateral
In addition to the in-depth due diligence that we believe the CLO collateral manager will typically conduct on the Senior Secured Loans in a CLO portfolio, our Adviser also will typically perform in-depth due diligence on the individual Senior Secured Loans in the CLO portfolio. Our Adviser’s evaluation process for corporate credit portfolios typically focuses on identifying high-risk issuers, evaluating the key events which could lead to their default, and understanding the timing of these events and the expected severity of loss should these events take place.
We caution investors that the past performance described above is not indicative of future returns and the results do not include fees, expenses or taxes that a stockholder may incur. The results described above may not be representative of our portfolio.
In this process of evaluation, input generally will be obtained from our Adviser’s professionals. In addition, our Adviser has access to its experienced credit team for information with which to screen issuers according to qualitative and quantitative criteria. Credit statistics are typically reviewed for each corporate issuer in our portfolio. This review usually will be used in the investment modeling process and stress case analysis, which our Adviser believes will produce a thorough assessment of underlying potential default and recovery characteristics of Target Securities.
Analysis of CLO Collateral Manager
Assessment of the CLO collateral manager’s expertise in the underlying asset class and track record generally is a key component in the investment evaluation process. Typical criteria that will be used to evaluate prospective CLO collateral managers include:

•	experience and track record in managing CLOs and Senior Secured Loans;

•	historic performance of such CLO collateral manager’s CLOs with increased focus on performance during the dislocation experienced by credit markets in 2008 and 2009;

•	investment processes and systems;

•	investment style and consistency in portfolio construction;

•	senior management and key team members;

•	access to Senior Secured Loans; and

•	reporting and transparency.
In addition to reviewing offering materials and reporting documentation, our Adviser’s professionals conduct interviews with the senior management and portfolio managers of prospective investee CLO collateral managers and obtain references from other investors in prior vehicles, credit analysts and risk management professionals of prospective managers as part of the investment due diligence process.
CLO Structural Analysis
We utilize both proprietary and third party financial models to assess credit and structural risks of each prospective CLO investment and to determine expected returns. Typically these models incorporate many of the following structural variables and assumptions in respect of each transaction:

•	probability and/or timing of underlying asset default;

•	recovery rates and timing of recovery on defaulted assets;

•	cash receipts and prepayments;

•	reinvestment terms for new Senior Secured Loans;

•	term of the transaction;

•	capital structure;

•	funding cost;

•	fees and expenses; and

•	cash flow “waterfalls”, including application of excess yield and cash flow diversion triggers.
Utilizing our default and recovery assumptions generated for portfolios of underlying Senior Secured Loans, a risk analysis generally will be performed to determine the probability of achieving various return levels for each investment. Transactions which demonstrate stable return profiles with high breakeven probabilities typically will be targeted and transactions with significant tail risk (i.e., probability of achieving below targeted returns) typically will be avoided.
Our Adviser also utilizes in-house legal professionals and/or external legal counsel to review CLO legal documents as part of the investment process.
The structural analysis generally will also be used to identify and manage risk concentrations in the aggregate investment portfolio (i.e., asset, asset class, sector, rating and manager) and to ensure ongoing compliance with our investment strategy.
Management of Investments
Investment decisions by our Adviser will generally be based on a rigorous credit and structural review and relative value analysis performed by its team, and potential investments will generally be analyzed on the merits of the individual transaction in terms of absolute return targets and relative value versus comparable opportunities.
Our Adviser’s team generally will prepare an investment memorandum that documents an investment hypothesis and supporting information. Supporting information often includes, among other items, due diligence performed on the underlying portfolio, identification of credits to be included in the transaction, the CLO structural analysis set out above, due diligence performed on the CLO collateral manager, a review and analysis of the offering documentation, and modeling of “downside” and “stress” scenarios.
Our Adviser’s sale and purchase decisions are reviewed and approved by multiple professionals. Our Adviser’s professionals typically use a consensus approach to decision making, wherein each purchase or sale of an investment must be approved by a majority of such professionals. If a majority consensus is not reached, an investment sale or purchase typically will not be made. Our Adviser’s professionals confer as often as is necessary to discuss potential new investments and existing positions whenever action is required. As part of its investment decisions, our Adviser’s professionals may also take into consideration an analysis of a potential investment’s impact on our portfolio’s structure. See “Portfolio Management” for additional information on our Adviser’s professionals.
In relation to Target Securities in which we invest, our Adviser’s professionals conduct rigorous ongoing analysis on the Senior Secured Loans, the CLO structure and the CLO collateral manager which generally will include monthly reporting providing an overview of:

•	Senior Secured Loan lists;

•	current period buy/sell activity;

•	portfolio metrics (including yield, price, weighted average rating factors and any rating movements);

•	concentration limits;

•	covenant compliance; and

•	cash flows.
Further, our Adviser holds formal reviews with CLO collateral managers to whom we are exposed on a periodic basis.
Risk management is an ongoing process that may include regular benchmarking of investment performance against the initial investment hypothesis and the maintenance and monitoring of a “risk rating list” by our Adviser on a monthly basis derived from general market information including security prices, press releases, news and statements and ongoing due diligence to assist our Adviser in forecasting the occurrence of specific credit events and modeling outcomes.
Cash Uses and Cash Management Activities
In accordance with our investment strategy, our principal use of cash (including the net offering proceeds) will be to fund investments sourced by our Adviser, as well as expenses related to this offering and our offering of common stock, ongoing operational expenses, payment of dividends to our preferred stockholders and dividends and other distributions to common stockholders in accordance with our distribution policy and repurchases of shares of our common stock pursuant to our share repurchase program.
Potential Competitive Strengths
We believe that we offer our investors the following potential competitive strengths:
Established platform with seasoned investment professionals. We will benefit from the wider resources of our Adviser through the personnel it utilizes from Prospect Capital Management, which is focused on sourcing, structuring, executing, monitoring and exiting a broad range of investments. We believe these personnel possess market knowledge, experience and industry relationships that enable them to identify potentially attractive investment opportunities in Target Securities.
Long-term investment horizon. Unlike private equity and venture capital funds, we will not be subject to standard periodic capital return requirements. Such requirements typically stipulate that capital invested in these funds, together with any capital gains on such investment, can be invested only once and must be returned to investors after a pre-determined time period. We believe our ability to make investments with a longer-term view and without the capital return requirements of traditional private investment vehicles will provide us with greater flexibility to seek investments that can generate attractive returns on invested capital.
Efficient Tax Structure. As a regulated investment company, or “RIC,” we generally will not be required to pay federal income taxes on any ordinary income or capital gains that we timely distribute to our stockholders as dividends. Because we are not required to pay federal income taxes on our income or capital gains that we timely distribute to our stockholders, we expect to be able to offer investment terms to potential issuers that are comparable to those offered by our corporate-taxpaying competitors, and achieve after-tax net investment returns that are often greater than their after-tax net investment returns. Furthermore, tax-exempt investors in our securities who do not finance their acquisition of our securities with indebtedness should not be required to recognize unrelated business taxable income, or “UBTI.” Although, as a RIC, we will not be subject to federal income taxes on dividends we receive from taxable entities and that we timely distribute to our stockholders, any taxable entities we own generally will be subject to federal and state income taxes on their income. As a result, the net return to us on such investments that are held by such subsidiaries will be reduced to the extent that the subsidiaries are subject to income taxes.
Disciplined, income-oriented investment philosophy. Our Adviser employs a conservative investment approach focused on current income and long-term investment performance. This investment approach involves a multi-stage selection process for each investment opportunity, as well as ongoing monitoring of each investment made, with particular emphasis on early detection of deteriorating credit conditions at issuers of Target Securities which could result in adverse portfolio developments. This strategy is designed to maximize current income and minimize the risk of capital loss while maintaining potential for long-term capital appreciation.
Investment expertise across all levels of the corporate capital structure. We believe the personnel available to our Adviser have broad expertise and experience investing in companies, managing high-yielding debt and equity investments, and managing and investing in Target Securities. We will attempt to capitalize on this expertise in an effort to produce and maintain an investment portfolio that will perform well in a broad range of economic conditions.
Operating and Regulatory Structure

Our investment activities are managed by our Adviser and supervised by our Board of Directors, a majority of whom are independent. Under our Investment Advisory Agreement, we have agreed to pay our Adviser a base management fee based on our average total assets as well as a subordinated incentive fee based on our performance. In addition, we will reimburse our Adviser for routine non-compensation overhead expenses, such as expenses incurred by Prospect Administration or us in connection with administering our business, including expenses incurred by Prospect Administration in performing administrative services for us, and the reimbursement of the compensation of our Chief Financial Officer, Chief Compliance Officer, Treasurer and Secretary and other administrative personnel paid by Prospect Administration, subject to the limitations included in the Administration Agreement, and other expenses. See “Investment Advisory Agreement” for a description of the payments we will make to our Adviser.
Prospect Administration provides us with general ledger accounting, fund accounting, and other administrative services.
We have applied to list the Series G Term Preferred Stock on the NYSE under the ticker symbol “PRIFG.” If the application is approved, trading on the NYSE in the Series G Preferred Stock is expected to begin within 30 days following the issuance date of the Series G Term Preferred Stock. Our shares of common stock are not currently listed on an exchange, and we do not expect a public market to develop for them in the foreseeable future, if ever.
We have elected to be treated for federal income tax purposes, and intend to qualify annually thereafter, as a RIC under Subchapter M of the Code. As a RIC, we generally will not be required to pay corporate-level federal income taxes on any ordinary income or capital gains that we timely distribute to our stockholders as dividends. To continue to qualify as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, to qualify for RIC tax treatment we must timely distribute to our stockholders, for each taxable year, at least 90% of our “investment company taxable income,” which is generally our ordinary income plus the excess of our realized net short-term capital gains over our realized net long-term capital losses.
We will be subject to certain regulatory restrictions in making our investments. We have received the Order from the SEC granting us the ability to negotiate terms other than price and quantity of co-investment transactions with other funds managed by our Adviser or certain affiliates, including Prospect Capital Corporation and FLEX. We may only co-invest with certain entities affiliated with our Adviser in negotiated transactions originated by our Adviser or its affiliates in accordance with such Order and existing regulatory guidance. See “Certain Relationships and Related Party Transactions—Allocation of Investments” in the statement of additional information.
To seek to enhance returns to our common stockholders, we may borrow money from time to time at the discretion of our Adviser within the levels permitted by the 1940 Act (which generally allows us to incur indebtedness so long as our asset coverage ratio is at least 300% with respect to and after incurring such indebtedness or issue preferred stock so long as our asset coverage ratio is at least 200% with respect to and after issuing such preferred stock) when the terms and conditions available are favorable to long-term investing and well-aligned with our investment strategy and portfolio composition.
The use of borrowed funds or the proceeds of preferred stock, such as the Series G Term Preferred Stock, to make investments has its own specific set of benefits and risks, and all of the costs of borrowing funds or issuing preferred stock would be borne by holders of our common stock. See “Risk Factors-Risks Related to Our Capital Structure and Leverage” for a discussion of the risks inherent to employing leverage.
Common Stock Offering
By a separate prospectus, we are currently offering to the public shares of our common stock with differing initial sales loads. Although our shares of common stock are sold with different sales loads, each share of our common stock has identical rights with respect to voting and distributions, and will likewise bear its own pro rata portion of our expenses and have the same net asset value as each other share of our common stock.
Preferred Capital Securities, LLC acts as the dealer manager in connection with the sale of shares of common stock. The dealer manager authorizes one or more other broker-dealers that are members of FINRA to sell our shares of common stock.
While a registered closed-end management investment company may list its common stock for trading in the public markets, we have currently elected not to do so. We believe that a non-traded structure is appropriate for the long-term nature of the assets in which we invest. This structure allows us to operate with a long-term view, similar to that of other types of private investment funds—instead of managing to quarterly market expectations—and to pursue our investment objective without subjecting our investors to the daily share price volatility associated with the public markets because our shares will not be listed on a national securities exchange. To provide our common stockholders with limited liquidity, we intend to, but are not obligated to, conduct quarterly repurchase offers pursuant to our share repurchase program. This will be the only method of liquidity that we offer to our common stockholders prior to a liquidity event. We do not plan to conduct periodic repurchase offers for holders of our Series G Term Preferred Stock in order to provide limited liquidity and we have applied to list our Series G Term Preferred Stock on the NYSE.
We intend to pursue a liquidity event for our common stockholders, such as a public listing of our common stock, following the earlier of the expiration of the common stock offering period and the completion of our offering of common stock, subject to then-current market conditions. We expect that it may take up to three years after the completion of our common stock offering to complete a liquidity event.
We commenced the initial public offering of our shares in 2013. Since that time, we have filed post-effective amendments to our prior registration statements that have allowed us to continue the offering of our shares of common stock. On November 25, 2019, our Board of Directors approved the filing of a new common stock registration statement and a new common stock offering period until the earlier of (i) eighteen months from the effective date of the common stock registration statement or (ii) the date upon which 150,000,000 shares of our common stock have been sold in the course of the offering of our common stock, unless further extended by our Board of Directors. The common stock offering will be complete when we have sold the maximum number of shares of common stock offered thereby, or earlier in the event we determine in our sole discretion to cease offering additional shares of common stock for sale to investors. The completion of a liquidity event is in the sole discretion of our Board of Directors, and depending upon the event, may require stockholder approval, and there can be no assurance that we will complete a liquidity event within our proposed timeframe or at all.
Valuation Procedures
The most significant estimate inherent in the preparation of our financial statements likely will be the valuation of investments and the related amounts of unrealized appreciation and depreciation of investments recorded. There generally is no single method for determining fair value in good faith. As a result, determining fair value usually requires that judgment be applied to the specific facts and circumstances of each investment while employing a consistently applied valuation process for the types of investments we make. We fair value each individual investment on a monthly basis. In addition, in connection with our share repurchase program, our Board of Directors has adopted procedures pursuant to which our portfolio will be valued on or about the date of repurchases.
Our Board of Directors determines the value of our investment portfolio each quarter, after consideration of our audit committee’s recommendation of fair value. For non-quarter end months, we value the portfolio monthly pursuant to policies and procedures approved by our Board of Directors. Our Adviser will compile the relevant information, including a financial summary, covenant compliance review and recent trading activity in the security, if known. All available information, including non-binding indicative bids which may not be considered reliable, typically will be presented to our audit committee to consider in making its recommendation of fair value to our Board of Directors. In some instances, there may be limited trading activity in a security even though the market for the security is considered not active. In such cases our audit committee generally will consider the number of trades, the size and timing of each trade, and other circumstances around such trades, to the extent such information is available, in making its recommendation of fair value to our Board of Directors. We may elect to engage third-party valuation firms to provide assistance to our audit committee and Board of Directors in valuing certain of our investments. Our audit committee expects to evaluate the impact of such additional information, and factor it into its consideration of fair value. See “Determination of Net Asset Value” for a discussion of how net asset value is determined.
Competition
We compete for investments with other investment funds (including other equity and debt funds, mezzanine funds and business development companies), as well as traditional financial services companies such as commercial banks, investment banks, finance companies, insurance companies and other sources of funding. Additionally, because we believe competition for investment opportunities generally has increased among alternative investment vehicles, such as hedge funds, those entities have begun to invest in areas they have not traditionally invested in, including CLOs. As a result of these new entrants, competition for investment opportunities in CLOs may intensify. Many of these entities may have greater financial and managerial resources than we do. We believe we will be able to compete with these entities primarily on the basis of the experience and contacts of our Adviser, and our responsive and efficient investment analysis and decision-making processes.
Operations
Our day-to-day investment operations are managed by our Adviser. Our Adviser does not currently have employees, but has access to certain investment, finance, accounting, legal, and administrative personnel of Prospect Capital Management and Prospect Administration. In particular, certain personnel of Prospect Capital Management will be made available to our Adviser to assist it in managing our portfolio and operations, provided that they are supervised at all times by our Adviser. In addition, we reimburse Prospect Administration for an allocable portion of expenses incurred by it in performing its obligations under our Administration Agreement, including a portion of the rent and the compensation of our chief financial officer, chief compliance officer, treasurer and secretary and other administrative support personnel.
Prospect Capital Management has engaged Preferred Shareholder Services, LLC, an affiliate of the dealer manager, to provide certain non-offering issuer support services pursuant to a services agreement. Prospect Capital Management is responsible for any payments due under such agreement.
Facilities
We do not own any real estate or other physical properties materially important to our operation. Our corporate headquarters are located at 10 East 40th Street, 42nd Floor, New York, NY 10016, where we occupy office space pursuant to an Administration Agreement with Prospect Administration.
Legal Proceedings
Neither we nor our Adviser are currently subject to any material legal proceedings, nor, to our knowledge, is any material legal proceeding threatened against us or against our Adviser.
From time to time, our Adviser, its affiliates or its professionals may be party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of our rights with respect to our investments. While the outcome of such legal proceedings cannot be predicted with certainty, we do not expect that any such proceedings will have a material effect upon our financial condition or results of operations.

DETERMINATION OF NET ASSET VALUE
We determine the net asset value per share of our common stock by dividing the value of our investments, cash and other assets (including interest accrued but not collected) less all our liabilities (including accrued expenses, borrowings and interest payables) by the total number of shares of our common stock outstanding on a monthly basis. The most significant estimate inherent in the preparation of our financial statements likely will be the valuation of investments and the related amounts of unrealized appreciation and depreciation of investments recorded. There generally is no single method for determining fair value in good faith. As a result, determining fair value usually requires that judgment be applied to the specific facts and circumstances of each investment while employing a consistently applied valuation process for the types of investments we make. We are required to specifically fair value each individual investment on a monthly basis. In addition, in connection with our share repurchase program, our Board of Directors has adopted procedures pursuant to which our portfolio will be valued on or about the date of repurchases.
Our Board of Directors determines the value of our investment portfolio each month, after consideration of our audit committee’s recommendation of fair value. For non-quarter end months, we value the portfolio monthly pursuant to policies and procedures approved by our Board of Directors. Our Adviser will compile and review relevant information, including the operating metrics of Target Securities that are CLO securities, including compliance with collateralization tests, defaulted and restructured Senior Secured Loans that comprise a CLO’s portfolio, payment defaults, if any, recent trading activity in the security, if known, and the most recent trustee reports and note valuation reports. The values of Target Securities that are CLO securities are primarily determined using a third-party cash flow modeling tool.
We may also invest directly in Senior Secured Loans (either in the primary or secondary markets). In valuing such investments, our Adviser will prepare an analysis of each Senior Secured Loan, including a financial summary, covenant compliance review, recent trading activity in the security, if known, and other business developments related to the issuer of such Senior Secured Loan.
We seek to derive a value at which market participants could transact in an orderly market and also seek to benchmark the model inputs and resulting outputs to observable market data, when available and appropriate. Available information, including non-binding indicative bids which may not be considered reliable, typically will be presented to our audit committee to consider in making its recommendation of fair value to our Board of Directors. Our Board of Directors has elected to engage third-party valuation firms to provide assistance to our audit committee and Board of Directors in valuing our investments. Our audit committee expects to evaluate the impact of such additional information, and factor it into its consideration of fair value.

MANAGEMENT
Pursuant to our charter and bylaws, our business and affairs are managed under the direction of our Board of Directors. The responsibilities of our Board of Directors include, among others, the oversight of our investment activities, the monthly valuation of our assets, oversight of our financing arrangements and corporate governance activities. Our Board of Directors currently has an audit committee and a nominating and corporate governance committee and may establish additional committees from time to time as necessary. Each director will serve until the expiration of such director’s term and until his or her successor is duly elected. Although the number of directors may be increased or decreased, a decrease will not have the effect of shortening the term of any incumbent director. Any director may resign at any time and may be removed only for cause by the stockholders upon the affirmative vote of at least two-thirds of all the votes entitled to be cast generally in the election of directors.
Any vacancy on our Board of Directors for any cause other than an increase in the number of directors may be filled by a majority of the remaining directors, even if such majority is less than a quorum. Any vacancy on our Board of Directors created by an increase in the number of directors may be filled by a majority vote of the entire Board of Directors.
Board of Directors and Executive Officers
Our Board of Directors consists of five members, three of whom are not “interested persons” of us or our Adviser as defined in Section 2(a)(19) of the 1940 Act. We refer to these individuals as our independent directors. Members of our Board of Directors have been divided into three staggered classes, with directors in each class elected to hold office for a term expiring at the annual meeting of our stockholders held in the third year following their election and until their successors are duly elected and qualify. The terms of the Class I directors, Class II directors and Class III directors will expire at the annual meeting of our stockholders held in 2022, 2020 and 2021, respectively, and in each case, those directors will serve until their successors are elected and qualify. Upon expiration of their current terms, directors of each class will be elected to serve for terms expiring at the annual meeting of our stockholders held in the third year following their election and until their successors are duly elected and qualify and each year one class of directors will be elected by the stockholders. We are prohibited from making loans or extending credit, directly or indirectly, to our directors or executive officers under section 402 of the Sarbanes-Oxley Act.
Directors
Information regarding our Board of Directors is set forth below. We have divided the directors into two groups—interested directors and independent directors. The address for each director is c/o Priority Income Fund, Inc., 10 East 40th Street, 42nd Floor, New York, New York 10016.
Interested Directors
The following directors are “interested persons” as defined in the 1940 Act.

Name and Age	Position(s) Held with Company	Term at Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director(1)	Directorships Held by Director During Past 5 Years
Robert F. Muller Jr., (2) 57	Director	Class II Director since December 2017; Term expires 2020	Chief Executive Officer of brokerage firm Provasi Capital Partners LP and other senior executive positions at Stratera Holdings, LLC, a national sponsor of alternative investment products.	1	TP Flexible Income Fund, Inc. (formerly Pathway Capital Opportunity Fund, Inc.)
M. Grier Eliasek, 46	Director, Chairman of the Board, Chief Executive Officer and President	Class III Director since July 2012; Term expires 2021	President and Chief Operating Officer of our Adviser, President and Chief Operating Officer of Prospect Capital Corporation, Managing Director of Prospect Capital Management and Prospect Administration, and Chief Executive Officer and President of TP Flexible Income Fund, Inc. (formerly Pathway Capital Opportunity Fund, Inc.)	3	Prospect Capital Corporation and TP Flexible Income Fund, Inc. (formerly Pathway Capital Opportunity Fund, Inc.)

Independent Directors
The following directors are not “interested persons” as defined in the 1940 Act.

Name and Age	Position(s) Held with Company	Term at Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director During Past 5 Years
William J. Gremp, 77	Director	Class II Director since October 2012; Term expires 2020	Mr. Gremp has been responsible for traditional banking services, credit and lending, private equity and corporate cash management with Merrill Lynch & Co. from 1999 - present.	3	Prospect Capital Corporation and TP Flexible Income Fund, Inc. (formerly Pathway Capital Opportunity Fund, Inc.)
Andrew C. Cooper,(2) 58	Director	Class III Director since October 2012; Term expires 2021	Mr. Cooper is an entrepreneur, who over the last 15 years has founded, built, run and sold three companies. He is Co-Chief Executive Officer of Unison Energy, LLC, a company that develops, owns and operates distributed combined heat and power co-generation solutions.	3	Prospect Capital Corporation and TP Flexible Income Fund, Inc. (formerly Pathway Capital Opportunity Fund, Inc.)
Eugene S. Stark, 62	Director	Class I Director since October 2012; Term expires 2022	Principal Financial Officer, Chief Compliance Officer and Vice President—Administration of General American Investors Company, Inc., a registered closed-end fund, from May 2005 to present.	3	Prospect Capital Corporation and TP Flexible Income Fund, Inc. (formerly Pathway Capital Opportunity Fund, Inc.)

(1)The Fund Complex consists of the Company, Prospect Capital Corporation and TP Flexible Income Fund, Inc. (formerly Pathway Capital Opportunity Fund, Inc.).
(2)Designated as a Preferred Director.
Director Qualifications
Our Board of Directors believes that, collectively, the directors have balanced and diverse experience, qualifications, attributes and skills, which allow our Board of Directors to operate effectively in governing the Company and protecting the interests of its stockholders. Below is a description of the various experiences, qualifications, attributes and/or skills with respect to each director considered by our Board of Directors.
M. Grier Eliasek
Mr. Eliasek has been the Chairman of our Board of Directors and our Chief Executive Officer and President since inception. Mr. Eliasek also currently serves as President and Chief Operating Officer of our Adviser, as a Managing Director of our Administrator, as President, Co-Founder and Chief Operating Officer of Prospect Capital Corporation, as President and Chief Operating Officer of Prospect Flexible Income Management, LLC and Chairman of the Board of Directors, Chief Executive Officer and President of TP Flexible Income Fund, Inc. (formerly Pathway Capital Opportunity Fund, Inc.). He also serves on the Board of Directors for Prospect Capital Corporation and leads each of Prospect Capital Management’s investment committees in the origination, selection, monitoring and portfolio management of investments. Prior to joining Prospect Capital Management in 2004, Mr. Eliasek served as a Managing Director with Prospect Street Ventures, an investment management firm which, together with its predecessors, invested in various investment strategies through publicly traded closed-end funds and private limited partnerships. Prior to joining Prospect Street Ventures, Mr. Eliasek served as a consultant with Bain & Company, a global strategy consulting firm. Mr. Eliasek received his MBA from Harvard Business School and his Bachelor of Science degree in Chemical Engineering with Highest Distinction from the University of Virginia, where he was a Jefferson Scholar and a Rodman Scholar.
Mr. Eliasek brings to our Board of Directors business leadership and experience and knowledge of Target Securities, other debt, private equity and venture capital investments and, as well, a knowledge of diverse management practices. His depth of experience in managerial positions in investment management, securities research and financial services, as well as his extensive knowledge of our business and operations, provides our Board of Directors valuable industry-specific knowledge and expertise on these and other matters. Mr. Eliasek’s service as Chairman of the Board of Directors, Chief Executive Officer and President of the Company, as Chief Operating Officer and President of our Adviser and as a Managing Director of Prospect Capital Management and Prospect Administration provide him with a specific understanding of the Company, its operation, and the business and regulatory issues facing the Company.
Robert F. Muller Jr.
Mr. Muller has served as the chief executive officer of Provasi Capital Partners LP, an affiliate of our Adviser, since September 2011. Mr. Muller also holds similar senior executive positions at Stratera Holdings, LLC. Additionally, until September 2017, Mr. Muller served on the board of trustees of the Investment Program Association, the trade association of the direct investment industry. Mr. Muller also serves on the Advisory Council for the Herb Kelleher Center for Entrepreneurship, Growth and Renewal at the McCombs School of Business at the University of Texas at Austin. Prior to joining Provasi Capital Partners, from August 2010 through September 2011 Mr. Muller was a managing director and partner at Kiski Group, LLC, where he was responsible for sourcing capital for institutional investment managers in the alternative investment space. From July 2003 through August 2010, Mr. Muller was employed by Hines Real Estate Investments, Inc. During his tenure at Hines, he was president of Hines Real Estate Securities and also served as a member of the board. Mr. Muller was also a vice president of Hines Advisors LP, which manages the Hines REIT and Hines Global REIT.  Prior to joining Hines, from August 2001 through July 2003 Mr. Muller was the national director of sales for Morgan Stanley’s Investment Management Group in New York. Prior to that role, from September 1991 to August 2001 Mr. Muller was the executive director of Van Kampen Investments, a subsidiary of Morgan Stanley, in Chicago. He began his career working as a corporate controller and financial advisor.  Mr. Muller is a graduate of the University of Texas at Austin, where he earned a Bachelor of Business Administration degree in Accounting. He also holds FINRA Series 7, 24 and 63 securities licenses.
Andrew C. Cooper
Mr. Cooper’s over 30 years of experience in venture capital management, venture capital investing and investment banking provides our Board of Directors with a wealth of leadership, business investing and financial experience. Mr. Cooper’s experience as the co-founder, Co-CEO, and director of Unison Energy, a co-generation company that engineers, installs, owns, and operates cogeneration facilities as well as the former co-CEO of Unison Site Management LLC, a leading cellular site owner with over 4,000 cell sites under management, and as co-founder, former CFO and VP of business development for Avesta Technologies, an enterprise, information and technology management software company bought by Visual Networks in 2000, provides the Board with the benefit of leadership and experience in finance and business management. Further, Mr. Cooper’s time as a director of CSG Systems, Protection One Alarm, LionBridge Technologies Weblink Wireless, Aquatic Energy and the Madison Square Boys and Girls Club of New York provides the Board with a wealth of experience and an in-depth understanding of management practices. Mr. Cooper’s knowledge of financial and accounting matters qualifies him to serve on the Company’s Audit Committee and his independence from the Company, the Adviser and Prospect Administration enhances his service as a member of the Nominating and Corporate Governance Committee.
William J. Gremp
Mr. Gremp brings to our Board of Directors a broad and diverse knowledge of business and finance as a result of his career as an investment banker, spanning over 40 years working in corporate finance and originating and executing transactions and advisory assignments for energy and utility related clients. Since 1999, Mr. Gremp has been responsible for traditional banking services, credit and lending, private equity and corporate cash management with Merrill Lynch & Co. From 1996 to 1999, he served at Wachovia as senior vice president, managing director and co-founder of the utilities and energy investment banking group, responsible for origination, structuring, negotiation and successful completion of transactions utilizing investment banking, capital markets and traditional commercial banking products. From 1989 to 1996, Mr. Gremp was the managing director of global power and project finance at JPMorgan Chase & Co., and from 1970 to 1989, Mr. Gremp was with Merrill Lynch & Co., starting out as an associate in the mergers and acquisitions department, then in 1986 becoming the senior vice president, managing director and head of the regulated industries group. Mr. Gremp’s knowledge of financial and accounting matters qualifies him to serve on the Company’s Audit Committee and his independence from the Company, the Adviser and Prospect Administration enhances his service as a member of the Nominating and Corporate Governance Committee.
Eugene S. Stark
Mr. Stark brings to our Board of Directors over 20 years of experience in directing the financial and administrative functions of investment management organizations. Our Board of Directors benefits from his broad experience in financial management; SEC reporting and compliance; strategic and financial planning; expense, capital and risk management; fund administration; due diligence; acquisition analysis; and integration activities. Since May 2005, Mr. Stark’s position as the Principal Financial Officer, Chief Compliance Officer and Vice President of Administration at General American Investors Company, Inc., where he is responsible for operations, compliance, and financial functions, allows him to provide our Board of Directors with added insight into the management practices of other financial companies. From January to April of 2005, Mr. Stark was the Chief Financial Officer of Prospect Capital Corporation, prior to which he worked at Prudential Financial, Inc. between 1987 and 2004. His many positions within Prudential include 10 years as Vice President and Fund Treasurer of Prudential Mutual Funds, four years as Senior Vice President of Finance of Prudential Investments, and two years as Senior Vice President of Finance of Prudential Annuities. Mr. Stark is also a Certified Public Accountant (inactive status). Mr. Stark’s knowledge of financial and accounting matters qualifies him to serve on the Company’s Audit Committee and his independence from the Company, the Adviser and Prospect Administration enhances his service as a member of the Nominating and Corporate Governance Committee.

Information about Executive Officers Who are Not Directors

Name, Address and Age	Position(s) Held with Company	Term at Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Kristin Van Dask, 40	Chief Financial Officer, Chief Compliance Officer, Treasurer and Secretary	Chief Financial Officer, Chief Compliance Officer, Treasurer and Secretary since April 2018
Ms. Van Dask has been the Chief Financial Officer, Chief Compliance Officer, Treasurer and Secretary of the Company since April 2018. Ms. Van Dask previously served as controller at Prospect Administration LLC. Ms. Van Dask is also the Chief Financial Officer, Chief Compliance Officer, Treasurer and Secretary of our Adviser, Prospect Flexible Income Management, LLC, TP Flexible Income Fund, Inc. (formerly Pathway Capital Opportunity Fund, Inc.)
 and Prospect Capital Corporation.

Ms. Van Dask has over 17 years of experience in finance, accounting, and financial reporting, including with business development company, closed-end fund, securitization, corporate, private partnership, and other structures. Prior to joining the accounting department of Prospect Administration LLC, Ms. Van Dask served in the Structured Finance Division of GSC Group LLC, a registered investment adviser specializing in credit-based alternative investment strategies. Ms. Van Dask was an Accounting Manager responsible for the accounting and financial reporting of private equity and hedge funds invested in a diverse series of leveraged structured credit instruments. From 2002 to 2007, Ms. Van Dask held various positions within the Assurance practice of Ernst & Young LLP, working on a variety of privately held and publicly traded clients, private equity funds, management companies, and investment advisory partnerships. She was responsible for the supervision of financial statement audits for funds with portfolios ranging up to $10 billion and a publicly traded company with manufacturing revenues of over $8 billion. In 2001, Ms. Van Dask began her public accounting career at Arthur Andersen LLP. Ms. Van Dask holds a BS magna cum laude from Towson University and is a Certified Public Accountant in the state of New York.
The address for our executive officers is c/o Priority Income Fund, Inc., 10 East 40th Street, 42nd Floor, New York, New York 10016.
Director Independence
Our Board of Directors annually determines each director’s independence. We do not consider a director independent unless our Board of Directors has determined that he or she has no material relationship with us. We monitor the relationships of our directors and officers through a questionnaire each director completes no less frequently than annually and updates periodically as information provided in the most recent questionnaire changes.
In order to evaluate the materiality of any such relationship, our Board of Directors uses the definition of director independence set forth in the rules promulgated by the NASDAQ Stock Market. Rule 5605(a)(2) provides that a director shall be considered to be independent if he or she is not an “interested person” of us, as defined in Section 2(a)(19) of the 1940 Act.
Our Board of Directors has determined that each of the directors is independent and has no relationship with us, except as a director and stockholder, with the exception of Mr. Eliasek, as a result of his position as President and Chief Executive Officer of us and President and Chief Operating Officer of our Adviser, and his executive positions at certain affiliates of our Adviser, and Mr. Muller, as a result of his executive positions at certain affiliates of our Adviser.
Board Leadership Structure
Our Board of Directors monitors and performs an oversight role with respect to our business and affairs, including with respect to investment practices and performance, compliance with regulatory requirements and our services and expenses and performance of our service providers. Among other things, our Board of Directors approves the appointment of our investment adviser and executive officers, reviews and monitors the services and activities performed by our investment adviser and executive officers and approves the engagement, and reviews the performance of, our independent registered public accounting firm.
Under our bylaws, our Board of Directors may designate a Chairman to preside over the meetings of our Board of Directors and to perform such other duties as may be assigned to him by our Board of Directors. We do not have a fixed policy as to whether the Chairman of our Board of Directors should be an independent director and believe that we should maintain the flexibility to select the Chairman and reorganize the leadership structure, from time to time, based on the criteria that is in the best interests of us and our stockholders at such times.
Presently, Mr. Eliasek serves as the Chairman of our Board of Directors. Mr. Eliasek is an “interested person” of us as described above. We believe that Mr. Eliasek’s history with us, familiarity with our investment platform, and extensive knowledge of the financial services industry, and the investment valuation process, in particular, qualify him to serve as the Chairman of our Board of Directors. We believe that we are best served through this existing leadership structure, as Mr. Eliasek’s relationship with our Adviser provides an effective bridge and encourages an open dialogue between management and our Board of Directors, helping these groups act with a common purpose.
Our Board of Directors does not currently have a designated lead independent director. We are aware of the potential conflicts that may arise when a non-independent director is Chairman of our Board of Directors, but believe these potential conflicts are offset by our strong corporate governance policies. Our corporate governance policies include regular meetings of the independent directors in executive session without the presence of interested directors and management, the establishment of audit and nominating and corporate governance committees comprised solely of independent directors and the appointment of a chief compliance officer, with whom the independent directors meet regularly without the presence of interested directors and other members of management, for administering our compliance policies and procedures.
We recognize that different board leadership structures are appropriate for companies in different situations. We re-examine our corporate governance policies on an ongoing basis to ensure that they continue to meet our needs.
Board’s Role in Risk Oversight
Our Board of Directors performs its risk oversight function primarily through (i) its two standing committees, which report to the entire Board of Directors and are comprised solely of independent directors, and (ii) active monitoring of our chief compliance officer and our compliance policies and procedures.
As described below in more detail under “Committees of the Board of Directors,” our audit committee and our nominating and corporate governance committee assist our Board of Directors in fulfilling its risk oversight responsibilities. Our audit committee’s risk oversight responsibilities include establishing guidelines and making recommendations to our Board of Directors regarding the valuation of our investments, overseeing our accounting and financial reporting processes, our systems of internal controls regarding finance and accounting, and audits of our financial statements. Our nominating and corporate governance committee’s risk oversight responsibilities include selecting, researching and nominating directors for election by our stockholders, developing and recommending to our Board of Directors a set of corporate governance principles and overseeing the evaluation of our Board of Directors and our management.
Our Board of Directors also performs its risk oversight responsibilities with the assistance of our chief compliance officer. Our Board of Directors annually reviews a written report from our chief compliance officer discussing the adequacy and effectiveness of our compliance policies and procedures and our service providers. Our chief compliance officer’s annual report addresses at a minimum (i) the operation of our compliance policies and procedures and our service providers since the last report; (ii) any material changes to such policies and procedures since the last report; (iii) any recommendations for material changes to such policies and procedures as a result of our chief compliance officer’s annual review; and (iv) any compliance matter that has occurred since the date of the last report about which our Board of Directors would reasonably need to know to oversee our compliance activities and risks. In addition, our chief compliance officer meets separately in executive session with the independent directors at least quarterly.
We believe that our Board of Directors’ role in risk oversight is effective and appropriate given the extensive regulation to which we are already subject as a registered closed-end management investment company. As a registered closed-end management investment company, we are required to comply with certain regulatory requirements that control the levels of risk in our business and operations. For example, our ability to incur indebtedness is limited such that our asset coverage must equal at least 300% immediately after each time we incur indebtedness and we are limited in our ability to invest in any company in which one of our affiliates currently has an investment.
We recognize that different board roles in risk oversight are appropriate for companies in different situations. We will re-examine the manner in which our Board of Directors administers its oversight function on an ongoing basis to ensure that they continue to meet our needs.
Committees of our Board of Directors
Our Board of Directors has the following committees:

Audit Committee
Our audit committee is responsible for establishing guidelines and making recommendations to our Board of Directors regarding our quarterly valuation review; selecting, engaging and discharging our independent accountants, reviewing the plans, scope and results of the audit engagement with our independent accountants; approving professional services provided by our independent accountants (including compensation therefore); reviewing the independence of our independent accountants and reviewing the adequacy of our internal controls over financial reporting. The members of our audit committee are Messrs. Cooper, Gremp and Stark, all of whom are independent. Mr. Stark serves as the Chairman of our audit committee and our Board of Directors has determined that Mr. Stark is an “audit committee financial expert” as defined under SEC rules. Our audit committee met 10 times during the fiscal year ended June 30, 2019.
Nominating and Corporate Governance Committee
Our nominating and corporate governance committee selects and nominates directors for election by our stockholders, selects nominees to fill vacancies on our Board of Directors or a committee thereof, develops and recommends to our Board of Directors a set of corporate governance principles and oversees the evaluation of our Board of Directors and our management. The committee is composed of Messrs. Cooper, Gremp and Stark. Mr. Gremp serves as Chairman of our nominating and corporate governance committee.
Our nominating and corporate governance committee does not currently have a written policy with regard to nominees recommended by our stockholders. The absence of such a policy does not mean, however, that a stockholder recommendation will not be considered if one is received.
Our nominating and corporate governance committee will consider qualified director nominees recommended by stockholders when such recommendations are submitted in accordance with our bylaws and any applicable law, rule or regulation regarding director nominations. When submitting a nomination for consideration, a stockholder must provide certain information that would be required under applicable SEC rules, including the following minimum information for each director nominee: full name, age and address; principal occupation during the past five years; current directorships on publicly held companies and investment companies; number of our securities owned, if any; and, a written consent of the individual to stand for election if nominated by our Board of Directors and to serve if elected by our stockholders.
In evaluating director nominees, the members of our nominating and corporate governance committee consider the following factors:

•	the appropriate size and composition of our Board of Directors;

•	whether or not the person is an “interested person” with respect to us as defined in Section 2(a)(19) of the 1940 Act;

•	our needs with respect to the particular talents and experience of its directors;

•	the knowledge, skills and experience of nominees in light of prevailing business conditions and the knowledge, skills and experience already possessed by other members of our Board of Directors;

•	familiarity with national and international business matters;

•	experience with accounting rules and practices;

•	appreciation of the relationship of our business to the changing needs of society;

•	the desire to balance the considerable benefit of continuity with the periodic injection of the fresh perspective provided by new members; and

•	all applicable laws, rules, regulations, and listing standards.
Our nominating and corporate governance committee’s goal is to assemble a Board of Directors that brings to us a variety of perspectives and skills derived from high quality business and professional experience.
Other than the foregoing there are no stated minimum criteria for director nominees, although the members of our nominating and corporate governance committee may consider such other factors as they may deem are in the best interests of us and our stockholders. Our nominating and corporate governance committee also believes it appropriate for certain key members of our management to participate as members of our Board of Directors.
The members of our nominating and corporate governance committee identify nominees by first evaluating the current members of our Board of Directors willing to continue in service. Current members of our Board of Directors with skills and experience that are relevant to our business and who are willing to continue in service are considered for re-nomination, balancing the value of continuity of service by existing members of our Board of Directors with that of obtaining a new perspective. If any member of our Board of Directors does not wish to continue in service or if our Board of Directors decides not to re-nominate a member for re-election, the independent members of our Board of Directors identify the desired skills and experience of a new nominee in light of the criteria above. The entire Board of Directors is polled for suggestions as to individuals meeting the aforementioned criteria. Research may also be performed to identify qualified individuals. Our Board of Directors and our nominating and corporate governance committee has not engaged any third parties to identify or evaluate or assist in identifying potential nominees, although each reserves the right in the future to retain a third party search firm, if necessary.
Our nominating and corporate governance committee has not adopted a formal policy with regard to the consideration of diversity in identifying director nominees. In determining whether to recommend a director nominee, our nominating and corporate governance committee considers and discusses diversity, among other factors, with a view toward the needs of our Board of Directors as a whole. Our nominating and corporate governance committee generally conceptualizes diversity expansively to include, without limitation, concepts such as race, gender, national origin, differences of viewpoint, professional experience, education, skill and other qualities that contribute to our Board of Directors, when identifying and recommending director nominees. Our nominating and corporate governance committee believes that the inclusion of diversity as one of many factors considered in selecting director nominees is consistent with our nominating and corporate governance committee’s goal of creating a Board of Directors that best serves our needs and the interest of our stockholders. Our nominating and corporate governance committee met 1 time during the fiscal year ended June 30, 2019.
Compensation of Directors
Our directors who do not also serve in an executive officer capacity for us or our Adviser are entitled to receive annual cash retainer fees, determined based on our net asset value as of the end of each fiscal quarter. These directors are Messrs. Cooper, Gremp and Stark. The directors began receiving compensation on September 9, 2015, when the Company reached $100,000,000 of net asset value. Prior to that time, the directors were not compensated. Amounts payable under the arrangement will be determined and paid quarterly in arrears as follows:

Net Asset Value	Annual Cash Retainer
$0 million - $100 million	$—
$100 million - $300 million	$35,000
$300 million - $500 million	$50,000
$500 million - $1 billion	$75,000
>$1 billion	$100,000

The following table sets forth compensation of our directors for the year ended June 30, 2019:

Name	Fees Earned(1)	All Other Compensation(2)	Total	Total Compensation in Fund Complex
Interested Directors
M. Grier Eliasek	$—	$—	$—
Robert F. Muller Jr.	—	—	—
Independent Directors
Andrew C. Cooper	$50,000	—	50,000	$200,000
William J. Gremp	50,000	—	50,000	$200,000
Eugene S. Stark	50,000	—	50,000	$200,000
	Total director compensation		$150,000	$600,000
(1)For a discussion of the independent directors’ compensation, see below.
(2)We do not maintain a stock or option plan, non-equity incentive plan or pension plan for our directors.
We will also reimburse each of the above directors for all reasonable and authorized business expenses in accordance with our policies as in effect from time to time, including reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each board meeting and each committee meeting not held concurrently with a board meeting.
We do not pay compensation to our directors who also serve in an executive officer capacity for us or our Adviser.

Compensation of Executive Officers
Our executive officers will not receive any direct compensation from us. We do not currently have any employees and do not expect to have any employees. Services necessary for our business are provided by individuals who are employees of Prospect Capital Management or Prospect Administration or by individuals who were contracted by such entities to work on behalf of us, pursuant to the terms of the Investment Advisory Agreement or Administration Agreement. Each of our executive officers is an employee of our Adviser, Prospect Capital Management, Prospect Administration or an outside contractor, and the day-to-day investment operations and administration of our portfolio are managed by our Adviser. In addition, we reimburse Prospect Administration for our allocable portion of expenses incurred by Prospect Administration, as applicable, in performing its obligations under the Administration Agreement, including the allocable portion of the cost of our chief financial officer, chief compliance officer, treasurer and secretary and other administrative support personnel under the Administration Agreement.
The Investment Advisory Agreement provides that our Adviser and its officers, directors, controlling persons and any other person or entity affiliated with it acting as our agent shall be entitled to indemnification (including reasonable attorneys’ fees and amounts reasonably paid in settlement) for any liability or loss suffered by our Adviser or such other person, and our Adviser and such other person shall be held harmless for any loss or liability suffered by us, if (i) our Adviser has determined, in good faith, that the course of conduct which caused the loss or liability was in our best interests, (ii) our Adviser or such other person was acting on behalf of or performing services for us, (iii) the liability or loss suffered was not the result of negligence or misconduct by our Adviser or an affiliate thereof acting as our agent, and (iv) the indemnification or agreement to hold our Adviser or such other person harmless is only recoverable out of our net assets and not from our stockholders.

PORTFOLIO MANAGEMENT
The management of our investment portfolio is the responsibility of our Adviser and its professionals, which currently includes John F. Barry III, Chief Executive Officer of our Adviser, M. Grier Eliasek, President and Chief Operating Officer of our Adviser and our Chief Executive Officer and President, and Kristin Van Dask, Chief Financial Officer, Chief Compliance Officer, Treasurer and Secretary of our Adviser and our Chief Financial Officer, Chief Compliance Officer, Treasurer and Secretary, as well as Nishil Mehta, John W. Kneisley and Colin McGinnis. For more information regarding the business experience of Mr. Eliasek and Ms. Van Dask, see “Management—Board of Directors and Executive Officers,” and of Messrs. Barry, Mehta, Kneisley and McGinnis, see “—Investment Personnel” below. For information regarding our securities owned by our Adviser’s professionals, see “Control Persons and Principal Stockholders” in the SAI. Our Adviser’s professionals are not employed by us, and will receive no compensation from us in connection with their portfolio management activities.
Our executive officers, certain of our directors and certain finance professionals of our Adviser are also officers, directors, managers, and/or key professionals of other Prospect Capital Management, Prospect Administration and Prospect Capital Corporation. These persons have legal obligations with respect to those entities that are similar to their obligations to us. In the future, these persons and other affiliates of Prospect Capital Management may organize other investment programs and acquire for their own account investments that may be suitable for us. In addition, Prospect Capital Management may grant equity interests in our Adviser to certain management personnel performing services for our Adviser.
Set forth below is additional information regarding additional entities that are managed by the professionals of our Adviser:

Name	Entity	Investment Focus	Gross Assets(1)
Prospect Capital Corporation	Business Development Company	Investments in senior secured loans, subordinated debt, unsecured debt, Target Securities and equity of a broad portfolio of U.S. companies	$5.4 billion
TP Flexible Income Fund, Inc.	Business Development Company	Investments in syndicated senior secured first lien loans, syndicated senior second lien loans and, to a lesser extent, subordinated debt	$43.8 million
_______________________________________________________________________________

(1)	Gross assets are calculated as of December 31, 2019.

Investment Personnel
Ms. Van Dask and Messrs. Barry and Eliasek are assisted by Nishil Mehta, John W. Kneisley and Colin McGinnis who serve as Managing Director, Managing Director and Principal, respectively, for our Adviser.
Information regarding Messrs. Barry, Mehta, Kneisley and McGinnis is set forth below.
John F. Barry III is the Chief Executive Officer of our Adviser with over 35 years of experience as a lawyer, investment banker, venture capitalist and private equity investor, and his service on various boards of directors. In addition to overseeing the Adviser and Prospect Capital Corporation, Mr. Barry has served on the boards of directors of private and public companies, including financial services, financial technology and energy companies. Mr. Barry managed the Corporate Finance Department of L.F. Rothschild & Company from 1988 to 1989, focusing on private equity and debt financing for energy and other companies, and was a founding member of the project finance group at Merrill Lynch & Co. The Company also benefits from Mr. Barry’s experience prior to Merrill Lynch working as a corporate securities lawyer from 1979 to 1983 at Davis Polk & Wardwell, advising energy and finance companies and their commercial and investment bankers. Prior to Davis Polk & Wardwell, Mr. Barry served as Law Clerk to Judge J. Edward Lumbard, formerly Chief Judge of the United States Court of Appeals for the Second Circuit. Mr. Barry’s service as Chief Executive Officer of our Adviser, as Chairman and Chief Executive Officer of Prospect Capital Corporation, as President and Secretary of Prospect Capital Management and as President, Secretary and Managing Director of Prospect Administration provides him with a continuously updated understanding of investment companies, their operations, and the business and regulatory issues facing the Company. Mr. Barry earned his J.D. cum laude from Harvard Law School, where he was an officer of the Harvard Law Review, and his Bachelor of Arts magna cum laude from Princeton University, where he was a University Scholar.

Nishil Mehta is a Managing Director of our Adviser with 17 years of finance industry experience. Mr. Mehta is responsible for originating, executing, and managing our investments in CLOs and, along with Mr. McGinnis, manages our relationships with CLO collateral managers and CLO underwriters. Mr. Mehta serves a similar role at Prospect Capital Management where he manages capital-raising for Prospect Capital Corporation and critical relationships with Prospect Capital Corporation’s investors, lenders, investment banks, and rating agencies. From 2009 to 2010, Mr. Mehta worked at CIT Asset Management, where he served as one of four credit analysts managing a portfolio of middle-market and broadly syndicated leveraged loans funded through CLOs. From 2003 to 2008, Mr. Mehta worked at Wachovia Securities, where he raised and managed structured debt, including for CLOs, for U.S. and European collateral managers. Mr. Mehta also originated and purchased leveraged loans for the purpose of building and managing Wachovia’s CLO portfolios. Mr. Mehta holds a BBA with honors from the Goizueta Business School at Emory University.
John W. Kneisley is a Managing Director of our Adviser with 29 years of finance industry experience. Mr. Kneisley is part of the senior management team overseeing investment approval, portfolio management, growth initiatives, and other management functions. Mr. Kneisley serves a similar role at Prospect Capital Management. From 2006 to 2011, Mr. Kneisley was a senior member of the private investment group at Silver Point Capital, a credit-oriented hedge fund. At Silver Point Capital, Mr. Kneisley was responsible for portfolio management, origination, and execution of Senior Secured Loans and certain control investments. Mr. Kneisley also managed Silver Point’s five CLOs. From 1991 through 2006, Mr. Kneisley worked at Goldman, Sachs & Co., most recently as a Managing Director in the Leveraged Finance group where he was responsible for originating, structuring and executing Senior Secured Loans, high yield bonds, bridge loans and acquisition financings for corporate and sponsor clients. Mr. Kneisley holds a BA summa cum laude from DePauw University, where he was a member of Phi Beta Kappa.
Colin McGinnis is a Principal of our Adviser with 13 years of finance industry experience. Mr. McGinnis is responsible for originating, executing, and managing our investments in CLOs and, along with Mr. Mehta, manages our relationships with CLO collateral managers and CLO underwriters. Mr. McGinnis serves a similar role at Prospect Capital Management where he assists in originating, executing and managing investments in a variety of industries, including investments in CLOs. From 2011 to 2012, Mr. McGinnis worked as an Associate at Credit Suisse, where he originated and executed leveraged finance, IPO and M&A transactions. From 2005 to 2009, Mr. McGinnis worked as a Credit Analyst and Associate at Barclays Capital, where he underwrote, invested in and restructured CDO and CLO, leveraged finance and commercial real estate transactions for corporations and financial sponsors. He also managed a portfolio of performing and non-performing loans financed through total return swaps with hedge fund counterparts. Mr. McGinnis holds an MBA with honors and a BS in Economics, magna cum laude from the Wharton School of the University of Pennsylvania. He also holds the CFA designation.

INVESTMENT ADVISORY AGREEMENT
Overview of Our Adviser
Management Services and Responsibilities
Priority Senior Secured Income Management, LLC has registered as an investment adviser under the Advisers Act and serves as our investment adviser pursuant to the Investment Advisory Agreement in accordance with the 1940 Act. Subject to the overall supervision of our Board of Directors, our Adviser oversees our day-to-day operations and provides us with investment advisory services. Under the terms of the Investment Advisory Agreement, our Adviser:

•	determines the composition and allocation of our portfolio, the nature and timing of the changes to our portfolio and the manner of implementing such changes;

•	determines what securities we will purchase, retain or sell;

•	identifies, evaluates, negotiates and structures the investments we make; and

•	executes, monitors and services the investments we make.
Our Adviser’s services under the Investment Advisory Agreement may not be exclusive, and our Adviser is free to furnish similar services to other entities so long as its services to us are not impaired. In addition, certain personnel of Prospect Capital Management will be made available to our Adviser to assist it in managing our portfolio and operations, provided that they are supervised at all times by our Adviser’s management team.
On May 30, 2019, the Company held a special meeting of stockholders at which stockholders voted to approve a new investment advisory agreement with the Adviser that is identical in all respects except for the date of effectiveness and the term to the Company’s investment advisory agreement with the Adviser, dated May 9, 2013 (the “Prior Investment Advisory Agreement”). The Prior Investment Advisory Agreement had terminated as a result of a technical “change in control” and “assignment” as such terms are defined under the Prior Investment Advisory Agreement. The Investment Advisory Agreement has an initial two year term, after which it will remain in effect year-to-year if approved annually by the Company’s Board of Directors or by the affirmative vote of the holders of a majority of our outstanding voting securities, including, in either case, approval by a majority of our directors who are not interested persons.
Advisory Fees
We pay our Adviser a fee for its services under the Investment Advisory Agreement consisting of two components—a base management fee and an incentive fee. The cost of both the base management fee payable to our Adviser and any incentive fees it earns will ultimately be borne by our common stockholders.
Base Management Fee. The base management fee is calculated at an annual rate of 2.0% of our total assets. The base management fee is payable quarterly in arrears and is calculated based on the average value of our total assets as of the end of the two most recently completed calendar quarters. The base management fee may or may not be taken in whole or in part at the discretion of our Adviser. All or any part of the base management fee not taken as to any quarter shall be deferred without interest and may be taken in such other quarter as our Adviser shall determine. The base management fee for any partial month or quarter will be appropriately prorated.
Under the Investment Advisory Agreement, our Adviser is entitled to receive reimbursement from us of organization and offering expenses it has paid on our behalf in an amount of up to 5.0% of the aggregate gross proceeds of the offering of our securities until all of the organization and offering expenses incurred and/or paid by our Adviser have been recovered. On January 8, 2014, our Adviser agreed to reduce such reimbursement and accept a maximum of 2.0% of the aggregate gross proceeds of the offering of our securities until all of the organization and offering expenses incurred and/or paid by the Adviser have been recovered. The Adviser will not recoup all of the organization and offering expenses it has paid on our behalf if we do not raise a sufficient amount of capital.
Subordinated Incentive Fee. The subordinated incentive fee, which we refer to as the subordinated incentive fee on income, will be calculated and payable quarterly in arrears based upon our “pre-incentive fee net investment income” for the immediately preceding quarter. The subordinated incentive fee on income will be subject to a quarterly fixed preferred return to investors, expressed as a rate of return on the value of our net assets at the end of the immediately preceding calendar quarter, of 1.5% (6.0% annualized), subject to a “catch up” feature. For purposes of this fee “pre-incentive fee net investment income” means interest income, dividend income and any other income (including any other fees, such as commitment, origination, structuring, diligence and consulting fees or other fees that we receive) accrued during the calendar quarter, minus our operating expenses for the quarter (including the base management fee, expenses reimbursed under the Investment Advisory Agreement and Administration Agreement, any interest expense and dividends paid on any issued and outstanding preferred shares, but excluding the subordinated incentive fee on income). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with payment-in-kind interest and zero coupon securities), accrued income that we have not yet received in cash. Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. The calculation of the subordinated incentive fee on income for each quarter is as follows:

•
No incentive fee is payable to our Adviser in any calendar quarter in which our pre-incentive fee net investment income does not exceed the fixed preferred return rate of 1.5%, or the fixed preferred return.

•
100% of our pre-incentive fee net investment income, if any, that exceeds the fixed preferred return but is less than or equal to 1.875% in any calendar quarter (7.5% annualized) is payable to our Adviser. We refer to this portion of our pre-incentive fee net investment income (which exceeds the fixed preferred return but is less than or equal to 1.875%) as the “catch-up.” The “catch-up” provision is intended to provide our Adviser with an incentive fee of 20.0% on all of our pre-incentive fee net investment income when our pre-incentive fee net investment income reaches 1.875% in any calendar quarter.

•
20.0% of the amount of our pre-incentive fee net investment income, if any, that exceeds 1.875% in any calendar quarter (7.5% annualized) is payable to our Adviser once the fixed preferred return is reached and the catch-up is achieved (20.0% of all pre-incentive fee net investment income thereafter is allocated to our Adviser).

The following is a graphical representation of the calculation of the subordinated incentive fee on income:
Quarterly Subordinated Incentive Fee on Income
Pre-incentive fee net investment income
(expressed as a percentage of the value of our net assets at the end of the immediately preceding calendar quarter)

Percentage of pre-incentive fee net investment income allocated to incentive fee
These calculations will be appropriately prorated for any period of less than three months.
Example: Subordinated Incentive Fee on Income for Each Calendar Quarter
Scenario 1
Assumptions
Investment income (including interest, dividends, fees, etc.) = 1.25%
Fixed preferred return(1) = 1.5%
Base management fee(2) = 0.5%
Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.2%
Pre-incentive fee net investment income
(investment income - (base management fee + other expenses)) = 0.55%
Pre-incentive fee net investment income does not exceed the fixed preferred return rate, therefore there is no subordinated incentive fee on income payable.
Scenario 2
Assumptions
Investment income (including interest, dividends, fees, etc.) = 2.525%
Fixed preferred return(1) = 1.5%
Base management fee(2) = 0.5%
Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.2%
Pre-incentive fee net investment income
(investment income - (base management fee + other expenses)) = 1.825%

Subordinated incentive fee on income = 100% × pre-incentive fee net investment income (subject to “catch-up”)(4)

= 100% × (1.825% - 1.5%)
= 0.325%
Pre-incentive fee net investment income exceeds the fixed preferred return rate, but does not fully satisfy the “catch-up” provision, therefore the subordinated incentive fee on income is 0.325%.
Scenario 3
Assumptions
Investment income (including interest, dividends, fees, etc.) = 3.5%
Fixed preferred return(1) = 1.5%
Base management fee(2) = 0.5%
Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.2%
Pre-incentive fee net investment income
(investment income - (base management fee + other expenses)) = 2.8%

Catch up = 100% × pre-incentive fee net investment income (subject to “catch-up”)(4)

Subordinated incentive fee on income = 100% × “catch-up” + (20.0% × (pre-incentive fee net investment income - 1.875))

Catch up     = 1.875% - 1.5%
= 0.375%

Subordinated incentive fee on income = (100% × 0.375%) + (20.0% × (2.8% - 1.875%))

= 0.375% + (20% × 0.925%)
= 0.375% + 0.185%
= 0.56%
Pre-incentive fee net investment income exceeds the fixed preferred return and fully satisfies the “catch-up” provision, therefore the subordinated incentive fee on income is 0.56%.
_______________________________________________________________________________

(1)	Represents 6.0% annualized fixed preferred return.

(2)	Represents 2.0% annualized base management fee on average total assets.

(3)	Excludes organizational and offering expenses.

(4)
The “catch-up” provision is intended to provide our Adviser with an incentive fee of 20.0% on all pre-incentive fee net investment income when our net investment income exceeds 1.875% in any calendar quarter.

*	The returns shown are for illustrative purposes only. There is no guarantee that positive returns will be realized and actual returns may vary from those shown in the examples above.

The amount of advisory fees paid to our Adviser over the last three fiscal years is set forth below.

June 30, 2017	June 30, 2018	June 30, 2019
$12,489,666	$15,649,618	$19,530,119

Payment of Our Expenses
Our primary operating expenses will be the payment of advisory fees and other expenses under the Investment Advisory Agreement, Administration Agreement, and other expenses necessary for our operations. Our investment advisory fee will compensate our Adviser for its work in identifying, evaluating, negotiating, executing, monitoring and servicing our investments. We bear all other expenses of our operations and transactions, including (without limitation) fees and expenses relating to:

•	corporate and organizational expenses relating to offerings of our common stock and other securities, subject to limitations included in the Investment Advisory Agreement;

•	the cost of calculating our net asset value, including the cost of any third-party valuation services;

•	the cost of effecting sales and repurchases of our common stock and other securities;

•
investment advisory fees and other expenses under the Investment Advisory Agreement, including routine non-compensation overhead expenses of our Adviser (up to a maximum of 0.0625% of our total assets per quarter, or 0.25% per year, payable quarterly in arrears and based on the average value of our total assets as of the end of the two most recently completed calendar quarters);

•
fees payable to third parties relating to, or associated with, making investments and valuing investments, including fees and expenses associated with performing due diligence reviews of prospective investments;

•	transfer agent and custodial fees;

•	fees and expenses associated with marketing efforts;

•	federal and state registration fees, and costs related to listing our securities on any securities exchange;

•	federal, state and local taxes;

•	independent directors’ fees and expenses;

•	costs of proxy statements, stockholders’ reports and notices;

•	fidelity bond, directors and officers/errors and omissions liability insurance and other insurance premiums;

•	direct costs such as printing, mailing, long distance telephone and staff;

•	fees and expenses associated with accounting, independent audits and outside legal costs;

•	costs associated with our reporting and compliance obligations under the 1940 Act and applicable federal securities laws, including compliance with the Sarbanes-Oxley Act;

•	brokerage commissions for the purchase and sale of our investments;

•	other expenses incurred in connection with providing investor relations support and related back-office services with respect to our investors; and

•
all other expenses incurred by Prospect Administration or us in connection with administering our business, including expenses incurred by Prospect Administration in performing administrative services for us, and the reimbursement of the compensation of our chief financial officer, chief compliance officer, treasurer and secretary and other administrative personnel paid by Prospect Administration, subject to the limitations included in the Administration Agreement.

Duration and Termination
Unless earlier terminated as described below, the Investment Advisory Agreement will remain in effect for a period of two years from the date it was executed and will remain in effect from year-to-year thereafter if approved annually by our Board of Directors or by the affirmative vote of the holders of a majority of our outstanding voting securities, including, in either case, approval by a majority of our directors who are not interested persons. An affirmative vote of the holders of a majority of our outstanding voting securities is also necessary in order to make material amendments to the Investment Advisory Agreement.
The Investment Advisory Agreement provides that we may terminate the agreement without penalty upon 60 days written notice to our Adviser. If our Adviser wishes to voluntarily terminate the Investment Advisory Agreement, it must give stockholders a minimum of 60 days’ notice prior to termination and must pay all expenses associated with its termination. The Investment Advisory Agreement may also be terminated, without penalty, upon the vote of a majority of our outstanding voting securities.
Without the vote of a majority of our outstanding voting securities, our Investment Advisory Agreement may not be amended in a manner economically material to our stockholders. In addition, should we or our Adviser elect to terminate the Investment Advisory Agreement, a new investment adviser may not be appointed without approval of a majority of our outstanding shares, except in limited circumstances where a temporary adviser may be appointed without stockholder consent, consistent with the 1940 Act for a time period not to exceed 150 days following the date on which the previous contract terminates.
Indemnification
The Investment Advisory Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, our Adviser and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from us for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of its services under the Investment Advisory Agreement or otherwise as our investment adviser.
Organization of Our Adviser
Our Adviser is a Delaware limited liability company that is registered as an investment adviser under the Advisers Act. The principal address of our Adviser is Priority Senior Secured Income Management, LLC, 10 East 40th Street, 42nd Floor, New York, New York 10016.
Board Approval of the Investment Advisory Agreement
A discussion regarding the basis for our Board of Directors’ approval of our Investment Advisory Agreement is included in our annual report on Form N-CSR for the fiscal year ended June 30, 2019.

ADMINISTRATION AGREEMENT
We have also entered into an Administration Agreement with Prospect Administration under which Prospect Administration, among other things, provides (or arranges for the provision of) administrative services and facilities for us. For providing these services, we reimburse Prospect Administration for our allocable portion of overhead incurred by Prospect Administration in performing its obligations under the Administration Agreement, including rent and our allocable portion of the costs of our chief financial officer, chief compliance officer, treasurer and secretary and other administrative support personnel. Under the Administration Agreement, Prospect Administration furnishes us with office facilities, equipment and clerical, bookkeeping and record keeping services at such facilities. Prospect Administration also performs or oversees the performance of our required administrative services, which include, among other things, being responsible for the financial records that we are required to maintain and preparing reports to our stockholders and reports filed with the SEC. In addition, Prospect Administration assists us in determining and publishing our net asset value, overseeing the preparation and filing of our tax returns and the printing and dissemination of reports to our stockholders, and generally oversees the payment of our expenses and the performance of administrative and professional services rendered to us by others. After identifying those whole and partial portions of its internal and external costs and expenses incurred by Prospect Administration to provide administrative services to us (e.g., personnel (compensation and overhead), infrastructure, vendors, etc.) and that are reimbursable under the Administration Agreement, Prospect Administration allocates to us all such costs and expenses not previously reimbursed to Prospect Administration by us. Our payments to Prospect Administration for these allocated costs and expenses are periodically reviewed by our Board of Directors, which oversees the allocation of the foregoing costs and expenses. After identifying those whole and partial portions of its internal and external costs and expenses incurred by Prospect Administration to provide administrative services to us (e.g., personnel (compensation and overhead), infrastructure, vendors, etc.) and that are reimbursable under the Administration Agreement, Prospect Administration allocates to us all such costs and expenses not previously reimbursed to Prospect Administration by us. Our payments to Prospect Administration for these allocated costs and expenses are periodically reviewed by our Board of Directors, which oversees the allocation of the foregoing costs and expenses. The Administration Agreement may be terminated by either party without penalty upon 60 days’ written notice to the other party. Prospect Administration is an affiliate of Prospect Capital Management and our Adviser.
Indemnification
The Administration Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, Prospect Administration and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from us for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of Prospect Administration’s services under the Administration Agreement or otherwise as our administrator.

DESCRIPTION OF OUR CAPITAL STOCK
The following description is a summary of the material provisions of the Maryland General Corporation Law applicable to us and the material terms of our charter and bylaws. This summary is not intended to be complete and we refer you to our charter and bylaws, copies of which have been filed as exhibits to the registration statement of which this prospectus is a part, for a more detailed description of the provisions summarized below.
Stock
Our authorized stock consists of 200,000,000 shares of stock, par value $0.01 per share, 40,000,000 of which are classified as Term Preferred Stock, par value $0.01 per share, or “Term Preferred Stock” or “Preferred Stock,” 9,360,000 of which are designated as Series A Term Preferred Stock, 9,035,000 of which are designated as Series B Term Preferred Stock, 9,610,000 of which are designated as Series C Term Preferred Stock, 8,000,000 of which are designated as Series D Term Preferred Stock, 1,150,000 of which are designated as Series E Term Preferred Stock, 1,380,000 of which are designated as Series F Term Preferred Stock and [___] of which are designated as Series G Term Preferred Stock, and 160,000,000 of which are classified as common stock.
We have applied to list the Series G Term Preferred Stock on the NYSE under the ticker symbol “PRIFG.” If the application is approved, trading on the NYSE in the Series G Term Preferred Stock is expected to begin within 30 days following the issuance date of the Series G Term Preferred Stock. There is currently no market for our common stock, and we do not expect that a market for our shares will develop in the foreseeable future, if ever. No shares have been authorized for issuance under any equity compensation plans. Under Maryland law, our stockholders generally will not be personally liable for our debts or obligations.
Set forth below is a chart describing the classes of our securities outstanding as of March 19, 2020 (assuming the issuance of all designated Series G Term Preferred Stock):

(1)	(2)	(3)	(4)
Title of Class	Amount Authorized	Amount Held by Us or for Our Account	Amount Outstanding Exclusive of Amount Under Column (3)
Common Stock	160,000,000	—	32,175,553
Term Preferred Stock	40,000,000	—	[__]
Under our charter, our Board of Directors is authorized to classify and reclassify any unissued shares of stock into other classes or series of stock without obtaining stockholder approval. As permitted by the Maryland General Corporation Law, our charter provides that our Board of Directors, without any action by our stockholders, may amend the charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that we have authority to issue.
Common Stock
All shares of our common stock have equal rights as to earnings, assets, voting, and dividends and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Distributions may be paid to the holders of our common stock if, as and when authorized by our Board of Directors and declared by us out of assets legally available therefor. Shares of our common stock have no preemptive, conversion, redemption or appraisal rights and are freely transferable, except where their transfer is restricted by federal and state securities laws or by contract. In the event of our liquidation, dissolution or winding up, each share of our common stock would be entitled to share ratably in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of our preferred stock, if any preferred stock is outstanding at such time. Each share of our common stock is entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. Except as provided with respect to any other class or series of stock, the holders of our common stock will possess exclusive voting power. There is no cumulative voting in the election of directors, which means that holders of a majority of the outstanding shares of common stock can elect all of our directors, and holders of less than a majority of such shares will be unable to elect any director.
We offer our shares of common stock with varying up-front sales loads and have elected to designate each level of sales load as a “class” solely as a means of identifying those differing sales loads and the different channels through which shares are sold. Shares available to the general public are charged selling commissions and dealer manager fees and are referred to as our “Class R Shares.” Shares available to accounts managed by certain registered investment advisers and broker-dealers that are managing wrap or other fee based accounts are charged dealer manager fees but no selling commissions and are referred to as our “Class RIA Shares.” Shares available for purchase (1) through certain fee-based programs, also known as wrap accounts, of investment dealers, (2) through certain participating broker-dealers that have alternative fee arrangements with their clients, (3) through certain registered investment advisers, (4) through bank trust departments or any other organization or person authorized to act in a fiduciary capacity for its clients or customers, such as an endowment, foundation, or pension fund, or (5) to other institutional investors are charged no selling commissions or dealer manager fees and are referred to as our “Class I Shares.” Although we use “Class” designations to indicate our differing sales load structures, we do not operate as a multi-class fund.
Preferred Stock
Our charter authorizes our Board of Directors to classify and reclassify any unissued shares of stock into other classes or series of stock, including preferred stock, or the “Preferred Stock”. The cost of any such reclassification would be borne by our existing common stockholders. Prior to issuance of shares of each class or series, our Board of Directors is required by Maryland law and by our charter to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms and conditions of redemption for each class or series. Thus, our Board of Directors could authorize the issuance of shares of Preferred Stock with terms and conditions which could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of our common stock or otherwise be in their best interest. You should note, however, that any issuance of Preferred Stock must comply with the requirements of the 1940 Act. The 1940 Act requires, among other things, that (1) immediately after issuance and before any dividend or other distribution is made with respect to our common stock and before any purchase of common stock is made, such Preferred Stock together with all other senior securities must not exceed an amount equal to 50% of our gross assets after deducting the amount of such dividend, distribution or purchase price, as the case may be, and (2) the holders of shares of Preferred Stock, if any are issued, must be entitled as a class to elect two directors at all time, which we refer to as “Preferred Directors,” and to elect a majority of the directors if dividends on such Preferred Stock are in arrears by two full years or more. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding Preferred Stock. We believe that the availability for issuance of Preferred Stock will provide us with increased flexibility in structuring future financings and acquisitions. See “Description of the Series G Term Preferred Stock.”
Limitation on Liability of Directors and Officers; Indemnification and Advance of Expenses
Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. Our charter contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the 1940 Act.
Our charter authorizes us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while serving as our director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, limited liability company, trust, employee benefit plan or other enterprise as a director, officer, partner, manager, managing member or trustee, from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. Our bylaws obligate us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while serving as our director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, limited liability company, trust, employee benefit plan or other enterprise as a director, officer, partner, manager, managing member or trustee and who is made, or threatened to be made, a party to the proceeding by reason of his or her service in that capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding. The charter and bylaws also permit us to indemnify and advance expenses to any person who served a predecessor of us in any of the capacities described above and any of our employees or agents or any employees or agents of our predecessor. In accordance with the 1940 Act, we will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.
Maryland law requires a corporation (unless its charter provides otherwise, which our charter does not) to indemnify a director or officer who has been successful in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received unless, in either, case a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer in advance of final disposition of a proceeding upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.
We have entered into indemnification agreements with our directors. The indemnification agreements provide our directors the maximum indemnification permitted under Maryland law and the 1940 Act.
Our insurance policy does not currently provide coverage for claims, liabilities and expenses that may arise out of activities that our present or former directors or officers have performed for another entity at our request. There is no assurance that such entities will in fact carry such insurance. However, we note that we do not expect to request our present or former directors or officers to serve another entity as a director, officer, partner or trustee unless we can obtain insurance providing coverage for such persons for any claims, liabilities or expenses that may arise out of their activities while serving in such capacities.
Certain Provisions of the Maryland General Corporation Law and Our Charter and Bylaws
The Maryland General Corporation Law and our charter and bylaws contain provisions that could make it more difficult for a potential acquirer to acquire us by means of a tender offer, proxy contest or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with our Board of Directors. We believe that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms.
Classified Board of Directors
Our Board of Directors is divided into three classes of directors serving staggered terms. The terms of the Class I directors, Class II directors and Class III directors will expire at the annual meeting of stockholders in 2022, 2020 and 2021 respectively, and in each case, those directors will serve until their successors are elected and qualify. Directors of each class are elected to serve for terms expiring at the annual meeting of our stockholders held in the third year following their election and until their successors are duly elected and qualify, and each year one class of directors will be elected by the stockholders. A classified board may render a change in control of us or removal of our incumbent management more difficult. We believe, however, that the longer time required to elect a majority of a classified Board of Directors will help to ensure the continuity and stability of our management and policies.
Election of Directors
Our charter and bylaws provide that each director shall be elected by the affirmative vote of the holders of a majority of the outstanding shares of stock entitled to vote for the election of that director (e.g., preferred stock votes separately). Pursuant to our charter our Board of Directors may amend the bylaws to alter the vote required to elect directors.
Number of Directors; Vacancies; Removal
Our charter provides that the number of directors will be set only by our Board of Directors in accordance with our bylaws. Our bylaws provide that a majority of our entire Board of Directors may at any time increase or decrease the number of directors. However, unless our bylaws are amended, the number of directors may never be less than three nor more than eight. Any vacancy on our Board of Directors for any cause other than an increase in the number of directors may be filled by a majority of the remaining directors, even if such majority is less than a quorum. Any vacancy on our Board of Directors created by an increase in the number of directors may be filled by a majority vote of the entire Board of Directors.
Our charter provides that a director may be removed only for cause, as defined in our charter, and then only by the affirmative vote of at least two-thirds of the votes entitled to be cast generally in the election of directors.

Action by Stockholders
Under the Maryland General Corporation Law, stockholder action can be taken only at an annual or special meeting of stockholders or (unless the charter provides for stockholder action by less than unanimous written consent, which our charter does not) by unanimous written consent in lieu of a meeting. These provisions, combined with the requirements of our bylaws regarding the calling of a stockholder-requested special meeting of stockholders discussed below, may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.
Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals
Our bylaws provide that with respect to an annual meeting of stockholders, nominations of persons for election to our Board of Directors and the proposal of business to be considered by stockholders may be made only (1) pursuant to our notice of the meeting, (2) by our Board of Directors or (3) by a stockholder who was a stockholder of record at the record date for the meeting, at the time of giving the notice required by our bylaws and at the time of the annual meeting, who is entitled to vote at the meeting and who has complied with the advance notice procedures of our bylaws. With respect to special meetings of stockholders, only the business specified in our notice of the meeting may be brought before the meeting. Nominations of persons for election to our Board of Directors at a special meeting may be made only (1) pursuant to our notice of the meeting or (2) provided that the special meeting was called for the purpose of electing directors, by a stockholder who was a stockholder of record at the record date for the meeting, at the time of giving the notice required by our bylaws and at the time of the special meeting who is entitled to vote at the meeting, and who has complied with the advance notice provisions of the bylaws.
The purpose of requiring stockholders to give us advance notice of nominations and other business is to afford our Board of Directors a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by our Board of Directors, to inform stockholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of stockholders. Although our bylaws do not give our Board of Directors any power to disapprove stockholder nominations for the election of directors or proposals recommending certain action, they may have the effect of precluding a contest for the election of directors or the consideration of stockholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our stockholders.
Per the requirements set forth in Rule 14a-8 under the Exchange Act and our bylaws, a stockholder who intends to present a proposal at our annual meeting of stockholders must submit the proposal in writing to our Secretary not earlier than the 150th day nor later than the 120th day prior to the first anniversary of the date of the proxy statement for the preceding year’s annual meeting; provided, however, that in the event that the date of our annual meeting of stockholders is advanced or delayed by more than 30 days from the first anniversary of the date of the preceding year’s annual meeting, notice by the stockholder to be timely must be so delivered not earlier than the 150th day nor later than the later of the 120th day prior to the date of such annual meeting, as originally convened, or the tenth day following the day on which public announcement of the date of such meeting is first made.
Calling of Special Meetings of Stockholders
Our bylaws provide that special meetings of stockholders may be called by our Board of Directors, the chairman of the board and certain of our officers. Additionally, our bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the stockholders requesting the meeting, a special meeting of stockholders will be called by the secretary of the corporation upon the written request of stockholders entitled to cast not less than a majority of all the votes entitled to be cast at such meeting.
Approval of Extraordinary Corporate Action; Amendment of Charter and Bylaws
Under Maryland law, a Maryland corporation generally cannot dissolve, amend its charter, merge, sell all or substantially all of its assets, convert, engage in a share exchange or engage in similar transactions outside the ordinary course of business, unless advised by the corporation’s Board of Directors and approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. However, a Maryland corporation may provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. Our charter generally provides for approval of charter amendments and extraordinary transactions by the stockholders entitled to cast at least a majority of the votes entitled to be cast on the matter. However, our charter provides that the following matters require the approval of stockholders entitled to cast at least 80% of the votes entitled to be cast on such matter:

•
any amendment to the provisions of the charter relating to the classification of our Board of Directors, the power of our Board of Directors to fix the number of directors, and the vote required to elect or remove a director;

•	any charter amendment that would convert the Company from a closed-end company to an open-end company or make our common stock a redeemable security (within the meaning of the 1940 Act);

•	the liquidation or dissolution of the Company or any charter amendment to effect the liquidation or dissolution of the Company;

•	any merger, consolidation, share exchange or sale or exchange of all or substantially all of our assets that the Maryland General Corporation Law requires be approved by our stockholders;

•
any transaction between the Company, on the one hand, and any person or group of persons acting together that is entitled to exercise or direct the exercise, or acquire the right to exercise or direct the exercise, directly or indirectly (other than solely by virtue of a revocable proxy), of one-tenth or more of the voting power in the election of directors generally, or any affiliate of such a person, group or member of such a group, or, collectively the “Transacting Persons,” on the other hand; or

•	any amendment to the provisions of the charter relating to the foregoing requirements.
However, if such amendment, proposal or transaction is approved by at least two-thirds of our continuing directors (in addition to approval by our Board of Directors), the amendment, proposal or transaction may be approved by a majority of the votes entitled to be cast on such amendment, proposal or transaction; provided further that any transaction related to Transacting Persons that would not otherwise require stockholder approval under the Maryland General Corporation Law would not require further stockholder approval (unless another provision of our charter or bylaws requires such approval) if approved by at least two-thirds of our continuing directors. In any event, in accordance with the requirements of the 1940 Act, any such amendment or proposal that would have the effect of changing the nature of our business so as to cause us to cease to be a registered management investment company would be required to be approved by a majority of our outstanding voting securities, as defined under the 1940 Act. The “continuing directors” are defined in our charter as (1) our current directors, (2) those directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of our current directors then on our Board of Directors or (3) any successor directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of continuing directors or the successor continuing directors then in office.
Our charter and bylaws provide that our Board of Directors will have the exclusive power to make, alter, amend or repeal any provision of our bylaws.
No Appraisal Rights
As permitted by the Maryland General Corporation Law, our charter provides that stockholders will not be entitled to exercise appraisal rights unless a majority of our Board of Directors shall determine such rights apply.
Control Share Acquisitions
The Maryland General Corporation Law provides that control shares of a Maryland corporation acquired in a control share acquisition have no voting rights except to the extent approved by a vote of two-thirds of the votes entitled to be cast on the matter, or the “Control Share Act.” Shares owned by the acquirer, by officers or by directors who are employees of the corporation are excluded from shares entitled to vote on the matter. Control shares are voting shares of stock which, if aggregated with all other shares of stock owned by the acquirer or in respect of which the acquirer is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquirer to exercise voting power in electing directors within one of the following ranges of voting power:

•	one-tenth or more but less than one-third;

•	one-third or more but less than a majority; or

•	a majority or more of all voting power.
The requisite stockholder approval must be obtained each time an acquirer crosses one of the thresholds of voting power set forth above. Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained stockholder approval. A control share acquisition means the acquisition of control shares, subject to certain exceptions.
A person who has made or proposes to make a control share acquisition may compel our Board of Directors to call a special meeting of stockholders to be held within 50 days of demand to consider the voting rights of the shares. The right to compel the calling of a special meeting is subject to the satisfaction of certain conditions, including an undertaking to pay the expenses of the meeting. If no request for a meeting is made, the corporation may itself present the question at any stockholders meeting.
If voting rights are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement as required by the statute, then the corporation may redeem for fair value any or all of the control shares, except those for which voting rights have previously been approved. The right of the corporation to redeem control shares is subject to certain conditions and limitations, including, as provided in our bylaws compliance with the 1940 Act. Fair value is determined, without regard to the absence of voting rights for the control shares, as of the date of the last control share acquisition by the acquirer or of any meeting of stockholders at which the voting rights of the shares are considered and not approved. If voting rights for control shares are approved at a stockholders meeting and the acquirer becomes entitled to vote a majority of the shares entitled to vote, all other stockholders may exercise appraisal rights. The fair value of the shares as determined for purposes of appraisal rights may not be less than the highest price per share paid by the acquirer in the control share acquisition.
The Control Share Act does not apply (a) to shares acquired in a merger, consolidation or share exchange if the corporation is a party to the transaction or (b) to acquisitions approved or exempted by the charter or bylaws of the corporation. The Control Share Act does not apply to a registered closed-end investment company, such as the Company, unless the board of directors adopts a resolution to be subject to the Act. Our Board has not adopted such a resolution and our bylaws contain a provision exempting from the Control Share Act any and all acquisitions by any person of our shares of stock. There can be no assurance that such provision will not be amended or eliminated at any time in the future. However, we will adopt a resolution and amend our bylaws to be subject to the Control Share Act only if our Board of Directors determines that it would be in our best interests and if the SEC staff does not object to our determination that our being subject to the Control Share Act does not conflict with the 1940 Act.
Business Combinations
Under Maryland law, “business combinations” between a Maryland corporation and an interested stockholder or an affiliate of an interested stockholder are prohibited for five years after the most recent date on which the interested stockholder becomes an interested stockholder, or the “Business Combination Act.” These business combinations include a merger, consolidation, share exchange or, in circumstances specified in the statute, an asset transfer or issuance or reclassification of equity securities. An interested stockholder is defined as:

•	any person who beneficially owns10% or more of the voting power of the corporation’s outstanding voting stock; or

•
an affiliate or associate of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner of 10% or more of the voting power of the then outstanding voting stock of the corporation.

A person is not an interested stockholder under this statute if our Board of Directors approved in advance the transaction by which the stockholder otherwise would have become an interested stockholder. However, in approving a transaction, our Board of Directors may provide that its approval is subject to compliance, at or after the time of approval, with any terms and conditions determined by our Board of Directors.
After the five-year prohibition, any business combination between the Maryland corporation and an interested stockholder generally must be recommended by our Board of Directors of the corporation and approved by the affirmative vote of at least:

•	80% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation; and

•
two-thirds of the votes entitled to be cast by holders of voting stock of the corporation other than shares held by the interested stockholder with whom or with whose affiliate the business combination is to be effected or held by an affiliate or associate of the interested stockholder.

These super-majority vote requirements do not apply if the corporation’s common stockholders receive a minimum price, as defined under Maryland law, for their shares in the form of cash or other consideration in the same form as previously paid by the interested stockholder for its shares.
The statute permits various exemptions from its provisions, including business combinations that are exempted by our Board of Directors before the time that the interested stockholder becomes an interested stockholder. The Business Combination Act does not apply to a registered closed-end investment company, such as the Company, unless the board of directors adopts a resolution to be subject to the Act. Our Board has not adopted such a resolution and our Board of Directors will adopt resolutions so as to make us subject to the provisions of the Business Combination Act only if our Board of Directors determines that it would be in our best interests and if the SEC staff does not object to our determination that our being subject to the Business Combination Act does not conflict with the 1940 Act.

Exclusive Forum
Our bylaws provide that, to the fullest extent permitted by law, unless we consent in writing to the selection of an alternative forum, the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Company, (ii) any action asserting a claim of breach of a duty owed by any director, officer or other agent of the Company to the Company or the Company’s stockholders, (iii) any action asserting a claim arising pursuant to any provision of the MGCL, Maryland statutory or common law, the Charter or bylaws, or (iv) any action asserting a claim governed by the internal affairs doctrine shall be the Circuit Court for Baltimore City, Maryland (or, if that Court does not have jurisdiction, the United States District Court for the District of Maryland, Baltimore Division). In the event that any action or proceeding described in the preceding sentence is pending in the Circuit Court for Baltimore City, Maryland, all parties shall cooperate in seeking to have the action or proceeding assigned to the Business & Technology Case Management Program. Any person or entity purchasing or otherwise acquiring any interest in shares of capital stock of the Company shall be deemed, to the fullest extent permitted by law, to have notice of and consented to these exclusive forum provisions and to have irrevocably submitted to, and waived any objection to, the exclusive jurisdiction of such courts in connection with any such action or proceeding and consented to process being served in any such action or proceeding, without limitation, by United States mail addressed to the stockholder at the stockholder’s address as it appears on the records of the Company, with postage thereon prepaid.
Conflict with 1940 Act
Our bylaws provide that if and to the extent that any provision of the Maryland General Corporation Law, or any provision of our charter or bylaws conflicts with any provision of the 1940 Act, the applicable provision of the 1940 Act will control.
Reports to Stockholders
We file periodic reports, proxy statements and other information with the SEC. This information will be available on the SEC’s website at www.sec.gov. This information will also be available free of charge by contacting us at 10 East 40th Street, 42nd Floor, New York, New York, 10016, or by telephone at (212) 448-0702 or on our website at www.priorityincomefund.com (which is not intended to be an active hyperlink). These reports should not be considered a part of or as incorporated by reference into this prospectus, or the registration statement of which this prospectus is a part.
Subject to availability, you may authorize us to provide prospectuses, prospectus supplements, periodic reports and other information, or “documents,” electronically by sending us instructions in writing in a form acceptable to us to receive such documents electronically. Unless you elect in writing to receive documents electronically, all documents will be provided in paper form by mail. You must have internet access to use electronic delivery. While we impose no additional charge for this service, there may be potential costs associated with electronic delivery, such as on-line charges. Documents will be available on our website. You may access and print all documents provided through this service. As documents become available, we will notify you of this by sending you an e-mail message that will include instructions on how to retrieve the document. If our e-mail notification is returned to us as “undeliverable,” we will contact you to obtain your updated e-mail address. If we are unable to obtain a valid e-mail address for you, we will resume sending a paper copy by regular U.S. mail to your address of record. You may revoke your consent for electronic delivery at any time and we will resume sending you a paper copy of all required documents. However, in order for us to be properly notified, your revocation must be given to us a reasonable time before electronic delivery has commenced. We will provide you with paper copies at any time upon request. Such request will not constitute revocation of your consent to receive required documents electronically.

DESCRIPTION OF THE SERIES G TERM PREFERRED STOCK
The following describes the material terms of our Term Preferred Stock, including material terms of the Series G Term Preferred Stock. This is not a complete description and is subject to, and entirely qualified by reference to our Charter, including the Articles Supplementary Classifying the Term Preferred Stock, or the “Articles Supplementary,” and the Articles Supplementary classifying the Series G Term Preferred Stock, or “Appendix G.” The final form of Articles Supplementary, and Appendix G thereto, will be filed with the SEC as an exhibit to our registration statement of which this prospectus is a part. You may obtain copies of these documents as described under “Available Information.”
General
We are authorized to issue 40.0 million shares of Term Preferred Stock. We are designating [___] million of these shares as the Series G Term Preferred Stock. The terms of the Series G Term Preferred Stock are set forth in two documents: (i) the Articles Supplementary and (ii) Appendix G to the Articles Supplementary. The Articles Supplementary set forth the general terms applicable to any series of Term Preferred Stock that we may issue. Certain specific terms applicable to the Series G Term Preferred Stock offered by this prospectus are separately set forth in Appendix G to the Articles Supplementary.
At the time of issuance, any Term Preferred Stock, including the Series G Term Preferred Stock, will be fully paid and nonassessable and will have no preemptive, conversion, or exchange rights or rights to cumulative voting. The Term Preferred Stock will rank equally with all our other Preferred Stock that might be issued in the future, as to payment of dividends and the distribution of our assets upon dissolution, liquidation or winding up of our affairs. The Term Preferred Stock is, and all other Preferred Stock that we may issue in the future will be, senior as to dividends and distributions to the Common Stock. We may issue additional series of Term Preferred Stock or other Preferred Stock in the future.
Except in certain limited circumstances, holders of the Term Preferred Stock will not receive certificates representing their ownership interest in such shares, and the shares of Term Preferred Stock will be represented by a global certificate to be held by the Securities Depository for the Term Preferred Stock. The Depository Trust Company will initially act as Securities Depository with respect to the Term Preferred Stock.
Dividends and Dividend Periods
General.  The holders of the Term Preferred Stock, including the Series G Term Preferred Stock, will be entitled to receive cumulative cash dividends and distributions on such shares, when, as and if authorized by, our Board of Directors and declared by us out of funds legally available for payment and in preference to dividends and distributions on Common Stock, calculated separately for each Dividend Period for such Term Preferred Stock at the Dividend Rate for such Term Preferred Stock in effect during such Dividend Period, in an amount equal to the Liquidation Preference for such Term Preferred Stock. The Dividend Rate is computed on the basis of a 360-day year consisting of twelve 30-day months. Dividends so declared and payable will be paid to the extent permitted under state law and our Charter, and to the extent available, in preference to and priority over any dividend declared and payable on the Common Stock. If we are unable to distribute the full dividend amount due in a Dividend Period on the Series G Term Preferred Stock, the dividends will be distributed on a pro rata basis among the holders of the Series G Term Preferred Stock shares.
Fixed Dividend Rate.  The Fixed Dividend Rate is an annual rate of [___]% for the Series G Term Preferred Stock. The Fixed Dividend Rate for Term Preferred Stock may be adjusted in certain circumstances, including upon the occurrence of certain events resulting in a Default Period (as defined below).
Payment of Dividends and Dividend Periods.  The first Dividend Period for the Series G Term Preferred Stock will commence on the Date of Original Issuance and end on, but exclude, [___], 2020. Dividends are scheduled to be paid quarterly on March 31, June 30, September 30 and December 31 of each year and upon redemption of the Term Preferred Stock. Except for the first Dividend Period, dividends with respect to any quarterly Dividend Period will be declared and paid to holders of record of Term Preferred Stock as their names shall appear on our registration books at the close of business on the applicable record date, which shall be such date designated by our Board of Directors that is not more than 20, nor less than seven, calendar days prior to such Dividend Payment Date. Dividends with respect to the first Dividend Period of the Series G Term Preferred Stock will be declared and paid on [___] to holders of record of such Series G Term Preferred Stock as their names appear on our registration books at the close of business on [___].
Only holders of Term Preferred Stock on the record date for a Dividend Period will be entitled to receive dividends and distributions payable with respect to such Dividend Period, and holders of Term Preferred Stock who sell shares before such a record date and purchasers of Term Preferred Stock who purchase shares after such a record date should take the effect of the foregoing provisions into account in evaluating the price to be received or paid for such Term Preferred Stock.

Although dividends will accrue and be paid quarterly, the record date for holders of Term Preferred Stock entitled to receive dividend payments may vary from quarter to quarter. We will notify holders of the Term Preferred Stock of each record date by issuance of a quarterly press release.
Mechanics of Payment of Dividends.  Not later than 12:00 noon, New York City time, on a Dividend Payment Date, we are required to deposit with the Redemption and Paying Agent sufficient funds for the payment of dividends in the form of Deposit Securities. Deposit Securities will generally consist of (1) cash or cash equivalents; (2) direct obligations of the United States or its agencies or instrumentalities that are entitled to the full faith and credit of the United States, which we refer to as the U.S. Government Obligations; (3) investments in money market funds registered under the 1940 Act that qualify under Rule 2a-7 under the 1940 Act and certain similar investment vehicles that invest in U.S. Government Obligations or any combination thereof; or (4) any letter of credit from a bank or other financial institution that has a credit rating from at least one ratings agency that is the highest applicable rating generally ascribed by such ratings agency to bank deposits or short-term debt of similar banks or other financial institutions, in each case either that is a demand obligation payable to the holder on any Business Day or that has a maturity date, mandatory redemption date or mandatory payment date, preceding the relevant Redemption Date, Dividend Payment Date or other payment date. We do not intend to establish any reserves for the payment of dividends.
All Deposit Securities paid to the Redemption and Payment Agent for the payment of dividends will be held in trust for the payment of such dividends to the holders of Term Preferred Stock. Dividends will be paid by the Redemption and Payment Agent to the holders of Term Preferred Stock as their names appear on our registration books. Dividends that are in arrears for any past Dividend Period may be declared and paid at any time, without reference to any regular Dividend Payment Date. Such payments are made to holders of Term Preferred Stock as their names appear on our registration books on such date, not exceeding 20 nor less than seven calendar days preceding the payment date thereof, as may be fixed by our Board of Directors. Any payment of dividends in arrears will first be credited against the earliest accumulated but unpaid dividends. No interest or sum of money in lieu of interest will be payable in respect of any dividend payment or payments on any Term Preferred Stock which may be in arrears. See “- Adjustment to Fixed Dividend Rate - Default Period.”
If we fail to declare and pay a full dividend on the Series G Preferred Stock on any Dividend Payment Date (as defined in the Articles Supplementary), dividends payable on such Dividend Payment Date on the Series G Preferred Stock will be deemed to have accrued during the applicable period at the Fixed Dividend Rate (not the Default Rate) and will continue to accrue and accumulate at the same rate. As long as the Series G Preferred Stock dividends are in arrears, we may not declare any dividend on, or make any distributions relating to, our common stock or redeem, purchase, acquire, or make any liquidation payment relating to, any of our common stock, subject to certain exceptions (e.g., redemptions pursuant to employment contracts and benefit plans).
Upon failure to pay dividends for at least two years, the holders of Term Preferred Stock will acquire certain additional voting rights. See “- Voting Rights” below. Such rights shall be the exclusive remedy of the holders of Term Preferred Stock upon any failure to pay dividends on Term Preferred Stock.
Adjustment to Fixed Dividend Rate - Default Period.  Subject to the cure provisions below, a Default Period with respect to Term Preferred Stock will commence on a date we fail to deposit the Deposit Securities as required as described above. A Default Period with respect to a Dividend Default or a Redemption Default shall end on the Business Day on which, by 12:00 noon, New York City time, an amount equal to all unpaid dividends and any unpaid redemption price shall have been deposited irrevocably in trust in same-day funds with the Redemption and Paying Agent. In the case of a Default, the applicable dividend rate for each day during the Default Period will be equal to the Default Rate. The “Default Rate” for any calendar day will be equal to the applicable Dividend Rate in effect on such day plus [___] percent ([___]%) per annum.
No Default Period with respect to a Dividend Default or Redemption Default will be deemed to commence if the amount of any dividend or any redemption price due (if such Default is not solely due to our willful failure) is deposited irrevocably in trust, in same-day funds with the Redemption and Paying Agent by 12:00 noon, New York City time, on a Business Day that is not later than three Business Days after the applicable Dividend Payment Date or Redemption Date, together with an amount equal to the Default Rate applied to the amount and period of such non-payment based on the actual number of calendar days comprising such period divided by 360.
Restrictions on Dividend, Redemption, Other Payments and Issuance of Debt
No full dividends and distributions will be declared or paid on Term Preferred Stock for any Dividend Period, or a part of a Dividend Period, unless the full cumulative dividends and distributions due through the most recent dividend payment dates for all outstanding shares of Preferred Stock (including shares of other series of Term Preferred Stock, if any) have been, or contemporaneously are, declared and paid through the most recent dividend payment dates for each share of Preferred Stock. If full cumulative dividends and distributions due have not been paid on all outstanding shares of Preferred Stock of any series, any dividends and distributions being declared and paid on Term Preferred Stock will be declared and paid as nearly pro rata as possible in proportion to the respective amounts of dividends and distributions accumulated but unpaid on the shares of each such series of Preferred Stock on the relevant dividend payment date. No holders of Term Preferred Stock will be entitled to any dividends and distributions in excess of full cumulative dividends and distributions as provided in the Articles Supplementary.
For so long as any shares of Term Preferred Stock are outstanding, we will not: (x) declare any dividend or other distribution (other than a dividend or distribution paid in Common Stock) in respect of the Common Stock, (y) call for redemption, redeem, purchase or otherwise acquire for consideration any such Common Stock, or (z) pay any proceeds of the liquidation of the Company in respect of such Common Stock, unless, in each case, (A) immediately thereafter, we will be in compliance with the 200% asset coverage limitations set forth under the 1940 Act with respect to a class of senior security which is stock, after deducting the amount of such dividend or distribution or redemption or purchasing price or liquidation proceeds, (B) all cumulative dividends and distributions of shares of all series of Term Preferred Stock and all other series of Preferred Stock, if any, ranking on parity with the Term Preferred Stock due on or prior to the date of the applicable dividend, distribution, redemption, purchase or acquisition shall have been declared and paid (or shall have been declared and sufficient funds or Deposit Securities as permitted by the terms of such Preferred Stock for the payment thereof shall have been deposited irrevocably with the applicable paying agent) and (C) we have deposited Deposit Securities with the Redemption and Paying Agent in accordance with the requirements described herein with respect to outstanding Term Preferred Stock of any series to be redeemed pursuant to a Term Redemption or asset coverage mandatory redemption resulting from the failure to comply with the asset coverage requirements as described below for which a Notice of Redemption shall have been given or shall have been required to be given in accordance with the terms described herein on or prior to the date of the applicable dividend, distribution, redemption, purchase or acquisition.
Except as required by law, we will not redeem any shares of Term Preferred Stock unless all accumulated and unpaid dividends and other distributions on all outstanding shares of Term Preferred Stock and other series of Preferred Stock, if any, ranking on parity with the Term Preferred Stock with respect to dividends and distributions for all applicable past dividend periods (whether or not earned or declared by us) (x) will have been or are contemporaneously paid or (y) will have been or are contemporaneously declared and Deposit Securities or sufficient funds (in accordance with the terms of such Preferred Stock) for the payment of such dividends and other distributions will have been or are contemporaneously deposited with the Redemption and Paying Agent or other applicable paying agent, provided, however, that the foregoing will not prevent the purchase or acquisition of outstanding shares of Term Preferred Stock pursuant to an otherwise lawful purchase or exchange offer made on the same terms to holders of all outstanding shares of Term Preferred Stock and any other series of Preferred Stock, if any, for which all accumulated and unpaid dividends and distributions have not been paid.
We may issue debt in one or more classes or series. Under the 1940 Act, we may not (1) declare any dividend with respect to any Preferred Stock if, at the time of such declaration (and after giving effect thereto), our asset coverage with respect to any of our borrowings that are senior securities representing indebtedness (as determined in accordance with Section 18(h) under the 1940 Act), would be less than 200% (or such other percentage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities representing indebtedness of a closed-end investment company as a condition of declaring dividends on its Preferred Stock) or (2) declare any other distribution on the Preferred Stock or purchase or redeem Preferred Stock if at the time of the declaration or redemption (and after giving effect thereto), asset coverage with respect to such borrowings that are senior securities representing indebtedness would be less than 200% (or such higher percentage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities representing indebtedness of a closed-end investment company as a condition of declaring distributions, purchases or redemptions of its shares). "Senior securities representing indebtedness" generally means any bond, debenture, note or similar obligation or instrument constituting a security (other than shares of capital stock) and evidencing indebtedness and could include our obligations under any borrowings. For purposes of determining our asset coverage for senior securities representing indebtedness in connection with the payment of dividends or other distributions on or purchases or redemptions of stock, the term senior security does not include any promissory note or other evidence of indebtedness issued in consideration of any loan, extension or renewal thereof, made by a bank or other person and privately arranged, and not intended to be publicly distributed. The term senior security also does not include any such promissory note or other evidence of indebtedness in any case where such a loan is for temporary purposes only and in an amount not exceeding 5% of the value of our total assets at the time when the loan is made; a loan is presumed under the 1940 Act to be for temporary purposes if it is repaid within 60 calendar days and is not extended or renewed; otherwise such loan is presumed not to be for temporary purposes.
Redemption
Term Redemption.  We are required to provide for the mandatory redemption, or the Term Redemption, of all of the Series G Term Preferred Stock on [___], which we refer to as the Term Redemption Date, at a redemption price equal to the Liquidation Preference per share plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared but excluding interest thereon) to (but excluding) the Term Redemption Date, which we refer to as the Term Redemption Price.

Mandatory Redemption for Asset Coverage.  In addition to the asset coverage requirements imposed on us by the 1940 Act, if we fail to have asset coverage of at least 200% as provided in the Articles Supplementary and such failure is not cured as of the close of business on the Asset Coverage Cure Date, we will fix a redemption date and proceed to redeem the number of shares of Preferred Stock as described below at a price per share equal to the liquidation price per share of the applicable Preferred Stock, which in the case of the Term Preferred Stock is equal to the Liquidation Preference per share plus accumulated but unpaid dividends and distributions thereon (whether or not earned or declared but excluding interest thereon) to (but excluding) the date fixed for redemption by our Board of Directors. We will redeem out of funds legally available the number of shares of Preferred Stock (which may include at our sole option any number or proportion of Term Preferred Stock) equal to the lesser of (i) the minimum number of shares of Preferred Stock, the redemption of which, if deemed to have occurred immediately prior to the opening of business on the Asset Coverage Cure Date, would result in us having asset coverage of at least 200% as of the date that such redemption is made and (ii) the maximum number of shares of Preferred Stock that can be redeemed out of funds expected to be legally available in accordance with our Charter and applicable law. Notwithstanding the foregoing sentence, in the event that shares of Preferred Stock are redeemed pursuant to the Articles Supplementary, we may at our sole option, but are not required to, redeem a sufficient number of shares of Term Preferred Stock that, when aggregated with other shares of Preferred Stock redeemed by us, permits us to have with respect to the shares of Preferred Stock (including Term Preferred Stock) remaining outstanding after such redemption, asset coverage on such Asset Coverage Cure Date of as much as 285%. We will effect a redemption on the date fixed by us, which date will not be later than 90 calendar days after the Asset Coverage Cure Date, except that if we do not have funds legally available for the redemption of all of the required number of shares of Term Preferred Stock and other shares of Preferred Stock which have been designated to be redeemed or we otherwise are unable to effect such redemption on or prior to 90 calendar days after the Asset Coverage Cure Date, we will redeem those shares of Term Preferred Stock and other shares of Preferred Stock which we were unable to redeem on the earliest practicable date on which we are able to effect such redemption.
Optional Redemption.  After [___] (any such date, an Optional Redemption Date), we may redeem in whole or from time to time in part outstanding Term Preferred Stock, at a redemption price equal to the Liquidation Preference, plus an amount equal to all unpaid dividends and distributions accumulated to (but excluding) the Optional Redemption Date (whether or not earned or declared by us, but excluding interest thereon), or the “Optional Redemption Price”.
Subject to the provisions of the Articles Supplementary and applicable law, our Board of Directors will have the full power and authority to prescribe the terms and conditions upon which shares of Term Preferred Stock will be redeemed from time to time.
We may not on any date deliver a notice of redemption to redeem any shares of Term Preferred Stock pursuant to the optional redemption provisions described above unless on such date we have available Deposit Securities for the Optional Redemption Date contemplated by such notice of redemption having a Market Value not less than the amount (including any applicable premium) due to holders of shares of Term Preferred Stock by reason of the redemption of such shares of Term Preferred Stock on such Optional Redemption Date.
Redemption Procedures.  We will file a notice of our intention to redeem with the SEC so as to provide the 30 calendar day notice period contemplated by Rule 23c-2 under the 1940 Act, or such shorter notice period as may be permitted by the SEC or its staff.
If we shall determine or be required to redeem, in whole or in part, shares of Term Preferred Stock, we will deliver a notice of redemption, or a Notice of Redemption, by overnight delivery, by first class mail, postage prepaid or by electronic means to the holders of such shares of Term Preferred Stock to be redeemed, or request the Redemption and Paying Agent, on our behalf, to promptly do so by overnight delivery, by first class mail or by electronic means. A Notice of Redemption will be provided not more than 60 and not less than 30 calendar days prior to the date fixed for redemption in such Notice of Redemption, which we refer to as the Redemption Date. If fewer than all of the outstanding shares of Term Preferred Stock are to be redeemed pursuant to either the asset coverage mandatory redemption provisions or the optional redemption provisions, the shares of Term Preferred Stock to be redeemed will be selected either (1) pro rata among Term Preferred Stock or (2) by lot. If fewer than all shares of Term Preferred Stock held by any holder are to be redeemed, the Notice of Redemption mailed to such holder shall also specify the number of shares of Term Preferred Stock to be redeemed from such holder or the method of determining such number. We may provide in any Notice of Redemption relating to a redemption contemplated to be effected pursuant to the Articles Supplementary that such redemption is subject to one or more conditions precedent and that we will not be required to effect such redemption unless each such condition has been satisfied. No defect in any Notice of Redemption or delivery thereof will affect the validity of redemption proceedings except as required by applicable law.
If we give a Notice of Redemption, then at any time from and after the giving of such Notice of Redemption and prior to 12:00 noon, New York City time, on the Redemption Date (so long as any conditions precedent to such redemption have been met or waived by us), we will (i) deposit with the Redemption and Paying Agent Deposit Securities having an aggregate Market

Value at the time of deposit no less than the redemption price of the shares of Term Preferred Stock to be redeemed on the Redemption Date and (ii) give the Redemption and Paying Agent irrevocable instructions and authority to pay the applicable redemption price to the holders of shares of Term Preferred Stock called for redemption on the Redemption Date.
Upon the date of the deposit of Deposit Securities by us for purposes of redemption of shares of Term Preferred Stock, all rights of the holders of Term Preferred Stock so called for redemption shall cease and terminate except the right of the holders thereof to receive the Term Redemption Price, Mandatory Redemption Price or Optional Redemption Price thereof, as applicable (any of the foregoing referred to in this prospectus as the Redemption Price, and such shares of Term Preferred Stock will no longer be deemed outstanding for any purpose whatsoever (other than the transfer thereof prior to the applicable Redemption Date and other than the accumulation of dividends on such stock in accordance with the terms of the Term Preferred Stock up to (but excluding) the applicable Redemption Date). We will be entitled to receive, promptly after the Redemption Date, any Deposit Securities in excess of the aggregate Redemption Price of shares of Term Preferred Stock called for redemption on the Redemption Date. Any Deposit Securities so deposited that are unclaimed at the end of 90 calendar days from the Redemption Date will, to the extent permitted by law, be repaid to us, after which the holders of shares of Term Preferred Stock so called for redemption shall look only to us for payment of the Redemption Price. We will be entitled to receive, from time to time after the Redemption Date, any interest on the Deposit Securities so deposited.
On or after a Redemption Date, each holder of shares of Term Preferred Stock in certificated form (if any) that are subject to redemption will surrender the certificate(s) representing such shares of Term Preferred Stock to us at the place designated in the Notice of Redemption and will then be entitled to receive the Redemption Price, without interest, and in the case of a redemption of fewer than all shares of Term Preferred Stock represented by such certificate(s), a new certificate representing shares of Term Preferred Stock that were not redeemed.
If any redemption for which a Notice of Redemption has been provided is not made by reason of the absence of our legally available funds in accordance with the Articles Supplementary and applicable law, such redemption shall be made as soon as practicable to the extent such funds become available. No Redemption Default will be deemed to have occurred if we have failed to deposit in trust with the Redemption and Paying Agent the applicable Redemption Price with respect to any shares where (1) the Notice of Redemption relating to such redemption provided that such redemption was subject to one or more conditions precedent and (2) any such condition precedent has not been satisfied at the time or times and in the manner specified in such Notice of Redemption. Notwithstanding the fact that a Notice of Redemption has been provided with respect to any shares of Term Preferred Stock, dividends may be declared and paid on such shares of Term Preferred Stock in accordance with their terms if Deposit Securities for the payment of the Redemption Price of such shares of Term Preferred Stock shall not have been deposited in trust with the Redemption and Paying Agent for that purpose.
We may, in our sole discretion and without a stockholder vote, modify the redemption procedures with respect to notification of redemption for the Term Preferred Stock, provided that such modification does not materially and adversely affect the holders of Term Preferred Stock or cause us to violate any applicable law, rule or regulation.
Liquidation Rights
In the event of any liquidation, dissolution or winding up of our affairs, whether voluntary or involuntary, the holders of the Series G Term Preferred Stock will be entitled to receive out of our assets available for distribution to stockholders, after satisfying claims of creditors but before any distribution or payment will be made in respect of the Common Stock, a liquidation distribution equal to the Liquidation Preference of $25 per share, plus an amount equal to all unpaid dividends and distributions accumulated to (but excluding) the date fixed for such distribution or payment (whether or not earned or declared by us, but excluding interest thereon), and such holders will be entitled to no further participation in any distribution or payment in connection with any such liquidation, dissolution or winding up. If, upon any liquidation, dissolution or winding up of our affairs, whether voluntary or involuntary, our assets available for distribution among the holders of all Term Preferred Stock, and any other outstanding shares of Preferred Stock, if any, will be insufficient to permit the payment in full to such holders of Term Preferred Stock of the Liquidation Preference plus accumulated and unpaid dividends and distributions and the amounts due upon liquidation with respect to such other shares of Preferred Stock, then the available assets will be distributed among the holders of such Term Preferred Stock and such other series of Preferred Stock ratably in proportion to the respective preferential liquidation amounts to which they are entitled. In connection with any liquidation, dissolution or winding up of our affairs whether voluntary or involuntary, unless and until the Liquidation Preference on each outstanding share of Term Preferred Stock plus accumulated and unpaid dividends and distributions has been paid in full to the holders of Term Preferred Stock, no dividends, distributions or other payments will be made on, and no redemption, repurchase or other acquisition by us will be made by us in respect of, the Common Stock.
Neither the sale of all or substantially all of the property or business of the Company, nor the merger, consolidation or our reorganization into or with any other business or corporation, statutory trust or other entity, nor the merger, consolidation or reorganization of any other business or corporation, statutory trust or other entity into or with us will be a dissolution, liquidation or winding up, whether voluntary or involuntary, for purposes of the provisions relating to liquidation set forth in the Articles Supplementary.
Voting Rights
Except as otherwise provided in our Charter, the Articles Supplementary, or as otherwise required by applicable law, each holder of Term Preferred Stock will be entitled to one vote for each share of Term Preferred Stock held by such holder on each matter submitted to a vote of our stockholders and the holders of outstanding shares of any Preferred Stock, including the Term Preferred Stock, will vote together with holders of Common Stock as a single class. Under applicable rules of the NYSE, we are currently required to hold annual meetings of stockholders.
In addition, the holders of outstanding shares of any Preferred Stock, including the Term Preferred Stock, will be entitled, as a class, to the exclusion of the holders of all other securities and classes of Common Stock, to elect two of our directors at all times (regardless of the total number of directors serving on the Board of Directors). We refer to these directors as the Preferred Directors. The holders of outstanding shares of Common Stock and Preferred Stock, including Term Preferred Stock, voting together as a single class, will elect the balance of our directors. Under our charter, our directors are divided into three classes. Each class consists, as nearly as possible, of one-third of the total number of directors, and each class has a three-year term. At each annual meeting of our stockholders, the successors to the class of directors whose term expires at such meeting will be elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election. One of our Preferred Directors will be up for election at the annual meeting of our stockholders held in 2020 and the other Preferred Director will be up for election at the annual meeting of our stockholders held in 2021.
Notwithstanding the foregoing, if (1) at the close of business on any dividend payment date for dividends on any outstanding share of any Preferred Stock, including any outstanding shares of Term Preferred Stock, accumulated dividends (whether or not earned or declared) on the shares of Preferred Stock, including the Term Preferred Stock, equal to at least two full years’ dividends shall be due and unpaid and sufficient cash or specified securities shall not have been deposited with the Redemption and Paying Agent or other applicable paying agent for the payment of such accumulated dividends; or (2) at any time holders of any shares of Preferred Stock are entitled under the 1940 Act to elect a majority of our directors (a period when either of the foregoing conditions exists, a Voting Period), then the number of members constituting our Board of Directors will automatically be increased by the smallest number that, when added to the two directors elected exclusively by the holders of shares of any Preferred Stock, including the Term Preferred Stock, as described above, would constitute a majority of our Board of Directors as so increased by such smallest number; and the holders of the shares of Preferred Stock, including the Term Preferred Stock, will be entitled as a class on a one-vote-per-share basis, to elect such additional directors. The terms of office of the persons who are directors at the time of that election will not be affected by the election of the additional directors. If we thereafter shall pay, or declare and set apart for payment, in full dividends payable on all outstanding shares of Preferred Stock, including Term Preferred Stock, for all past dividend periods, or the Voting Period is otherwise terminated, (1) the voting rights stated above shall cease, subject always, however, to the revesting of such voting rights in the holders of shares of Preferred Stock upon the further occurrence of any of the events described herein, and (2) the terms of office of all of the additional directors so elected will terminate automatically. Any Preferred Stock, including Term Preferred Stock, issued after the date hereof will vote with Term Preferred Stock as a single class on the matters described above, and the issuance of any other Preferred Stock, including Term Preferred Stock, by us may reduce the voting power of the holders of Term Preferred Stock.
As soon as practicable after the accrual of any right of the holders of shares of Preferred Stock to elect additional directors as described above, we will call a special meeting of such holders and notify the Redemption and Paying Agent and/or such other person as is specified in the terms of such Preferred Stock to receive notice, (i) by mailing or delivery by electronic means or (ii) in such other manner and by such other means as are specified in the terms of such Preferred Stock, a notice of such special meeting to such holders, such meeting to be held not less than 10 nor more than 30 calendar days after the date of the delivery by electronic means or mailing of such notice. If we fail to call such a special meeting, it may be called at our expense by any such holder on like notice. The record date for determining the holders of shares of Preferred Stock entitled to notice of and to vote at such special meeting shall be the close of business on the fifth Business Day preceding the calendar day on which such notice is mailed. At any such special meeting and at each meeting of holders of shares of Preferred Stock held during a Voting Period at which directors are to be elected, such holders, voting together as a class (to the exclusion of the holders of all our other securities and classes of capital stock), will be entitled to elect the number of additional directors prescribed above on a one-vote-per-share basis.
Except as otherwise permitted by the terms of the Articles Supplementary, so long as any shares of Term Preferred Stock are outstanding, we will not, without the affirmative vote or consent of the holders of at least two-thirds of shares of Term Preferred Stock, voting together as a separate class, amend, alter or repeal the provisions of the Charter, including the Articles Supplementary, whether by merger, consolidation or otherwise, so as to materially and adversely affect any preference, right or power of the Term Preferred Stock or the holders thereof; provided, however, that (i) a change in our capitalization as described under the heading “- Issuance of Additional Preferred Stock” will not be considered to materially and adversely affect the rights and preferences of Term Preferred Stock, and (ii) a division of a share of Term Preferred Stock will be deemed to affect such preferences, rights or powers only if the terms of such division materially and adversely affect the holders of Term Preferred Stock. For purposes of the foregoing, no matter shall be deemed to adversely affect any preference, right or power of a share of Term Preferred Stock of such series or the holder thereof unless such matter (i) alters or abolishes any preference, right or power of such share of Term Preferred Stock, or (ii) creates, alters or abolishes any right in respect of redemption of such Term Preferred Stock (other than as a result of a division of such Term Preferred Stock). So long as any shares of Term Preferred Stock are outstanding, we will not, without the affirmative vote or consent of at least 66 2/3% of the holders of the shares of Term Preferred Stock outstanding at the time, voting as a separate class, file a voluntary application for relief under federal bankruptcy law or any similar application under state law for so long as we are solvent and do not foresee becoming insolvent.
The affirmative vote of the holders of at least a “majority of the shares of Preferred Stock,” including the shares of Term Preferred Stock outstanding at the time, voting as a separate class, will be required (i) to approve any plan of “reorganization” (as such term is defined in Section 2(a)(33) of the 1940 Act) adversely affecting such shares of Preferred Stock or (ii) any action requiring a vote of stockholders pursuant to Section 13(a) of the 1940 Act. For purposes of the foregoing, the vote of a “majority of the outstanding shares of Preferred Stock” means the vote at an annual or special meeting duly called of (a) 67% or more of such shares present at a meeting, if the holders of more than 50% of such outstanding shares are present or represented by proxy at such meeting, or (b) more than 50% of such outstanding shares, whichever is less.
For purposes of determining any rights of the holders of Term Preferred Stock to vote on any matter, whether such right is created by the Articles Supplementary, by the provisions of the Charter, by statute or otherwise, no holder of Term Preferred Stock will be entitled to vote any shares of Term Preferred Stock and no share of Term Preferred Stock will be deemed to be “outstanding” for the purpose of voting or determining the number of shares required to constitute a quorum if, prior to or concurrently with the time of determination of shares entitled to vote or the time of the actual vote on the matter, as the case may be, the requisite Notice of Redemption with respect to such Term Preferred Stock will have been given in accordance with the Articles Supplementary, and the Redemption Price for the redemption of such shares of Term Preferred Stock will have been irrevocably deposited with the Redemption and Paying Agent for that purpose. No shares of Term Preferred Stock held by us will have any voting rights or be deemed to be outstanding for voting or for calculating the voting percentage required on any other matter or other purposes.
Unless otherwise required by law or the Charter, holders of Term Preferred Stock will not have any relative rights or preferences or other special rights with respect to voting other than those specifically set forth in the “Voting Rights” section of the Articles Supplementary. The holders of shares of Term Preferred Stock will have no rights to cumulative voting. In the event that we fail to declare or pay any dividends on Term Preferred Stock, the exclusive remedy of the holders will be the right to vote for additional directors as discussed above; provided that the foregoing does not affect our obligation to accumulate and, if permitted by applicable law and the Articles Supplementary, pay dividends at the Default Rate as discussed above.
Issuance of Additional Preferred Stock
So long as any shares of Term Preferred Stock are outstanding, we may, without the vote or consent of the holders thereof, authorize, establish and create and issue and sell shares of one or more series of a class of our senior securities representing stock under Section 18 of the 1940 Act, ranking on parity with the Term Preferred Stock as to payment of dividends and distribution of assets upon dissolution, liquidation or the winding up of our affairs, in addition to then outstanding shares of Term Preferred Stock, including additional series of Term Preferred Stock, and authorize, issue and sell additional shares of any such series of Preferred Stock then outstanding or so established and created, including additional Term Preferred Stock, in each case in accordance with applicable law, provided that we will, immediately after giving effect to the issuance of such additional Preferred Stock and to its receipt and application of the proceeds thereof, including to the redemption of Preferred Stock with such proceeds, have asset coverage of at least 200%.
Actions on Other than Business Days
Unless otherwise provided in the Articles Supplementary, if the date for making any payment, performing any act or exercising any right is not a Business Day, such payment will be made, act performed or right exercised on the next succeeding Business Day, with the same force and effect as if made or done on the nominal date provided therefor, and, with respect to any payment so made, no dividends, interest or other amount will accrue for the period between such nominal date and the date of payment.
Modification
The Board of Directors, without the vote of the holders of Term Preferred Stock, may interpret, supplement or amend the provisions of the Articles Supplementary or any appendix thereto to supply any omission, resolve any inconsistency or ambiguity or to cure, correct or supplement any defective or inconsistent provision, including any provision that becomes defective after the date hereof because of impossibility of performance or any provision that is inconsistent with any provision of any other Preferred Stock.

CERTAIN U.S. FEDERAL INCOME TAX CONSIDERATIONS
The following is a description of the material U.S. federal income tax consequences of owning and disposing of shares of the Series G Term Preferred Stock and of some of the important U.S. federal income tax considerations affecting us. The discussion below provides general tax information related to an investment in the Series G Term Preferred Stock, but this discussion does not purport to be a complete description of the U.S. federal income tax consequences of an investment in the Series G Term Preferred Stock. For example, we have not described tax consequences that may be relevant to certain types of holders subject to special treatment under U.S. federal income tax laws, including stockholders subject to the alternative minimum tax, tax-exempt organizations, insurance companies, stockholders that hold their Series G Term Preferred Stock as part of a straddle or hedge, dealers in securities, traders in securities that elect to use a market-to-market method of accounting for their securities holdings, pension plans and trusts, and financial institutions. This summary assumes that investors hold the Series G Term Preferred Stock as capital assets (within the meaning of the Code). The discussion is based upon the Code, regulations issued by the U.S. Department of Treasury under the Code, or the “Treasury Regulations,” and administrative and judicial interpretations, each as of the date of this prospectus and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion. We have not sought and will not seek any ruling from the Internal Revenue Service regarding this offering. This summary does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax.
A “U.S. preferred stockholder” generally is a beneficial owner of shares of Series G Term Preferred Stock who is for U.S. federal income tax purposes:

•	A citizen or individual resident of the United States;

•	A corporation or other entity treated as a corporation, for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any political subdivision thereof;

•
A trust, if a court in the United States has primary supervision over its administration and one or more U.S. persons have the authority to control all decisions of the trust, or the trust has a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person; or

•	An estate, the income of which is subject to U.S. federal income taxation regardless of its source.

A “non-U.S. preferred stockholder” generally is a beneficial owner of shares of Series G Term Preferred Stock that is not a U.S. preferred stockholder.

If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds shares of Series G Term Preferred Stock, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. A prospective holder that is a partner in a partnership holding shares of Series G Term Preferred Stock should consult his, her or its tax advisers with respect to the purchase, ownership and disposition of shares of Series G Term Preferred Stock.

Tax matters are very complicated and the tax consequences to an investor of an investment in shares of Series G Term Preferred Stock will depend on the facts of his, her or its particular situation. We encourage investors to consult their own tax advisers regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of U.S. federal, state, local and foreign tax laws, eligibility for the benefits of any applicable tax treaty and the effect of any possible changes in the tax laws.

Election to be Taxed as a RIC

We have elected, effective as of the date of our formation, to be treated as a RIC under Subchapter M of the Code. As a RIC, we generally will not have to pay corporate-level federal income taxes on any income that we distribute to our stockholders from our tax earnings and profits. To qualify as a RIC, we must, among other things, meet certain source-of income and asset diversification requirements (as described below). In addition, in order to obtain RIC tax treatment, we must distribute to our stockholders, for each taxable year, at least 90% of our “investment company taxable income,” which is generally our net ordinary income plus the excess, if any, of realized net short-term capital gains over realized net long-term capital losses, the the “Annual Distribution Requirement.”

Taxation as a Regulated Investment Company

If we:

•	qualify as a RIC; and

•	satisfy the Annual Distribution Requirement,

then we will not be subject to U.S. federal income tax on the portion of our income we distribute (or are deemed to distribute) to stockholders (including shares of Series G Term Preferred Stock). We will be subject to U.S. federal income tax at the regular corporate rates on any income or capital gains not distributed (or deemed distributed) to our stockholders. We will be subject to a 4% nondeductible federal excise tax on certain undistributed income unless we distribute in a timely manner an amount at least equal to the sum of (1) 98% of our net ordinary income for each calendar year, (2) 98.2% of our capital gain net income for the one-year period ending October 31 in that calendar year and (3) any income recognized, but not distributed, in preceding years and on which we paid no federal income tax, or the Excise Tax Avoidance Requirement. We generally will endeavor in each taxable year to avoid any U.S. federal excise tax on our earnings.

In order to qualify as a RIC for U.S. federal income tax purposes, we must, among other things:

•
derive in each taxable year at least 90% of our gross income from dividends, interest, payments with respect to certain securities, loans, gains from the sale of stock or other securities, net income from certain “qualified publicly traded partnerships,” or other income derived with respect to our business of investing in such stock or securities, or the 90% Income Test; and

•	diversify our holdings so that at the end of each quarter of the taxable year:

•
at least 50% of the value of our assets consists of cash, cash equivalents, U.S. Government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of our assets and more than 10% of the outstanding voting securities of the issuer; and

•
no more than 25% of the value of our assets is invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer, of two or more issuers that are controlled, as determined under applicable Code rules, by us and that are engaged in the same or similar or related trades or businesses or of certain “qualified publicly traded partnerships,” or the Diversification Tests.

For purposes of the Income Test, income that we earn from equity interests in certain entities that are not treated as corporations or as qualified publicly traded partnerships for U.S. federal income tax purposes (e.g., certain CLOs that are treated as partnerships) will generally have the same character for us as in the hands of such an entity; consequently, we may be required to limit our equity investments in any such entities that earn fee income, rental income, or other nonqualifying income.

Some of the income and fees that we may recognize will not satisfy the Income Test. In order to ensure that such income and fees do not disqualify us as a RIC for a failure to satisfy such test, we may be required to recognize such income and fees indirectly through one or more entities treated as corporations for U.S. federal income tax purposes. Such corporations will be required to pay U.S. corporate income tax on their earnings, which ultimately will reduce our return on such income and fees.

For U.S. federal income tax purposes, we may be required to recognize taxable income in circumstances in which we do not receive a corresponding payment in cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with PIK interest or, in certain cases, increasing interest rates or debt instruments that were issued with warrants), we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. We may also have to include in income other amounts that we have not yet received in cash, such as deferred loan origination fees that are paid after origination of the loan or are paid in non-cash compensation such as warrants or stock. We anticipate that a portion of our income may constitute original issue discount or other income required to be included in taxable income prior to receipt of cash.

Because any original issue discount or other amounts accrued will be included in our investment company taxable income for the year of the accrual, we may be required to make a distribution to our stockholders in order to satisfy the Annual Distribution Requirement, even though we will not have received all of the corresponding cash amount. As a result, we may have difficulty meeting the annual distribution requirement necessary to qualify for and maintain RIC tax treatment under the Code. We may have to sell some of our investments at times and/or at prices we would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If we are not able to obtain cash from other sources, we may fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax.

We may invest (directly or indirectly through an investment in an equity interest in a CLO treated as a partnership for U.S. federal income tax purposes) a portion of our net assets in below investment grade, or “junk,” instruments. Investments in these types of instruments may present special tax issues for us. U.S. federal income tax rules are not entirely clear about issues such as when we may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless instruments, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a bankruptcy or workout context are taxable. These and other issues will be addressed by us to the extent necessary in order to seek to ensure that we distribute sufficient income that we do not become subject to U.S. federal income or excise tax.

Although we do not presently expect to do so, we are authorized to borrow funds and to sell assets in order to satisfy distribution requirements. However, under the 1940 Act, we are not permitted to make distributions to our stockholders while our debt obligations and other senior securities are outstanding unless certain “asset coverage” tests are met. See “Regulation-Senior Securities” in the SAI. Moreover, our ability to dispose of assets to meet our distribution requirements may be limited by (1) the illiquid nature of our portfolio and/or (2) other requirements relating to our status as a RIC, including the Diversification Tests. If we dispose of assets in order to meet the Annual Distribution Requirement or the Excise Tax Avoidance
Requirement, we may make such dispositions at times that, from an investment standpoint, are not advantageous.

We anticipate that the CLOs in which we invest may constitute “passive foreign investment companies,” or “PFICs.” If we acquire shares in a PFIC (including equity tranche investments in CLOs that are PFICs), we may be subject to federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by us to our stockholders. Additional charges in the nature of interest may be imposed on us in respect of deferred taxes arising from any such excess distributions or gains. If we invest in a PFIC and elect to treat the PFIC as a “qualified electing fund” under the Code, or a “QEF,” in lieu of the foregoing requirements, we will be required to include in income each year our proportionate share of the ordinary earnings and net capital gain of the PFIC, even if such income is not distributed to us. Alternatively, we can elect to mark-to-market at the end of each taxable year our shares in a PFIC; in this case, we will recognize as ordinary income any increase in the value of such shares, and as ordinary loss any decrease in such value to the extent it does not exceed prior increases included in our income. Under either election, we may be required to recognize in a year income in excess of our distributions from PFICs and our proceeds from dispositions of PFIC stock during that year, and we must distribute such income to satisfy the Annual Distribution Requirement and the Excise Tax Avoidance
Requirement.

If we hold more than 10% of the shares in a foreign corporation that is treated as a controlled foreign corporation, or “CFC,” (including equity tranche investments in a CLO treated as a CFC), we may be treated as receiving a deemed distribution (taxable as ordinary income) each year from such foreign corporation in an amount equal to our pro rata share of the corporation’s income for the tax year (including both ordinary earnings and capital gains), whether or not the corporation makes an actual distribution during such year. This deemed distribution is required to be included in the income of a U.S. Shareholder of a CFC regardless of whether the shareholder has made a QEF election with respect to such CFC. In general, a foreign corporation will be classified as a CFC if more than 50% of the shares of the corporation, measured by reference to combined voting power or value, is owned (directly, indirectly or by attribution) by U.S. Shareholders. A “U.S. Shareholder,” for this purpose, is any U.S. person that possesses (actually or constructively) 10% or more of the combined voting power of all classes of shares of a corporation or 10% or more of the total value of all classes of stock entitled to vote. If we are treated as receiving a deemed distribution from a CFC, we will be required to include such distribution in our investment company taxable income regardless of whether we receive any actual distributions from such CFC, and we must distribute such income to satisfy the Annual Distribution Requirement and the Excise Tax Avoidance Requirement.

Income inclusions from a QEF or a CFC will be “good income” for purposes of the 90% Income Test provided that they are derived in connection with our business of investing in stocks and securities or the QEF or the CFC distribute such income to us in the same taxable year to which the income is included in our income.

Legislation enacted in 2010 imposes a withholding tax of 30% on payments of U.S. source interest and dividends paid after December 31, 2013, or gross proceeds from the disposition of an instrument that produces U.S. source interest or dividends paid after December 31, 2016, to certain non-U.S. entities, including certain non-U.S. financial institutions and investment funds, unless such non-U.S. entity complies with certain reporting requirements regarding its United States account holders and its United States owners. The CLOs in which we invest may be treated as non-U.S. financial entities for this purpose, and therefore would be required to comply with these reporting requirements to avoid the 30% withholding. If a CLO in which we invest fails to properly comply with these reporting requirements, it could reduce the amounts available to distribute to equity and junior debt tranche holders in such CLO, which could materially and adversely affect our operating results and cash flows.

Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time we accrue income, expenses or other liabilities denominated in a foreign currency and the time we actually collect such income or pay such expenses or liabilities are generally treated as ordinary income or loss. Similarly, gains or losses on foreign currency forward contracts and the disposition of debt obligations denominated in a foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.

Gain or loss realized by us from the sale or exchange of warrants acquired by us as well as any loss attributable to the lapse of such warrants generally will be treated as capital gain or loss. The treatment of such gain or loss as long-term or short-term will depend on how long we held a particular warrant. Upon the exercise of a warrant acquired by us, our tax basis in the stock purchased under the warrant will equal the sum of the amount paid for the warrant plus the strike price paid on the exercise of the warrant.

Certain of our investment practices are subject to special and complex U.S. federal income tax provisions that may, among other things, (i) convert dividends that would otherwise constitute qualified dividend income into ordinary income, (ii) treat dividends that would otherwise be eligible for the corporate dividends received deduction as ineligible for such treatment, (iii) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (iv) convert long-term capital gains into short-term capital gains or ordinary income, (v) convert an ordinary loss or deduction into a capital loss (the deductibility of which is more limited), (vi) cause us to recognize income or gain without a corresponding receipt of cash, (vii) adversely alter the characterization of certain complex financial transactions, and (viii) produce income that will not qualify as good income for purposes of the income requirement that applies to RICs. While we may not always be successful in doing so, we will seek to avoid or minimize the adverse tax consequences of our investment practices.

The remainder of this discussion assumes that we qualify as a RIC and have satisfied the Annual Distribution Requirement.

Taxation of U.S. Preferred Stockholders

Distributions by us on the Series G Term Preferred Stock generally are taxable to U.S. preferred stockholders as ordinary income or capital gains. Distributions of our “investment company taxable income” (which is, generally, our net ordinary income plus realized net short-term capital gains in excess of realized net long-term capital losses) will be taxable as ordinary income to U.S. preferred stockholders to the extent of our current or accumulated earnings and profits, whether paid in cash or reinvested in additional shares. To the extent such distributions paid by us to non-corporate stockholders (including individuals) are attributable to dividends from U.S. corporations and certain qualified foreign corporations, such distributions, or Qualifying Dividends, may be eligible for a current maximum tax rate of 20%. In this regard, it is anticipated that distributions paid by us on the Series G Term Preferred Stock will generally not be attributable to dividends and, therefore, generally will not qualify for the current 20% maximum rate applicable to Qualifying Dividends. A corporation that owns Series G Term Preferred Stock may be eligible for a dividends received deduction with respect to a portion of an ordinary distribution it receives from us that are attributable to dividends from domestic corporations, provided we properly report the eligible portion and the corporate stockholder satisfies certain holding period requirements. Given our investment strategies, it is not anticipated that a significant portion of our dividends paid on the Series G Term Preferred Stock will be eligible for the dividends received deduction.

Distributions of our net capital gains (which is generally our realized net long-term capital gains in excess of realized net short-term capital losses) properly reported by us as “capital gain dividends” will be taxable to a U.S. preferred stockholder as long-term capital gains that are currently taxable at a current maximum rate of 20% in the case of individuals, trusts or estates, regardless of the U.S. preferred stockholder’s holding period for his, her or its shares and regardless of whether paid in cash or reinvested in additional shares. Distributions in excess of our earnings and profits first will reduce a U.S. preferred stockholder’s adjusted tax basis in such stockholder’s shares and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. preferred stockholder.

The Internal Revenue Service currently requires that a RIC that has two or more classes of stock allocate to each class proportionate amounts of each type of its income (such as ordinary income, capital gains, dividends treated as qualified dividend income and dividends qualifying for the dividends-received deduction) based upon the percentage of total dividends paid to each class for the taxable year. Accordingly, we will allocate capital gain dividends, dividends treated as qualified dividend income and dividends qualifying for the dividends-received deduction, if any, between our shares of preferred stock

(including the Series G Term Preferred Stock) and our common shares in proportion to the total dividends paid to each class with respect to such taxable year.

For purposes of determining (1) whether the Annual Distribution Requirement is satisfied for any year and (2) the amount of dividends paid for that year, we may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If we make such an election, the U.S. preferred stockholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by us in October, November or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by our U.S. preferred stockholders on December 31 of the year in which the dividend was declared.

If an investor purchases shares of Series G Term Preferred Stock shortly before the record date of a distribution, the price of the shares will include the value of the distribution and the investor will be subject to tax on the distribution even though economically it may represent a return of his, her or its investment.

A U.S. preferred stockholder generally will recognize taxable gain or loss if the stockholder sells or otherwise disposes of his, her or its shares of Series G Term Preferred Stock. The amount of gain or loss will be measured by the difference between such stockholder’s adjusted tax basis in the shares sold and the amount of the proceeds received in exchange. Any gain arising from such sale or disposition generally will be treated as long-term capital gain or loss if the stockholder has held his, her or its shares of Series G Term Preferred Stock for more than one year. Otherwise, it will be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of shares of Series G Term Preferred Stock held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received with respect to such shares. In addition, all or a portion of any loss recognized upon a disposition of shares of Series G Term Preferred Stock may be disallowed if other shares of Series G Term Preferred Stock are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition.

Gain or loss, if any, resulting from our redemption of shares of Series G Term Preferred Stock will generally be taxed as gain or loss from a sale or exchange of the Series G Term Preferred Stock rather than as a dividend, but only if the redemption distribution (a) is deemed not to be essentially equivalent to a dividend, (b) is in complete redemption of a holder of Series G Term Preferred Stock’s interest in us, (c) is substantially disproportionate with respect to the holder, or (d) with respect to noncorporate holders, is in partial liquidation of us. For purposes of (a), (b) and (c) above, a holder of Series G Term Preferred Stock’s ownership of our common stock will be taken into account.

A portion of the amount received by a holder of Series G Term Preferred Stock on either the sale, or redemption, of the Series G Term Preferred Stock may be characterized as dividend income to the extent it is attributable to declared but unpaid dividends.

Adjusted cost basis information for covered securities, which generally include shares of a RIC, is required to be reported to the Internal Revenue Service and to taxpayers. Holders of shares of Series G Term Preferred Stock should contact the financial intermediaries through which they hold their shares with respect to reporting of cost basis and available elections for their accounts.

In general, individual U.S. preferred stockholders currently are subject to a maximum federal income tax rate of 20% on their net capital gain (i.e., the excess of realized net long-term capital gains over realized net short-term capital losses), including any long-term capital gain derived from an investment in shares of Series G Term Preferred Stock. Such rate is lower than the maximum rate on ordinary income currently payable by individuals. In addition, individuals with income in excess of $200,000 ($250,000 in the case of married individuals filing jointly) and certain estates and trusts are subject to an additional 3.8% tax on their “net investment income,” which generally includes net income from interest, dividends, annuities, royalties, and rents, and net capital gains (other than certain amounts earned from trades or businesses). Corporate U.S. preferred stockholders currently are subject to federal income tax on net capital gain at the maximum 21% rate also applied to ordinary income. Non-corporate U.S. preferred stockholders with net capital losses for a year (i.e. , capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate stockholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate U.S. preferred stockholders generally may not deduct any net capital losses for a year, but may carry back such losses for three years or carry forward such losses for five years.

If we are not a publicly offered RIC for any period, a non-corporate U.S. preferred stockholder’s pro rata portion of our affected expenses, including our management fees, will be treated as an additional dividend to the stockholder and will be deductible by such stockholder only to the extent permitted under the limitations described below. For non-corporate U.S. preferred stockholders, including individuals, trusts, and estates, significant limitations generally apply to the deductibility of certain expenses of a nonpublicly offered RIC, including advisory fees. In particular, these expenses, referred to as miscellaneous itemized deductions, currently are not deductible by non-corporate U.S. preferred stockholders (and beginning in 2026, will be deductible only to individuals to the extent they exceed 2% of such a non-corporate U.S. preferred stockholders’s adjusted gross income, and will not be deductible for alternative minimum tax purposes). A “publicly offered” RIC is a RIC whose shares are either (i) continuously offered pursuant to a public offering, (ii) regularly traded on an established securities market or (iii) held by at least 500 persons at all times during the taxable year. While we anticipate that we will constitute a publicly offered RIC for the current taxable year, there can be no assurance that we will in fact so qualify for any of our taxable years.

We or the applicable withholding agent (generally, the financial intermediary through which your Series G Term Preferred Stock is held) will send to each of our U.S. preferred stockholders, as promptly as possible after the end of each calendar year, a notice reporting the amounts includible in such U.S. preferred stockholder’s taxable income for such year as ordinary income and as long-term capital gain, and the amount of such distributions, if any, that are eligible for the reduced maximum rate applicable to Qualified Dividends. In addition, the federal tax status of each year’s distributions generally will be reported to the Internal Revenue Service, or IRS (including the amount of dividends, if any, eligible for the current 20% maximum rate).

Distributions may also be subject to additional state, local and foreign taxes depending on a U.S. preferred stockholder’s particular situation.

We may be required to withhold U.S. federal income tax, or backup withholding from all distributions to any noncorporate U.S. preferred stockholder (1) who fails to furnish us with a correct taxpayer identification number or a certificate that such stockholder is exempt from backup withholding or (2) with respect to whom the IRS notifies us that such stockholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual’s taxpayer identification number is his or her social security number. Any amount withheld under backup withholding is allowed as a credit against the U.S. preferred stockholder’s federal income tax liability, provided that proper information is provided to the IRS.

Taxation of Non-U.S. Preferred Stockholders

Whether an investment in the shares of Series G Term Preferred Stock is appropriate for a non-U.S. preferred stockholder will depend upon that person’s particular circumstances. An investment in the shares of Series G Term Preferred Stock by a non-U.S. preferred stockholder may have adverse tax consequences. Non-U.S. preferred stockholders should consult their tax advisers before investing in shares of Series G Term Preferred Stock.

Distributions of our investment company taxable income to non-U.S. preferred stockholders will be subject to U.S. federal withholding tax at a 30% rate (or lower rate provided by an applicable treaty) to the extent of our current and accumulated earnings and profits unless an applicable exception applies. No withholding will be required on such distribtions to the extent that (i) such distributions are properly reported to our non-U.S. preferred stockholders as “interest-related dividends” or “short-term capital gain dividends,” (ii) the distributions are derived from sources specified in the Code for such dividends and (iii) certain other requirements are satisfied. No assurance can be given as to whether any significant amount of our distributions with respect to the Series G Term Preferred Stock would be reported as eligible for this exemption from withholding.

If the distributions with respect to the Series G Term Preferred Stock are effectively connected with a U.S. trade or business of the non-U.S. preferred stockholder (and, if an income tax treaty applies, attributable to a permanent establishment in the United States), no amount of U.S. federal tax will be required to be withheld from such distributions if the non-U.S. preferred stockholder complies with applicable certification and disclosure requirements, although such distributions will be subject to U.S. federal income tax at the rates applicable to U.S. persons.

Special certification requirements apply to a non-U.S. preferred stockholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisers.

Actual or deemed distributions of our net capital gains to a non-U.S. preferred stockholder, and gains realized by a non-U.S. stockholder upon the sale of shares of Series G Term Preferred Stock, will not be subject to U.S. federal withholding tax and generally will not be subject to U.S. federal income tax unless (i) the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the non-U.S. preferred stockholder (and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the non-U.S. preferred stockholder in the United States), or (ii) such non-U.S. preferred stockholder is an individual present in the United States for 183 days or more during the year of the distribution or gain.

For a corporate non-U.S. preferred stockholder, distributions and gains realized upon the sale of shares of Series G Term Preferred Stock that are effectively connected to a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable treaty).

A non-U.S. preferred stockholder who is a non-resident alien individual, and who is otherwise subject to U.S. federal withholding tax, may be subject to information reporting and backup withholding of U.S. federal income tax on distributions unless the non-U.S. preferred stockholder provides us or the dividend paying agent with an IRS Form W-8BEN or IRS Form W-8BEN-E (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a non-U.S. preferred stockholder or otherwise establishes an exemption from backup withholding.

Legislation commonly referred to as the “Foreign Account Tax Compliance Act,” or “FATCA,” generally imposes a 30% withholding tax on payments of certain types of income to foreign financial institutions, or “FFIs,” unless such FFIs either (i) enter into an agreement with the U.S. Treasury to report certain required information with respect to accounts held by U.S. persons (or held by foreign entities that have U.S. persons as substantial owners) or (ii) reside in a jurisdiction that has entered into an intergovernmental agreement, or “IGA” with the United States to collect and share such information and are in compliance with the terms of such IGA and any enabling legislation or regulations. The types of income subject to the tax include U.S. source dividends. While existing U.S. Treasury regulations would also require withholding on payments of the gross proceeds from the sale of any property that could produce U.S. source interest or dividends, the U.S. Treasury Department has indicated in subsequent proposed regulations its intent to eliminate this requirement. The information required to be reported includes the identity and taxpayer identification number of each account holder that is a U.S. person and transaction activity within the holder’s account. In addition, subject to certain exceptions, this legislation also imposes a 30% withholding on payments to foreign entities that are not FFIs unless the foreign entity certifies that it does not have a greater than 10% U.S. owner or provides the withholding agent with identifying information on each greater than 10% U.S. owner. Depending on the status of a Non-U.S. preferred stockholder and the status of the intermediaries through which they hold their shares of Series G Term Preferred Stock, Non-U.S. stockholders could be subject to this 30% withholding tax with respect to distributions on their shares of Series G Term Preferred Stock and potentially proceeds from the sale of their shares. Under certain circumstances, a Non-U.S. preferred stockholder might be eligible for refunds or credits of such taxes.

Non-U.S. preferred stockholder should consult their own tax advisers with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in shares of Series G Term Preferred Stock.

Failure to Qualify as a RIC

If we were unable to qualify for treatment as a RIC, we would be subject to tax on all of our taxable income at regular corporate rates, regardless of whether we make any distributions to our stockholders. Distributions would not be required, and any distributions would be taxable to our stockholders as ordinary dividend income. Subject to certain limitations in the Code, such distributions would be eligible for the current 20% maximum rate to the extent of our current and accumulated earnings and profits. Subject to certain limitations under the Code, corporate distributees would be eligible for the dividends-received deduction. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder’s tax basis, and any remaining distributions would be treated as a capital gain.

CERTAIN EMPLOYEE BENEFIT PLAN AND IRA CONSIDERATIONS
The following is a summary of certain considerations associated with the purchase of the Series G Term Preferred Stock by employee benefit plans that are subject to Title I of the Employee Retirement Income Security Act of 1974, as amended, or “ERISA,” plans, individual retirement accounts, or “IRAs” and other arrangements that are subject to Section 4975 of the Code, and entities whose underlying assets are considered to include “plan assets” of any such plan, account or arrangement, each, a “Benefit Plan”.
ERISA and the Code impose certain duties on persons who are fiduciaries of a Benefit Plan and prohibit certain transactions involving the assets of a Benefit Plan and its fiduciaries or other interested parties. Under ERISA and the Code, any person who exercises any discretionary authority or control over the administration of such a Benefit Plan or the management or disposition of the assets of such a Benefit Plan, or who renders investment advice for a fee or other compensation to such a Benefit Plan, is generally considered to be a fiduciary of the Benefit Plan. Moreover, governmental plans (as defined in Section 3(32) of ERISA), certain church plans (as defined in Section 3(33) of ERISA), and foreign plans (as described in Section 4(b)(4) of ERISA) (each such governmental, church and foreign plan referred to as a “Non-ERISA Plan,” and together with Benefit Plans, referred to herein as “Plans”), are not subject to the fiduciary responsibility provisions of Title I of ERISA or Section 4975 of the Code, but may be subject to state, federal or other laws or regulations substantively similar to such portions of ERISA or Section 4975 of the Code, or “Similar Law”.
In considering an investment in the Series G Term Preferred Stock of a portion of the assets of any Plan, a fiduciary or other person considering the investment should determine whether the investment is in accordance with the documents and instruments governing the Plan and the applicable provisions of ERISA, Section 4975 of the Code and Similar Law including, without limitation, the prudence, diversification, delegation of control and prohibited transaction provisions of ERISA and the Code. The purchase of Series G Term Preferred Stock by a fiduciary for a Plan should be considered in light of such requirements.
In addition, Section 406 of ERISA and Section 4975 of the Code prohibit certain transactions involving the assets of a Benefit Plan and certain persons (referred to as “parties in interest” for purposes of ERISA and “disqualified persons” for purposes of the Code) having certain relationships to such Benefit Plans, unless a statutory or administrative exemption is applicable to the transaction. A party in interest or disqualified person who engaged in a nonexempt prohibited transaction may be subject to excise taxes and other penalties and liabilities under ERISA and/or the Code (or with respect to certain Benefit Plans, such as IRAs, a prohibited transaction may cause the Benefit Plan to lose its tax-exempt status). In this regard, the U.S. Department of Labor has issued certain prohibited transaction class exemptions, or “PTCEs”, that may apply to the purchase of the Series G Term Preferred Stock. These class exemptions include, without limitation, PTCE 84-14 respecting transactions determined by independent qualified professional asset managers, PTCE 90-1 respecting insurance company pooled separate accounts, PTCE 91-38 respecting bank collective investment funds, PTCE 95-60 respecting life insurance company general accounts and PTCE 96-23 respecting transactions determined by in-house asset managers, PTCE 84-24 governing purchases of shares in investment companies and PTCE 75-1 respecting sales of securities. In addition, Section 408(b)(17) of ERISA and Section 4975(d)(20) of the Code each provides a limited exemption, commonly referred to as the “service provider exemption,” from the prohibited transaction provisions of ERISA and Section 4975 of the Code for certain transactions between a Benefit Plan and a person that is a party in interest and/or a disqualified person (other than a fiduciary or an affiliate that, directly or indirectly, has or exercises any discretionary authority or control or renders any investment advice with respect to the assets of any Benefit Plan involved in the transaction) solely by reason of providing services to the Benefit Plan or by relationship to a service provider, provided that the Benefit Plan receives no less, nor pays no more, than adequate consideration. Each of the above-noted exemptions contains conditions and limitations on its application. Fiduciaries of Benefit Plans considering acquiring the Series G Term Preferred Stock in reliance on these exemptions or any other exemption should carefully review the exemption to assure it is applicable. There can be no assurance that all of the conditions of any such exemptions or any other exemption will be satisfied at the time that the Series G Term Preferred Stock are acquired, or thereafter while the Series G Term Preferred Stock are held, if the facts relied upon for utilizing a prohibited transaction exemption change. The foregoing discussion is general in nature and is not intended to be all inclusive. Due to the complexity of these rules and the penalties that may be imposed upon persons involved in non-exempt prohibited transactions, it is particularly important that fiduciaries, or other persons considering purchasing the Series G Term Preferred Stock on behalf of, or with the assets of, any Plan, consult with their counsel regarding the potential applicability of ERISA, Section 4975 of the Code and Similar Law to such investment and whether an exemption would be applicable to the purchase and holding of the Series G Term Preferred Stock and whether the purchase and holding of Series G Term Preferred Stock otherwise will be in compliance with the applicable provisions of ERISA, Section 4975 of the Code and Similar Law.

By its acquisition of a share of Series G Preferred Stock, each purchaser will be deemed to represent and warrant that either (i) the purchaser is not acquiring or holding such Series G Preferred Stock or an interest therein with the assets of a Plan or (ii) neither the purchase nor the holding (nor disposition) of such Series G Preferred Stock or an interest therein by such purchaser will result in a non-exempt prohibited transaction under ERISA or Section 4975 of the Code or a similar violation under any applicable Similar Laws.
Further, if the purchaser is a Benefit Plan, such purchaser or subsequent transferee will be deemed to have represented and warranted that (1) none of the Company , the underwriters or any of their respective affiliates, or “Transaction Parties”, has acted as the Benefit Plan’s fiduciary (within the meaning of ERISA or the Code), or has been relied upon for any advice, with respect to the purchaser or transferee’s decision to acquire the Series G Term Preferred Stock, and none of the Transaction Parties shall at any time be relied upon as the Benefit Plan’s fiduciary with respect to any decision to acquire, continue to hold or transfer the Series G Term Preferred Stock, and (2) the decision to purchase the Series G Term Preferred Stock has been made by a duly authorized fiduciary of the Benefit Plan that (i) is independent (as that term is used in 29 C.F.R. 2510.3-21(c)(1), as amended from time to time, or the “Fiduciary Rule”, of the Transaction Parties and there is no financial interest, ownership interest, or other relationship, agreement or understanding or otherwise that would limit its ability to carry out its fiduciary responsibility to the Benefit Plan; (ii) is a bank, insurance carrier, registered investment adviser, a registered broker-dealer, or an independent fiduciary that holds, or has under management or control, total assets of at least $50 million (in each case, as specified in the Fiduciary Rule); (iii) is capable of evaluating investment risks independently, both in general and with regard to particular transactions and investment strategies (including, without limitation, with respect to the decision to invest in the Series G Term Preferred Stock); (iv) has been fairly informed that the Transaction Parties have not and will not undertake to provide impartial investment advice, or to give advice in a fiduciary capacity, in connection with the purchase of the Series G Term Preferred Stock; (v) has been fairly informed that the Transaction Parties have financial interests in the Benefit Plan’s purchase of the Series G Term Preferred Stock, which interests may conflict with the interest of the Benefit Plan; (vi) is a fiduciary under ERISA or the Code, or both, with respect to the decision to purchase the Series G Term Preferred Stock and is responsible for exercising (and has exercised) independent judgment in evaluating whether to invest the assets of such Benefit Plan in the Series G Term Preferred Stock; and (vii) is not paying any Transaction Party, any fee or other compensation directly for the provision of investment advice (as opposed to other services) in connection with the Benefit Plan’s purchase of the Series G Term Preferred Stock.
The sale of Series G Term Preferred Stock to a Plan is in no respect a recommendation by the Company, the underwriters or any of their respective affiliates with respect to whether any Plan should acquire Series G Term Preferred Stock or that that such an investment meets all relevant legal requirements with respect to investments by Plans generally or any particular Plan or that such an investment is appropriate for Plans generally or any particular Plan. Each purchaser and holder of the Series G Term Preferred Stock has exclusive responsibility for ensuring that its purchase, holding and subsequent disposition of the Series G Term Preferred Stock does not violate the fiduciary or prohibited transaction rules of ERISA, the Code or any applicable Similar Laws.

UNDERWRITING
[___] is acting as representative of the underwriters named below. Subject to the terms and conditions stated in the underwriting agreement dated the date of this prospectus, each underwriter named below has severally agreed to purchase, and we have agreed to sell to that underwriter, the number of shares of the Series G Term Preferred Stock set forth opposite the underwriter’s name.

Underwriter	Shares
[___]	[___]
[___]	[___]
[___]	[___]

Total	[___]
The underwriting agreement provides that the obligations of the underwriters to purchase the shares of the Series G Term Preferred Stock are subject to approval of legal matters by counsel and to other conditions. The underwriters are obligated to purchase all shares of the Series G Term Preferred Stock (other than those covered by the over-allotment option described below) if they purchase any of the shares of Series G Term Preferred Stock.
The representative has advised us that the underwriters propose initially to offer the Series G Term Preferred Stock to the public at the public offering price set forth on the cover page of this prospectus and to certain dealers at such price less a concession not in excess of $[___] per share. After the initial offering, the public offering price, concession or any other term of the offering may be changed.
The underwriters hold an option, exercisable for 30 days from the date of this prospectus, to purchase from us up to [___] additional shares of the Series G Term Preferred Stock at the public offering price less the underwriting discount. The underwriters may exercise the option solely for the purpose of covering over-allotments, if any, in connection with this offering. To the extent such option is exercised, each underwriter must purchase a number of additional shares approximately proportionate to that underwriter’s initial purchase commitment.
The Company, the Adviser and the Administrator have agreed that we will not, for a period of 30 days from the date of this prospectus, without the prior written consent of the representative, directly or indirectly, offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or lend or otherwise transfer or dispose of any of its Preferred Stock or any securities convertible into or exercisable or exchangeable for its Preferred Stock, except for the Series G Term Preferred Stock sold to the underwriters pursuant to the underwriting agreement, any Preferred Stock issued pursuant to any dividend reinvestment plan or pursuant to a registered continuous offering.
We estimate that the total expenses of this offering, excluding the underwriting discount, will be approximately $[___]. As part of our payment of our offering expenses, we have agreed to pay expenses related to the fees and disbursements of counsel to the underwriters, in an amount not to exceed $[___] in the aggregate.
The following table shows the underwriting discount to be paid to the underwriters solely by us in connection with this offering. These amounts are shown assuming both no exercise and full exercise of the underwriters’ option to purchase additional shares of the Series G Term Preferred Stock.

	No Exercise		Full Exercise
Per share	$	[___]	$	[___]
Total	$	[___]	$	[___]
We have agreed to indemnify the underwriters against certain liabilities, including liabilities under the Securities Act, or to contribute to payments the underwriters may be required to make because of any of those liabilities.
We have applied to list the Series G Term Preferred Stock on the NYSE under the ticker symbol “PRIFG.” If the application is approved, trading in Series G Term Preferred Stock is expected to begin within 30 days after the Date of Original Issue. Certain underwriters may make a market in the Series G Term Preferred Stock. No underwriter is, however, obligated to conduct market-making activities and any such activities may be discontinued at any time without notice, at the sole discretion of the underwriter. No assurance can be given as to the liquidity of, or the trading market for, shares of the Series G Term Preferred Stock as a result of any market-making activities undertaken by any underwriter.
In connection with the offering, the representative, on behalf of the underwriters, may purchase and sell shares of the Series G Term Preferred Stock in the open market. These transactions may include short sales, syndicate covering transactions and stabilizing transactions. Short sales involve syndicate sales of shares in excess of the number of shares to be purchased by the underwriters in the offering, which creates a syndicate short position. “Covered” short sales are sales of shares made in an amount up to the number of shares represented by the underwriters’ over-allotment option. In determining the source of shares to close out the covered syndicate short position, the underwriters will consider, among other things, the price of shares available for purchase in the open market as compared to the price at which they may purchase shares through the over-allotment option. Transactions to close out the covered syndicate short position involve either purchases of shares in the open market after the distribution has been completed or the exercise of the over-allotment option. The underwriters may also make “naked” short sales of shares in excess of the over-allotment option. The underwriters must close out any naked short position by purchasing shares in the open market. A naked short position is more likely to be created if the underwriters are concerned that there may be downward pressure on the price of shares in the open market after pricing that could adversely affect investors who purchase in the offering. Stabilizing transactions consist of bids for or purchases of shares in the open market while the offering is in progress.
The underwriters also may impose a penalty bid. Penalty bids permit the underwriters to reclaim a selling concession from a syndicate member when a representative repurchases shares of the Series G Term Preferred Stock originally sold by that syndicate member in order to cover syndicate short positions or make stabilizing purchases.
Any of these activities may have the effect of preventing or retarding a decline in the market price of shares. They may also cause the price of Series G Term Preferred Stock to be higher than the price that would otherwise exist in the open market in the absence of these transactions. The underwriters may conduct these transactions on the NYSE, or in the over-the-counter market, or otherwise. If the underwriters commence any of these transactions, they may discontinue them at any time.
Certain underwriters may have performed, or may in the future perform, investment banking and financial advisory services for us, the Adviser and our affiliates from time to time, for which they have received, or may in the future receive, customary fees and expenses. Certain underwriters may, from time to time, engage in transactions with or perform services for us, our investment adviser and our affiliates in the ordinary course of business.
In addition, in the ordinary course of their business activities, the underwriters and their affiliates may make or hold a broad array of investments and actively trade debt and equity securities (or related derivative securities) and financial instruments (including bank loans) for their own account and for the accounts of their customers. Such investments and securities activities may involve securities and/or instruments of ours or our affiliates. The underwriters and their affiliates may also make investment recommendations and/or publish or express independent research views in respect of such securities or financial instruments and may hold, or recommend to clients that they acquire, long and/or short positions in such securities and instruments.
The principal business address of the representative of the underwriters is: [___].

CUSTODIAN, TRANSFER AND DISTRIBUTION PAYING AGENT AND REGISTRAR
Our securities are held under a custody agreement by U.S. Bank National Association. The address of the custodian is: 1719 Range Way, Florence, South Carolina 29501. DST Systems, Inc. will act as our transfer agent, distribution paying agent and registrar. The principal business address of our transfer agent is 430 W. 7th Street, Kansas City, MO 64105, telephone number: (866) 655-3650.
LEGAL MATTERS
Certain legal matters in connection with the offering will be passed upon for us by Eversheds Sutherland (US) LLP, Washington, D.C. and Venable LLP, Baltimore, Maryland. Certain legal matters in connection with the offering will be passed upon for the underwriters by Troutman Sanders LLP.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
BDO USA, LLP, is the independent registered public accounting firm of the Company.
AVAILABLE INFORMATION
We have filed with the SEC a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act, with respect to our Series G Term Preferred Stock offered by this prospectus. The registration statement contains additional information about us and our Series G Term Preferred Stock being offered by this prospectus, including a SAI. The SAI, as it may be amended from time to time, is incorporated by reference herein to this prospectus. For your reference, the SAI discusses the following topics:
CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS
REGULATION
BROKERAGE ALLOCATION AND OTHER PRACTICES
FINANCIAL STATEMENTS
We are required to file with or submit to the SEC annual, semi-annual and quarterly reports, proxy statements and other information meeting the informational requirements of the Exchange Act. The SEC maintains an Internet site that contains reports, proxy and information statements and other information filed electronically by us with the SEC, which are available on the SEC’s website at www.sec.gov. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov. This information will also be available free of charge by contacting us at 10 East 40th Street, 42nd Floor, New York, New York, 10016 or on our website at www.priorityincomefund.com (which is not intended to be an active hyperlink). The information on our website is not incorporated by reference in the prospectus and you should not consider it part of this prospectus.

You should rely only on the information contained in this prospectus. No dealer, salesperson or other individual has been authorized to give any information or to make any representations that are not contained in this prospectus. If any such information or statements are given or made, you should not rely upon such information or representation. This prospectus does not constitute an offer to sell any securities other than those to which this prospectus relates, or an offer to sell, or a solicitation of an offer to buy, to any person in any jurisdiction where such an offer or solicitation would be unlawful. This prospectus speaks as of the date set forth above. You should not assume that the delivery of this prospectus or that any sale made pursuant to this prospectus implies that the information contained in this prospectus will remain fully accurate and correct as of any time subsequent to the date of this prospectus.

[___]% Series G Term Preferred Stock
of
_______________________________________________________________________________

PROSPECTUS
_______________________________________________________________________________

, 2020

Lead Book-Running Manager

Book-Running Manager

Co-Manager

Schedule A
PRIORITY INCOME FUND, INC.
CONFORMED ARTICLES SUPPLEMENTARY
ESTABLISHING AND FIXING THE RIGHTS AND PREFERENCES
OF TERM PREFERRED SHARES
Priority Income Fund, Inc., a Maryland corporation (the “Corporation”), certifies to the State Department of Assessments and Taxation of Maryland that:
RECITALS
FIRST:  The Corporation is authorized under Article V of the Corporation’s charter (which, as amended or supplemented from time to time, is herein called the “Charter”), to issue up to 200,000,000 shares of capital stock, with a par value of one cent ($0.01) per share (“Capital Stock”).
SECOND:  Pursuant to Article V of the Charter, all 200,000,000 such shares of Capital Stock are currently classified as Common Stock (as defined in the Charter); and
THIRD:  Pursuant to the authority expressly vested in the Board of Directors of the Corporation (the “Board of Directors” which term as used herein shall include any duly authorized committee of the Board of Directors) by Article V of the Charter, the Board of Directors has, by resolution, reclassified 40,000,000 authorized but unissued shares of Class R Common Stock as defined in the Charter as shares of Preferred Shares, par value $0.01 per share, such class of stock to be classified and designated as “Term Preferred Shares,” and such Term Preferred Shares to be issued in one or more series.
FOURTH:  The preferences, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption, of each Series of Term Preferred Shares are set forth in these Articles Supplementary, as modified, amended or supplemented from time to time in any Appendix (each an “Appendix” and collectively the “Appendices”) to these Articles Supplementary, including any Articles Supplementary deemed to be an appendix, specifically relating to such Series (each such Series being referred to herein as a “Series of Term Preferred Shares”, “Term Preferred Shares of a Series” or a “Series” and shares of all such Series being referred to herein individually as a “Term Preferred Share” and collectively as the “Term Preferred Shares”).
DEFINITIONS
1.1 Definitions.  Unless the context or use indicates another or different meaning or intent and except with respect to any Series as specifically provided in the Appendix applicable to such Series, each of the following terms when used in these Articles Supplementary shall have the meaning ascribed to it below, whether such term is used in the singular or plural and regardless of tense:
“1940 Act” means the Investment Company Act of 1940, as amended, or any successor statute.
“1940 Act Asset Coverage” means the Asset Coverage specified in Section 18(a)(2)(B) of the 1940 Act as in effect on the date hereof.
“Appendices” and “Appendix” shall have the respective meanings as set forth in the Recitals of these Articles Supplementary.
“Articles Supplementary” means these Priority Income Fund, Inc. Articles Supplementary Establishing and Fixing the Rights and Preferences of Term Preferred Shares, as they may be amended from time to time in accordance with their terms.
“Asset Coverage” shall mean the “asset coverage” of a class of senior security which is stock, as specified in Section 18 of the 1940 Act as in effect on the date hereof.
“Asset Coverage Cure Date” means, with respect to the failure by the Corporation to maintain Asset Coverage as of the close of business on the last Business Day of a Calendar Quarter (as required by Section 2.4(a)), the date that is thirty (30) calendar days following the Filing Date with respect to such Calendar Quarter.
“Board of Directors” shall have the meaning as set forth in the Recitals of these Articles Supplementary.
“Business Day” means any calendar day on which the New York Stock Exchange is open for trading.
“Calendar Quarter” shall mean any of the three month periods ending March 30, June 30, September 30, or December 30, of each year.
“Capital Stock” shall have the meaning as set forth in the Recitals of these Articles Supplementary.
“Charter” shall have the meaning as set forth in the Recitals of these Articles Supplementary.
“Commission” means the U.S. Securities and Exchange Commission.
“Common Stock” means the shares of common stock, with a par value of one cent ($0.01) per share, of the Corporation.

“Corporation” shall have the meaning as set forth in the Preamble to these Articles Supplementary.
“Custodian” means a bank, as defined in Section 2(a)(5) of the 1940 Act, that has the qualifications prescribed in paragraph 1 of Section 26(a) of the 1940 Act, or such other entity as shall be providing custodian services to the Corporation as permitted by the 1940 Act or any rule, regulation, or order thereunder, and shall include, as appropriate, any similarly qualified sub-custodian duly appointed by the Custodian.
“Custodian Agreement” means the Custodian Agreement by and among the Custodian and the Corporation.
“Date of Original Issue” means, with respect to any Series, the date specified as the Date of Original Issue for such Series in the Appendix for such Series.
“Default” shall have the meaning as set forth in Section 2.2(g)(i).
“Default Period” shall have the meaning as set forth in Section 2.2(g)(i).
“Default Rate” shall have the meaning as set forth in Section 2.2(g)(i).
“Deposit Securities” means, as of any date, any United States dollar-denominated security or other investment of a type described below that either (i) is a demand obligation payable to the holder thereof on any Business Day or (ii) has a maturity date, mandatory redemption date or mandatory payment date, on its face or at the option of the holder, preceding the relevant Redemption Date, Dividend Payment Date or other payment date in respect of which such security or other investment has been deposited or set aside as a Deposit Security:
(i) cash or any cash equivalent;
(ii) any U.S. Government Obligation;
(iii) any Short-Term Money Market Instrument;
(iv) any investment in any money market fund registered under the 1940 Act that qualifies under Rule 2a-7 under the 1940 Act, or similar investment vehicle described in Rule 12d1-1(b)(2) under the 1940 Act, that invests principally in Short-Term Money Market Instruments or U.S. Government Obligations or any combination thereof; or
(v) any letter of credit from a bank or other financial institution that has a credit rating from at least one rating agency that is the highest applicable rating generally ascribed by such rating agency to bank deposits or short-term debt of similar banks or other financial institutions as of the date of these Articles Supplementary (or such rating’s future equivalent).
“Dividend Default” shall have the meaning as set forth in Section 2.2(g)(i).
“Dividend Payment Date” means, with respect to any Series, each of the Dividend Payment Dates for such Series set forth in the Appendix for such Series.
“Dividend Period” means, with respect to any Series, the Dividend Period for such Series set forth in the Appendix for such Series.
“Dividend Rate” means, with respect to any Series and as of any date, the Fixed Dividend Rate for that Series as adjusted, if a Default Period shall be in existence on such date, in accordance with the provisions of Section 2.2(g).
“Electronic Means” means email transmission, facsimile transmission or other similar electronic means of communication providing evidence of transmission (but excluding online communications systems covered by a separate agreement) acceptable to the sending party and the receiving party, in any case if operative as between any two parties, or, if not operative, by telephone (promptly confirmed by any other method set forth in this definition), which, in the case of notices to the Redemption and Paying Agent and the Custodian, shall be sent by such means to each of its representatives set forth in the Redemption and Paying Agent Agreement and the Custodian Agreement, respectively.
“Filing Date” means, with respect to any Calendar Quarter, the date of filing of the Corporation’s Annual Report on Form N-CSR, Semiannual Report on Form N-CSRS or Quarterly Report on Form N-Q, as applicable, with respect to such Calendar Quarter.
“Fixed Dividend Rate” means, with respect to any Series, the rate per annum specified as the Fixed Dividend Rate for such Series in the Appendix for such Series.
“Holder” means, with respect to the Term Preferred Shares of any Series or any other security issued by the Corporation, a Person in whose name such security is registered in the registration books of the Corporation maintained by the Redemption and Paying Agent or otherwise.
“Liquidation Preference” means, with respect to any Series, the amount specified as the liquidation preference per share for that Series in the Appendix for such Series.
“Mandatory Redemption Price” shall have the meaning as set forth in Section 2.5(b)(i).

“Market Value” of any asset of the Corporation means, for securities for which market quotations are readily available, the market value thereof determined by an independent third-party pricing service designated from time to time by the Board of Directors. Market Value of any asset shall include any interest accrued thereon. The pricing service shall value portfolio securities at the mean between the quoted bid and asked price or the yield equivalent when quotations are readily available. Securities for which quotations are not readily available shall be valued at fair value as determined by the pricing service using methods that include consideration of: yields or prices of securities of comparable quality, type of issue, coupon, maturity and rating; indications as to value from dealers; and general market conditions. The pricing service may employ electronic data processing techniques or a matrix system, or both, to determine recommended valuations.
“Non-Call Period” means, with respect to any Series, the period (if any) during which such Series shall not be subject to redemption at the option of the Corporation, as set forth in the Appendix for such Series.
“Notice of Redemption” shall have the meaning as set forth in Section 2.5(d).
“Optional Redemption Date” shall have the meaning as set forth in Section 2.5(c)(i).
“Optional Redemption Premium” means, with respect to any Series, the premium (expressed as a percentage of the Liquidation Preference of the shares of such Series), if any, payable by the Corporation upon the redemption of Term Preferred Shares of such Series at the option of the Corporation, as set forth in the Appendix for such Series.
“Optional Redemption Price” shall have the meaning as set forth in Section 2.5(c)(i).
“Outstanding” means, as of any date with respect to Term Preferred Shares of any Series, the number of Term Preferred Shares of such Series theretofore issued by the Corporation except (without duplication):
(i) any shares of such Series theretofore cancelled or redeemed or delivered to the Redemption and Paying Agent for cancellation or redemption in accordance with the terms hereof;
(ii) any shares of such Series as to which the Corporation shall have given a Notice of Redemption and irrevocably deposited with the Redemption and Paying Agent sufficient Deposit Securities to redeem such shares in accordance with Section 2.5 hereof;
(iii) any shares of such Series as to which the Corporation shall be the Holder or the beneficial owner; and
(iv) any shares of such Series represented by any certificate in lieu of which any new certificate has been executed and delivered by the Corporation.
“Person” means and includes an individual, a partnership, a trust, a corporation, a limited liability company, an unincorporated association, a joint venture or other entity or a government or any agency or political subdivision thereof.
“Preferred Stock” means any Capital Stock of the Corporation classified as Preferred Stock, including shares of each Series of Term Preferred Shares, shares of any other series of such Preferred Stock now or hereafter issued by the Corporation, and any other shares of Capital Stock hereafter authorized and issued by the Corporation of a class having priority over any other class as to distribution of assets or payments of dividends.
“Redemption and Paying Agent” means, with respect to any Series, DST Systems, Inc. and its successors or any other redemption and paying agent appointed by the Corporation with respect to such Series.
“Redemption and Paying Agent Agreement” means, with respect to any Series, the Redemption and Paying Agent Agreement or other similarly titled agreement by and among the Redemption and Paying Agent for such Series and the Corporation with respect to such Series.
“Redemption Date” shall have the meaning as set forth in Section 2.5(d).
“Redemption Default” shall have the meaning as set forth in Section 2.2(g)(i).
“Redemption Price” shall mean the Term Redemption Price, the Mandatory Redemption Price or the Optional Redemption Price, as applicable.
“SEC Report” means, with respect to any Calendar Quarter, the Corporation’s Annual Report on Form N-CSR, Semi-Annual Report on Form N-SAR, or Quarterly Report on Form N-Q or Form N-PORT, as applicable, filed by the Corporation with the Securities and Exchange Commission with respect to the fiscal period ending as of the last day of such Calendar Quarter.
“Securities Depository” shall mean The Depository Trust Company and its successors and assigns or any other securities depository selected by the Corporation that agrees to follow the procedures required to be followed by such securities depository as set forth in these Articles Supplementary with respect to the Term Preferred Shares.
“Senior Security” shall have the meaning specified in Section 18 under the 1940 Act, as in effect on the date hereof.
“Series” shall have the meaning as set forth in the Recitals of these Articles Supplementary.

“Short-Term Money Market Instruments” means the following types of instruments if, on the date of purchase or other acquisition thereof by the Corporation, the remaining term to maturity thereof is not in excess of 180 days:
(i) commercial paper rated A-1 if such commercial paper matures in 30 days or A-1+ if such commercial paper matures in over 30 days;
(ii) demand or time deposits in, and banker’s acceptances and certificates of deposit of (A) a depository institution or trust company incorporated under the laws of the United States of America or any state thereof or the District of Columbia or (B) a United States branch office or agency of a foreign depository institution (provided that such branch office or agency is subject to banking regulation under the laws of the United States, any state thereof or the District of Columbia); and (iii) overnight funds.
“Term Preferred Shares” shall have the meaning as set forth in the Recitals of these Articles Supplementary.
“Term Redemption Date” means, with respect to any Series, the date specified as the Term Redemption Date in the Appendix for such Series.
“Term Redemption Price” shall have the meaning as set forth in Section 2.5(a).
“U.S. Government Obligations” means direct obligations of the United States or of its agencies or instrumentalities that are entitled to the full faith and credit of the United States and that, other than United States Treasury Bills, provide for the periodic payment of interest and the full payment of principal at maturity or call for redemption.
“Voting Period” shall have the meaning as set forth in Section 2.6(b)(i).
With respect to any Series, any additional definitions specifically set forth in the Appendix relating to such Series and any amendments to any definitions specifically set forth in the Appendix relating to such Series, as such Appendix may be amended from time to time, shall be incorporated herein and made part hereof by reference thereto, but only with respect to such Series.
1.2 Interpretation.  The headings preceding the text of Charter and Sections included in these Articles Supplementary are for convenience only and shall not be deemed part of these Articles Supplementary or be given any effect in interpreting these Articles Supplementary. The use of the masculine, feminine or neuter gender or the singular or plural form of words herein shall not limit any provision of these Articles Supplementary. The use of the terms “including” or “include” shall in all cases herein mean “including, without limitation” or “include, without limitation,” respectively. Reference to any Person includes such Person’s successors and assigns to the extent such successors and assigns are permitted by the terms of any applicable agreement, and reference to a Person in a particular capacity excludes such Person in any other capacity or individually. Reference to any agreement (including these Articles Supplementary), document or instrument means such agreement, document or instrument as amended or modified and in effect from time to time in accordance with the terms thereof and, if applicable, the terms hereof. Except as otherwise expressly set forth herein, reference to any law means such law as amended, modified, codified, replaced or re-enacted, in whole or in part, including rules, regulations, enforcement procedures and any interpretations promulgated thereunder. Underscored references to Charter or Sections shall refer to those portions of these Articles Supplementary. The use of the terms “hereunder,” “hereof,” “hereto” and words of similar import shall refer to these Articles Supplementary as a whole and not to any particular Article, Section or clause of these Articles Supplementary.
TERMS APPLICABLE TO ALL SERIES OF
TERM PREFERRED SHARES
Except for such changes and amendments hereto with respect to a Series of Term Preferred Shares that are specifically contemplated by the Appendix relating to such Series, each Series of Term Preferred Shares shall have the following terms:
2.1 Number of Shares; Preemptive Rights; Ranking.
(a) The number of authorized shares constituting any Series of Term Preferred Shares shall be as set forth with respect to such Series in the Appendix hereto relating to such Series. No fractional Term Preferred Shares shall be issued.
(b) Except as may be provided by the Board of Directors in setting the terms of a Series of Term Preferred Shares or as may otherwise be provided by a contract approved by the Board of Directors, no holder of Term Preferred Shares shall, as such holder, have any preemptive right to purchase or subscribe for any additional shares of stock of the Corporation or any other security of the Corporation which it may issue or sell.
(c) The Term Preferred Shares of each Series shall rank on parity with shares of each other Series of Term Preferred Shares and with shares of any other series of Preferred Stock as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Corporation. The Term Preferred Shares of each Series shall have preference with respect to the payment of dividends and as to distribution of assets upon dissolution, liquidation or winding up of the affairs of the Corporation over the Common Stock as set forth herein.

(d) No Holder of Term Preferred Shares shall have, solely by reason of being such a Holder, any preemptive or other right to acquire, purchase or subscribe for any Term Preferred Shares or shares of Common Stock or other securities of the Corporation which it may hereafter issue or sell.
2.2 Dividends and Distributions.
(a) The Holders of any Term Preferred Shares of any Series shall be entitled to receive, when, as and if authorized by the Board of Directors and declared by the Corporation, out of funds legally available therefor and in preference to dividends and distributions on the Common Stock, cumulative cash dividends and distributions on each share of such Series, calculated separately for each Dividend Period for such Series at the Dividend Rate in effect from time to time for such Series during such Dividend Period, computed on the basis of a 360-day year consisting of twelve 30-day months, on an amount equal to the Liquidation Preference for a share of such Series, and no more. Dividends and distributions on the Term Preferred Shares of any Series shall accumulate from the Date of Original Issue with respect to such Series and shall be payable quarterly in arrears as provided in Section 2.2(f). Dividends payable on any Term Preferred Shares of any Series for any period of less than a full quarterly Dividend Period, upon any redemption of such shares on any Redemption Date other than on a Dividend Payment Date, or, in the case of the first Dividend Period, more than a full quarterly period, shall be computed on the basis of a 360-day year consisting of twelve 30-day months and the actual number of days elapsed for any period of less than, or, in the case of the first Dividend Period, greater than, quarterly.
(b) Dividends on shares of each Series of Term Preferred Shares with respect to any Dividend Period shall be declared to the Holders of record of such shares as their names shall appear on the registration books of the Corporation at the close of business on the applicable record date, which shall be such date designated by the Board of Directors that is not more than twenty (20) nor less than seven (7) calendar days prior to the Dividend Payment Date with respect to such Dividend Period, and shall be paid as provided further in Section 2.2(f) hereof.
(c) (i) No full dividends and distributions shall be declared or paid on shares of a Series of Term Preferred Shares for any Dividend Period or part thereof unless full cumulative dividends and distributions due through the most recent dividend payment dates therefor for all outstanding shares of Preferred Stock (including shares of other Series of Term Preferred Shares) have been or contemporaneously are declared and paid through the most recent dividend payment dates therefor. If full cumulative dividends and distributions due have not been declared and paid on all outstanding Preferred Stock of any series, any dividends and distributions being declared and paid on a Series of Term Preferred Shares will be declared and paid as nearly pro rata as possible in proportion to the respective amounts of dividends and distributions accumulated but unpaid on each such series of Preferred Stock on the relevant dividend payment date for such series. No Holders of Term Preferred Shares shall be entitled to any dividends and distributions, whether payable in cash, property or shares, in excess of full cumulative dividends and distributions as provided in this Section 2.2(c)(i) on such Term Preferred Shares.
(ii) For so long as any Term Preferred Shares are Outstanding, the Corporation shall not: (x) declare any dividend or other distribution (other than a dividend or distribution paid in shares of Common Stock) in respect of the Common Stock, (y) call for redemption, redeem, purchase or otherwise acquire for consideration any Common Stock, or (z) pay any proceeds of the liquidation of the Corporation in respect of the Common Stock, unless, in each case, (A) immediately thereafter, the Corporation shall have 1940 Act Asset Coverage after deducting the amount of such dividend or distribution or redemption or purchase price or liquidation proceeds, (B) all cumulative dividends and distributions on all Term Preferred Shares and all other Preferred Stock ranking on a parity with the Term Preferred Shares due on or prior to the earlier of the declaration, record or payment date, as applicable, of the applicable dividend, distribution, redemption, purchase or acquisition shall have been declared and paid (or shall have been declared and Deposit Securities or sufficient funds (in accordance with the terms of such Preferred Stock) for the payment thereof shall have been deposited irrevocably with the paying agent for such Preferred Stock) and (C) the Corporation shall have deposited Deposit Securities pursuant to and in accordance with the requirements of Section 2.5(d)(ii) hereof with respect to Outstanding Term Preferred Shares of any Series to be redeemed pursuant to Section 2.5(a) or Section 2.5(b) hereof for which a Notice of Redemption shall have been given or shall have been required to be given in accordance with the terms hereof on or prior to the date of the applicable dividend, distribution, redemption, purchase or acquisition.
(iii) Any dividend payment made on shares of a Series of Term Preferred Shares shall be credited against the dividends and distributions accumulated with respect to the Dividend Period or Dividend Periods for such Series for which dividends and distributions have not been paid, in chronological order.
(d) Not later than 12:00 noon, New York City time, on the Dividend Payment Date for a Series of Term Preferred Shares, the Corporation shall deposit with the Redemption and Paying Agent Deposit Securities having an aggregate Market Value on such date sufficient to pay the dividends and distributions that are payable on such Dividend Payment Date in respect of such Series. The Corporation may direct the Redemption and Paying Agent with respect to the investment or reinvestment of any such Deposit Securities prior to the Dividend Payment Date, provided that such investment or reinvestment consists exclusively of Deposit Securities and provided further that the proceeds of any such investment will be available as same day funds at the opening of business on such Dividend Payment Date.

(e) All Deposit Securities paid to the Redemption and Paying Agent for the payment of dividends payable on a Series of Term Preferred Shares shall be held in trust for the payment of such dividends by the Redemption and Paying Agent for the benefit of the Holders of such Series entitled to the payment of such dividends pursuant to Section 2.2(f). Any moneys paid to the Redemption and Paying Agent in accordance with the foregoing but not applied by the Redemption and Paying Agent to the payment of dividends, including interest earned on such moneys while so held, will, to the extent permitted by law, be repaid to the Corporation as soon as possible after the date on which such moneys were to have been so applied, upon request of the Corporation.
(f) Dividends on shares of a Series of Term Preferred Shares shall be paid on each Dividend Payment Date for such Series to the Holders of shares of such Series as their names appear on the registration books of the Corporation at the close of business on the applicable record date for such dividend, which record date shall be determined as set forth in Section 2.2(b). Dividends in arrears on shares of a Series of Term Preferred Shares for any past Dividend Period may be declared and paid at any time, without reference to any regular Dividend Payment Date, to the Holders of shares of such Series as their names appear on the registration books of the Corporation on such date, not exceeding twenty (20) nor less than seven (7) calendar days preceding the payment date thereof, as may be fixed by the Board of Directors. No interest or sum of money in lieu of interest will be payable in respect of any dividend payment or payments on shares of any Series of Term Preferred Shares which may be in arrears.
(g) (i) The Dividend Rate on a Series of Term Preferred Shares shall be adjusted to the Default Rate (as defined below) in the following circumstances. Subject to the cure provisions below, a “Default Period” with respect to a Series of Term Preferred Shares shall commence on any date the Corporation fails to deposit with the Redemption and Paying Agent by 12:00 noon, New York City time, on (A) a Dividend Payment Date for such Series, Deposit Securities that will provide funds available to the Redemption and Paying Agent on such Dividend Payment Date sufficient to pay the full amount of any dividend on such Series payable on such Dividend Payment Date (a “Dividend Default”) or (B) an applicable Redemption Date for such Series, Deposit Securities that will provide funds available to the Redemption and Paying Agent on such Redemption Date sufficient to pay the full amount of the Redemption Price payable in respect of such Series on such Redemption Date (a “Redemption Default” and together with a Dividend Default, hereinafter referred to as “Default”). Subject to the cure provisions of Section 2.2(g)(ii) below, a Default Period with respect to a Dividend Default or a Redemption Default on a Series of Term Preferred Shares shall end on the Business Day on which, by 12:00 noon, New York City time, an amount equal to all unpaid dividends on such Series and any unpaid Redemption Price on such Series shall have been deposited irrevocably in trust in same-day funds with the Redemption and Paying Agent. In the case of any Default on a Series of Term Preferred Shares, the Dividend Rate for such Series for each calendar day during the Default Period will be equal to the Default Rate. The “Default Rate” on a Series of Term Preferred Shares for any calendar day shall be equal to the Fixed Dividend Rate for such Series plus two percent (2%) per annum.
(ii) No Default Period for a Series of Term Preferred Shares with respect to any Default on such Series shall be deemed to commence if the amount of any dividend or any Redemption Price due in respect of such Series (if such Default is not solely due to the willful failure of the Corporation) is deposited irrevocably in trust, in same-day funds, with the Redemption and Paying Agent by 12:00 noon, New York City time, on a Business Day that is not later than three (3) Business Days after the applicable Dividend Payment Date or Redemption Date for such Series with respect to which such Default occurred, together with an amount equal to the Default Rate on such Series applied to the amount and period of such non-payment on such Series, based on the actual number of calendar days comprising such period divided by 360.
2.3 Liquidation Rights.
(a) In the event of any liquidation, dissolution or winding up of the affairs of the Corporation, whether voluntary or involuntary, the Holders of Term Preferred Shares shall be entitled to receive out of the assets of the Corporation available for distribution to shareholders, after satisfying claims of creditors but before any distribution or payment shall be made in respect of the Common Stock, a liquidation distribution equal to the Liquidation Preference for such shares, plus an amount equal to all unpaid dividends and distributions on such shares accumulated to (but excluding) the date fixed for such distribution or payment on such shares (whether or not earned or declared by the Corporation, but excluding interest thereon), and such Holders shall be entitled to no further participation in any distribution or payment in connection with any such liquidation, dissolution or winding up.
(b) If, upon any liquidation, dissolution or winding up of the affairs of the Corporation, whether voluntary or involuntary, the assets of the Corporation available for distribution among the Holders of all Outstanding Term Preferred Shares and any other outstanding Preferred Stock shall be insufficient to permit the payment in full to such Holders of the Liquidation Preference of such Term Preferred Shares plus accumulated and unpaid dividends and distributions on such shares as provided in Section 2.3(a) above and the amounts due upon liquidation with respect to such other Preferred Stock, then such available assets shall be distributed among the Holders of such Term Preferred Shares and such other Preferred Stock ratably in proportion to the respective preferential liquidation amounts to which they are entitled. In connection with any liquidation, dissolution or winding up of the affairs of the Corporation, whether voluntary or involuntary, unless and until the Liquidation Preference on each Outstanding Term Preferred Share plus accumulated and unpaid dividends and distributions on such shares as provided in Section 2.3(a) above have been paid in full to the Holders of such shares, no dividends, distributions or other payments will be made on, and no redemption, purchase or other acquisition by the Corporation will be made by the Corporation in respect of, shares of the Common Stock.

(c) Neither the sale of all or substantially all of the property or business of the Corporation, nor the merger, consolidation or reorganization of the Corporation into or with any other business or statutory trust, corporation or other entity, nor the merger, consolidation or reorganization of any other business or statutory trust, corporation or other entity into or with the Corporation shall be a dissolution, liquidation or winding up, whether voluntary or involuntary, for the purpose of this Section 2.3.
2.4 Coverage Test.
(a) Asset Coverage Requirement.  For so long as any shares of a Series of Term Preferred Shares are Outstanding, the Corporation shall have Asset Coverage of at least 200% as of the close of business on the last Business Day of each Calendar Quarter. If the Corporation shall fail to maintain such Asset Coverage as of any time as of which such compliance is required to be determined as aforesaid, the provisions of Section 2.5(b)(i) shall be applicable, which provisions shall constitute the sole remedy for the Corporation’s failure to comply with the provisions of this Section 2.4(a).
(b) Calculation of Asset Coverage.  For purposes of determining whether the requirements of Section 2.4(a) are satisfied, (i) no Term Preferred Shares of any Series or other Preferred Stock shall be deemed to be Outstanding for purposes of any computation required by Section 2.4(a) if, prior to or concurrently with such determination, either (x) sufficient Deposit Securities or other sufficient funds (in accordance with the terms of such Series or other Preferred Stock) to pay the full redemption price for such Series or other Preferred Stock (or the portion thereof to be redeemed) shall have been deposited in trust with the paying agent for such Series or other Preferred Stock and the requisite notice of redemption for such Series or other Preferred Stock (or the portion thereof to be redeemed) shall have been given or (y) sufficient Deposit Securities or other sufficient funds (in accordance with the terms of such Series or other Preferred Stock) to pay the full redemption price for such Series or other Preferred Stock (or the portion thereof to be redeemed) shall have been segregated by the Custodian and the Corporation from the assets of the Corporation, by means of appropriate identification on the Custodian’s books and records or otherwise in accordance with the Custodian’s normal procedures, and (ii) the Deposit Securities or other sufficient funds that shall have been deposited with the applicable paying agent and/or segregated by the Custodian, as applicable, as provided in clause (i) of this sentence shall not be included as assets of the Corporation for purposes of such computation.
2.5 Redemption.  Each Series of Term Preferred Shares shall be subject to redemption by the Corporation as provided below:
(a) Term Redemption.  The Corporation shall redeem all shares of a Series of Term Preferred Shares on the Term Redemption Date for such Series, at a price per share equal to the Liquidation Preference per share of such Series plus an amount equal to all unpaid dividends and distributions on such share of such Series accumulated to (but excluding) the Term Redemption Date for such Series (whether or not earned or declared by the Corporation, but excluding interest thereon) (the “Term Redemption Price”).
(b) Asset Coverage Mandatory Redemption.
(i) If the Corporation fails to comply with the Asset Coverage requirement as provided in Section 2.4(a) as of the last Business Day of any Calendar Quarter and such failure is not cured as of the Asset Coverage Cure Date, the Corporation shall, to the extent permitted by the 1940 Act and Maryland law, by the close of business on such Asset Coverage Cure Date, fix a redemption date and proceed to redeem in accordance with the terms of such Preferred Stock, a sufficient number of shares of Preferred Stock, which at the Corporation’s sole option (to the extent permitted by the 1940 Act and Maryland law) may include any number or proportion of Term Preferred Shares of any Series, to enable it to meet the requirements of Section 2.5(b)(ii). In the event that any shares of a Series of Term Preferred Shares then Outstanding are to be redeemed pursuant to this Section 2.5(b)(i), the Corporation shall redeem such shares at a price per share equal to the Liquidation Preference per share of such Series plus an amount equal to all unpaid dividends and distributions on such share of such Series accumulated to (but excluding) the date fixed for such redemption by the Board of Directors (whether or not earned or declared by the Corporation, but excluding interest thereon) (the “Mandatory Redemption Price”).
(ii) On the Redemption Date for a redemption contemplated by Section 2.5(b)(i), the Corporation shall redeem, out of funds legally available therefor, such number of shares of Preferred Stock (which may include at the sole option of the Corporation any number or proportion of Term Preferred Shares of any Series) as shall be equal to the lesser of (x) the minimum number of shares of Preferred Stock, the redemption of which, if deemed to have occurred immediately prior to the opening of business on the Asset Coverage Cure Date, would result in the Corporation having Asset Coverage on such Asset Coverage Cure Date of at least 200% (provided, however, that if there is no such minimum number of Term Preferred Shares and other shares of Preferred Stock the redemption or retirement of which would have such result, all Term Preferred Shares and other shares of Preferred Stock then outstanding shall be redeemed), and (y) the maximum number of shares of Preferred Stock that can be redeemed out of funds expected to be legally available therefor in accordance with the Charter and applicable law. Notwithstanding the foregoing, in the event that shares of Preferred Stock are redeemed pursuant to this Section 2.5(b), the Corporation may at its sole option, but is not required to, redeem a sufficient number of shares of any Series of Term Preferred Shares pursuant to this Section 2.5(b) that, when aggregated with other shares of Preferred Stock redeemed by the Corporation, would result, if deemed to have occurred immediately prior to the opening of business on the Asset Coverage Cure Date, in the Corporation having Asset Coverage on such Asset Coverage Cure Date of up to and including 285%. The Corporation shall effect such redemption on the date fixed by the Corporation therefor, which date shall not be later than ninety (90) calendar days after such Asset Coverage Cure Date, except that if the Corporation does not have funds legally available for the redemption of all of the required number of Term Preferred Shares and other shares of Preferred Stock which have been designated to be redeemed or the Corporation otherwise is unable to effect such redemption on or prior to ninety (90) calendar days after such Asset Coverage Cure Date, the Corporation shall redeem those Term Preferred Shares and other shares of Preferred Stock which it was unable to redeem on the earliest practicable date on which it is able to effect such redemption. If fewer than all of the Outstanding Term Preferred Shares of a Series are to be redeemed pursuant to this Section 2.5(b), the number of Term Preferred Shares of such Series to be redeemed shall be redeemed (A) from each Holder pro rata based upon the number of Outstanding shares of such Series held by such Holder, (B) by lot or (C) in such other manner as the Board of Directors may determine to be fair and equitable.
(c) Optional Redemption.
(i) Subject to the provisions of Section 2.5(c)(ii), on any Business Day following the expiration of the Non-Call Period (if any) for a Series of Term Preferred Shares (any such Business Day referred to in this sentence, an “Optional Redemption Date”), the Corporation may redeem in whole or from time to time in part the Outstanding Term Preferred Shares of such Series, at a redemption price per Term Preferred Share (the “Optional Redemption Price”) equal to (x) the Liquidation Preference per Term Preferred Share of such Series plus (y) an amount equal to all unpaid dividends and distributions on such Term Preferred Share of such Series accumulated to (but excluding) the Optional Redemption Date (whether or not earned or declared by the Corporation, but excluding interest thereon) plus (z) the Optional Redemption Premium per share (if any) with respect to an optional redemption of Term Preferred Shares of such Series that is effected on such Optional Redemption Date.
(ii) If fewer than all of the outstanding shares of a Series of Term Preferred Shares are to be redeemed pursuant to Section 2.5(c)(i), the shares of such Series to be redeemed shall be selected either (A) from each Holder pro rata based upon the number of Outstanding shares of such Series held by such Holder, (B) by lot or (C) in such other manner as the Board of Directors may determine to be fair and equitable. Subject to the provisions of these Articles Supplementary and applicable law, the Board of Directors will have the full power and authority to prescribe the terms and conditions upon which Term Preferred Shares will be redeemed pursuant to this Section 2.5(c) from time to time.
(iii) The Corporation may not on any date deliver a Notice of Redemption pursuant to Section 2.5(d) in respect of a redemption contemplated to be effected pursuant to this Section 2.5(c) unless on such date the Corporation has available Deposit Securities for the Optional Redemption Date contemplated by such Notice of Redemption having a Market Value not less than the amount (including any applicable premium) due to Holders of Term Preferred Shares by reason of the redemption of such Term Preferred Shares on such Optional Redemption Date.
(d) Procedures for Redemption.
(i) If the Corporation shall determine or be required to redeem, in whole or in part, Term Preferred Shares of a Series pursuant to Section 2.5(a), (b) or (c), the Corporation shall deliver a notice of redemption (the “Notice of Redemption”), by overnight delivery, by first class mail, postage prepaid or by Electronic Means to Holders thereof, or request the Redemption and Paying Agent, on behalf of the Corporation, to promptly do so by overnight delivery, by first class mail, postage prepaid or by Electronic Means. A Notice of Redemption shall be provided not more than sixty (60) and not less than thirty (30) calendar days prior to the date fixed for redemption in such Notice of Redemption (the “Redemption Date”). Each such Notice of Redemption shall state: (A) the Redemption Date; (B) the Series and number of Term Preferred Shares to be redeemed; (C) the CUSIP number for Term Preferred Shares of such Series; (D) the applicable Redemption Price on a per share basis; (E) if applicable, the place or places where the certificate(s) for such shares (properly endorsed or assigned for transfer, if the Board of Directors requires and the Notice of Redemption states) are to be surrendered for payment of the Redemption Price; (F) that dividends on the Term Preferred Shares to be redeemed will cease to accumulate from and after such Redemption Date; and (G) the provisions of these Articles Supplementary under which such redemption is made. If fewer than all Term Preferred Shares held by any Holder are to be redeemed, the Notice of Redemption delivered to such Holder shall also specify the number of Term Preferred Shares to be redeemed from such Holder or the method of determining such number. The Corporation may provide in any Notice of Redemption relating to a redemption contemplated to be effected pursuant to these Articles Supplementary that such redemption is subject to one or more conditions precedent and that the Corporation shall not be required to effect such redemption unless each such condition has been satisfied at the time or times and in the manner specified in such Notice of Redemption. No defect in the Notice of Redemption or delivery thereof shall affect the validity of redemption proceedings, except as required by applicable law.
(ii) If the Corporation shall give a Notice of Redemption, then at any time from and after the giving of such Notice of Redemption and prior to 12:00 noon, New York City time, on the Redemption Date (so long as any conditions precedent to such redemption have been met or waived by the Corporation), the Corporation shall (A) deposit with the Redemption and Paying Agent Deposit Securities having an aggregate Market Value on the date thereof no less than the Redemption Price of the Term Preferred Shares to be redeemed on the Redemption Date and (B) give the Redemption and Paying Agent irrevocable instructions and authority to pay the applicable Redemption Price to the Holders of the Term Preferred Shares called for redemption on the Redemption Date. The Corporation may direct the Redemption and Paying Agent with respect to the investment or reinvestment of any Deposit Securities prior to the

Redemption Date, provided that such investment or reinvestment consists exclusively of Deposit Securities and provided further that the proceeds of any such investment shall be available at the opening of business on the Redemption Date as same day funds.
(iii) Upon the date of the deposit of such Deposit Securities, all rights of the Holders of the Term Preferred Shares so called for redemption shall cease and terminate except the right of the Holders thereof to receive the Redemption Price thereof and such Term Preferred Shares shall no longer be deemed Outstanding for any purpose whatsoever (other than (A) the transfer thereof prior to the applicable Redemption Date and (B) the accumulation of dividends thereon in accordance with the terms hereof up to (but excluding) the applicable Redemption Date, which accumulated dividends shall be payable only as part of the applicable Redemption Price on the Redemption Date). The Corporation shall be entitled to receive, promptly after the Redemption Date, any Deposit Securities in excess of the aggregate Redemption Price of the Term Preferred Shares called for redemption on the Redemption Date. Any Deposit Securities so deposited that are unclaimed at the end of ninety (90) calendar days from the Redemption Date shall, to the extent permitted by law, be repaid to the Corporation, after which the Holders of the Term Preferred Shares so called for redemption shall look only to the Corporation for payment of the Redemption Price thereof. The Corporation shall be entitled to receive, from time to time after the Redemption Date, any interest on the Deposit Securities so deposited.
(iv) On or after the Redemption Date, each Holder of Term Preferred Shares in certificated form (if any) that are subject to redemption shall surrender the certificate(s) evidencing such Term Preferred Shares to the Corporation at the place designated in the Notice of Redemption and shall then be entitled to receive the Redemption Price for such Term Preferred Shares, without interest, and in the case of a redemption of fewer than all the Term Preferred Shares represented by such certificate(s), a new certificate representing the Term Preferred Shares that were not redeemed.
(v) Notwithstanding the other provisions of this Section 2.5, except as otherwise required by law, the Corporation shall not redeem any Term Preferred Shares unless all accumulated and unpaid dividends and distributions on all Outstanding Term Preferred Shares and other series of Preferred Shares ranking on a parity with the Term Preferred Shares with respect to dividends and distributions for all applicable past dividend periods (whether or not earned or declared by the Corporation) (x) shall have been or are contemporaneously paid or (y) shall have been or are contemporaneously declared and Deposit Securities or sufficient funds (in accordance with the terms of such Preferred Stock) for the payment of such dividends and distributions shall have been or are contemporaneously deposited with the Redemption and Paying Agent or other applicable paying agent for such Preferred Stock in accordance with the terms of such Preferred Stock, provided, however, that the foregoing shall not prevent the purchase or acquisition of Outstanding Term Preferred Shares pursuant to an otherwise lawful purchase or exchange offer made on the same terms to Holders of all Outstanding Term Preferred Shares and any other series of Preferred Stock for which all accumulated and unpaid dividends and distributions have not been paid.
(vi) To the extent that any redemption for which Notice of Redemption has been provided is not made by reason of the absence of legally available funds therefor in accordance with the Charter and applicable law, such redemption shall be made as soon as practicable to the extent such funds become available. No Redemption Default shall be deemed to have occurred if the Corporation shall fail to deposit in trust with the Redemption and Paying Agent the Redemption Price with respect to any shares where (1) the Notice of Redemption relating to such redemption provided that such redemption was subject to one or more conditions precedent and (2) any such condition precedent shall not have been satisfied at the time or times and in the manner specified in such Notice of Redemption. Notwithstanding the fact that a Notice of Redemption has been provided with respect to any Term Preferred Shares, dividends may be declared and paid on such Term Preferred Shares in accordance with their terms if Deposit Securities for the payment of the Redemption Price of such Term Preferred Shares shall not have been deposited in trust with the Redemption and Paying Agent for that purpose.
(e) Redemption and Paying Agent as Trustee of Redemption Payments by Corporation.  All Deposit Securities transferred to the Redemption and Paying Agent for payment of the Redemption Price of Term Preferred Shares called for redemption shall be held in trust by the Redemption and Paying Agent for the benefit of Holders of Term Preferred Shares so to be redeemed until paid to such Holders in accordance with the terms hereof or returned to the Corporation in accordance with the provisions of Section 2.5(d)(iii) above.
(f) Compliance With Applicable Law.  In effecting any redemption pursuant to this Section 2.5, the Corporation shall use its best efforts to comply with all applicable conditions precedent to effecting such redemption under the 1940 Act and any applicable Maryland law, but shall effect no redemption except in accordance with the 1940 Act and any applicable Maryland law.
(g) Modification of Redemption Procedures.  Notwithstanding the foregoing provisions of this Section 2.5, the Corporation may, in its sole discretion and without a shareholder vote, modify the procedures set forth above with respect to notification of redemption for the Term Preferred Shares, provided that such modification does not materially and adversely affect the Holders of the Term Preferred Shares or cause the Corporation to violate any applicable law, rule or regulation; and provided further that no such modification shall in any way alter the rights or obligations of the Redemption and Paying Agent without its prior consent.

2.6 Voting Rights.
(a) One Vote Per Term Preferred Share.  Except as otherwise provided in the Charter or as otherwise required by law, (i) each Holder of Term Preferred Shares shall be entitled to one vote for each Term Preferred Share held by such Holder on each matter submitted to a vote of shareholders of the Corporation, and (ii) the holders of outstanding shares of Preferred Stock, including Outstanding Term Preferred Shares, and of outstanding shares of Common Stock shall vote together as a single class; provided, however, that the holders of outstanding shares of Preferred Stock, including Outstanding Term Preferred Shares, shall be entitled, voting as a separate class on a one-vote-per-share basis (to the exclusion of the Holders of all other securities and classes of Capital Stock of the Corporation), to elect two Directors of the Corporation at all times. Subject to Section 2.6(b), the Holders of outstanding shares of Common Stock and Preferred Stock, including Term Preferred Shares, voting together as a single class, shall elect the balance of the Directors.
(b) Voting For Additional Directors.
(i) Voting Period.  During any period in which any one or more of the conditions described in clauses (A) or (B) of this Section 2.6(b)(i) shall exist (such period being referred to herein as a “Voting Period”), the number of Directors constituting the Board of Directors shall be automatically increased by the smallest number that, when added to the two Directors elected by the Holders of Preferred Stock, including Term Preferred Shares, would constitute a majority of the Board of Directors as so increased by such smallest number; and the Holders of Preferred Shares, including Term Preferred Shares, shall be entitled, voting as a separate class on a one-vote-per-share basis (to the exclusion of the Holders of all other securities and classes of Capital Stock of the Corporation), to elect such smallest number of additional Directors, together with the two Directors that such Holders are in any event entitled to elect. A Voting Period shall commence:
(A) if, at the close of business on any dividend payment date for any outstanding Preferred Share including any Outstanding Term Preferred Share, accumulated dividends (whether or not earned or declared) on such outstanding share of Preferred Stock equal to at least two (2) full years’ dividends shall be due and unpaid and sufficient cash or specified securities shall not have been deposited with the Redemption and Paying Agent or other applicable paying agent for the payment of such accumulated dividends; or
(B) if at any time Holders of shares of Preferred Stock are otherwise entitled under the 1940 Act to elect a majority of the Board of Directors.
Upon the termination of a Voting Period, the voting rights described in this Section 2.6(b)(i) shall cease, subject always, however, to the revesting of such voting rights in the Holders of shares of Preferred Stock upon the further occurrence of any of the events described in this Section 2.6(b)(i).
(ii) Notice of Special Meeting.  As soon as practicable after the accrual of any right of the Holders of shares of Preferred Stock to elect additional Directors as described in Section 2.6(b)(i), the Corporation shall call a special meeting of such Holders and notify the Redemption and Paying Agent and/or such other Person as is specified in the terms of such Preferred Stock to receive notice (i) by mailing or delivery by Electronic Means or (ii) in such other manner and by such other means as are permissible under applicable law, a notice of such special meeting to such Holders, such meeting to be held not less than ten (10) nor more than thirty (30) calendar days after the date of the delivery by Electronic Means or mailing of such notice. If the Corporation fails to call such a special meeting, it may be called at the expense of the Corporation by any such Holder on like notice. The record date for determining the Holders of shares of Preferred Stock entitled to notice of and to vote at such special meeting shall be the close of business on the fifth (5th) Business Day preceding the calendar day on which such notice is mailed. At any such special meeting and at each meeting of Holders of shares of Preferred Stock held during a Voting Period at which Directors are to be elected, such Holders, voting together as a class (to the exclusion of the Holders of all other securities and classes of capital stock of the Corporation), shall be entitled to elect the number of Directors prescribed in Section 2.6(b)(i) on a one-vote-per-share basis.
(iii) Terms of Office of Existing Directors.  The terms of office of the incumbent Directors of the Corporation at the time of a special meeting of Holders of the shares of Preferred Stock to elect additional Directors in accordance with Section 2.6(b)(i) shall not be affected by the election at such meeting by the Holders of Term Preferred Shares and such other Holders of shares of Preferred Stock of the number of Directors that they are entitled to elect, and the Directors so elected by the Holders of Term Preferred Shares and such other Holders of shares of Preferred Stock, together with the two (2) Directors elected by the Holders of shares of Preferred Stock in accordance with Section 2.6(a) hereof and the remaining Directors elected by the holders of the shares of Common Stock and Preferred Stock, voting together as a single class, shall constitute the duly elected Directors of the Corporation.
(iv) Terms of Office of Certain Directors to Terminate Upon Termination of Voting Period.  Simultaneously with the termination of a Voting Period, the terms of office of the additional Directors elected by the Holders of the shares of Preferred Stock pursuant to Section 2.6(b)(i) shall terminate, the remaining Directors shall constitute the Directors of the Corporation and the voting rights of the Holders of shares of Preferred Stock to elect additional Directors pursuant to Section 2.6(b)(i) shall cease, subject to the provisions of the last sentence of Section 2.6(b)(i).

(c) Holders of Term Preferred Shares to Vote on Certain Matters.
(i) Certain Amendments Requiring Approval of Term Preferred Shares.  Except as otherwise permitted by the terms of these Articles Supplementary, so long as any Term Preferred Shares are Outstanding, the Corporation shall not, without the affirmative vote or consent of the Holders of at least two-thirds (2/3) of the Term Preferred Shares of all Series Outstanding at the time, voting together as a separate class, amend, alter or repeal the provisions of the Charter, or these Articles Supplementary, whether by merger, consolidation or otherwise, so as to materially and adversely affect any preference, right or power of such Term Preferred Shares or the Holders thereof; provided, however, that (i) a change in the capitalization of the Corporation in accordance with Section 2.7 hereof shall not be considered to materially and adversely affect the rights and preferences of the Term Preferred Shares, and (ii) a division of a Term Preferred Share shall be deemed to affect such preferences, rights or powers only if the terms of such division materially and adversely affect the Holders of the Term Preferred Shares. For purposes of the foregoing, no matter shall be deemed to adversely affect any preference, right or power of a Term Preferred Share of such Series or the Holder thereof unless such matter (i) alters or abolishes any preferential right of such Term Preferred Share, or (ii) creates, alters or abolishes any right in respect of redemption of such Term Preferred Share (other than as a result of a division of a Term Preferred Share). So long as any Term Preferred Shares are Outstanding, the Corporation shall not, without the affirmative vote or consent of at least two-thirds ( 2/3) of the Holders of the Term Preferred Shares Outstanding at the time, voting as a separate class, file a voluntary application for relief under Federal bankruptcy law or any similar application under state law for so long as the Corporation is solvent and does not foresee becoming insolvent.
(ii) 1940 Act Matters.  Unless a higher percentage is provided for in the Charter, the affirmative vote of the Holders of at least “a majority of the outstanding shares of Preferred Stock,” as determined in accordance with Section 2(a)(42) of the 1940 Act, including Term Preferred Shares Outstanding at the time, voting as a separate class, shall be required to approve (A) any plan of reorganization (as such terms is used in the 1940 Act) adversely affecting such shares, or (B) any action requiring a vote of security holders of the Corporation pursuant to Section 13(a) of the 1940 Act.
(iii) Certain Amendments Requiring Approval of Specific Series of Term Preferred Shares.  Except as otherwise permitted by the terms of these Articles Supplementary, so long as any Term Preferred Shares of a Series are Outstanding, the Corporation shall not, without the affirmative vote or consent of the Holders of at least two-thirds ( 2/3) of the Term Preferred Shares of such Series, Outstanding at the time, voting as a separate class, amend, alter or repeal the provisions of the Appendix relating to such Series, whether by merger, consolidation or otherwise, so as to materially and adversely affect any preference, right or power set forth in such Appendix of the Term Preferred Shares of such Series or the Holders thereof; provided, however, that (i) a change in the capitalization of the Corporation in accordance with Section 2.7 hereof shall not be considered to materially and adversely affect the rights and preferences of the Term Preferred Shares of such Series, and (ii) a division of a Term Preferred Share shall be deemed to affect such preferences, rights or powers only if the terms of such division materially and adversely affect the Holders of the Term Preferred Shares of such Series; and provided, further, that no amendment, alteration or repeal of the obligation of the Corporation to (x) pay the Term Redemption Price on the Term Redemption Date for a Series, or (y) accumulate dividends at the Dividend Rate (as set forth in these Articles Supplementary and the applicable Appendix hereto) for a Series shall be effected without, in each case, the prior unanimous vote or consent of the Holders of such Series of Term Preferred Shares. For purposes of the foregoing, no matter shall be deemed to adversely affect any preference, right or power of a Term Preferred Share of a Series or the Holder thereof unless such matter (i) alters or abolishes any preferential right of such Term Preferred Share, or (ii) creates, alters or abolishes any right in respect of redemption of such Term Preferred Share.
(d) Voting Rights Set Forth Herein Are Sole Voting Rights.  Unless otherwise required by law or the Charter, the Holders of Term Preferred Shares shall not have any relative voting rights or preferences or other special rights with respect to voting other than those expressly set forth in this Section 2.6.
(e) No Cumulative Voting.  The Holders of Term Preferred Shares shall have no rights to cumulative voting.
(f) Voting for Directors Sole Remedy for Corporation’s Failure to Declare or Pay Dividends.  In the event that the Corporation fails to declare or pay any dividends on any Series of Term Preferred Shares on the Dividend Payment Date therefor, the exclusive remedy of the Holders of the Term Preferred Shares shall be the right to vote for Directors pursuant to the provisions of this Section 2.6. Nothing in this Section 2.6(f) shall be deemed to affect the obligation of the Corporation to accumulate and, if permitted by applicable law, the Charter and these Articles Supplementary, pay dividends at the Default Rate in the circumstances contemplated by Section 2.2(g) hereof.
(g) Holders Entitled to Vote.  For purposes of determining any rights of the Holders of Term Preferred Shares to vote on any matter, whether such right is created by these Articles Supplementary, by the Charter, by statute or otherwise, no Holder of Term Preferred Shares shall be entitled to vote any Term Preferred Share and no Term Preferred Share shall be deemed to be “Outstanding” for the purpose of voting or determining the number of shares required to constitute a quorum if, prior to or concurrently with the time of determination of shares entitled to vote or the time of the actual vote on the matter, as the case may be, the requisite Notice of Redemption with respect to such Term Preferred Share shall have been given in accordance with these Articles Supplementary and Deposit Securities for the payment of the Redemption Price of such Term Preferred Share shall have been deposited in trust with the

Redemption and Paying Agent for that purpose. No Term Preferred Share held by the Corporation shall have any voting rights or be deemed to be outstanding for voting or for calculating the voting percentage required on any other matter or other purposes.
(h) Maryland General Corporation Law Matters.  The Corporation shall take such actions as may be necessary to effect the provisions of this Section 2.6 in accordance with Maryland General Corporation Law.
2.7 Issuance of Additional Preferred Stock.
So long as any Term Preferred Shares are Outstanding, the Corporation may, without the vote or consent of the Holders thereof, authorize, establish and create and issue and sell shares of one or more series of a class of senior securities of the Corporation representing stock under Section 18 of the 1940 Act, ranking on a parity with Term Preferred Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or the winding up of the affairs of the Corporation, in addition to then Outstanding Series of Term Preferred Shares, including additional Series of Term Preferred Shares, and authorize, issue and sell additional shares of any such series of Preferred Stock then outstanding or so established and created, including additional Term Preferred Shares of any Series, in each case in accordance with applicable law, provided that the Corporation shall, immediately after giving effect to the issuance of such additional shares of Preferred Stock and to its receipt and application of the proceeds thereof, including to the redemption of shares of Preferred Stock with such proceeds, have Asset Coverage (calculated in the same manner as is contemplated by Section 2.4(b) hereof) of at least 200%. Notwithstanding anything to the contrary herein, this Section 2.7 shall in no way limit the power of the Corporation to issue additional common stock or debt.
2.8 Status of Redeemed or Repurchased Term Preferred Shares.
Term Preferred Shares that at any time have been redeemed or purchased by the Corporation shall, after such redemption or purchase, have the status of authorized but unissued shares of such Series of Term Preferred Shares.
2.9 Global Certificate.
For so long as any Term Preferred Shares are Outstanding (i) all shares of any Series of Term Preferred Shares Outstanding from time to time shall be represented by one global certificate for such Series registered in the name of the Securities Depository or its nominee and (ii) no registration of transfer of shares of such Series of Term Preferred Shares shall be made on the books of the Corporation to any Person other than the Securities Depository or its nominee. The foregoing restriction on registration of transfer shall be conspicuously noted on the face or back of the global certificates.
2.10 Notice.
All notices or communications hereunder, unless otherwise specified in these Articles Supplementary, shall be sufficiently given if in writing and delivered in person, by telecopier, by Electronic Means or by overnight mail or delivery or mailed by first-class mail, postage prepaid. Notices delivered pursuant to this Section 2.10 shall be deemed given on the date received or, if mailed by first class mail, on the date five (5) calendar days after which such notice is mailed.
2.11 Termination.
In the event that no shares of a Series of Term Preferred Shares are Outstanding, all rights and preferences of the shares of such Series established and designated hereunder shall cease and terminate, and all obligations of the Corporation under these Articles Supplementary with respect to such Series shall terminate.
2.12 Appendices.
The designation of each Series of Term Preferred Shares shall be set forth in an Appendix to these Articles Supplementary, such Appendix to be filed as an Articles Supplementary with the State Department of Assessments and Taxation of Maryland. The Board of Directors may, by resolution duly adopted, without shareholder approval (except as otherwise provided by these Articles Supplementary or required by applicable law) (1) amend the Appendix to these Articles Supplementary relating to a Series so as to reflect any amendments to the terms applicable to such Series including an increase in the number of authorized shares of such Series and (2) add additional Series of Term Preferred Shares by including a new Appendix to these Articles Supplementary relating to such Series.
2.13 Actions on Other than Business Days.
Unless otherwise provided herein, if the date for making any payment, performing any act or exercising any right, in each case as provided for in these Articles Supplementary, is not a Business Day, such payment shall be made, act performed or right exercised on the next succeeding Business Day, with the same force and effect as if made or done on the nominal date provided therefor, and, with respect to any payment so made, no dividends, interest or other amount shall accrue for the period between such nominal date and the date of payment.
2.14 Modification.

The Board of Directors, without the vote of the Holders of Term Preferred Shares, may interpret, supplement or amend the provisions of these Articles Supplementary or any Appendix hereto to supply any omission, resolve any inconsistency or ambiguity or to cure, correct or supplement any defective or inconsistent provision, including any provision that is inconsistent or otherwise conflicts with any provision of the 1940 Act, the rules and regulations promulgated thereunder, any order issued thereunder by the Commission, or any interpretive position of the staff of the Commission pertaining thereto, in each case, that is applicable to the Corporation, or any provision that becomes defective after the date hereof because of impossibility of performance or any provision that is inconsistent with any provision of any other Capital Stock of the Corporation.
2.15 No Additional Rights.
Unless otherwise required by law or the Charter, the Holders of Term Preferred Shares shall not have any relative rights or preferences or other special rights other than those specifically set forth in these Articles Supplementary.
[Signature Page Begins on the Following Page]

In Witness Whereof, Priority Income Fund, Inc. has caused these presents to be signed as of June 28, 2018 in its name and on its behalf by its President or a Vice President and witnessed by its Secretary or Assistant Secretary.
Priority Income Fund, Inc.

Name:
Title:

Attest:

Name:
Tile:

The undersigned President or a Vice President of Priority Income Fund, Inc., who executed on behalf of the Corporation the foregoing Articles Supplementary of which this Certificate is made a part, hereby acknowledges in the name and on behalf of said Corporation the foregoing Articles Supplementary to be the corporate act of the Corporation, and states under penalties of perjury that to the best of his knowledge, information and belief the matters and facts set forth therein with respect to the authorization and approval thereof are true in all material respects.

Name:
Title:

[Signature Page to the Articles Supplementary Establishing and Fixing the Rights and
Preferences of Term Preferred Shares]

APPENDIX G
PRIORITY INCOME FUND, INC.
ARTICLES SUPPLEMENTARY
TERM PREFERRED SHARES, [___]% SERIES G TERM PREFERRED STOCK
These Articles Supplementary, or “Articles Supplementary” establish a Series of Term Preferred Shares of Priority Income Fund, Inc. (the “Corporation”). These Articles Supplementary constitute an appendix to the “Articles Supplementary Establishing and Fixing the Rights and Preferences of Term Preferred Shares” dated June 28, 2018 (the “TP Articles Supplementary”), and except as set forth below, these Articles Supplementary incorporate by reference the terms set forth with respect to all Series of such Term Preferred Shares in the TP Articles Supplementary. These Articles Supplementary have been adopted by resolution of the Board of Directors of the Corporation. Capitalized terms used herein but not defined herein have the respective meanings set forth in the TP Articles Supplementary.
Section 1. Designation as to Series.
Term Preferred Shares, [___]% Series G Term Preferred Stock: A series of [___] shares of Capital Stock classified as Term Preferred Shares is hereby designated as the “Series G Term Preferred Stock.” Each share of such Series shall have such preferences, voting powers, restrictions, limitations as to dividends and distributions, qualifications and terms and conditions of redemption, in addition to those required by applicable law and those that are expressly set forth in the Charter and the TP Articles Supplementary (except as the TP Articles Supplementary may be expressly modified by this Appendix), as are set forth in this Appendix G. The Series G Term Preferred Stock shall constitute a separate series of Capital Stock and of the Term Preferred Shares and each Share of Series G Term Preferred Stock shall be identical. The following terms and conditions shall apply solely to the Series G Term Preferred Stock:
Section 2. Number of Authorized Shares of Series.
The number of authorized shares is [___].
Section 3. Date of Original Issue with respect to Series.
The Date of Original Issue is [___].
Section 4. Fixed Dividend Rate Applicable to Series.
The Fixed Dividend Rate is [___]%.
Section 5. Liquidation Preference Applicable to Series.
The Liquidation Preference is $[___] per share.
Section 6. Term Redemption Date Applicable to Series.
The Term Redemption Date is [___].
Section 7. Dividend Payment Dates Applicable to Series.
The Dividend Payment Dates are the last calendar day of the month of the Dividend Period.
Section 8. Non-Call Period Applicable to Series.
The Non-Call Period is the period beginning on the Date of Original of Issue and ending at the close of business on [___].
Section 9. Exceptions to Certain Definitions Applicable to the Series.
The following definitions contained under the heading “Definitions” in the TP Articles Supplementary are hereby amended as follows:
Not applicable.
Section 10. Additional Definitions Applicable to the Series.
The following terms shall have the following meanings (with terms defined in the singular having comparable meanings when used in the plural and vice versa), unless the context otherwise requires:
“Dividend Period” means, with respect to each Share of Series G Term Preferred Stock, in the case of the first Dividend Period, the period beginning on the Date of Original Issue for such Series and ending on but excluding [___] and for each subsequent Dividend Period, the period beginning on and including the first calendar day of the Calendar Quarter following the day on in which the previous Dividend Period ended and ending on and including the last calendar day of such Calendar Quarter.

Section 11. Amendments to Terms of Term Preferred Shares Applicable to the Series.
The following provisions contained under the heading “Terms of the Term Preferred Shares” in the TP Articles Supplementary are hereby amended as follows:
Not applicable.
Section 12. Additional Terms and Provisions Applicable to the Series.
The following provisions shall be incorporated into and be deemed part of the TP Articles Supplementary:
Not applicable.
IN WITNESS WHEREOF, the Corporation has caused these Articles Supplementary to be signed in its name and on its behalf by its [___] and attested by its [___] on the [___] day of [___], 2020.
Priority Income Fund, Inc.

Name:
Title:

Attest:

Name:
Title:

The undersigned duly authorized officer of the Corporation, who executed on behalf of the Corporation the foregoing Articles Supplementary, hereby acknowledges in the name and on behalf of said Corporation the foregoing Articles Supplementary to be the corporate act of the Corporation, and states under penalties for perjury that to the best of his knowledge, information and belief the matters and facts set forth therein with respect to the authorization and approval thereof are true in all material respects.

Name:
Title:

Signature Page to the Articles Supplementary Establishing and Fixing the Rights and
Preferences of Series G Term Preferred Stock

STATEMENT OF ADDITIONAL INFORMATION

The information in this preliminary statement of additional information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This preliminary statement of additional information is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

Subject To Completion, Dated March 20, 2020
Priority Income Fund, Inc.
STATEMENT OF ADDITIONAL INFORMATION [___], 2020
This STATEMENT OF ADDITIONAL INFORMATION, or SAI, is NOT A PROSPECTUS and should only be read in conjunction with our prospectus, dated [___], 2020, relating to this offering and any accompanying prospectus. A copy of the prospectus and any accompanying prospectus supplement may be obtained, without charge, by calling us at (212) 448-0702, or by visiting our website at www.priorityincomefund.com.
Our prospectus and this SAI omit certain of the information contained in the registration statement filed with the Securities and Exchange Commission, or the SEC. The registration statement may be obtained via the SEC’s website at www.sec.gov, at no charge.
We have not operated under any other name or conducted other business activity.
Unless otherwise noted, the terms “we,” “us,” “our,” and “Priority Income Fund” refer to Priority Income Fund, Inc. Terms not defined herein have the same meaning as given to them in the prospectus.

SAI-1

TABLE OF CONTENTS

Page
TABLE OF CONTENTS	SAI-2
CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS	SAI-3
CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS	SAI-5
REGULATION	SAI-7
BROKERAGE ALLOCATION AND OTHER PRACTICES	SAI-11
INDEX TO FINANCIAL STATEMENTS	F-1

SAI-2

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
We have entered into an Investment Advisory Agreement with our Adviser. Pursuant to the Investment Advisory Agreement, we will pay our Adviser a base management fee and an incentive fee, and will reimburse our Adviser for routine non-compensation overhead expenses, such as expenses incurred by Prospect Administration or us in connection with administering our business, including expenses incurred by Prospect Administration in performing administrative services for us, and the reimbursement of the compensation of our Chief Financial Officer, Chief Compliance Officer, Treasurer and Secretary and other administrative personnel paid by Prospect Administration, subject to the limitations included in the Administration Agreement, and other expenses. See “Investment Advisory Agreement” in the Prospectus for a description of how the fees payable to our Adviser will be determined.
We have also entered into an Administration Agreement with Prospect Administration. Pursuant to the Administration Agreement, we will reimburse Prospect Administration for administrative services provided to us and our allocable portion of overhead incurred by Prospect Administration in performing its obligations under the Administration Agreement. See “Administration Agreement” in the Prospectus for a description of our reimbursement obligation to Prospect Administration. In addition, certain personnel of Prospect Capital Management will be made available to our Adviser to assist it in managing our portfolio and operations, provided that they are supervised at all times by our Adviser’s management team.
Certain of the executive officers, directors and finance professionals of Prospect Capital Management, and Prospect Administration, who perform services for us on behalf of our Adviser are also officers, directors, managers, and/or key professionals of other Prospect Capital Management entities (including Prospect Capital Corporation and TP Flexible Income Fund, Inc.). These persons have legal obligations with respect to those entities that are similar to their obligations to us. In the future, these persons and other affiliates of Prospect Capital Management may organize other investment programs and acquire for their own account investments that may be suitable for us. In addition, Prospect Capital Management may grant equity interests in our Adviser to certain management personnel performing services for our Adviser.
All transactions with affiliates of ours shall be on terms no less favorable than could be obtained from an unaffiliated third party and must be approved by a majority of our directors, including a majority of our independent directors.
We entered into a license agreement with our Adviser, pursuant to which our Adviser granted us a nonexclusive, royalty free license to use the name “Priority Income Fund, Inc.” Under this agreement, we have a right to use such name for so long as our Adviser remains our investment adviser. Other than with respect to this limited license, we have no legal right to our name. This license agreement will remain in effect for so long as the Investment Advisory Agreement with our Adviser is in effect.
Allocation of our Adviser’s Time
We rely, in part, on our Adviser to manage our day-to-day activities and to implement our investment strategy. Our Adviser and certain of its affiliates are currently, and plan in the future to continue to be, involved with activities which are unrelated to us. As a result of these activities, our Adviser, its personnel and certain of its affiliates will have conflicts of interest in allocating their time between us and other activities in which they are or may become involved, including, but not limited to, the management of Prospect Capital Management, Prospect Administration, Prospect Capital Corporation and TP Flexible Income Fund, Inc. Our Adviser and its personnel will devote only as much of its and their time to our business as our Adviser and its personnel, in their judgment, determine is reasonably required, which may be substantially less than their full time. Therefore, our Adviser, its personnel and certain affiliates may experience conflicts of interest in allocating management time, services and functions among us and any other business ventures in which they or any of their key personnel, as applicable, are or may become involved. This could result in actions that are more favorable to other affiliated entities than to us.
However, Prospect Capital Management believes that our Adviser’s professionals have sufficient time to fully discharge their responsibilities to us and to the other businesses in which they are involved. We believe that our affiliates and executive officers will devote the time required to manage our business and expect that the amount of time a particular executive officer or affiliate devotes to us will vary during the course of the year and depend on our business activities at the given time. It is difficult to predict specific amounts of time an executive officer or affiliate will devote to us. We expect that our executive officers and affiliates will generally devote more time to programs raising and investing capital than to programs that have completed their offering stages, though from time to time each program will have its unique demands. Because many of the operational aspects of Prospect Capital Management-sponsored programs are very similar, there are significant efficiencies created by the same team of individuals at our Adviser providing services to multiple programs. For example, our Adviser has streamlined the structure for financial reporting, internal controls and investment approval processes for the programs.
Allocation of Investments

SAI-3

Concurrent with this offering, certain professionals of our Adviser are simultaneously providing advisory services to other affiliated entities, including Prospect Capital Management, which serves as the investment adviser to Prospect Capital Corporation and Prospect Flexible Income Fund Management, LLC, which serves as the investment adviser to TP Flexible Income Fund, Inc. Prospect Capital Corporation is a publicly-traded business development company that focuses on generating current income and, to a lesser extent, long-term capital appreciation for stockholders, primarily by making investments in senior secured loans, subordinated debt, unsecured debt, Target Securities and equity of portfolio companies. TP Flexible Income Fund, Inc. is a business development company that invests primarily in syndicated senior secured first lien loans, syndicated senior second lien loans and, to a lesser extent, subordinated debt. As a result, we may compete with any such investment entity for the same investors and investment opportunities.
The Order grants us the ability to negotiate terms other than price and quantity of co-investment transactions with other funds managed or owned by our Adviser or certain affiliates, including Prospect Capital Corporation and Prospect Flexible Income Management, LLC, which serves as the investment adviser to TP Flexible Income Fund, Inc., where co-investing would otherwise be prohibited by the 1940 Act, subject to the conditions included therein.  Under the terms of the Order, a majority of our independent directors who have no financial interest in the transaction must make certain conclusions in connection with a co-investment transaction, including that (1) the terms of the proposed transaction, including the consideration to be paid, are reasonable and fair to us and our stockholders and do not involve overreaching of us or our stockholders on the part of any person concerned and (2) the transaction is consistent with the interests of our stockholders and is consistent with our investment objective and strategies. The Order also imposes reporting and record keeping requirements and limitations on transactional fees. In certain situations where co-investment with one or more funds managed or owned by our Adviser or its affiliates is not covered by the Order, such as when there is an opportunity to invest in different securities of the same issuer, the personnel of our Adviser or its affiliates will need to decide which client will proceed with the investment. Such personnel will make these determinations based on policies and procedures, which are designed to reasonably ensure that investment opportunities are allocated fairly and equitably among affiliated funds over time and in a manner that is consistent with applicable laws, rules and regulations. Moreover, except in certain circumstances, when relying on the Order, we will be unable to invest in any issuer in which one or more funds managed or owned by our Adviser or its affiliates has previously invested.
Affiliates of our Adviser have no obligation to make their originated investment opportunities available to our Adviser or to us, and such opportunities may be provided to Prospect Capital Corporation, TP Flexible Income Fund, Inc. or another affiliate of our Adviser.
To mitigate the foregoing conflicts, our Adviser and its affiliates will seek to allocate portfolio transactions on a fair and equitable basis, taking into account such factors as the relative amounts of capital available for new investments, the applicable investment programs and portfolio positions, the clients for which participation is appropriate and any other factors deemed appropriate.

SAI-4

CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS
After this offering, no person will be deemed to control us, as such term is defined in the 1940 Act. The following table sets forth, as of the date of this SAI, information with respect to the beneficial ownership of our common stock by:

•	each person known to us to beneficially own more than 5% of the outstanding shares;

•	each member of our Board of Directors and each executive officer; and

•	all of the members of our Board of Directors and executive officers as a group.
Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. There are no shares subject to options that are currently exercisable or exercisable within 60 days of the offering. Unless otherwise specified, the address of each beneficial owner is 10 East 40th Street, 42nd Floor, New York, New York 10016.

Shares Beneficially Owned as of the Date of This SAI
Name	Number of Common Shares	Number of Term Preferred Shares	Percentage(1)	Percentage assuming maximum amount is purchased
5% or Greater Stockholders:
None	—	—	—	—
Interested Directors:
M. Grier Eliasek	—	—	—	—
Robert F. Muller Jr.	—	—	—	—
Independent Directors:
Andrew C. Cooper	—	—	—	—
William J. Gremp	—	—	—	—
Eugene S. Stark	—	4,000	*	*
Executive Officers:
Kristin Van Dask			—	—
All officers and members of our Board of Directors as a group (persons)	—	4,000	*	*
_______________________________________________________________________________

*	Less than 1%.

(1)	Based on a total of 32,175,553 shares of common stock and 7,535,716 shares of Term Preferred Stock outstanding on March 19, 2020.

SAI-5

The following table sets forth, as of the date of this SAI, the dollar range of our equity securities that are beneficially owned by each member of our Board of Directors, based on the current public offering price of $13.61 per share.

Name of Director	Dollar Range of Equity Securities Beneficially Owned(1)(2)	Dollar Range of Equity Securities Beneficially Owned in Fund Complex
Interested Directors:
M. Grier Eliasek	None	Over $1,000,000
Robert F. Muller Jr.	None	None
Independent Directors:
Andrew C. Cooper	None	None
William J. Gremp	None	$100,001 - $500,000
Eugene S. Stark	None	$100,001 - $500,000
_______________________________________________________________________________

(1)	Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Exchange Act.

(2)	The dollar range of equity securities beneficially owned are: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, or over $100,000.
The following table sets forth, as of the date of this SAI, the dollar range of our equity securities that are owned by each of our Adviser’s professionals, based on the current public offering price of $13.61 per share.

Name of Professional	Dollar Range of Equity Securities(1)	Dollar Range of Equity Securities in Fund Complex
John F. Barry III(2)	$100,001 - $500,000	Over $1,000,000
Kristin Van Dask	None	$100,001 - $500,000
Nishil Mehta	None	Over $1,000,000
Colin McGinnis	None	$100,001 - $500,000
John W. Kneisley	None	Over $1,000,000
_______________________________________________________________________________

(1)	The dollar ranges of equity securities are: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001-$500,000, $500,001-$1,000,000 or over $1,000,000.

(2)	Mr. Barry may be deemed to share beneficial ownership with our Adviser by virtue of his control of Prospect Capital Management, which owns 50% of our Adviser.

SAI-6

REGULATION
We are a non-diversified closed-end management investment company that has registered as an investment company under the 1940 Act. As a registered closed-end investment company, we are subject to regulation under the 1940 Act. Under the 1940 Act, unless authorized by vote of a majority of the outstanding voting securities, we may not:

•	change our classification to an open-end management investment company;

•
except in each case in accordance with our policies with respect thereto set forth in this SAI and the Prospectus, borrow money, issue senior securities, underwrite securities issued by other persons, purchase or sell real estate or commodities or make loans to other persons;

•
deviate from any policy in respect of concentration of investments in any particular industry or group of industries as recited in this SAI and the Prospectus, deviate from any investment policy which is changeable only if authorized by stockholder vote under the 1940 Act, or deviate from any fundamental policy recited in its registration statement in accordance with the requirements of the 1940 Act; or

•	change the nature of our business so as to cease to be an investment company.
A majority of the outstanding voting securities of a company is defined under the 1940 Act as the lesser of: (a) 67% or more of such company’s voting securities present at a meeting if more than 50% of the outstanding voting securities of such company are present or represented by proxy, or (b) more than 50% of the outstanding voting securities of such company.
As with other companies regulated by the 1940 Act, a registered closed-end management investment company must adhere to certain substantive regulatory requirements. A majority of our directors must be persons who are not interested persons, as that term is defined in the 1940 Act. Additionally, we are required to provide and maintain a bond issued by a reputable fidelity insurance company to protect the closed-end management investment company. Furthermore, as a registered closed-end management investment company, we are prohibited from protecting any director or officer against any liability to us or our stockholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office. We may also be prohibited under the 1940 Act from knowingly participating in certain transactions with our affiliates without the prior approval of the SEC.
As a registered closed-end management investment company, we are generally required to meet an asset coverage ratio with respect to our outstanding senior securities representing indebtedness, defined under the 1940 Act as the ratio of our gross assets (less all liabilities and indebtedness not represented by senior securities) to our outstanding senior securities representing indebtedness, of at least 300% after each issuance of senior securities representing indebtedness. In addition, we are generally required to meet an asset coverage ratio with respect to our outstanding preferred stock, as defined under the 1940 Act as the ratio of our gross assets (less all liabilities and indebtedness not represented by senior securities) to our outstanding senior securities representing indebtedness, plus the aggregate involuntary liquidation preference of our outstanding preferred stock, of at least 200% immediately after each issuance of such preferred stock. We are also prohibited from issuing or selling any senior security if, immediately after such issuance, we would have outstanding more than (i) one class of senior security representing indebtedness, exclusive of any promissory notes or other evidences of indebtedness issued in consideration of any loan, extension, or renewal thereof, made by a bank or other person and privately arranged, and not intended to be publicly distributed, or (ii) one class of senior security which is stock, except that in each case any such class of indebtedness or stock may be issued in one or more series.
We are generally not able to issue and sell our common stock at a price below net asset value per share. We may, however, sell our common stock, or at a price below the then-current net asset value of our common stock if our Board of Directors determines that such sale is in our best interests and the best interests of our stockholders, and our stockholders approve such sale. In addition, we may generally issue new shares of our common stock at a price below net asset value in rights offerings to existing stockholders, in payment of dividends and in certain other limited circumstances.
We may borrow funds to make investments. If there is an appropriate opportunity to do so, we intend to issue additional shares of preferred stock in one or more series and in one or more offerings in the 12 months following the completion of this offering. Each series of preferred stock that we may issue, including the Series G Term Preferred Stock, will be identical and of equal rank except as to the particular terms thereof that may be fixed by our board of directors, and all shares of each series of preferred stock will be identical and of equal rank except as to the dates from which dividends, if any, thereon will be cumulative. While we have no immediate plans to issue debt securities or borrow money from a bank or other financial institution, it is possible that we will do so if an appropriate opportunity arises. Although we do not expect to do so, we may also borrow funds, consistent with the limitations of the 1940 Act, in order to make the distributions required to maintain our status as a RIC under Subchapter M of the Code.

SAI-7

As a registered closed-end management investment company, we are subject to certain risks and uncertainties. See “Risk Factors—Risks Related to Our Business and Structure—Regulations governing our operation as a registered closed-end management investment company affect our ability to raise additional capital and the way in which we do so. As a registered closed-end management investment company, the necessity of raising additional capital may expose us to risks, including the typical risks associated with leverage” in the Prospectus.
Fundamental Investment Policies
The restrictions identified as fundamental below, along with our investment objective, are our only fundamental policies. Fundamental policies may not be changed without the approval of the holders of a majority of our outstanding voting securities, as defined in the 1940 Act.
As a matter of fundamental policy, we will not: (1) act as an underwriter of securities of other issuers (except to the extent that we may be deemed an “underwriter” of securities we purchase that must be registered under the Securities Act before they may be offered or sold to the public); (2) purchase or sell real estate or interests in real estate or real estate investment trusts (except that we may (A) purchase and sell real estate or interests in real estate in connection with the orderly liquidation of investments, or in connection with foreclosure on collateral, or (B) own the securities of companies that are in the business of buying, selling or developing real estate); (3) sell securities short (except with regard to managing the risks associated with publicly-traded securities we may hold in our portfolio); (4) purchase securities on margin (except to the extent that we may purchase securities with borrowed money); or (5) engage in the purchase or sale of commodities or commodity contracts, including futures contracts (except where necessary in working out distressed investment situations or in hedging the risks associated with interest rate fluctuations), and, in such cases, only after all necessary registrations (or exemptions from registration) with the Commodity Futures Trading Commission have been obtained.We may make loans to the fullest extent permitted by applicable law, including the 1940 Act.
As a matter of fundamental policy, we will not concentrate our investments in a particular industry or group of industries, and we will not operate as a diversified investment company under the 1940 Act. We may invest up to 100% of our assets in Target Securities, which may be acquired directly in privately negotiated transactions or in secondary market purchases. Our intention is to not write (sell) or buy put or call options to manage risks associated with any publicly-traded securities we may hold, except that we may enter into hedging transactions to manage the risks associated with interest rate fluctuations, and, in such cases, only after all necessary registrations (or exemptions from registration) with the Commodity Futures Trading Commission have been obtained.
We will be subject to certain regulatory restrictions in making our investments. We have received the Order from the SEC granting us the ability to negotiate terms other than price and quantity of co-investment transactions with other funds managed or owned by our Adviser or certain affiliates, including Prospect Capital Corporation and TP Flexible Income Fund, Inc., where co-investing would otherwise be prohibited under the 1940 Act, subject to the conditions therein. We may only co-invest with other funds managed or owned by our Adviser or certain affiliates in accordance with such Order and existing regulatory guidance. See “Certain Relationships and Related Party Transactions—Allocation of Investments” in the statement of additional information.
We may borrow money or issue senior securities up to the maximum amount permitted by the 1940 Act. See “—Senior Securities” below.
Temporary Investments
Pending investment in portfolio securities consistent with our investment objective and strategies described in the Prospectus, our investments may consist of cash, cash equivalents, U.S. government securities, money market funds, repurchase agreements, or high-quality debt securities maturing in one year or less from the time of investment, which we refer to, collectively, as temporary investments. Typically, we will invest in U.S. Treasury bills or in repurchase agreements, provided that such agreements are fully collateralized by cash or securities issued by the U.S. government or its agencies. A repurchase agreement involves the purchase by an investor, such as us, of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed-upon future date and at a price which is greater than the purchase price by an amount that reflects an agreed-upon interest rate. There is no percentage restriction on the proportion of our assets that may be invested in such repurchase agreements. However, if more than 25% of our gross assets constitute repurchase agreements from a single counterparty, we would not meet the diversification tests in order to qualify as a RIC for federal income tax purposes. Thus, we do not intend to enter into repurchase agreements with a single counterparty in excess of this limit. Our Adviser will monitor the creditworthiness of the counterparties with which we enter into repurchase agreement transactions.

SAI-8

Senior Securities
We are permitted, under specified conditions, to issue one class of indebtedness and one class of stock senior to our common stock if our asset coverage with respect thereto, as defined in the 1940 Act, is at least equal to 300% immediately after such issuance of senior securities representing indebtedness, and 200% immediately after each issuance of senior securities which are stock. We are also permitted to issue promissory notes or other evidences of indebtedness in consideration of a loan, extension, or renewal thereof, made by a bank or other person and privately arranged, and not intended to be publicly distributed, provided that our asset coverage with respect to our outstanding senior securities representing indebtedness is at least equal to 300% immediately thereafter. In addition, while any senior securities remain outstanding, we must make provisions to prohibit any distribution to our stockholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. We may also borrow amounts up to 5% of the value of our gross assets for temporary or emergency purposes without regard to asset coverage. For a discussion of the risks associated with leverage, See “Risk Factors—Risks Related to our Capital Structure and Leverage” in the Prospectus.
Code of Ethics
We and our Adviser have each adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act, respectively, that establishes procedures for personal investments and restricts certain personal securities transactions. Personnel subject to the codes may invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the codes’ requirements. We have attached our code of ethics as an exhibit to the registration statement of which the Prospectus is a part. Our code of ethics is available on the EDGAR Database on the SEC’s Internet site at www.sec.gov.
Compliance Policies and Procedures
We and our Adviser have adopted and implemented written policies and procedures reasonably designed to prevent violation of the federal securities laws and are required to review these compliance policies and procedures annually for their adequacy and the effectiveness of their implementation. Our chief compliance officer is responsible for administering these policies and procedures.
Proxy Voting Policies and Procedures
We have delegated our proxy voting responsibility to our Adviser. The proxy voting policies and procedures of our Adviser are set forth below. The guidelines are reviewed periodically by our Adviser and our non-interested directors, and, accordingly, are subject to change.
Introduction
As an investment adviser registered under the Advisers Act, our Adviser has a fiduciary duty to act solely in the best interests of its clients. As part of this duty, it recognizes that it must vote client securities in a timely manner free of conflicts of interest and in the best interests of its clients.
These policies and procedures for voting proxies for the investment advisory clients of our Adviser are intended to comply with Section 206 of, and Rule 206(4)-6 under, the Advisers Act.
Proxy Policies
Our Adviser will vote proxies relating to our securities in the best interest of its clients’ stockholders. It will review on a case-by-case basis each proposal submitted for a stockholder vote to determine its impact on the portfolio securities held by its clients. Although our Adviser will generally vote against proposals that may have a negative impact on its clients’ portfolio securities, it may vote for such a proposal if there exists compelling long-term reasons to do so.
The proxy voting decisions of our Adviser are made by the senior officers who are responsible for monitoring each of its clients’ investments. To ensure that its vote is not the product of a conflict of interest, it will require that: (a) anyone involved in the decision-making process disclose to its chief compliance officer any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote; and (b) employees involved in the decision making process or vote administration are prohibited from revealing how our Adviser intends to vote on a proposal in order to reduce any attempted influence from interested parties.

SAI-9

Proxy Voting Records
You may obtain information, without charge, regarding how we voted proxies with respect to our portfolio securities by making a written request for proxy voting information to: Chief Compliance Officer, Priority Income Fund, Inc., 10 East 40th Street, 42nd Floor, New York, New York 10016.
Other
We will be periodically examined by the SEC for compliance with the 1940 Act.
We are required to provide and maintain a bond issued by a reputable fidelity insurance company to protect us against larceny and embezzlement. Furthermore, as a registered closed-end management investment company, we are prohibited from protecting any director or officer against any liability to us or our stockholders arising from willful misconduct, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

SAI-10

BROKERAGE ALLOCATION AND OTHER PRACTICES
Since we generally acquire and dispose of our investments in privately negotiated transactions, we expect to infrequently use brokers in the normal course of our business. Subject to policies established by our Board of Directors, our Adviser is primarily responsible for the execution of the publicly-traded securities portion of our portfolio transactions and the allocation of brokerage commissions. Our Adviser does not execute transactions through any particular broker or dealer, but seeks to obtain the best net results for us, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While our Adviser will generally seek reasonably competitive trade execution costs, we will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, our Adviser may select a broker based partly upon brokerage or research services provided to it and us and any other clients. In return for such services, we may pay a higher commission than other brokers would charge if our Adviser determines in good faith that such commission is reasonable in relation to the services provided.

SAI-11

INDEX TO FINANCIAL STATEMENTS

The following financial statements of Priority Income Fund, Inc. are included in this statement of additional information:

Statement of Assets and Liabilities (unaudited)
As of December 31, 2019

Assets
Investments, at fair value (amortized cost $624,101,580)	$565,111,050
Interest receivable	2,650,044
Cash	2,587,466
Deferred common stock offering costs (Note 5)	386,747
Deferred financing costs on Revolving Credit Facility (Note 12)	255,648
Due from affiliate (Note 5)	211,284
Prepaid expenses	81,916
Total assets	571,284,155
Liabilities
Mandatorily redeemable preferred stock; ($0.01 par value; 40,000,000 shares authorized; 1,500,183 Series A Term Preferred Stock outstanding with net of offering costs of $300,714 and unamortized discount of $983,816; 1,000,000 Series B Term Preferred Stock outstanding with net offering costs of $244,701 and unamortized discount of $623,206; 1,610,000 Series C Term Preferred Stock outstanding with net offering costs of $218,974 and unamortized discount of $1,080,574; 1,097,007 Series D Term Preferred Stock outstanding with net offering costs of $329,637 and unamortized discount of $816,515; 1,100,000 Series E Term Preferred Stock outstanding with net offering costs of $319,281 and unamortized discount of $818,115 (Note 7)
151,944,217
Due to Adviser (Note 5)	6,043,377
Revolving Credit facility (Note 12)	5,000,000
Accrued expenses	1,672,955
Payable for investment securities purchased	1,646,175
Due to Administrator (Note 5)	885,874
Due to affiliate (Note 5)	29,023
Interest payable	19,076
Payable for capital shares sold	5,366
Preferred dividend payable	4,864
Total liabilities	167,250,927
Commitments and contingencies (Note 10)	—
Net assets	$404,033,228

Components of net assets:
Common stock, $0.01 par value; 160,000,000 shares authorized; 32,211,774 shares issued and
outstanding (Note 4)	$322,118
Paid-in capital in excess of par	417,266,614
Total distributable earnings	(13,555,504)
Net assets	$404,033,228

Net asset value per share	$12.54

See accompanying notes to financial statements.

Statement of Operations (unaudited)
For the six months ended December 31, 2019

Investment income
Interest income from investments	$46,520,546
Total investment income	46,520,546
Expenses
Incentive fee (Note 5)	6,265,268
Base management fee (Note 5)	5,547,575
Total investment advisory fees	11,812,843

Preferred dividend expense	5,085,468
Administrator costs (Note 5)	1,689,330
Transfer agent fees and expenses	709,562
General and administrative	631,228
Valuation services	478,982
Audit and tax expense	332,725
Legal expense	205,899
Amortization of common stock offering costs (Note 5)	189,653
Report and notice to shareholders	176,260
Adviser shared service expense (Note 5)	130,331
Insurance expense	119,115
Director fees	75,000
Interest expense	24,432
Total expenses	21,660,828
Expense Support Repayment (Note 5)	—
Net expenses	21,660,828
Net investment income	24,859,718
Net realized loss and net change in unrealized appreciation/depreciation on investments
Net realized loss on investments	(919,286)
Net change in unrealized appreciation/depreciation on investments	(17,160,266)
Net realized loss and net change in unrealized appreciation/depreciation on investments	(18,079,552)
Net increase in net assets resulting from operations	$6,780,166

See accompanying notes to financial statements.

Statements of Changes in Net Assets

	Six Months Ended	Year Ended
	December 31, 2019	June 30, 2019
	(unaudited)
Net increase in net assets resulting from operations:
Net investment income	$24,859,718	$43,015,803
Net realized loss on investments	(919,286)	(2,070,447)
Net change in unrealized appreciation/depreciation on investments	(17,160,266)	(16,897,033)
Net increase in net assets resulting from operations	6,780,166	24,048,323
Distributions to common stockholders:
Distributions from earnings (Notes 6 and 8)	(22,014,211)	(27,362,678)
Return of capital (Notes 6 and 8)	(1,592,933)	(12,690,785)
Total distributions to common stockholders	(23,607,144)	(40,053,463)
Capital transactions:
Gross proceeds from shares sold (Note 4)	19,478,720	51,119,673
Commissions and fees on shares sold (Note 5)	(1,522,593)	(3,893,401)
Proceeds from merger transaction (Note 11)	—	34,965,647
Reinvestment of dividends (Note 4)	12,380,706	17,922,234
Repurchase of common shares (Note 4)	(9,181,550)	(17,086,002)
Net increase in net assets from capital transactions	21,155,283	83,028,151
Total increase in net assets	4,328,305	67,023,011
Net assets:
Beginning of period	399,704,923	332,681,912
End of period	$404,033,228	$399,704,923

See accompanying notes to financial statements.

Statement of Cash Flows (unaudited)
For the six months ended December 31, 2019

Cash flows used in operating activities:
Net increase in net assets resulting from operations	$6,780,166
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Amortization of common stock offering costs (Note 5)	189,653
Amortization of purchase discount, net	3,548,195
Amortization of preferred stock offering costs	93,747
Amortization of preferred stock discount	320,391
Amortization of deferred financing costs	5,356
Purchases of investments	(66,541,517)
Distributions received from investments	1,630,451
Net realized loss on investments	919,286
Net change in unrealized appreciation/depreciation on investments	17,160,266
(Increase) Decrease in operating assets:
Deferred offering costs (Note 5)	(428,356)
Deferred financing costs on Revolving Credit Facility (Note 12)	(261,004)
Interest receivable	(1,373,839)
Due from affiliate (Note 5)	(79,366)
Prepaid expenses	(62,687)
Increase (Decrease) in operating liabilities:
Payable for investment securities purchased	(13,091,051)
Due to Adviser (Note 5)	423,516
Accrued expenses	(445,904)
Due to Administrator (Note 5)	676,531
Due to affiliate (Note 5)	6,868
Preferred dividend payable	(6,864)
Interest payable	19,076
Net cash used in operating activities	(50,517,086)
Cash flows provided by financing activities:
Gross proceeds from shares sold (Note 4)	21,218,395
Commissions and fees on shares sold (Note 5)	(1,626,149)
Borrowings under Revolving Credit Facility	5,000,000
Distributions paid to common stockholders	(16,266,009)
Repurchase of common shares (Note 4)	(9,181,550)
Proceeds from the issuance of mandatorily redeemable preferred stock (Note 7)	27,892,949
Preferred stock issuance costs, paid and deferred	(394,823)
Net cash provided by financing activities	26,642,813
Net decrease in cash	(23,874,273)
Cash, beginning of year	26,461,739
Cash, end of period	$2,587,466

Supplemental information
Value of shares issued through reinvestment of dividends	$12,380,706

See accompanying notes to financial statements.

Schedule of Investments (unaudited)
As of December 31, 2019

Portfolio Investments(1)(5)	Investment	Estimated Yield(2)/Interest Rate	Legal Maturity	Acquisition date	Principal Amount	Amortized Cost	Fair Value(3) Level 3	% of Net Assets
Collateralized Loan Obligation - Equity Class (Cayman Islands)
Adams Mill CLO Ltd.(6)	Subordinated Notes	—%	7/15/2026	8/12/2014	$500,000	$277,296	$145,962	0.0%
Apidos CLO XVIII-R	Subordinated Notes	19.63%	10/22/2030	10/22/2018	410,000	485,220	412,082	0.1%
Apidos CLO XXI	Subordinated Notes	16.11%	7/19/2027	6/18/2015	5,000,000	4,248,507	3,364,043	0.8%
Apidos CLO XXII	Subordinated Notes	7.03%	10/20/2027	10/14/2015	3,000,000	2,714,496	2,243,675	0.6%
Apidos CLO XXIV	Subordinated Notes	24.42%	10/21/2030	5/21/2019	6,750,000	4,156,904	4,352,676	1.1%
Apidos CLO XXVI	Subordinated Notes	22.78%	7/18/2029	7/29/2019	6,000,000	4,162,884	4,353,656	1.1%
Babson CLO Ltd. 2015-I	Subordinated Notes	12.20%	1/20/2031	4/29/2015	3,400,000	2,387,160	1,865,643	0.5%
Barings CLO Ltd. 2018-III	Subordinated Notes	9.29%	7/20/2029	11/18/2014	397,600	237,141	166,079	0.0%
BlueMountain CLO 2012-2 Ltd.	Subordinated Notes	13.71%	11/20/2028	1/14/2015	3,000,000	2,470,288	1,868,338	0.5%
BlueMountain CLO 2013-2 Ltd.	Subordinated Notes	11.81%	10/22/2030	10/6/2015	1,900,000	1,467,771	1,045,768	0.3%
BlueMountain Fuji US CLO II Ltd.	Subordinated Notes	17.50%	10/21/2030	9/28/2017	2,500,000	2,345,256	2,140,224	0.5%
California Street CLO IX, Ltd.	Preference Shares	27.72%	7/16/2032	12/19/2019	4,670,000	1,661,179	2,394,404	0.6%
California Street CLO XII, Ltd.(6)	Subordinated Notes	—%	10/15/2025	9/17/2015	14,500,000	7,456,815	5,194,967	1.3%
Carlyle Global Market Strategies CLO 2013-1, Ltd.	Subordinated Notes	15.07%	8/14/2030	6/30/2016	17,550,000	12,842,773	9,619,525	2.4%
Carlyle Global Market Strategies CLO 2013-4, Ltd.	Income Notes	17.55%	1/15/2031	12/28/2016	11,839,488	7,074,416	6,906,511	1.7%
Carlyle Global Market Strategies CLO 2014-1, Ltd.	Income Notes	28.97%	4/17/2031	3/3/2016	12,870,000	7,420,200	9,394,926	2.3%
Carlyle Global Market Strategies CLO 2014-3-R, Ltd.	Subordinated Notes	16.87%	7/28/2031	6/15/2018	15,000,000	13,109,048	12,028,373	3.0%
Carlyle Global Market Strategies CLO 2016-1, Ltd.	Subordinated Notes	19.60%	4/20/2027	4/20/2016	6,500,000	5,943,305	5,614,453	1.4%
Carlyle Global Market Strategies CLO 2016-3, Ltd.	Subordinated Notes	16.54%	10/19/2029	9/13/2016	3,245,614	3,057,809	2,641,608	0.7%
Carlyle Global Market Strategies CLO 2017-5, Ltd.	Subordinated Notes	15.26%	1/22/2030	1/30/2018	10,000,000	9,722,592	8,331,563	2.1%
Cedar Funding II CLO, Ltd.	Subordinated Notes	17.81%	6/10/2030	9/29/2017	2,500,000	1,946,147	1,696,221	0.4%
Cedar Funding IV CLO, Ltd.	Subordinated Notes	18.45%	7/23/2030	6/23/2017	21,114,286	18,106,567	16,909,908	4.2%
Cedar Funding V CLO, Ltd.	Subordinated Notes	17.96%	7/17/2031	10/17/2018	2,358,000	2,500,513	2,331,525	0.6%
Cedar Funding VI CLO, Ltd.	Subordinated Notes	20.61%	10/20/2028	8/10/2017	4,892,500	4,703,676	4,512,869	1.1%
Cent CLO 21 Limited	Subordinated Notes	13.30%	7/26/2030	6/18/2014	510,555	398,727	292,961	0.1%
CIFC Funding 2013-I, Ltd.	Subordinated Notes	18.89%	7/16/2030	6/7/2018	3,000,000	1,692,239	1,450,140	0.4%
CIFC Funding 2013-II, Ltd.	Income Notes	10.00%	10/18/2030	2/11/2014	305,000	205,822	156,407	0.0%
CIFC Funding 2013-IV, Ltd.	Subordinated Notes	18.33%	4/28/2031	3/19/2019	8,000,000	5,044,635	5,035,815	1.2%
CIFC Funding 2014, Ltd.	Income Notes	15.03%	1/17/2031	3/13/2014	2,758,900	1,873,923	1,652,196	0.4%
Portfolio Investments(1)(5)	Investment	Estimated Yield(2)/Interest Rate	Legal Maturity	Acquisition date	Principal Amount	Amortized Cost	Fair Value(3) Level 3	% of Net Assets

Collateralized Loan Obligation - Equity Class (Cayman Islands)
CIFC Funding 2014-III, Ltd.	Income Notes	15.89%	10/22/2031	11/17/2016	$11,700,000	$7,378,853	$6,588,221	1.6%
CIFC Funding 2014-IV-R, Ltd.	Income Notes	16.73%	10/17/2030	9/3/2014	4,286,000	2,712,351	2,453,700	0.6%
CIFC Funding 2015-I, Ltd.	Subordinated Notes	19.40%	1/22/2031	11/30/2015	7,500,000	5,650,739	5,283,095	1.3%
CIFC Funding 2015-III, Ltd.	Subordinated Notes	18.01%	4/19/2029	5/31/2018	10,000,000	7,648,215	6,914,698	1.7%
CIFC Funding 2015-IV, Ltd.	Subordinated Notes	13.12%	10/20/2027	5/2/2016	9,100,000	7,435,487	5,758,101	1.4%
CIFC Funding 2016-I, Ltd.	Subordinated Notes	11.48%	10/21/2031	12/21/2016	2,000,000	1,830,419	1,616,438	0.4%
CIFC Funding 2017-I, Ltd.	Subordinated Notes	11.62%	4/20/2029	3/9/2017	8,000,000	7,407,950	5,702,176	1.4%
CIFC Funding 2017-IV, Ltd.	Subordinated Notes	16.77%	10/24/2030	9/19/2017	18,000,000	17,520,476	15,450,981	3.8%
Galaxy XIX CLO, Ltd.	Subordinated Notes	14.38%	7/24/2030	12/8/2016	2,750,000	1,862,922	1,341,220	0.3%
Galaxy XXVIII CLO, Ltd.	Subordinated Notes	7.62%	7/15/2031	6/27/2014	250,000	180,772	114,063	0.0%
GoldenTree Loan Opportunities IX, Ltd.	Subordinated Notes	15.16%	10/29/2029	7/24/2017	3,250,000	2,456,209	1,905,189	0.5%
Halcyon Loan Advisors Funding 2014-2 Ltd.(6)	Subordinated Notes	—%	4/28/2025	4/28/2014	400,000	210,313	—	0.0%
Halcyon Loan Advisors Funding 2014-3 Ltd.(6)	Subordinated Notes	—%	10/22/2025	9/29/2014	500,000	298,545	—	0.0%
Halcyon Loan Advisors Funding 2015-1 Ltd.(6)	Subordinated Notes	—%	4/20/2027	4/16/2015	3,000,000	1,907,873	919,839	0.2%
Halcyon Loan Advisors Funding 2015-2 Ltd.(6)	Subordinated Notes	—%	7/26/2027	6/24/2015	3,000,000	1,994,395	1,049,551	0.3%
Halcyon Loan Advisors Funding 2015-3 Ltd.	Subordinated Notes	4.28%	10/18/2027	9/3/2015	7,000,000	5,526,344	4,088,130	1.0%
HarbourView CLO VII-R, Ltd.	Subordinated Notes	10.99%	7/18/2031	6/10/2015	275,000	190,435	156,059	0.0%
Jefferson Mill CLO Ltd.	Subordinated Notes	11.46%	10/20/2031	7/28/2015	6,049,689	4,814,393	3,211,652	0.8%
LCM XV Limited Partnership	Income Notes	7.13%	7/19/2030	2/25/2014	250,000	183,746	119,244	0.0%
LCM XVI Limited Partnership	Income Notes	11.72%	10/15/2031	6/19/2014	6,814,685	4,499,805	3,209,954	0.8%
LCM XVII Limited Partnership	Income Notes	13.75%	10/15/2031	10/15/2014	1,000,000	712,618	611,943	0.2%
Madison Park Funding XIII, Ltd.	Subordinated Notes	23.29%	4/19/2030	2/27/2014	13,000,000	9,158,701	8,828,849	2.2%
Madison Park Funding XIV, Ltd.	Subordinated Notes	15.82%	10/22/2030	8/6/2014	14,000,000	10,123,113	9,090,698	2.2%
Madison Park Funding XV, Ltd.(6)	Subordinated Notes	—%	1/27/2026	12/29/2014	4,000,000	2,817,050	1,708,121	0.4%
Mountain View CLO 2014-1 Ltd.(6)	Income Notes	—%	10/15/2026	9/25/2014	1,000,000	508,546	102,138	0.0%
Mountain View CLO IX Ltd.	Subordinated Notes	18.98%	7/15/2031	6/25/2015	8,815,500	5,194,426	5,397,566	1.3%
Octagon Investment Partners XIV, Ltd.	Income Notes	16.05%	7/16/2029	12/6/2017	6,150,000	3,945,470	3,223,463	0.8%
Octagon Investment Partners XV, Ltd.	Income Notes	20.95%	7/19/2030	5/28/2019	5,644,737	3,159,854	3,109,952	0.8%
Octagon Investment Partners XVII, Ltd.	Subordinated Notes	19.28%	1/27/2031	7/2/2018	16,153,000	8,837,103	8,374,471	2.1%
Octagon Investment Partners 18-R, Ltd.	Subordinated Notes	13.89%	4/16/2031	8/4/2015	4,568,944	2,644,043	2,149,820	0.5%
Octagon Investment Partners 20-R, Ltd.	Subordinated Notes	17.82%	5/12/2031	5/13/2019	3,500,000	2,656,591	2,479,428	0.6%
Octagon Investment Partners XXI, Ltd.	Subordinated Notes	15.60%	2/14/2031	1/13/2016	13,822,188	7,888,517	6,683,762	1.7%
Octagon Investment Partners XXII, Ltd.	Subordinated Notes	17.66%	1/22/2030	11/25/2014	6,625,000	4,863,902	4,327,159	1.1%
Portfolio Investments(1)(5)	Investment	Estimated Yield(2)/Interest Rate	Legal Maturity	Acquisition date	Principal Amount	Amortized Cost	Fair Value(3) Level 3	% of Net Assets

Collateralized Loan Obligation - Equity Class (Cayman Islands)
Octagon Investment Partners XXIII, Ltd.	Subordinated Notes	23.50%	7/15/2027	2/8/2016	$12,000,000	$9,428,261	$9,418,234	2.3%
Octagon Investment Partners 27, Ltd.	Subordinated Notes	17.54%	7/15/2030	11/2/2018	5,000,000	3,668,307	3,314,296	0.8%
Octagon Investment Partners 30, Ltd.	Subordinated Notes	14.64%	3/18/2030	11/20/2017	9,525,000	8,977,259	7,690,784	1.9%
Octagon Investment Partners 31, Ltd.	Subordinated Notes	34.25%	7/19/2030	12/27/2019	3,067,500	1,802,300	1,857,297	0.5%
Octagon Investment Partners 33, Ltd.	Subordinated Notes	18.01%	1/20/2031	7/11/2018	2,850,000	2,553,520	2,392,312	0.6%
Octagon Investment Partners 36, Ltd.	Subordinated Notes	26.83%	4/15/2031	12/27/2019	10,400,960	8,381,746	8,443,518	2.1%
Octagon Loan Funding, Ltd.	Subordinated Notes	15.62%	11/18/2031	9/17/2014	3,240,000	2,244,532	1,925,751	0.5%
OZLM VI, Ltd.	Subordinated Notes	13.28%	4/17/2031	11/3/2016	15,688,991	11,174,961	9,200,757	2.3%
OZLM VII, Ltd.	Subordinated Notes	10.40%	7/17/2029	11/6/2015	2,654,467	1,558,533	1,280,594	0.3%
OZLM VIII, Ltd.	Subordinated Notes	7.49%	10/17/2029	9/9/2014	950,000	594,467	411,940	0.1%
OZLM IX, Ltd.	Subordinated Notes	13.38%	10/20/2031	2/27/2017	15,000,000	11,122,953	9,415,389	2.3%
OZLM XII, Ltd.	Subordinated Notes	6.29%	4/30/2027	1/20/2017	12,122,952	9,127,462	6,418,573	1.6%
OZLM XXII, Ltd.	Subordinated Notes	17.74%	1/17/2031	5/16/2017	27,343,000	16,377,980	15,742,872	3.9%
Romark WM-R Ltd.	Subordinated Notes	11.70%	4/21/2031	5/15/2014	490,713	402,510	276,429	0.1%
Sound Point CLO II, Ltd.	Subordinated Notes	18.45%	1/27/2031	5/20/2019	21,053,778	12,463,492	11,375,841	2.8%
Sound Point CLO VII-R, Ltd.	Subordinated Notes	25.72%	10/23/2031	8/2/2019	9,002,745	3,838,773	3,878,762	1.0%
Sound Point CLO XVII, Ltd.	Subordinated Notes	16.88%	10/20/2030	7/13/2018	15,000,000	14,144,421	12,757,156	3.2%
Sound Point CLO XVIII, Ltd.	Subordinated Notes	15.82%	1/20/2031	10/31/2018	6,250,000	6,249,784	5,590,641	1.4%
Symphony CLO XIV, Ltd.(6)	Subordinated Notes	—%	7/14/2026	5/29/2014	750,000	467,928	281,910	0.1%
Symphony CLO XVI, Ltd.	Subordinated Notes	13.47%	10/15/2031	7/15/2015	5,000,000	4,235,151	3,332,424	0.8%
THL Credit Wind River 2013-1 CLO, Ltd.	Subordinated Notes	11.00%	7/19/2030	11/3/2017	10,395,000	7,667,617	5,606,623	1.4%
THL Credit Wind River 2013-2 CLO, Ltd.	Income Notes	12.41%	10/18/2030	12/29/2017	3,250,000	1,966,006	1,613,139	0.4%
THL Credit Wind River 2014-1 CLO, Ltd.	Subordinated Notes	18.50%	7/18/2031	7/13/2018	11,800,000	7,538,902	7,144,070	1.8%
THL Credit Wind River 2018-2 CLO, Ltd.	Subordinated Notes	17.38%	7/15/2030	3/13/2019	8,884,000	7,886,673	7,616,864	1.9%
THL Credit Wind River 2018-3 CLO, Ltd.	Subordinated Notes	18.26%	1/20/2031	7/2/2019	13,000,000	11,599,644	11,206,707	2.8%
Venture XVIII CLO, Ltd.	Subordinated Notes	18.38%	10/15/2029	7/18/2018	4,750,000	3,236,073	3,100,843	0.8%
Venture 28A CLO, Ltd.	Subordinated Notes	16.91%	10/19/2029	7/18/2018	12,000,000	10,376,533	9,508,221	2.4%
Venture XXX CLO, Ltd.	Subordinated Notes	20.03%	1/15/2031	7/18/2018	5,100,000	4,509,051	4,425,153	1.1%
Venture XXXII CLO, Ltd.	Subordinated Notes	21.14%	7/18/2031	10/11/2018	7,929,328	7,502,331	7,414,707	1.8%
Venture XXXIV CLO, Ltd.	Subordinated Notes	21.54%	10/15/2031	8/1/2019	5,250,000	4,494,626	4,565,071	1.1%
Voya IM CLO 2013-1, Ltd.	Income Notes	13.30%	10/15/2030	6/14/2016	4,174,688	2,876,912	2,375,864	0.6%
Voya IM CLO 2013-3, Ltd.	Subordinated Notes	7.12%	10/17/2031	2/23/2015	4,000,000	2,323,699	1,509,364	0.4%
Voya IM CLO 2014-1, Ltd.	Subordinated Notes	10.62%	4/18/2031	3/13/2014	314,774	232,677	167,779	0.0%
Voya CLO 2014-3, Ltd.(6)	Subordinated Notes	—%	7/24/2026	4/15/2015	7,000,000	3,461,529	1,085,514	0.3%

Portfolio Investments(1)(5)	Investment	Estimated Yield(2)/Interest Rate	Legal Maturity	Acquisition date	Principal Amount	Amortized Cost	Fair Value(3) Level 3	% of Net Assets
Collateralized Loan Obligation - Equity Class (Cayman Islands)
Voya CLO 2014-4, Ltd.	Subordinated Notes	10.61%	7/14/2031	11/25/2014	$1,000,000	$759,808	$558,390	0.1%
Voya CLO 2015-2, Ltd.	Subordinated Notes	22.01%	7/23/2027	7/23/2015	13,712,000	8,970,725	9,151,262	2.3%
Voya CLO 2016-1, Ltd.	Subordinated Notes	18.46%	1/21/2031	2/25/2016	7,750,000	6,920,404	6,692,638	1.7%
Voya CLO 2016-3, Ltd.	Subordinated Notes	13.62%	10/20/2031	10/27/2016	10,225,000	8,581,160	7,284,394	1.8%
Voya CLO 2017-3, Ltd.	Subordinated Notes	10.35%	7/19/2030	7/12/2017	5,750,000	6,500,395	5,156,786	1.3%
Voya CLO 2018-1, Ltd.	Subordinated Notes	15.01%	4/18/2031	4/6/2018	10,000,000	9,775,015	8,720,485	2.2%
West CLO 2014-1 Ltd.(6)	Subordinated Notes	—%	7/17/2026	7/24/2014	13,375,000	8,749,007	5,061,077	1.3%
Total Collateralized Loan Obligation - Equity Class						$528,676,612	$465,062,630	115.1%

Collateralized Loan Obligation - Debt Class (Cayman Islands)(4)
Carlyle Global Market Strategies 2014-2-R, Ltd.	Class E Notes	9.90% (LIBOR + 8.00%)	5/15/2031	3/8/2019	$7,500,000	$6,715,629	$7,229,731	1.8%
Carlyle CLO 17, Ltd.	Class E-R Notes	10.29% (LIBOR + 8.35%)	4/30/2031	3/7/2019	3,000,000	2,749,953	2,878,133	0.7%
Cent CLO 21 Limited	Class E-R2 Notes	10.59% (LIBOR + 8.65%)	7/27/2030	7/27/2018	109,122	102,869	105,752	0.0%
CIFC Funding 2014-IV, Ltd.	Class E Notes	10.00% (LIBOR + 8.00%)	10/17/2030	11/14/2019	9,000,000	7,245,596	7,465,009	1.8%
CIFC Funding 2014-V, Ltd.	Class F-R2 Notes	10.50% (LIBOR + 8.50%)	10/17/2031	9/27/2018	750,000	726,909	725,733	0.2%
CIFC Funding 2015-I, Ltd.	Class F-RR Notes	9.80% (LIBOR + 7.85%)	1/22/2031	11/4/2019	5,000,000	3,903,398	4,064,550	1.0%
CIFC Funding 2015-IV, Ltd.	Class E-R Notes	10.62% (LIBOR + 8.65%)	10/20/2027	1/22/2019	9,000,000	8,623,518	8,671,805	2.1%
CIFC Funding 2016-I, Ltd.	Class F-R Notes	12.97% (LIBOR + 11.00%)	10/21/2031	9/27/2019	3,750,000	3,559,827	3,662,632	0.9%
Galaxy XXI CLO, Ltd.	Class F-R Notes	9.22% (LIBOR + 7.25%)	4/21/2031	3/12/2019	6,000,000	4,825,963	5,512,889	1.4%
Galaxy XXVII CLO, Ltd.	Class F Junior Notes	9.96% (LIBOR + 8.06%)	5/16/2031	3/7/2019	1,500,000	1,321,120	1,445,950	0.4%
Galaxy XXVIII CLO, Ltd.	Class F Junior Notes	10.48% (LIBOR + 8.48%)	7/15/2031	7/16/2018	41,713	38,702	40,286	0.0%
HarbourView CLO VII-R, Ltd.	Class F Notes	10.27% (LIBOR + 8.27%)	7/18/2031	10/31/2018	6,000,000	5,767,764	5,748,448	1.4%
Madison Park Funding XIII, Ltd.	Class F-R Notes	9.92% (LIBOR + 7.95%)	4/19/2030	10/29/2019	2,000,000	1,641,336	1,868,934	0.5%
Mountain View CLO IX Ltd.	Class E Notes	10.02% (LIBOR + 8.02%)	7/15/2031	10/31/2018	3,625,000	3,475,545	3,421,414	0.8%
Octagon Investment Partners XVII, Ltd.	Class F-R2 Notes	9.14% (LIBOR + 7.20%)	1/24/2031	10/17/2019	5,362,500	4,054,495	4,993,719	1.2%
Octagon Investment Partners 18-R, Ltd.	Class E Notes	10.25% (LIBOR + 8.25%)	4/16/2031	10/17/2019	6,000,000	4,723,405	5,605,334	1.4%

Portfolio Investments(1)(5)	Investment	Estimated Yield(2)/Interest Rate	Legal Maturity	Acquisition date	Principal Amount	Amortized Cost	Fair Value(3) Level 3	% of Net Assets
Collateralized Loan Obligation - Debt Class (Cayman Islands)(4)
Octagon Investment Partners XXII, Ltd.	Class F-RR Notes	9.70% (LIBOR + 7.75%)	1/22/2030	11/27/2019	$5,500,000	$4,153,179	$4,478,730	1.1%
Octagon Investment Partners 39, Ltd.	Class F Notes	9.97% (LIBOR + 8.00%)	10/21/2030	11/4/2019	6,500,000	5,185,172	5,268,121	1.3%
OZLM VIII, Ltd.	Class E-RR Notes	10.17% (LIBOR + 8.17%)	10/17/2029	11/15/2018	8,400,000	8,134,324	7,953,371	2.0%
Sound Point CLO IV-R, Ltd.	Class F Notes	10.10% (LIBOR + 8.10%)	4/18/2031	3/20/2019	3,500,000	3,165,037	3,305,203	0.8%
Venture XIX CLO, Ltd.	Class F-RR Notes	10.50% (LIBOR + 8.50%)	1/15/2032	12/11/2018	7,900,000	7,643,876	7,592,255	1.9%
Venture XXXIII CLO, Ltd.	Class F Notes	10.00% (LIBOR + 8.00%)	7/15/2031	12/5/2019	2,500,000	1,819,518	2,014,318	0.5%
Voya IM CLO 2012-4, Ltd.	Class E-R-R Notes	12.74% (LIBOR + 10.85%)	10/15/2030	11/5/2019	3,320,000	3,120,153	3,117,952	0.8%
Voya IM CLO 2014-1, Ltd.	Class E-R2 Notes	10.32% (LIBOR + 8.35%)	4/18/2031	4/15/2019	3,000,000	2,727,680	2,878,151	0.7%
Total Collateralized Loan Obligation - Debt Class						$95,424,968	$100,048,420	24.8%

Total Portfolio Investments						$624,101,580	$565,111,050	139.9%
Other liabilities in excess of assets							(161,077,822)	(39.9)%
Net Assets							$404,033,228	100.0%

(1) The Company does not "control" and is not an "affiliate" of any of the portfolio investments, each term as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). In general, under the 1940 Act, the Company would be presumed to "control" a portfolio company if the Company owned 25% or more of its voting securities and would be an "affiliate" of a portfolio company if the Company owned 5% or more of its voting securities.

(2) The CLO subordinated notes/securities/fee notes, income notes and preferred shares are considered equity positions in the CLOs. The CLO equity investments are entitled to recurring distributions which are generally equal to the excess cash flow generated from the underlying investments after payment of the contractual payments to senior debt holders and CLO expenses. The current estimated yield is based on the current projections of this excess cash flow taking into account assumptions which have been made regarding expected prepayments, losses and future reinvestment rates. These assumptions are periodically reviewed and adjusted. Ultimately, the actual yield may be higher or lower than the estimated yield if actual results differ from those used for the assumptions.

(3) Fair value is determined by or under the direction of the Company’s Board of Directors. As of December 31, 2019, all of the Company’s investments were classified as Level 3. ASC 820 classifies such unobservable inputs used to measure fair value as Level 3 within the valuation hierarchy. See Notes 2 and 3 within the accompanying notes to financial statements for further discussion.

(4) The interest rate on these investments is subject to the base rate of 3-Month LIBOR, which was 1.91% at December 31, 2019. The current base rate for each investment may be different from the reference rate on December 31, 2019.

(5) Restricted securities for which quotations are not readily available are valued at fair value, as determined by the Board of Directors.
(6) The effective yield has been estimated to be 0% as expected future cash flows are anticipated to not be sufficient to repay the investment at cost. If the expected investment proceeds increase, there is a potential for future investment income from the investment. Distributions, once received, will be recognized as return of capital with any remaining unamortized investment costs written off if the actual distributions are less than the amortized investment cost. If an investment has been impaired upon being called, any future distributions will be recorded as a return of capital. To the extent that the impaired CLO’s cost basis is fully recovered, any future distributions will be recorded as realized gains.

See accompanying notes to financial statements.

Notes to Financial Statements (unaudited)
December 31, 2019

Note 1. Principal Business and Organization
Priority Income Fund, Inc., (the “Company,” “us,” “our,” or “we”) was incorporated under the general corporation laws of the State of Maryland on July 19, 2012 as an externally managed, nondiversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), and commenced operations on May 9, 2013. In addition, the Company has elected to be treated for tax purposes as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Company’s investment objective is to generate current income, and as a secondary objective, long-term capital appreciation. We seek to achieve our investment objective by investing, under normal circumstances, in senior secured loans made to companies whose debt is rated below investment grade or, in limited circumstances, unrated (“Senior Secured Loans”) with an emphasis on current income. Our investments may take the form of the purchase of Senior Secured Loans (either in the primary or secondary markets) or through investments in the equity and junior debt tranches of collateralized loan obligation (“CLO”) vehicles that in turn own pools of Senior Secured Loans. The Company intends to invest in both the primary and secondary markets.

The Company is managed by Priority Senior Secured Income Management, LLC (the “Adviser”), which is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. The Adviser is 50% owned by Prospect Capital Management, L.P. (“PCM”) and 50% by Stratera Holdings, LLC (“Stratera Holdings”).

The Company is offering up to 100,000,000 shares of its common stock, on a best efforts basis. The Company commenced the offering on May 9, 2013, at an initial offering price of $15.00 per share, for an initial offering period of 36 months from the date of the commencement of the offering. On January 6, 2014, the Company satisfied its minimum offering requirement by raising over $2.5 million from selling shares to persons not affiliated with the Company or the Adviser (the “Minimum Offering Requirement”), and as a result, broke escrow and commenced making investments.

On February 9, 2016 the Company’s Board of Directors approved an 18-month extension to the offering period for the sale of shares through November 9, 2017. Subsequently, on May 30, 2017, our Board of Directors approved a continuation of this offering for an additional two years, extending the offering period for the sale of shares through November 2, 2019. On November 25, 2019, our Board of Directors approved an additional 18-month continuous public offering period until the earlier of (i) July 23, 2021, or (ii) the date upon which 150,000,000 common shares have been sold in the course of the offering of the Company's common shares, unless further extended by our Board of Directors.

On December 21, 2018 the Company’s Board of Directors approved a definitive agreement (the “Merger Agreement”) pursuant to which the Company agreed, subject to the satisfaction of certain closing conditions, to acquire Stira Alcentra Global Credit Fund, a Delaware statutory trust (“Stira Alcentra”), in a common stock transaction (the “Stira Alcentra Acquisition”). In connection with the Merger, the Company also entered into a consulting agreement (the “Consulting Agreement”), with Stira Capital Markets Group, LLC (“SCMG”), the dealer-manager of Stira Alcentra. The transaction was treated as an asset acquisition in accordance with ASC 805, Business Combinations. The transaction was completed on May 10, 2019. See Note 11 for further discussion.
Note 2. Summary of Significant Accounting Policies
The following is a summary of significant accounting policies followed by the Company in the preparation of its financial statements.

Basis of Presentation
The accompanying financial statements have been prepared in accordance with United States generally accepted accounting principles (“GAAP”) pursuant to the requirements for reporting on Form N-CSRS, ASC 946, Financial Services - Investment Companies (“ASC 946”), and Articles 6, 10 and 12 of Regulation S-X.

Use of Estimates
The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income, expenses and gains (losses) during the reporting period. Actual results could differ from those estimates and those differences could be material.

Cash
Cash are funds deposited with financial institutions.

Investment Valuation

The Company follows guidance under U.S. GAAP, which classifies the inputs used to measure fair values into the following hierarchy:

Level 1. Unadjusted quoted prices in active markets for identical assets or liabilities that the Company has the ability to access at the measurement date.

Level 2. Quoted prices for similar assets or liabilities in active markets, or quoted prices for identical or similar assets or liabilities on an inactive market, or other observable inputs other than quoted prices.

Level 3. Unobservable inputs for the asset or liability.

In all cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each investment.

Investments for which market quotations are readily available are valued at such market quotations and are classified in Level 1 of the fair value hierarchy.

U.S. government securities for which market quotations are available are valued at a price provided by an independent pricing agent or primary dealer. The pricing agent or primary dealer provides these prices usually after evaluating inputs including yield curves, credit rating, yield spreads, default rates, cash flows, broker quotes and reported trades. U.S. government securities are categorized in Level 2 of the fair value hierarchy.

With respect to investments for which market quotations are not readily available, or when such market quotations are deemed not to represent fair value, the board of directors (the “Board”) has approved a multi-step valuation process for each quarter, as described below, and such investments are classified in Level 3 of the fair value hierarchy:

1.	Each portfolio investment is reviewed by investment professionals of the Adviser with the independent valuation firm engaged by the Board.

2.	The independent valuation firm prepares independent valuations based on its own independent assessments and issue its report.

3.
The Audit Committee of the Board (the “Audit Committee”) reviews and discusses with the independent valuation firm the valuation report, and then makes a recommendation to the Board of the value for each investment.

4.
The Board discusses valuations and determines the fair value of such investments in the Company’s portfolio in good faith based on the input of the Adviser, the respective independent valuation firm and the Audit Committee.

The Company's investments in CLOs are classified as Level 3 fair value measured securities under ASC 820 and are valued using both a discounted single-path cash flow model and a discounted multi-path cash flow model. The CLO structures are analyzed to identify the risk exposures and to determine an appropriate call date (i.e., expected maturity). These risk factors are sensitized in the multi-path cash flow model using Monte Carlo simulations, which is a simulation used to model the probability of different outcomes, to generate probability-weighted (i.e., multi-path) cash flows from the underlying assets and liabilities.  These cash flows, after payments to debt tranches senior to our equity positions, are discounted using appropriate market discount rates, and relevant data in the CLO market as well as certain benchmark credit indices are considered, to determine the value of each CLO investment.  In addition, we generate a single-path cash flow utilizing our best estimate of expected cash receipts, and assess the reasonableness of the implied discount rate that would be effective for the value derived from the multi-path cash flows.  We are not responsible for and have no influence over the asset management of the portfolios underlying the CLO investments we hold, as those portfolios are managed by non-affiliated third party CLO collateral managers. The main risk factors are default risk, prepayment risk, interest rate risk, downgrade risk, and credit spread risk.

The types of factors that are taken into account in fair value determination include, as relevant, market changes in expected returns for similar investments, performance improvement or deterioration, the nature and realizable value of any collateral, the issuer’s ability to make payments and its earnings and cash flows, the markets in which the issuer does business, comparisons to traded securities, and other relevant factors.

Securities Transactions
Securities transactions are recorded on trade date. Realized gains or losses on investments are calculated by using the specific identification method. In accordance with ASC 325-40, Beneficial Interest in Securitized Financial Assets, investments in CLOs are periodically assessed for other-than-temporary impairment (“OTTI”). When the Company determines that a CLO has OTTI, the amortized cost basis of the CLO is written down to its fair value as of the date of the determination based on events and information evaluated and that write-down is recognized as a realized loss.

Revenue Recognition
Interest income from investments in the “equity” positions of CLOs (typically income notes, subordinated notes or preferred shares) is recorded based on an estimation of an effective yield to expected maturity utilizing assumed future cash flows. The Company monitors the expected cash inflows from CLO equity investments, including the expected residual payments, and the estimated effective yield is updated periodically. Interest income from investments in the “debt” positions of CLOs, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis.

Preferred Stock
The Company carries its mandatorily redeemable preferred stock at accreted cost on the Statement of Assets and Liabilities, and not fair value. Refer to “Note 7. Mandatorily Redeemable Preferred Stock” for further details. In accordance with ASC 480-10-25, the Company's mandatorily redeemable preferred stock has been classified as a liability on the Statement of Assets and Liabilities. Dividend payments relating to the mandatorily redeemable preferred stock are included in preferred dividend payable on the Statement of Assets and Liabilities and preferred dividend expense on the Statement of Operations.

Asset Coverage Requirement
As a registered closed-end investment company, the Company is required to comply with the asset coverage requirements of the 1940 Act. Under the 1940 Act, the Company may not issue additional preferred stock if immediately after such issuance the Company will not have an asset coverage of at least 200% (defined as the ratio of the Company’s gross assets (less all liabilities and indebtedness not represented by senior securities) to its outstanding senior securities representing indebtedness, plus the aggregate involuntary liquidation preference of the Company’s outstanding preferred stock). If the value of our assets declines, we may be unable to satisfy this test. If that happens, we may be required to sell a portion of our investments and, depending on the nature of our leverage, repay a portion of our indebtedness or redeem outstanding shares of preferred stock, in each case at a time when doing so may be disadvantageous. Also, any amounts that we use to service our indebtedness or preferred dividends would not be available for distributions to our preferred stockholders. Further, the Company may be restricted from making distributions to holders of the Company’s common stock if the Company does not have asset coverage of at least 200%. As a result of issuing senior securities, we would also be exposed to typical risks associated with leverage, including an increased risk of loss.

Common Stock Offering Costs
Common stock offering costs are capitalized to deferred common stock offering costs on the Statement of Assets and Liabilities and amortized to expense over the 12 month period following such capitalization on a straight line basis.

Common stock offering expenses consist of costs for the registration, certain marketing and distribution of the Company’s common shares. These expenses include, but are not limited to, expenses for legal, accounting, printing and certain marketing, and include salaries and direct expenses of the Adviser’s employees, employees of its affiliates and others for providing these services.

Due to Adviser
Amounts due to our Adviser consist of expense support repayments, base management fees, incentive fees, routine non-compensation overhead, and operating expenses and offering expenses paid on behalf of the Company. All balances due to the Adviser are settled quarterly.

Dividends and Distributions
Dividends and distributions to common stockholders, which are determined in accordance with federal income tax regulations, are recorded on the record date. The amount to be paid out as a dividend or distribution is approved by the Board. Net realized capital gains, if any, are generally distributed or deemed distributed at least annually.

Income Taxes
The Company has elected to be treated as a RIC for U.S. federal income tax purposes and intends to comply with the requirement of the Code applicable to RICs. In order to continue to qualify for RIC tax treatment among other things, the Company is required to distribute at least 90% of its investment company taxable income (the “Annual Distribution Requirement”) and intends to distribute all of the Company’s investment company taxable income and net capital gain to common stockholders; therefore, the Company has made no provision for income taxes. The character of income and gains that the Company will distribute is determined in accordance with income tax regulations that may differ from U.S. GAAP. Book and tax basis differences relating to stockholder dividends and distributions and other permanent book and tax differences are reclassified to paid-in capital.

As of December 31, 2019, the cost basis of investments for tax purposes was $557,500,618 resulting in estimated gross unrealized appreciation and depreciation of $38,937,435 and $31,327,003, respectively.

If the Company does not distribute (or is not deemed to have distributed) at least (1) 98% of its calendar year ordinary income; (2) 98.2% of its capital gains for the one-year period ending October 31 in that calendar year; and (3) any income recognized but not distributed in the preceding years and on which the Company paid no corporate-level tax, the Company will generally be required to pay an excise tax equal to 4% of such excess amounts. To the extent that the Company determines that its estimated current calendar year taxable income will be in excess of estimated current calendar year dividend distributions from such taxable income, the Company accrues excise taxes, if any, on estimated excess taxable income. As of and for the calendar year ended December 31, 2018, we determined that the Company met the distribution requirements and therefore was not required to pay excise tax. Additionally, as of December 31, 2019, we do not expect to have any excise tax due for 2019 calendar year. Thus, we have not accrued any excise tax for this period.

If the Company fails to satisfy the Annual Distribution Requirement or otherwise fails to qualify as a RIC in any taxable year, the
Company would be subject to tax on all of its taxable income at regular corporate rates. The Company would not be able to deduct distributions to common stockholders, nor would the Company be required to make distributions. Distributions would generally be taxable to the Company’s individual and other non-corporate taxable common stockholders as ordinary dividend income eligible for the reduced maximum rate applicable to qualified dividend income to the extent of the Company’s current and accumulated earnings and profits, provided certain holding period and other requirements are met. Subject to certain limitations under the Code, corporate distributions would be eligible for the dividends-received deduction. To qualify again to be taxed as a RIC in a subsequent year, the Company would be required to distribute to its common stockholders the Company’s accumulated earnings and profits attributable to non-RIC years reduced by an interest charge of 50% of such earnings and profits payable by us as an additional tax. In addition, if the Company failed to qualify as a RIC for a period greater than two taxable years, then, in order to qualify as a RIC in a subsequent year, the Company would be required to elect to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if the Company had been liquidated) or, alternatively, be subject to taxation on such built-in gain recognized for a period of five years.

The Company follows ASC 740, Income Taxes (“ASC 740”). ASC 740 provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the financial statements. ASC 740 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Company’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than not threshold are recorded as a tax benefit or expense in the current year. As of December 31, 2019 and for the six months ended, the Company did not have a liability for any unrecognized tax benefits. Management has analyzed the Company’s positions taken and expected to be taken on its income tax returns for all open tax years and for the year ended June 30, 2019, and has concluded that as of December 31, 2019, no provision for uncertain tax position is required in the Company’s financial statements. Our determinations regarding ASC 740 may be subject to review and adjustment at a later date based upon factors including, but not limited to, an on-going analysis of tax laws, regulations and interpretations thereof. All federal and state income tax returns for each tax year in the three-year period ended June 30, 2019 remain subject to examination by the Internal Revenue Service and state departments of revenue.

Recent Accounting Pronouncement
In June 2016, the FASB issued ASU 2016-13, Financial Instruments-Credit Losses (Topic 326): Measurement of Credit Losses on Financial Instruments (“ASU 2016-13”), which amends the financial instruments impairment guidance so that an entity is required to measure expected credit losses for financial assets based on historical experience, current conditions and reasonable and supportable forecasts. As such, an entity will use forward-looking information to estimate credit losses. ASU 2016-13 also amends the guidance in FASB ASC Subtopic No. 325-40, Investments-Other, Beneficial Interests in Securitized Financial Assets, related to the subsequent measurement of accretable yield recognized as interest income over the life of a beneficial interest in securitized financial assets under the effective yield method. ASU 2016-13 is effective for financial statements issued for fiscal years beginning after December 15, 2019, including interim periods within those fiscal years. Early adoption is permitted as of the fiscal years beginning after December 15, 2018, including interim periods within those fiscal years. We are currently evaluating the impact, if any, of adopting this ASU on our financial statements.

In August 2018, the FASB issued ASU No. 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement. The standard will modify the disclosure requirements for fair value measurements by removing, modifying, or adding certain disclosures. ASU No. 2018-13 is effective for annual reporting periods beginning after December 15, 2019, including interim periods within that reporting period. Early adoption is permitted upon issuance of this ASU. We are currently evaluating the impact of adopting this ASU on our financial statements.

Note 3. Portfolio Investments
Purchases of investment securities (excluding short-term securities) for the six months ended December 31, 2019 were $66,541,517. During the six months ended December 31, 2019, the Company recorded OTTI on five investments, resulting in realized losses of $919,300. The Company received $14 from a liquidating payment on an investment that was written-off for tax purposes, which resulted in a realized gain.

The following table summarizes the inputs used to value the Company’s investments measured at fair value as of December 31, 2019:

	Level 1	Level 2	Level 3	Total
Assets
Collateralized Loan Obligations - Equity Class	$—	$—	$465,062,630	$465,062,630
Collateralized Loan Obligations - Debt Class	—	—	100,048,420	100,048,420
	$—	$—	$565,111,050	$565,111,050

The following is a reconciliation of investments for which Level 3 inputs were used in determining fair value:

	Collateralized Loan Obligation - Equity Class	Collateralized Loan Obligation - Debt Class	Total
Fair value at June 30, 2019	$466,812,424	$55,015,307	$521,827,731
Net realized loss on investments	(919,286)	—	(919,286)
Net change in unrealized appreciation/depreciation on investments	(19,742,748)	2,582,482	(17,160,266)
Purchases of investments	24,036,979	42,504,538	66,541,517
Distributions received from investments	(1,630,451)	—	(1,630,451)
Proceeds from sales of investments	—	—	—
Amortization of purchase discount, net	(3,494,288)	(53,907)	(3,548,195)
Transfers into Level 3(1)	—	—	—
Transfers out of Level 3(1)	—	—	—
Fair value at December 31, 2019	$465,062,630	$100,048,420	$565,111,050

Net increase in unrealized loss attributable to Level 3 investments still held at the end of the period	$(20,559,259)	$2,582,482	$(17,976,777)

(1) Transfers are assumed to have occurred at the beginning of the quarter during which the asset was transferred. There were no transfers in or out of Level 3 during the six months ended December 31, 2019.

The following table provides quantitative information about significant unobservable inputs used in the fair value measurement of Level 3 investments as of December 31, 2019:

			Unobservable Input
Asset Category	Fair Value	Primary Valuation Technique	Input	Range(1)(2)	Weighted Average(1)(2)
Collateral Loan Obligations - Equity Class	$465,062,630	Discounted Cash Flow	Discount Rate	1.55% - 55.32%	20.51%
Collateral Loan Obligations - Debt Class	100,048,420	Discounted Cash Flow	Discount Rate	10.35% - 13.70%	11.74%
Total Level 3 Investments	$565,111,050
(1) Excludes investments that have been called for redemption.                                        (2) Represents the implied discount rate based on our internally generated single-path cash flows that are derived from the fair value estimated by the corresponding multi-path cash flow model utilized by the independent valuation firm.

In determining the range of values for our investments in CLOs, the independent valuation firm uses a discounted multi-path cash flow model. The valuations were accomplished through the analysis of the CLO deal structures to identify the risk exposures from the modeling point of view as well as to determine an appropriate call date (i.e., expected maturity). These risk factors are sensitized in the multi-path cash flow model using Monte Carlo simulations to generate probability-weighted (i.e., multi-path) cash flows for the underlying assets and liabilities. These cash flows are discounted using appropriate market discount rates, and relevant data in the CLO market and certain benchmark credit indices are considered, to determine the value of each CLO investment. In addition, we generate a single-path cash flow utilizing our best estimate of expected cash receipts, and assess the reasonableness of the implied discount rate that would be effective for the value derived from the corresponding multi-path cash flow model.

The significant unobservable input used to value the CLOs is the discount rate applied to the estimated future cash flows expected to be received from the underlying investment, which includes both future principal and interest payments. Included in the consideration and selection of the discount rate are the following factors: risk of default, comparable investments, and call provisions. An increase or decrease in the discount rate applied to projected cash flows, where all other inputs remain constant, would result in a decrease or increase, respectively, in the fair value measurement.

The Company is not responsible for and has no influence over the management of the portfolios underlying the CLO investments the Company holds as those portfolios are managed by non-affiliated third party CLO collateral managers. CLO investments may be riskier and less transparent to the Company than direct investments in underlying companies. CLOs typically will have no significant assets other than their underlying senior secured loans. Therefore, payments on CLO investments are and will be payable solely from the cash flows from such senior secured loans.

The Company’s portfolio primarily consists of residual interests investments in CLOs, which involve a number of significant risks. CLOs are typically highly levered (10 - 14 times), and therefore the residual interest tranches that the Company invests in are subject to a higher degree of risk of total loss. In particular, investors in CLO residual interests indirectly bear risks of the underlying loan investments held by such CLOs. The Company generally has the right to receive payments only from the CLOs, and generally do not have direct rights against the underlying borrowers or the entity that sponsored the CLO. While the CLOs the Company targets generally enable the investor to acquire interests in a pool of senior loans without the expenses associated with directly holding the same investments, the Company’s prices of indices and securities underlying CLOs will rise or fall. These prices (and, therefore, the values of the CLOs) will be influenced by the same types of political and economic events that affect issuers of securities and capital markets generally. The failure by a CLO investment in which the Company invests to satisfy financial covenants, including with respect to adequate collateralization and/or interest coverage tests, could lead to reductions in its payments to the Company. In the event that a CLO fails certain tests, holders of debt senior to the Company may be entitled to additional payments that would, in turn, reduce the payments the Company would otherwise be entitled to receive. Separately, the Company may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting CLO or any other investment the Company may make. If any of these occur, it could materially and adversely affect the Company’s operating results and cash flows.

The interests the Company has acquired in CLOs are generally thinly traded or have only a limited trading market. CLOs are typically privately offered and sold, even in the secondary market. As a result, investments in CLOs may be characterized as illiquid securities. In addition to the general risks associated with investing in debt securities, CLO residual interests carry additional risks, including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the fact that the Company’s investments in CLO tranches will likely be subordinate to other senior classes of note tranches thereof; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the CLO investment or unexpected investment results. The Company’s net asset value may also decline over time if the Company’s principal recovery with respect to CLO residual interests is less than the price that the Company paid for those investments. The Company’s CLO investments and/or the underlying senior secured loans may prepay more quickly than expected, which could have an adverse impact on its value.

An increase in LIBOR would materially increase the CLO’s financing costs. Since most of the collateral positions within the CLOs have LIBOR floors, there may not be corresponding increases in investment income (if LIBOR increases but stays below the LIBOR floor rate of such investments) resulting in materially smaller distribution payments to the residual interest investors.

On July 27, 2017, the Financial Conduct Authority (“FCA”) announced that it will no longer persuade or compel banks to submit rates for the calculation of the LIBOR rates after 2021 (the “FCA Announcement”). Furthermore, in the United States, efforts to identify a set of alternative U.S. dollar reference interest rates include proposals by the Alternative Reference Rates Committee of the Federal Reserve Board and the Federal Reserve Bank of New York. On August 24, 2017, the Federal Reserve Board requested public comment on a proposal by the Federal Reserve Bank of New York, in cooperation with the Office of Financial Research, to produce three new reference rates intended to serve as alternatives to LIBOR. These alternative rates are based on overnight repurchase agreement transactions secured by U.S. Treasury Securities. On December 12, 2017, following consideration of public comments, the Federal Reserve Board concluded that the public would benefit if the Federal Reserve Bank of New York published the three proposed reference rates as alternatives to LIBOR (the “Federal Reserve Board Notice”). In April 2018, the Federal Reserve System, in conjunction with the Alternative Reference Rate Committee, announced the replacement of LIBOR with a new index, calculated by short term repurchase agreements collateralized by U.S. Treasury securities, called the Secured Overnight Financing Rate, or the “SOFR.” On July 12, 2019, the Staff from the SEC’s Division of Corporate Finance, Division of Investment Management, Division of Trading and Markets, and Office of the Chief Accountant recently issued a statement about the potentially significant effects on financial markets and market participants when LIBOR is discontinued in 2021 and no longer available as a reference benchmark rate. The Staff encouraged all market participants to identify contracts that reference LIBOR and begin transitions to alternative rates.

At this time, it is not possible to predict the effect of the FCA Announcement, the Federal Reserve Board Notice, or other regulatory changes or announcements, any establishment of alternative reference rates or any other reforms to LIBOR that may be enacted in the United Kingdom, the United States or elsewhere. As such, the potential effect of any such event on our net investment income cannot yet be determined. The CLOs in which the Company is invested generally contemplate a scenario where LIBOR is no longer available by requiring the CLO administrator to calculate a replacement rate on the applicable measurement date. Recently, the CLOs we have invested in have included, or have been amended to include, language permitting the CLO investment manager to implement a market replacement rate (like those proposed by the Alternative Reference Rates Committee of the Federal Reserve Board and the Federal Reserve Bank of New York) upon the occurrence of certain material disruption events. However, we cannot ensure that all CLOs in which we are invested will have such provisions, nor can we ensure the CLO investment managers will undertake the suggested amendments when able. However, there is uncertainty regarding the effectiveness of the dealer polling processes, including the willingness of banks to provide such quotations, which could adversely impact our net investment income. In addition, the effect of a phase out of LIBOR on U.S. senior secured loans, the underlying assets of the CLOs in which we invest, is currently unclear. To the extent that any replacement rate utilized for senior secured loans differs from that utilized for a CLO that holds those loans, the CLO would experience an interest rate mismatch between its assets and liabilities which could have an adverse impact on the Company’s net investment income and portfolio returns.

If the Company owns more than 10% of the shares in a foreign corporation that is treated as a CFC (including residual interest tranche investments in a CLO investment treated as a CFC), for which the Company is treated as receiving a deemed distribution (taxable as ordinary income) each year from such foreign corporation in an amount equal to its pro rata share of the corporation’s income for the tax year (including both ordinary earnings and capital gains), the Company is required to include such deemed distributions from a CFC in its income and the Company is required to distribute such income to maintain its RIC tax treatment regardless of whether or not the CFC makes an actual distribution during such year.

The Company owns shares in PFICs (including residual interest tranche investments in CLOs that are PFICs), therefore the Company may be subject to federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend to its common stockholders. Certain elections may be available to mitigate or eliminate such tax on excess distributions, but such elections (if available) will generally require the Company to recognize its share of the PFICs income for each year regardless of whether the Company receives any distributions from such PFICs. The Company must nonetheless distribute such income to maintain its tax treatment as a RIC.

If the Company is required to include amounts in income prior to receiving distributions representing such income, the Company may have to sell some of its investments at times and/or at prices management would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If the Company is not able to obtain cash from other sources, it may fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax.

The Company’s portfolio is concentrated in CLO vehicles, which is subject to a risk of loss if that sector experiences a market downturn. The Company is subject to credit risk in the normal course of pursuing its investment objectives. The Company’s maximum risk of loss from credit risk for its portfolio investments is the inability of the CLO collateral managers to return up to the cost value due to defaults occurring in the underlying loans of the CLOs.

Investments in CLO residual interests generally offer less liquidity than other investment grade or high-yield corporate debt, and may be subject to certain transfer restrictions. The Company’s ability to sell certain investments quickly in response to changes in economic and other conditions and to receive a fair price when selling such investments may be limited, which could prevent the Company from making sales to mitigate losses on such investments. In addition, CLOs are subject to the possibility of liquidation upon an event of default of certain minimum required coverage ratios, which could result in full loss of value to the CLO residual interests and junior debt investors.

The fair value of the Company’s investments may be significantly affected by changes in interest rates. The Company’s investments in senior secured loans through CLOs are sensitive to interest rate levels and volatility. In the event of a significant rising interest rate environment and/or economic downturn, loan defaults may increase and result in credit losses which may adversely affect the Company’s cash flow, fair value of its investments and operating results. In the event of a declining interest rate environment, a faster than anticipated rate of prepayments is likely to result in a lower than anticipated yield.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Company’s investments may fluctuate from period to period. Additionally, the fair value of the Company’s investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values that we may ultimately realize. Further, such investments are generally subject to legal and other restrictions on resale or otherwise are less liquid than publicly traded securities. If the Company was required to liquidate a portfolio investment in a forced or liquidation sale, the Company could realize significantly less than the value at which the Company has recorded it.

In addition, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the unrealized gains or losses reflected in the currently assigned valuations.
Note 4. Capital
The Company offers its shares of common stock with varying up-front sales loads and has elected to designate each level of sales load as a “class” solely as a means of identifying those differing sales loads and the different channels through which shares are sold. Shares available to the general public are charged selling commissions and dealer manager fees and are referred to as “Class R Shares”. Shares available to accounts managed by registered investment advisers are charged dealer manager fees but no selling commissions and are referred to as “Class RIA Shares”. Shares available for purchase through (1) fee-based programs, also known as wrap accounts, of investment dealers, (2) participating broker-dealers that have alternative fee arrangements with their clients, (3) certain registered investment advisors or (4) bank trust departments or any other organization or person authorized to act in a fiduciary capacity for its clients or customers are charged no selling commissions or dealer manager fees and are referred to as “Class I Shares.” Although the Company uses “Class” designations to indicate its differing sales load structures, the Company does not operate as a multi-class fund.

The Company’s authorized stock consists of 200,000,000 shares of stock, par value $0.01 per share, 40,000,000 of which are classified as Term Preferred Stock, par value $0.01 per share, or “Term Preferred Stock”, and 160,000,000 of which are classified as common stock. All shares of common stock have identical voting and distributions rights, and bear their own pro rata portion of the Company’s expenses and have the same net asset value.

Transactions in shares of common stock were as follows during the six months ended December 31, 2019 and the year ended June 30, 2019:

	Total
	Shares	Amount
Six Months Ended December 31, 2019:
Shares sold	1,284,890	$19,478,720
Shares issued from reinvestment of distributions	948,196	12,380,706
Repurchase of common shares	(712,334)	(9,181,550)
Net increase from capital transactions	1,520,752	$22,677,876

Year Ended June 30, 2019:
Shares sold	3,377,378	$51,119,673
Shares acquired from merger	2,552,237	34,965,647
Shares issued from reinvestment of distributions	1,346,899	17,922,234
Repurchase of common shares	(1,284,109)	(17,086,002)
Net increase from capital transactions	5,992,405	$86,921,552

At December 31, 2019, the Company has 32,211,774 shares of common stock issued and outstanding.

At June 30, 2019, the Company has 30,691,022 shares of common stock issued and outstanding.
Share Repurchase Program
The Company conducts quarterly tender offers pursuant to its share repurchase program. The Company’s Board considers the following factors, among others, in making its determination regarding whether to cause us to offer to repurchase shares and under what terms:

•	the effect of such repurchases on our qualification as a RIC (including the consequences of any necessary asset sales);

•	the liquidity of the Company’s assets (including fees and costs associated with disposing of assets);

•	the Company’s investment plans and working capital requirements;

•	the relative economies of scale with respect to the Company’s size;

•	the Company’s history in repurchasing shares or portions thereof; and

•	the condition of the securities markets.
The Company limits the number of shares to be repurchased in any calendar year to 20% of the weighted average number of shares outstanding in the prior calendar year, or 5% in each quarter, though the actual number of shares that the Company offers to repurchase may be less in light of the limitations noted below. At the discretion of the Company’s Board, the Company may use cash on hand, and cash from the sale of investments as of the end of the applicable period to repurchase shares. In addition to the limit above, the Company further limits the shares it offers to repurchase to the number of shares it can repurchase with the cash that it retains as a result of issuing shares through the Company’s distribution reinvestment plan to those shareholders who have elected to receive their distributions in the form of additional shares rather than in cash. The Company will offer to repurchase such shares at a price equal to the net asset value per share of our common stock specified in the tender offer. The Company’s Board may suspend or terminate the share repurchase program at any time. The first such tender offer commenced in May 2015.

The following table sets forth the number of common shares that were repurchased by the Company in each tender offer:

Quarter	Repurchase Date	Shares Repurchased	Percentage of Shares Tendered That Were Repurchased	Repurchase Price Per Share	Aggregate Consideration for Repurchased Shares
For the Six Months Ended December 31, 2019
June 30, 2019	July 30, 2019	341,357	39.93%	$13.03	$4,447,835
September 30, 2019	October 25, 2019	370,977	33.90%	12.76	4,733,715
Total for the six months ended December 31, 2019		712,334			$9,181,550

For the Year Ended June 30, 2019
June 30, 2018	July 27, 2018	306,581	62.16%	$13.50	$4,138,842
September 30, 2018	November 1, 2018	322,429	53.07%	13.24	4,268,965
December 31, 2018	January 25, 2019	323,492	73.11%	13.07	4,228,024
March 31, 2019	April 29, 2019	331,607	69.19%	13.42	4,450,171
Total for the year ended June 30, 2019		1,284,109			$17,086,002

On December 13, 2019, the Company made an offer to purchase up to $5,076,891 in aggregate amount of the Company’s issued and outstanding common shares. The offer began on December 19, 2019 and expired at 4:00 PM, Eastern Time, on January 21, 2020, and a total of 942,901 shares were validly tendered and not withdrawn pursuant to the offer as of such date. In accordance with the terms of the offer, the Company purchased 404,532 shares of which 2,189 Shares were first purchased from beneficial holders of less than 100 shares and the remainder were purchased on a pro rata basis from the requests for repurchase received by the Company that were validly tendered and not withdrawn at a price equal to $12.55 per share for an aggregate purchase price of approximately $5,076,891. The purchase price per share was equal to the net asset value per Share as of January 17, 2020.

For tenders commencing on or after June 1, 2020, we intend to expand the number of shares to be repurchased in any calendar quarter to up to 2.5% of the number of shares outstanding at the close of business on the last day of the prior fiscal year.

Note 5. Transactions with Affiliates
Investment Advisory Agreement
On May 9, 2013, the Company entered into an investment advisory agreement (the “Investment Advisory Agreement”) with the Adviser. The Adviser manages the day-to-day investment operations of, and provides investment advisory services to, the Company. For providing these services, the Adviser is paid a base management fee and an incentive fee. The base management fee, payable quarterly in arrears, is calculated at an annual rate of 2.0% based on the average of the total assets as of the end of the two most recently completed calendar quarters. The Company also pays routine non-compensation overhead expenses of the Adviser in an amount up to 0.0625% per quarter (0.25% annualized) of the Company’s average total assets. The incentive fee is calculated and payable quarterly in arrears based on the Company’s pre-incentive fee net investment income for the immediately preceding quarter. For this purpose, pre-incentive fee net investment income means interest income, dividend income and any other income (including any other fees, such as commitment, origination, structuring, diligence and consulting fees or other fees received) accrued during the calendar quarter, minus operating expenses for the quarter (including the base management fee, expenses reimbursed under the Investment Advisory Agreement, the administration agreement and the investor services agreement, any interest expense and dividends paid on any issued and outstanding preferred shares, but excluding the organization and offering expenses and incentive fee). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with payment-in-kind interest and zero coupon securities), accrued income that we have not yet received in cash. Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. Pre-incentive fee net investment income, expressed as a rate of return on the value of the Company’s net assets at the end of the immediately preceding calendar quarter, is compared to the preferred return rate of 1.5% per quarter (6.0% annualized). The Company pays the Adviser an incentive fee with respect to its pre-incentive fee net investment income in each calendar quarter as follows: (1) no incentive fee in any calendar quarter in which the pre-incentive fee net investment income does not exceed the preferred return rate; (2) 100% of the pre-incentive fee net investment income, if any, that exceeds the preferred return rate but is less than 1.875% in any calendar quarter (7.5% annualized); and (3) 20.0% of the pre-incentive fee net investment income, if any, that exceeds 1.875% in any calendar quarter. These calculations are appropriately pro-rated for any period of less than three months.

For the six months ended December 31, 2019, expenses incurred by the Company and the payable remaining at December 31, 2019 in connection with the Investment Advisory Agreement were as follows:

Description	Expense	Payable
Base management fee(1)	$5,547,575	$2,818,318
Incentive fee(1)	6,265,268	3,113,903
Routine non-compensation overhead expenses(2)	(3,452)	(14,552)

(1) The payable amount is presented as part of Due to Adviser on the Statement of Assets and Liabilities.

(2) The payable amount is presented as part of Due to Adviser on the Statement of Assets and Liabilities and as part of Adviser shared service expense in the Statement of Operations.

Expense Support and Conditional Reimbursement Agreement
We entered into an expense support and conditional reimbursement agreement (the “Expense Support Agreement”) with our Adviser, whereby our Adviser agreed to reimburse us for operating expenses in an amount equal to the difference between distributions to our common stockholders for which a record date had occurred in each quarter less the sum of our net investment income, the net realized capital gains/losses and dividends and other distributions paid to us from our portfolio investments during such period (“Expense Support Reimbursement”). To the extent that there were no dividends or other distributions to our common stockholders for which a record date occurred in any given quarter, then the Expense Support Reimbursement for such quarter was equal to such amount necessary in order for Available Operating Funds (as defined below) for the quarter to equal zero. Any payments required to be made by our Adviser under the Expense Support Agreement for any quarter was paid by our Adviser to us in any combination of cash or other immediately available funds, and/or was offset against amounts otherwise due from us to our Adviser, no later than the earlier of (i) the date on which we closed our books for such quarter and (ii) sixty days after the end of such quarter, or at such later date as determined by us (the “Reimbursement Date”). We have a conditional obligation to reimburse our Adviser for any amounts funded by our Adviser under the Expense Support Agreement. Following any calendar quarter in which Available Operating Funds in such calendar quarter exceed the cumulative distributions to common stockholders for which a record date has occurred in such calendar quarter (“Excess Operating Funds”) on a date mutually agreed upon by our Adviser and us (each such date, a “Repayment Date”), we shall pay such Excess Operating Funds (“Expense Support Repayment”), or a portion thereof, to the extent that we have cash available for such payment, to our Adviser until such time as all Expense Support Reimbursements made by our Adviser to us have been reimbursed; provided that (i) the operating expense ratio as of such Repayment Date is equal to or less than the operating expense ratio as of the Reimbursement Date attributable to such specified Expense Support Reimbursement; (ii) the annualized distribution rate, which includes all regular cash distributions paid and excludes special distributions or the effect of any stock dividends paid, as of such Repayment Date is equal to or greater than the annualized distribution rate as of the Reimbursement Date attributable to such specified Expense Support Reimbursement; and (iii) such specified Reimbursement Date is not earlier than three years prior to the Repayment Date.

On March 29, 2016, we amended and restated the Expense Support Agreement to revise the definition of Available Operating Funds. Available Operating Funds is now defined as the sum of (i) our net investment income (minus any reimbursement payments payable to our Adviser), (ii) our net realized capital gains/losses and (iii) dividends and other distributions paid to us on account of our portfolio investments. However, for Expense Support Reimbursements made under the prior version of the Expense Support Agreement, we calculated Available Operating Funds for the purpose of determining whether we were obligated to make repayments to our Adviser as the sum of (i) our net investment income, (ii) the net realized capital gains/losses, (iii) the changes in unrealized losses, and (iv) dividends and other distributions paid to us from our portfolio investments. The calculation of changes in unrealized losses shall only reflect further reduction in value of individual investments from the largest previously recorded unrealized loss for such individual investment. Realized losses only included the amount in excess of the largest previously recorded unrealized loss for the same investment.

On May 24, 2018, the Board voted in favor of terminating the Third Amended and Restated Expense Support and Conditional Reimbursement Agreement, dated as of March 30, 2016 (the "ESA"), between the Company and the Adviser, effective as of July 1, 2018. The Company will continue to be obligated to repay any Expense Support Reimbursements made by the Adviser to the Company that have not yet been repaid.

The purpose of the Expense Support Agreement was to minimize such distributions from us being characterized as returns of capital for U.S. GAAP purposes and to reduce operating expenses until we raised sufficient capital to be able to absorb such expenses. However, such distributions may still have been characterized as a return of capital for U.S. federal income tax purposes.

The following table provides information regarding liabilities incurred by the Adviser pursuant to the Expense Support Agreement:

Period Ended	Expense Support Reimbursements Made by Adviser	Expense Support Repayments to Adviser	Expense Support Reimbursements Outstanding	Operating Expense Ratio(1)	Annualized Distribution Rate(2)	Eligible to be Repaid Through
March 31, 2017	—	—	—	0.39%	7.00%	March 31, 2020
June 30, 2017	—	—	—	0.29%	7.00%	June 30, 2020
September 30, 2017	—	—	—	0.35%	7.12%	September 30, 2020
December 31, 2017	—	—	—	0.33%	7.12%	December 31, 2020
March 31, 2018	1,206,778	(675,148)	531,630	0.34%	7.43%	March 31, 2021
June 30, 2018	—	—	—	0.29%	7.43%	June 30, 2021
September 30, 2018	—	—	—	0.31%	8.00%	September 30, 2021
December 31, 2018	—	—	—	0.42%	7.79%	December 31, 2021
March 31, 2019	—	—	—	0.44%	8.00%	March 31, 2022
June 30, 2019	—	—	—	0.47%	8.00%	June 30, 2022
September 30, 2019	—	—	—	0.58%	8.00%	September 30, 2022
December 31, 2019	—	—	—	0.54%	8.00%	December 31, 2022
Total	$1,206,778	$(675,148)	$531,630

(1)Operating expense ratio is as of the date the Expense Support Reimbursement obligation was incurred by the Adviser and includes all expenses borne by the Company, except for organizational and offering expenses, base management fees, incentive fees and any interest expense attributable to indebtedness incurred by the Company.

(2)Annualized distribution rate equals the annualized rate of distributions to common stockholders based on the amount of the regular distributions paid immediately prior to the date the Expense Support Reimbursement obligation was incurred by the Adviser. Annualized distribution rate does not include bonus dividends paid to common stockholders.

There were no Expense Support Repayment obligations payable to the Adviser as of the quarter ended December 31, 2019.

Administration Agreement
On May 9, 2013, the Company entered into an administration agreement (the “Administration Agreement”) with Prospect Administration LLC (the “Administrator”), an affiliate of the Adviser. The Administrator performs, oversees and arranges for the performance of administrative services necessary for the operation of the Company. These services include, but are not limited to, accounting, finance, legal services and offerings of the Company’s debt, common stock and other securites. For providing these services, facilities and personnel, the Company reimburses the Administrator for the Company’s actual and allocable portion of expenses and overhead incurred by the Administrator in performing its obligations under the Administration Agreement, including rent and the Company’s allocable portion of the costs of its Chief Financial Officer and Chief Compliance Officer and her staff. During the six months ended December 31, 2019, $1,689,330 in administrator costs were incurred by the Company, $885,874 of which is included on the Statement of Assets and Liabilities as a payable under Due to Administrator.

Commissions and fees on shares of common stock sold
During the six months ended December 31, 2019, Provasi Securities, LP (the “Dealer Manager”), an indirect wholly-owned subsidiary of Stratera Holdings, acted as dealer manager for the offering and managed a group of participating broker-dealers, including other unaffiliated broker-dealers who enter into participating broker-dealer agreements with the Dealer Manager. The Company had agreed to pay the Dealer Manager selling commissions in the amount of 6.0% of the selling price of each share of common stock designated as “Class R” for which a sale is completed from the shares offered in the offering.

As compensation for acting as the Dealer Manager, the Company had agreed to pay the Dealer Manager a dealer manager fee in the amount of 2.0% of the selling price of each share of common stock designated as “Class R” or “Class RIA” for which a sale was completed. The Dealer Manager was expected to re-allow the full amount of selling commissions to participating broker-dealers and was permitted to re-allow up to 1.15% of the dealer manager fee to participating broker-dealers for reimbursement of marketing expenses.

During the six months ended December 31, 2019, the total sales load incurred through the offering of our common stock was $1,522,593, which includes $1,140,359 of selling commissions and $382,234 of dealer manager fees. These fees are charged against additional paid-in capital in the Statements of Changes in Net Assets.

On December 5, 2019, we announced that Preferred Capital Securities, LLC (“PCS”), a broker dealer and wholesale distributor, would become the dealer manager for an 18-month follow-on common stock offering upon the effectiveness of our common share registration statement. See "Note 14. Subsequent Events" for more information.

Investor Services Agreement
The Company had an investor services agreement (the “Investor Services Agreement”) under which the Company reimbursed Destra Investor Services, LLC (“Destra”) for providing investor relations support and related back-office services with respect to the Company’s investors. For the six months ended December 31, 2019, the total investor services expense was $133,783 which is presented as part of Adviser shared services expense in the Statement of Operations. The Investor Services Agreement with Destra terminated on November 3, 2019.

Common Stock Offering Costs
The Adviser, on behalf of the Company, paid or incurred common stock offering costs totaling $428,356 for the six months ended December 31, 2019. As of December 31, 2019, $386,747 remains as a deferred asset on the Statement of Assets and Liabilities, while $189,653 has been amortized to expense in the Statement of Operations during the six months ended December 31, 2019 .

Common stock offering expenses consist of costs for the registration, certain marketing activities and distribution of the Company’s common shares. These expenses include, but are not limited to, expenses for legal, accounting, printing and certain marketing activities, and include salaries and direct expenses of the Adviser’s employees, employees of its affiliates and others for providing these services.

At December 31, 2019, the total due to the Adviser for organization and common stock offering costs and operating expenses paid on behalf of the Company was $125,708, which is included within Due to Adviser on the Statement of Assets and Liabilities, and is broken out as follows:

Fiscal Year or Period Ended	Organization and Offering Costs (O&O)	Operating Expenses (OpEx) paid on behalf of the Company	Total Due to Adviser for O&O and OpEx paid on behalf of the Company
June 30, 2013	$1,893,108	$—	$1,893,108
June 30, 2014	984,744	558,394	1,543,138
June 30, 2015	591,821	1,418,046	2,009,867
June 30, 2016	442,107	1,148,321	1,590,428
June 30, 2017	456,146	730,938	1,187,084
June 30, 2018	419,077	24,239	443,316
June 30, 2019	107,639	25,333	132,972
December 31, 2019	428,356	—	428,356
Total reimbursements made	(5,197,290)	(3,905,271)	(9,102,561)
	$125,708	$—	$125,708

Upon achieving the Minimum Offering Requirement, the Adviser was entitled to receive up to 5.0% of the gross proceeds from the offering as reimbursement for organization and common stock offering costs that it has funded, until all of the organization and common stock offering costs incurred and/or paid by the Adviser have been recovered. On January 8, 2014, the Adviser agreed to reduce such reimbursement and accept a maximum of 2% of the gross proceeds of the offering of the Company’s securities until all of the organization and common stock offering costs incurred and/or paid by the Adviser have been recovered.

Co-Investments
On January 13, 2020, the parent company of the Adviser received an exemptive order from the SEC (the “Order”), which superseded a prior co-investment exemptive order granted on February 10, 2014, granting the parent company the ability to negotiate terms other than price and quantity of co-investment transactions with other funds managed by the Adviser or certain affiliates, including Prospect Capital Corporation (“PSEC”) and TP Flexible Income Fund, Inc. (“FLEX”), where co-investing would otherwise be prohibited under the 1940 Act, subject to the conditions included therein.

Under the terms of the order, a “required majority” (as defined in Section 57(o) of the 1940 Act) of the Company’s independent directors must make certain conclusions in connection with a co-investment transaction, including that (1) the terms of the proposed transaction, including the consideration to be paid, are reasonable and fair to the Company and its stockholders and do not involve overreaching of the Company or its stockholders on the part of any person concerned and (2) the transaction is consistent with the interests of the Company’s stockholders and is consistent with the Company’s investment objective and strategies. In certain situations where co-investment with one or more funds managed or owned by the Adviser or its affiliates is not covered by the Order, such as when there is an opportunity to invest in different securities of the same issuer, the personnel of the Adviser or its affiliates will need to decide which fund will proceed with the investment. Such personnel will make these determinations based on policies and procedures, which are designed to reasonably ensure that investment opportunities are allocated fairly and equitably among affiliated funds over time and in a manner that is consistent with applicable laws, rules and regulations. Moreover, except in certain circumstances, when relying on the Order, the Company will be unable to invest in any issuer in which one or more funds managed or owned by the Adviser or its affiliates has previously invested.

Allocation of Expenses
For CLO investments held by each of the Company, PSEC and FLEX, the cost of valuation services with regard to such investments is initially borne by the Company, which then allocates to PSEC and FLEX their proportional share of such expense based on the number of positions held by each entity. During the six months ended December 31, 2019, the Company incurred $144,998 in expenses related to valuation services that are attributable to PSEC and FLEX, of which $211,284 is still owed to the Company. Additionally, PSEC incurred $10,446 of expense on behalf of the Company related to financial reporting software and insurance, of which $29,023 is due and payable as of December 31, 2019, which includes $22,155 of expenses from the prior year.

Officers and Directors
Certain officers and directors of the Company are also officers and directors of the Adviser and its affiliates. For the six months ended December 31, 2019, $75,000 was paid to the independent directors of the Company, which is included within the Statement of Operations. The officers do not receive any direct compensation from the Company.

Note 6. Dividends and Distributions
Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which differ from U.S. GAAP.

The following tables reflect the distributions per common share that the Company declared and paid or are payable to its common stockholders during the six months ended December 31, 2019. Common stockholders of record as of each respective record date were or will be entitled to receive the distribution.

Record Date	Payment Date	Total Amount per Share(a)	Amount Distributed
July 5, 12, 19 and 26, 2019	July 29, 2019	$0.09320	$2,884,317
August 2, 9, 16, 23 and 30, 2019	September 3, 2019	0.11650	3,612,478
September 6, 13, 20 and 27, 2019(b)	September 30, 2019	0.16447	5,166,839
October 4, 11, 18 and 25, 2019	October 29, 2019	0.09320	2,961,130
November 1, 8, 15, 22 and 29, 2019	December 2, 2019	0.11650	3,714,035
December 6, 13, 20 and 27, 2019(b)	December 30, 2019	0.16447	5,268,345
Total declared and distributed for the six months ended December 31, 2019			$23,607,144

(a)Total amount per share represents the total distribution rate for the record dates indicated.
(b)Includes bonus distributions.

Dividends and distributions to common stockholders are recorded on the record date. The table above includes distributions with record dates during the six months ended December 31, 2019 and does not include distributions previously declared to common stockholders of record on any future dates, as those amounts are not yet determinable. The following distributions were previously declared and have record dates subsequent to December 31, 2019 for the common shares:

Record Date	Payment Date	Total Amount per Share(a)
January 3, 10, 17, 24 and 31, 2020	February 3, 2020	$0.11650
February 7, 14, 21 and 28, 2019	March 2, 2020	$0.09320

(a)Total amount per share represents the total distribution rate for the record dates indicated.

The Company may fund its distributions to common stockholders from any sources of funds available, including offering proceeds, borrowings, net investment income from operations, capital gains proceeds from the sale of assets, and non-capital gains proceeds from the sale of assets. Any capital returned to common stockholders through distributions will be distributed after payment of fees and expenses.

Following commencement of the Company’s continuous public offering, substantial portions of the Company’s dividends to common stockholders have been funded through Expense Support Reimbursements that are subject to repayment by the Company. The purpose of this arrangement was to ensure that no portion of the Company’s dividends to common stockholders was paid from offering proceeds. Any such dividends funded through Expense Support Reimbursements were not based on the Company’s investment performance. The repayment of these Expense Support Reimbursements owed to the Adviser will reduce the future distributions to which common stockholders would otherwise be entitled. As of December 31, 2019, there were no Expense Support Repayment obligations payable to the Adviser. There can be no assurance that the Company will achieve the performance necessary to sustain its distributions or that the Company will be able to pay distributions at a specific rate or at all.

The Company has adopted an “opt in” distribution reinvestment plan pursuant to which common stockholders may elect to have the full amount of distributions reinvested in additional shares. Common stockholders will receive distributions in cash unless specifically “opting in” to the distribution reinvestment plan to have cash distributions reinvested in additional shares of the Company. Reinvested distributions will purchase shares at a price equal to 95% of the price that shares are sold in the offering at the closing immediately following the distribution payment date. There will be no selling commissions, dealer manager fees or other sales charges for shares issued under the distribution reinvestment plan. During any period when we are not making a “best-efforts” offering of our shares, the number of shares to be issued to a common stockholder in connection with a distribution reinvestment shall be determined by dividing the total dollar amount of the distribution payable to the common stockholder by the net asset value per common share of the Company, as determined pursuant to procedures adopted by our Board of Directors.

The Company issued 948,196 and 1,346,899 shares of its common stock in connection with the distribution reinvestment plan for the six months ended December 31, 2019 and year ended June 30, 2019, respectively.

Note 7. Mandatorily Redeemable Preferred Stock
The Company has authorized 40,000,000 shares of mandatorily redeemable preferred stock, at a par value of $0.01 per share, and had 6,307,190 shares issued and outstanding at December 31, 2019.

The Company completed underwritten public offerings of its 6.375% Series A Term Preferred Stock Due 2025 (the “Series A Term Preferred Stock”), 6.25% Series B Term Preferred Stock Due 2023 (the “Series B Term Preferred Stock”), 6.625% Series C Term Preferred Stock Due 2024 (the “Series C Term Preferred Stock”) and 6.375% Series E Term Preferred Stock Due 2024 (the “Series E Term Preferred Stock”, and, together with the other term preferred stock, the “Term Preferred Stock”). The Company is required to redeem all of the outstanding Term Preferred Stock on their respective term redemption dates, at a redemption price equal to $25 per share plus an amount equal to accumulated but unpaid dividends, if any, to the date of the redemption. The Company cannot effect any amendment, alteration, or repeal of the Company’s obligation to redeem all of the Term Preferred Stock without the prior unanimous vote or consent of the holders of such Term Preferred Stock. At any time on or after the applicable optional redemption date, at the Company’s sole option, the Company may redeem the Term Preferred Stock at a redemption price per share equal to the sum of the $25 liquidation preference per share plus an amount equal to accumulated but unpaid dividends, if any, on such Term Preferred Stock. The Company, with the authorization by the Board, may repurchase any of the Term Preferred Stock from time to time in the open market after the applicable optional redemption date and effectively extinguish the preferred stock.

The following table summarizes the Company’s Term Preferred Stock activity for the six months ended December 31, 2019:

	Series A Term Preferred Stock Due 2025	Series B Term Preferred Stock Due 2023	Series C Term Preferred Stock Due 2024	Series D Term Preferred Stock Due 2029	Series E Term Preferred Stock Due 2024	Total Term Preferred Stock
Shares outstanding at June 30, 2019	1,500,183	1,000,000	1,610,000	1,045,267	—	5,155,450
Shares issued	—	—	—	51,740	1,100,000	1,151,740
Shares redeemed	—	—	—	—	—	—
Shares outstanding at December 31, 2019	1,500,183	1,000,000	1,610,000	1,097,007	1,100,000	6,307,190

The following table summarizes the Company’s Term Preferred Stock balances as of December 31, 2019:

	Series A Term Preferred Stock Due 2025	Series B Term Preferred Stock Due 2023	Series C Term Preferred Stock Due 2024	Series D Term Preferred Stock Due 2029	Series E Term Preferred Stock Due 2024	Total Term Preferred Stock
Principal value	$37,504,575	$25,000,000	$40,250,000	$27,425,175	$27,500,000	$157,679,750
Unamortized deferred offering cost	(300,714)	(244,701)	(218,974)	(329,637)	(319,281)	(1,413,307)
Unamortized discount	(983,816)	(623,206)	(1,080,574)	(816,515)	(818,115)	(4,322,226)
Carrying value	$36,220,045	$24,132,093	$38,950,452	$26,279,023	$26,362,604	$151,944,217

Fair value(1)	$37,114,527	$24,860,000	$40,378,800	$28,236,960	$27,005,000	$157,595,287
Fair value per share(1)	$24.74	$24.86	$25.08	$25.74	$24.55
(1)Represents the December 31, 2019 closing market price per share of each respective series of Term Preferred Stock on the New York Stock Exchange (“NYSE”).

The following sets forth the terms of the Company’s Term Preferred Stock offerings:

	Series A Term Preferred Stock Due 2025	Series B Term Preferred Stock Due 2023	Series C Term Preferred Stock Due 2024	Series D Term Preferred Stock Due 2029	Series E Term Preferred Stock Due 2024
Initial offering price	$25.00	$25.00	$25.00	$25.00	$25.00
Term redemption date	June 30, 2025	December 31, 2023	June 30, 2024	June 30, 2029	December 31, 2024
Term redemption price per share	$25.00	$25.00	$25.00	$25.00	$25.00
Optional redemption date	June 30, 2021	October 23, 2020	February 22, 2021	March 31, 2022	October 7, 2021
Fixed dividend rate	6.375%	6.25%	6.625%	7.00%	6.375%

Dividends payable on the Company’s Term Preferred Stock was $4,864 at December 31, 2019. Deferred issuance costs represent underwriting fees and other direct costs incurred that are related to the Company’s Term Preferred Stock. As of December 31, 2019, the Company had a deferred debt issuance cost balance of $1,413,307 related to the issuance of the Term Preferred Stock. Aggregate net discount on the Term Preferred Stock at the time of issuance totaled $4,935,275. As of December 31, 2019 the Company had an unamortized discount balance of $4,322,226. These amounts are amortized and are included in Preferred dividend expense in the Statement of Operations over the term of the respective shares.

The following table summarizes the components of preferred dividend expense, effective dividend rates and cash paid on the Term Preferred Stock for the six months ended December 31, 2019:

	Series A Term Preferred Stock Due 2025	Series B Term Preferred Stock Due 2023	Series C Term Preferred Stock Due 2024	Series D Term Preferred Stock Due 2029	Series E Term Preferred Stock Due 2024	Total Term Preferred Stock
Fixed dividend expense(1)	$1,195,470	$776,931	$1,325,868	$959,128	$413,933	$4,671,330
Amortization of deferred offering costs	21,990	27,240	21,443	11,576	11,498	93,747
Amortization of discount	72,927	70,008	106,634	29,562	41,260	320,391
Total preferred dividend expense	$1,290,387	$874,179	$1,453,945	$1,000,266	$466,691	$5,085,468
Effective dividend rate(2)	7.133%	7.257%	7.476%	7.622%	7.464%	7.381%
Cash paid for dividend	$1,195,466	$781,260	$1,333,273	$959,881	$409,068	$4,678,948
(1)Fixed dividend expense is composed of distributions declared and paid of $4,671,330 for the six months ended December 31, 2019.
(2)Represents the effective rate for each respective series of Term Preferred Stock as of December 31, 2019.

Note 8. Income Taxes
The information presented in this footnote is based on our most recent tax year ended June 30, 2019.

For income tax purposes, distributions made to shareholders are reported as ordinary income, capital gains, non-taxable return of capital, or a combination thereof. The expected tax character of distributions declared and paid to common shareholders during the year ended June 30, 2019 was as follows:

Year ended June 30, 2019
Ordinary income	$26,976,765
Return of capital	12,690,785
Capital gain	385,913
Total dividends declared and paid to common shareholders	$40,053,463

As of August 28, 2019 when our prior N-CSR was filed for the year ended June 30, 2019, we estimated our distributions out of ordinary income to be $28,489,206, capital gain to be $270,391 and return of capital to be $11,293,866. Subsequent to our filing date, we obtained more information from our underlying investments as to the character of the distributions received which resulted in changes to our N-CSR filing. As a result of the change, total distributable earnings changed from $281,621 to $1,678,541.

The expected tax character of distributions declared and paid to preferred shareholders during the years ended June 30, 2019 and 2018 were as follows:

Year ended June 30, 2019
Ordinary income	$4,424,220
Capital gain	66,985
Total dividends declared and paid to preferred shareholders	$4,491,205

When our prior N-CSR was filed for the year ended June 30, 2019, we estimated our distributions out of ordinary income to be $4,491,205.
While the tax character of distributions paid to common and preferred shareholders for the year ended June 30, 2019 are expected to be characterized as ordinary income, capital gain and return of capital, the final determination of the tax character of distributions for this year will not be made until we file our tax return for the tax year ended June 30, 2019.

As of June 30, 2019, the estimated components of distributable earnings on a tax basis were as follows:

Overdistributed Ordinary Income	$(17,425,900)
Temporary Differences	$2,156,880
Net Unrealized Gain on Investments	$16,947,561

As a result of the changes in the character of the distributions for the year ended June 30, 2019, the components of accumulated earnings on a tax basis were adjusted from our prior N-CSR filing. Per the prior N-CSR filing, overdistributed ordinary income, temporary differences and net unrealized gain on investments were $(18,775,456), $1,958,794 and $17,098,287, respectively.
In general, we may make certain adjustments to the classification of net assets as a result of permanent book-to-tax differences, which may include differences in the book and tax basis of certain assets and liabilities, amortization of offering costs and nondeductible federal excise taxes, among other items. For the year ended June 30, 2019, we increased total distributable earnings by $1,275,429 and decreased paid-in capital in excess of par by $1,275,429.
Note 9. Concentration and Credit Risks
Cash held at financial institutions, at times, may exceed the amount insured by the Federal Deposit Insurance Corporation. The Company’s portfolio may be concentrated in a limited number of investments in CLO vehicles, which is subject to a risk of loss if that sector experiences a market downturn. The Company is subject to credit risk in the normal course of pursuing its investment objectives. The Company’s maximum risk of loss from credit risk for its portfolio investments is the inability of the CLO collateral managers to return up to the cost value due to loan defaults occurring in the underlying collateral within the CLOs.
Note 10. Commitments and Contingencies
The Company has a conditional obligation to repay the Adviser for any amounts funded by the Adviser under the Expense Support Agreement if (and only to the extent that), following any fiscal quarter occurring within three years of the date on which the Adviser incurred the liability for such amount, Available Operating Funds exceeds the distributions paid by the Company to common stockholders to the extent that the Company has cash available for such repayment. The Company will only make Expense Support Repayments if its operating expense ratio is equal to or less than its operating expense ratio at the time the corresponding Expense Support Reimbursement was incurred and if the annualized rate of the Company’s regular cash distributions to common stockholders is equal to or greater than the annualized rate of its regular cash distributions to common stockholders at the time the corresponding Expense Support Reimbursement was incurred. No reimbursement will be paid to the Adviser more than three years after such corresponding Expense Support Reimbursement was incurred. The Company is unable to estimate the amount that would be repaid to the Adviser at the time the above event occurs. However, the maximum exposure to the Company is the total of the Expense Support Reimbursements from the Adviser. As of December 31, 2019, the amount of expense support that is conditionally repayable by the Company to its Adviser is $531,630.

The Company is not currently subject to any material legal proceedings and, to the Company’s knowledge, no material legal proceedings are threatened against the Company. From time to time, the Company may be a party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of the Company’s rights under contracts with its portfolio companies. While the outcome of any legal proceedings cannot be predicted with certainty, the Company does not expect that any such proceedings will have a material adverse effect upon its financial condition or results of operations.

Note 11. Merger Transaction
During the year ended June 30, 2019, the company took part in the Stira Alcentra Acquisition. In reaching its decision to approve the Merger Agreement, the Board consulted with the Company’s management, as well as its financial and legal advisors, and considered a number of factors, including:

•	greater scale and economies of scale;

•	a broader and compatible stockholder base;

•	the review and analysis of each of the Company’s and Stira Alcentra’s business, financial condition, earnings, risks and prospects, and that expected of the combined entity;

•	the historical NAV per share of the common stock of the Company and Stira Alcentra;

•
the values and prospects of the portfolio company investments held by the Company and Stira Alcentra and Stira Alcentra’s valuation policy in relation to the values of Stira Alcentra’s portfolio company investments assigned by Stira Alcentra’s board of directors;

•	the comparison of historical financial measures for the Company and Stira Alcentra, including earnings, return on capital and cash flow, and comparison of historical operational measures; and

•	the current industry, economic and market conditions and how such conditions are expected to impact the Company’s and Stira Alcentra’s ability to conduct their operations

An important element in the Board’s evaluation of the Merger was the ability to receive the transition-related services following the Merger from SCMG pursuant to the Consulting Agreement, which the Board believed could substantially enhance the likelihood of successful integration of Stira Alcentra into the Company following the Merger and may also provide other benefits to the Company. The Board carefully evaluated the benefits of the services under the Consulting Agreement versus the incremental cost of obtaining those services, including without limitation considering whether the Company could instead obtain those services under its then-existing Investor Services Agreement with Destra. However, due to SCMG’s particular knowledge of the Stira Alcentra shareholder base resulting from it having served as dealer-manager to Stira Alcentra since its inception, the Board determined that SCMG is uniquely situated to provide those services to the Company. The Board concluded that, overall, the positive aspects of the proposed Merger to the Company and its stockholders substantially outweigh the risks related to the proposed Merger, and, therefore, unanimously approved the Merger Agreement, the Merger and the transactions contemplated thereby, including the Consulting Agreement.

Pursuant to the Consulting Agreement, SCMG will utilize its knowledge of Stira Alcentra to provide consulting services to the Company relating to the post-Merger integration of Stira Alcentra into the Company, including: (1) with respect to Stira Alcentra’s operations, financial performance and financial statements, (2) responding to questions from former Stira Alcentra shareholders, (3) interacting with the independent broker-dealer systems through which Stira Alcentra’s shares were sold prior to the Merger,

(4) integration of Stira Alcentra’s shareholder accounts into the Company’s shareholder account system, and (5) certain other services specified in the Consulting Agreement. The Consulting Agreement has an initial term of eighteen (18) months after closing of the Merger and may be extended upon agreement of the parties. In exchange for providing the services under the Consulting Agreement, SCMG will receive consulting fees of $85,000 per month from the Company during the term of the Consulting Agreement. For the six months ended December 31, 2019, the total consulting fees were $510,000 which is presented as part of General and administrative expense in the Statement of Operations.

In accordance with the terms of the Merger Agreement, Stira Alcentra was merged with and into the Company, with the Company being the surviving entity of the Merger. The separate corporate existence of Stira Alcentra ceased upon completion of the Merger and 2,552,237 shares of the Company’s common stock were issued in connection with the Stira Alcentra Acquisition on May 10, 2019. The exchange ratio at which common shares of Stira Alcentra were converted to common shares of the Company was based on the applicable class of Stira Alcentra shares and the Company’s most recent estimated net asset value per share of $13.70. Fractional shares were rounded up to the next greater number of whole the Company’s shares. For the year ended June 30, 2019, net proceeds from the merger were $34,965,647.
Note 12. Revolving Credit Facility
On December 16, 2019, we entered into a secured revolving credit facility (the “Facility”). The aggregate commitment of the Facility is $25 million and is collateralized by our CLO investments. The Facility matures on December 16, 2021 and generally bears interest at a rate of three-month LIBOR plus 3%. There is also an undrawn fee between 0.50% and 1.50%.

The agreement governing our Facility requires us to comply with certain financial and operational covenants. These covenants include restrictions on the level of indebtedness that we are permitted to incur in relation to the value of our assets and a minimum total net asset level that we are required to maintain. As of December 31, 2019, we were in compliance with these covenants. As of December 31, 2019, we had $5,000,000 outstanding on our Credit Facility. As of December 31, 2019, the investments used as collateral for the Credit Facility had an aggregate fair value of $565,111,050, which represents 100% of our total investments. As permitted by ASC 825-10-25, we have not elected to value our Facility which is categorized as Level 2 under ASC 820 as of December 31, 2019.

In connection with the origination of the Facility, we incurred $261,004 of fees, all of which are being amortized over the term of the facility in accordance with ASC 470-50. As of December 31, 2019, $255,648 remains to be amortized and is reflected as deferred financing on the Consolidated Statements of Assets and Liabilities.

During the six months ended December 31, 2019, we recorded $24,432 of interest costs and amortization of financing costs on the Facility as interest expense.

Note 13. Financial Highlights
The following is a schedule of financial highlights for each of the five years ended June 30 and the six months ended December 31, 2019. Although the Company has designated its differing up-front sale loads as different “share classes”, the Company does not operate as a multi-class fund and each share of the Company has the same net asset value, as well as identical voting and distributions rights, and bears its own pro rata portion of the Company’s expenses.

	Six Months Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31, 2019	June 30, 2019	June 30, 2018	June 30, 2017	June 30, 2016	June 30, 2015
Per share data:
Net asset value, beginning of year/period	$13.02	$13.47	$14.43	$14.24	$13.39	$9.60
Net investment income(a)(g)	0.79	1.61	1.60	1.76	2.03	1.64
Net realized gain (loss) and net change in unrealized appreciation/depreciation on investments(a)	(0.57)	(0.71)	(1.19)	(0.22)	0.27	0.58
Net increase in net assets resulting from operations	0.22	0.90	0.41	1.54	2.30	2.22
Distributions to common stockholders(f)
Dividends from net investment income(a)	(0.70)	(1.00)	(0.83)	(1.30)	(1.50)	(1.50)
Capital gain(a)	—	(0.01)	(0.03)	—	—	—
Return of capital(a)	(0.05)	(0.47)	(0.64)	(0.21)	—	—
Total distributions(b)	(0.75)	(1.48)	(1.50)	(1.51)	(1.50)	(1.50)
Offering costs(a)	—	—	—	—	(0.02)	(0.27)
Other(c)	0.05	0.13	0.13	0.16	0.07	3.34
Net asset value, end of year/period	$12.54	$13.02	$13.47	$14.43	$14.24	$13.39

Total return, based on NAV(d)	1.98%	8.06%	3.94%	12.82%	19.13%	56.24%
Supplemental Data:
Net assets, end of year/period	$404,033,228	$399,704,924	$332,681,912	$285,033,346	$182,280,330	$69,237,648
Ratio to average net assets:
Total expenses excluding expense support (reimbursements)/repayments(g)(h)	10.71%	8.46%	6.41%	6.91%	7.11%	9.76%
Expenses after expense support (reimbursements)/repayments, net(e)(g)(h)	10.71%	8.46%	6.25%	7.52%	3.49%	—%
Net investment income(g)(h)	12.29%	11.90%	11.46%	12.22%	14.94%	13.04%

Portfolio turnover	0.39%	0%	1%	1%	1%	1%

(a) Calculated based on weighted average shares outstanding during the year or period.
(b) The per share data for distributions is the actual amount of distributions paid or payable per share of common stock outstanding during the year or period. Distributions per share are rounded to the nearest $0.01.

(c) The amount shown represents the balancing figure derived from the other figures in the schedule, and is primarily attributable to the accretive effects from the sales of the Company’s shares and the effects of share repurchases during the year or period.

(d) Total return is based upon the change in net asset value per share between the opening and ending net asset values per share during the year or period and assumes that dividends are reinvested in accordance with the Company’s dividend reinvestment plan. The computation does not reflect the sales load for any shares. Total return based on market value is not presented since the Company’s shares are not publicly traded. For periods less than one year, total return is not annualized.

(e) For the years ended June 30, 2018, 2017, 2016, and 2015 there were Expense Support Repayments (Reimbursements), net of ($675,148), $1,441,093, ($4,630,655) and ($1,593,549), respectively. There were no Expense Support Repayments (Reimbursements) for the year ended June 30, 2019 or for the six months ended December 31, 2019.

(f) The amounts reflected for the year ended June 30, 2019 were updated based on tax information received subsequent to the N-CSR filing.
(g) Net investment income per share data and ratios reflect income earned and expenses incurred on assets attributable to preferred shares (as described in Note 7. Mandatorily Redeemable Preferred Shares). The expense ratios also reflect expenses incurred on assets attributable to preferred shares. Preferred shares are only outstanding for periods after June 27, 2018 and the ratio of preferred dividend expense to average net assets applicable to the common shares for the years ended June 30, 2019 and 2018 are 1.34% and 0.00%, respectively. The ratio of preferred dividend expense to average net assets applicable to the common shares for the six months ended December 31, 2019 is 1.26%.

(h) Annualized for the six months ended December 31, 2019.

Manditorily Redeemable Preferred Shares as of June 30, 2019(a)(b)
Term Preferred Stock	Aggregate Amount Outstanding	Asset Coverage per Preferred Share	Involuntary Liquidating Price per Preferred share	Average market value per unit(c)
Series A Term Preferred Stock Due 2025	$37,504,575	$349	$25.00	$24.79
Series B Term Preferred Stock Due 2023	$25,000,000	$524	$25.00	$24.72
Series C Term Preferred Stock Due 2024	$40,250,000	$325	$25.00	$25.02
Series D Term Preferred Stock Due 2029	$26,131,675	$501	$25.00	$25.24
Total Term Preferred Stock	$128,886,250	$102

(a)For financial reporting purposes, preferred shares are considered to be debt. The Asset Coverage amounts per $25 of Preferred shares (the dollar amount per share) reflects the amount of the Company’s total assets (less all liabilities not represented by borrowings and preferred shares) per $25 Preferred Share of the combined amount of borrowings and outstanding preferred shares and the Asset Coverage amounts per financial reporting purposes.

(b)Does not include the issuance by the Company of (i) an additional $1,293,500 aggregate amount of Series D Term Preferred Stock, which was issued on July 3, 2019 and (ii) $27,500,000 aggregate amount of Series E Term Preferred Stock, which was issued on October 7, 2019 and October 22, 2019. Also excluded are amounts borrowed under the Facility.

(c)Represents the average daily closing market price per share of each respective series of Term Preferred Stock for the respective periods listed on NYSE from June 30, 2018 to June 30, 2019.

Note 14. Subsequent Events

During the period from January 1, 2020 through February 27, 2020, we made 3 CLO equity investments totaling $7.0 million which represented new investments.

During the period from January 1, 2020 through February 27, 2020, we sold 1 CLO debt investment for proceeds of $6.0 million.

On February 6, 2020, we filed a definitive prospectus with the SEC pursuant to which, through Preferred Capital Securities, LLC ("PCS"), our Dealer Manager, we are offering up to 71,620,877 shares of our common stock for a period of up to eighteen months, unless otherwise extended. PCS replaces Provasi Securities, LP as the Fund's Dealer Manager for its continuous offering of common stock. PCS charges selling commissions of 6.0% and dealer manager fees of 0.75%, payable upon a purchase of Class R shares.

On January 27, 2020, we issued $15 million in aggregate principal amount of notes (the "2035 Notes") in a private placement to an institutional investor. The 2035 Notes mature on March 1, 2035 and bear interest at a rate of 6.50% per year, payable quarterly on March 31, June 30, September 30 and December 31 of each year.

Our Board of Directors authorized and we declared distributions for the Series A, B, C, D and E Term Preferred Stock on January 23, 2020. Dividends with respect to the Series A, B, C, D and E Term Preferred Stock will be paid on March 31, 2020 to holders of record of such Series A, B, C, D and E Term Preferred Stock as their names appear on our registration books at the close of business on March 16, 2020 at a rate of $0.39844 per share of Series A Term Preferred Stock, $0.39063 per share of Series B Term Preferred Stock, $0.41406 per share of Series C Term Preferred Stock, $0.43750 per share of Series D Term Preferred Stock and $0.39844 per share of Series E Term Preferred Stock.

On January 14, 2020, we made an additional draw on the Facility of $8,000,000, resulting in a total amount drawn of $13,000,000. On January 27, 2020 and January 29, 2020, we made repayments under the Facility of $10,800,000 and $2,200,000, respectively. As of February 27, 2020, there was no outstanding Facility balance.

On February 20, 2020, we launched an underwritten public offering of 1,200,000 shares of 6.625% Series F Term Preferred Stock due 2027 at a public offering price of $25 per share. The offering closed on February 25, 2020. We granted the underwriters an option to purchase up to an additional 180,000 shares of Series F Term Preferred Stock at the public offering price, less underwriting discounts and commissions, for 30 days after the date of the prospectus relating to the Series F Term Preferred Shares solely to cover overallotments. Concurrently with the issuance of the primary shares in the offering, the Company issued an additional 100,000 shares of Series F Term Preferred Shares.

On February 25, 2020, our Board of Directors authorized and we declared a series of distributions for our common stock for the months of March through April 2020, reflected in the following table. Common stockholders of record as of each record date will be entitled to receive the respective distributions.

Record Date	Payment Date	Total Amount per Share(a)
March 6, 13, 20 and 27, 2020(b)	March 30, 2020	$0.16447
April 3, 10, 17 and 24, 2020	April 27, 2020	0.09320
May 1, 8, 15, 22 and 29, 2020	June 1, 2020	0.11650

(a)Total amount per share represents the total distribution rate for the record dates indicated.
(b)Includes bonus distributions.

Report of Independent Registered Public Accounting Firm

Shareholders and Board of Directors
Priority Income Fund, Inc.
New York, New York
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Priority Income Fund, Inc. (the “Company”), including the schedule of investments, as of June 30, 2019, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the related notes, including the financial highlights for each of the five years in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company at June 30, 2019, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2019, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
/s/ BDO USA, LLP
We have served as the Company's auditor since 2012.
New York, New York
August 28, 2019

Statement of Assets and Liabilities
As of June 30, 2019

Assets
Investments, at fair value (amortized cost $563,657,995)	$521,827,731
Cash	26,461,739
Receivable for capital shares sold	1,191,253
Interest receivable	1,276,205
Receivable for shares issued in connection with merger	439,500
Deferred offering costs (Note 5)	148,044
Due from affiliate (Note 5)	131,918
Prepaid expenses	19,229
Total assets	551,495,619
Liabilities
Mandatorily redeemable preferred stock; ($0.01 par value; 40,000,000 shares authorized; 1,500,183 Series A Term Preferred Stock outstanding with net of offering costs of $320,204 and unamortized discount of $1,056,742; 1,000,000 Series B Term Preferred Stock outstanding with net offering costs of $269,440 and unamortized discount of $693,214; 1,610,000 Series C Term Preferred Stock outstanding with net offering costs of $237,917 and unamortized discount of $1,187,209; 1,045,267 Series D Term Preferred Stock outstanding with net offering costs of $284,580 and unamortized discount of $804,991) (Note 7)
124,031,953
Payable for investment securities purchased	14,737,226
Due to Adviser (Note 5)	5,619,861
Dividends payable	5,039,571
Accrued expenses	2,118,859
Due to Administrator (Note 5)	209,343
Due to affiliate (Note 5)	22,155
Preferred dividend payable	11,728
Total liabilities	151,790,696
Commitments and contingencies (Note 10)	—
Net assets	$399,704,923

Components of net assets:
Common stock, $0.01 par value; 160,000,000 shares authorized; 30,691,022 shares issued and
outstanding (Note 4)	$306,910
Paid-in capital in excess of par	399,116,392
Total distributable earnings	281,621
Net assets	$399,704,923

Net asset value per share	$13.02

See accompanying notes to financial statements.

Statement of Operations
For the year ended June 30, 2019

Investment income
Interest income from investments	$73,336,101
Other income	262,738
Total investment income	73,598,839
Expenses
Incentive fee (Note 5)	10,819,605
Base management fee (Note 5)	8,710,514
Total investment advisory fees	19,530,119

Preferred dividend expense	4,832,433
Transfer agent fees and expenses	1,375,135
Valuation services	892,528
Audit and tax expense	788,077
General and administrative	773,681
Administrator costs (Note 5)	533,868
Adviser shared service expense (Note 5)	476,234
Report and notice to shareholders	421,614
Legal expense	347,970
Amortization of offering costs (Note 5)	262,615
Insurance expense	198,762
Director fees	150,000
Total expenses	30,583,036
Expense Support Repayment (Note 5)	—
Net expenses	30,583,036
Net investment income	43,015,803
Net realized loss and net change in unrealized appreciation/depreciation on investments
Net realized loss on investments	(2,070,447)
Net change in unrealized appreciation/depreciation on investments	(16,897,033)
Net realized loss and net change in unrealized appreciation/depreciation on investments	(18,967,480)
Net increase in net assets resulting from operations	$24,048,323

See accompanying notes to financial statements.

Statements of Changes in Net Assets

	Year Ended	Year Ended
	June 30, 2019	June 30, 2018

Net increase in net assets resulting from operations:
Net investment income	$43,015,803	$36,126,816
Net realized loss on investments	(2,070,447)	(943,705)
Net change in unrealized appreciation/depreciation on investments	(16,897,033)	(25,902,826)
Net increase in net assets resulting from operations	24,048,323	9,280,285
Distributions to common stockholders(1):
Distributions from earnings (Notes 6 and 8)	(28,759,597)	(19,511,165)
Return of capital (Notes 6 and 8)	(11,293,866)	(14,430,036)
Total distributions to common stockholders	(40,053,463)	(33,941,201)
Capital transactions:
Gross proceeds from shares sold (Note 4)	51,119,673	76,497,782
Commissions and fees on shares sold (Note 5)	(3,893,401)	(5,824,712)
Proceeds from merger transaction (Note 11)	34,965,647	—
Reinvestment of dividends (Note 4)	17,922,234	15,807,913
Repurchase of common shares (Note 4)	(17,086,002)	(14,171,501)
Net increase in net assets from capital transactions	83,028,151	72,309,482
Total increase in net assets	67,023,011	47,648,566
Net assets:
Beginning of year	332,681,912	285,033,346
End of year	$399,704,923	$332,681,912

(1)Certain reclassifications have been made in the presentation of prior year amounts to conform to the presentation for the year ended June 30, 2019. See Note 2 within the accompanying notes to financial statements for further discussion.

See accompanying notes to financial statements.

Statement of Cash Flows
For the year ended June 30, 2019

Cash flows used in operating activities:
Net increase in net assets resulting from operations	$24,048,323
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Amortization of common stock offering costs (Note 5)	262,615
Amortization of purchase discount, net	(4,665,168)
Amortization of preferred stock offering costs	86,337
Amortization of preferred stock discount	292,241
Purchases of investments	(198,732,534)
Proceeds from sales of investments	—
Distributions received from investments	6,074,808
Net realized loss on investments	2,070,447
Net change in unrealized appreciation/depreciation on investments	16,897,033
(Increase) Decrease in operating assets:
Deferred offering costs (Note 5)	(107,639)
Interest receivable	(1,199,853)
Due from affiliate (Note 5)	(11,825)
Prepaid expenses	153,903
Increase (Decrease) in operating liabilities:
Payable for investment securities purchased	5,085,509
Due to Adviser (Note 5)	431,660
Accrued expenses	1,068,215
Due to Administrator (Note 5)	126,214
Due to affiliate (Note 5)	(6,865)
Preferred dividend payable	5,707
Net cash used in operating activities	(148,120,872)
Cash flows provided by financing activities:
Gross proceeds from shares sold (Note 4)	50,990,067
Commissions and fees on shares sold (Note 5)	(3,878,944)
Cash acquired in connection with merger (Note 11)	34,526,147
Distributions paid to common stockholders	(21,987,483)
Repurchase of common shares (Note 4)	(17,086,002)
Proceeds from the issuance of mandatorily redeemable preferred stock (Note 7)	91,914,026
Deferred issuance costs for the issuance of preferred stock	(932,560)
Net cash provided by financing activities	133,545,251
Net increase in cash	(14,575,621)
Cash, beginning of year	41,037,360
Cash, end of year	$26,461,739

Supplemental information
Value of shares issued through reinvestment of dividends	$17,922,234
Net assets (exclusive of cash) acquired as a result of recapitalization and merger	$439,500

See accompanying notes to financial statements.

Schedule of Investments
As of June 30, 2019

Portfolio Investments(1)(8)	Investment	Estimated Yield(2)/Interest Rate	Legal Maturity	Acquisition date(10)	Principal Amount	Amortized Cost	Fair Value(3) Level 3	% of Net Assets
Collateralized Loan Obligation - Equity Class (Cayman Islands)
Adams Mill CLO Ltd.(9)	Subordinated Notes	—%	7/15/2026	8/12/2014	$500,000	$300,491	$189,697	0.1%
Apidos CLO XVIII(5)(9)	Subordinated Notes	—%	7/22/2026	7/29/2014	750,000	156,774	1,906	0.0%
Apidos CLO XVIII-R	Subordinated Notes	18.87%	10/22/2030	10/22/2018	410,000	465,790	405,783	0.1%
Apidos CLO XXI	Subordinated Notes	16.69%	7/18/2027	6/18/2015	5,000,000	4,347,030	3,610,241	0.9%
Apidos CLO XXII(4)	Subordinated Notes	9.82%	10/20/2027	10/14/2015	3,000,000	2,756,372	2,387,393	0.6%
Apidos CLO XXIV(4)	Subordinated Notes	23.76%	10/20/2030	5/21/2019	6,750,000	4,153,848	4,384,349	1.1%
Babson CLO Ltd. 2014-II(5)(9)	Subordinated Notes	—%	10/17/2026	9/18/2014	1,000,000	292,906	3,521	0.0%
Babson CLO Ltd. 2015-I	Subordinated Notes	12.62%	1/20/2031	4/29/2015	3,400,000	2,469,839	1,953,971	0.5%
Barings CLO Ltd. 2018-III(4)	Subordinated Notes	12.64%	7/20/2029	11/18/2014	397,600	243,838	186,751	0.1%
BlueMountain CLO 2012-1 Ltd.(5)(9)	Subordinated Notes	—%	7/20/2023	5/3/2016	5,000,000	119,979	3,155	0.0%
BlueMountain CLO 2012-2 Ltd.	Subordinated Notes	11.42%	11/20/2028	1/14/2015	3,000,000	2,533,407	1,906,018	0.5%
BlueMountain CLO 2013-2 Ltd.	Subordinated Notes	12.12%	10/22/2030	10/6/2015	1,900,000	1,454,050	1,022,028	0.3%
BlueMountain Fuji US CLO II Ltd.	Subordinated Notes	15.91%	10/20/2030	9/28/2017	2,500,000	2,362,003	2,084,909	0.5%
California Street CLO XI Limited Partnership(5)(9)	LP Certificates	—%	1/17/2025	12/23/2014	18,330,000	344,683	93,226	0.0%
California Street CLO XII, Ltd.(9)	Subordinated Notes	—%	10/15/2025	9/17/2015	14,500,000	7,846,019	5,884,473	1.5%
Carlyle Global Market Strategies CLO 2013-1, Ltd.	Subordinated Notes	16.77%	8/14/2030	6/30/2016	17,550,000	13,047,059	11,106,505	2.8%
Carlyle Global Market Strategies CLO 2013-4, Ltd.	Income Notes	18.76%	1/15/2031	12/28/2016	11,839,488	7,155,465	7,245,873	1.8%
Carlyle Global Market Strategies CLO 2014-1, Ltd.	Income Notes	30.21%	4/17/2031	3/3/2016	12,870,000	7,401,633	9,364,740	2.3%
Carlyle Global Market Strategies CLO 2014-3-R, Ltd.	Subordinated Notes	16.73%	7/28/2031	6/15/2018	15,000,000	13,202,629	12,706,842	3.2%
Carlyle Global Market Strategies CLO 2016-1, Ltd.	Subordinated Notes	23.03%	4/20/2027	4/20/2016	6,500,000	5,966,396	5,991,623	1.5%
Carlyle Global Market Strategies CLO 2016-3, Ltd.(4)	Subordinated Notes	20.81%	10/20/2029	9/13/2016	3,245,614	2,917,341	2,814,003	0.7%
Carlyle Global Market Strategies CLO 2017-5, Ltd.(4)	Subordinated Notes	17.05%	1/20/2030	1/30/2018	10,000,000	9,855,884	9,323,305	2.3%
Cedar Funding II CLO, Ltd.	Subordinated Notes	16.88%	6/10/2030	9/29/2017	2,500,000	1,966,208	1,734,411	0.4%
Cedar Funding IV CLO, Ltd.	Subordinated Notes	18.22%	7/23/2030	6/23/2017	21,114,286	18,215,628	17,627,622	4.4%
Cedar Funding V CLO, Ltd.	Subordinated Notes	17.54%	7/17/2031	10/17/2018	2,358,000	2,479,716	2,382,422	0.6%
Cedar Funding VI CLO, Ltd.	Subordinated Notes	20.31%	10/20/2028	8/10/2017	4,892,500	4,670,959	4,606,878	1.2%
Cent CLO 21 Limited(4)	Subordinated Notes	13.72%	7/27/2030	6/18/2014	510,555	396,287	302,252	0.1%
CIFC Funding 2013-I, Ltd.	Subordinated Notes	19.86%	7/16/2030	6/7/2018	3,000,000	1,657,760	1,452,961	0.4%
CIFC Funding 2013-II, Ltd.	Income Notes	10.72%	10/18/2030	2/11/2014	305,000	206,557	157,477	0.0%
CIFC Funding 2013-IV, Ltd.(4)	Subordinated Notes	21.47%	4/28/2031	3/19/2019	8,000,000	4,957,663	5,131,282	1.3%

Portfolio Investments(1)(8)	Investment	Estimated Yield(2)/Interest Rate	Legal Maturity	Acquisition date(10)	Principal Amount	Amortized Cost	Fair Value(3) Level 3	% of Net Assets
Collateralized Loan Obligation - Equity Class (Cayman Islands)
CIFC Funding 2014, Ltd.	Income Notes	16.61%	1/18/2031	3/13/2014	$2,758,900	$1,845,198	$1,610,440	0.4%
CIFC Funding 2014-III, Ltd.	Income Notes	19.45%	10/22/2031	11/17/2016	11,700,000	7,459,157	7,160,675	1.8%
CIFC Funding 2014-IV-R, Ltd.(4)	Income Notes	18.39%	10/17/2030	9/3/2014	4,286,000	2,675,027	2,381,615	0.6%
CIFC Funding 2015-I, Ltd.	Subordinated Notes	21.81%	1/22/2031	11/30/2015	7,500,000	5,730,654	5,562,942	1.4%
CIFC Funding 2015-III, Ltd.	Subordinated Notes	19.54%	4/19/2029	5/31/2018	10,000,000	7,826,087	7,472,997	1.9%
CIFC Funding 2015-IV, Ltd.	Subordinated Notes	14.89%	10/20/2027	5/2/2016	9,100,000	7,605,989	6,569,349	1.6%
CIFC Funding 2016-I, Ltd.(4)	Subordinated Notes	14.71%	10/21/2028	12/21/2016	2,000,000	1,838,695	1,764,076	0.4%
CIFC Funding 2017-I, Ltd.	Subordinated Notes	13.72%	4/21/2029	3/9/2017	8,000,000	7,505,216	6,292,747	1.6%
CIFC Funding 2017-IV, Ltd.	Subordinated Notes	18.70%	10/24/2030	9/19/2017	18,000,000	17,152,395	15,835,511	4.0%
Galaxy XIX CLO, Ltd.(4)	Subordinated Notes	14.34%	7/24/2030	12/8/2016	2,750,000	1,863,756	1,415,705	0.4%
Galaxy XXVIII CLO, Ltd.(4)	Subordinated Notes	10.32%	7/15/2031	6/27/2014	250,000	187,104	125,145	0.0%
GoldenTree Loan Opportunities IX, Ltd.(4)	Subordinated Notes	15.62%	10/29/2029	7/24/2017	3,250,000	2,438,629	2,002,735	0.5%
Halcyon Loan Advisors Funding 2014-2 Ltd.(4)(9)	Subordinated Notes	—%	4/28/2025	4/28/2014	400,000	210,313	38,101	0.0%
Halcyon Loan Advisors Funding 2014-3 Ltd.(9)	Subordinated Notes	—%	10/22/2025	9/29/2014	500,000	298,545	123,407	0.0%
Halcyon Loan Advisors Funding 2015-1 Ltd.	Subordinated Notes	1.43%	4/20/2027	4/16/2015	3,000,000	1,936,049	1,276,275	0.3%
Halcyon Loan Advisors Funding 2015-2 Ltd.	Subordinated Notes	7.72%	7/25/2027	6/24/2015	3,000,000	2,168,811	1,475,439	0.4%
Halcyon Loan Advisors Funding 2015-3 Ltd.(4)	Subordinated Notes	12.33%	10/18/2027	9/3/2015	7,000,000	5,857,506	4,911,455	1.2%
HarbourView CLO VII-R, Ltd.(4)	Subordinated Notes	19.34%	7/18/2031	6/10/2015	275,000	195,061	183,430	0.0%
Jefferson Mill CLO Ltd.(4)	Subordinated Notes	13.29%	10/20/2031	7/28/2015	6,049,689	4,655,151	3,120,938	0.8%
LCM XV Limited Partnership	Income Notes	6.27%	7/20/2030	2/25/2014	250,000	187,483	122,446	0.0%
LCM XVI Limited Partnership	Income Notes	12.19%	10/15/2031	6/19/2014	6,814,685	4,438,000	3,131,400	0.8%
LCM XVII Limited Partnership	Income Notes	15.06%	10/15/2031	10/15/2014	1,000,000	705,366	620,512	0.2%
Madison Park Funding XIII, Ltd.(4)	Subordinated Notes	22.49%	4/19/2030	2/27/2014	13,000,000	9,222,711	9,513,399	2.4%
Madison Park Funding XIV, Ltd.(4)	Subordinated Notes	16.44%	10/22/2030	8/6/2014	14,000,000	10,495,749	10,086,689	2.5%
Madison Park Funding XV, Ltd.	Subordinated Notes	13.69%	1/27/2026	12/29/2014	4,000,000	2,969,228	2,822,581	0.7%
Mountain View CLO 2014-1 Ltd.(9)	Income Notes	—%	10/15/2026	9/25/2014	1,000,000	559,041	273,472	0.1%
Mountain View CLO IX Ltd.(4)	Subordinated Notes	20.11%	7/15/2031	6/25/2015	8,815,500	5,165,163	5,733,327	1.4%
Octagon Investment Partners XIV, Ltd.(4)	Income Notes	18.10%	7/15/2029	12/6/2017	6,150,000	4,013,932	3,467,055	0.9%
Octagon Investment Partners XV, Ltd.(4)	Income Notes	22.82%	7/19/2030	5/28/2019	5,644,737	3,052,116	3,356,650	0.8%
Octagon Investment Partners XVII, Ltd.	Subordinated Notes	22.20%	1/27/2031	7/2/2018	16,153,000	8,435,148	8,381,145	2.1%
Octagon Investment Partners 18-R Ltd.(4)	Subordinated Notes	16.85%	4/16/2031	8/4/2015	4,568,944	2,720,384	2,445,404	0.6%
Octagon Investment Partners 20-R, Ltd.	Subordinated Notes	19.55%	5/12/2031	5/13/2019	3,500,000	2,692,444	2,630,845	0.7%
Octagon Investment Partners XXI, Ltd.(4)	Subordinated Notes	16.50%	2/14/2031	1/13/2016	13,822,188	7,815,276	7,368,761	1.8%

Octagon Investment Partners XXII, Ltd.	Subordinated Notes	19.92%	1/22/2030	11/25/2014	6,625,000	4,891,186	4,471,155	1.1%
Portfolio Investments(1)(8)	Investment	Estimated Yield(2)/Interest Rate	Legal Maturity	Acquisition date(10)	Principal Amount	Amortized Cost	Fair Value(3) Level 3	% of Net Assets
Collateralized Loan Obligation - Equity Class (Cayman Islands)
Octagon Investment Partners XXIII, Ltd.	Subordinated Notes	28.24%	7/15/2027	2/8/2016	$12,000,000	$9,665,121	$10,716,983	2.7%
Octagon Investment Partners 27, Ltd.	Subordinated Notes	19.33%	7/15/2030	11/2/2018	5,000,000	3,719,799	3,541,633	0.9%
Octagon Investment Partners 30, Ltd.(4)	Subordinated Notes	16.21%	3/17/2030	11/20/2017	9,525,000	9,143,771	8,126,285	2.0%
Octagon Investment Partners 33, Ltd.	Subordinated Notes	18.96%	1/20/2031	7/11/2018	2,850,000	2,606,509	2,597,289	0.7%
Octagon Loan Funding, Ltd.	Subordinated Notes	15.51%	11/18/2031	9/17/2014	3,240,000	2,278,682	2,022,029	0.5%
OZLM VI, Ltd.	Subordinated Notes	13.13%	4/17/2031	11/3/2016	15,688,991	10,901,353	8,479,986	2.1%
OZLM VII, Ltd.	Subordinated Notes	10.45%	7/17/2029	11/6/2015	2,654,467	1,632,334	1,348,311	0.3%
OZLM VIII, Ltd.	Subordinated Notes	7.11%	10/17/2029	9/9/2014	950,000	604,632	426,198	0.1%
OZLM IX, Ltd.	Subordinated Notes	13.26%	10/20/2031	2/27/2017	15,000,000	11,430,459	9,591,273	2.4%
OZLM XII, Ltd.(4)	Subordinated Notes	10.66%	4/30/2027	1/20/2017	12,122,952	9,657,527	7,561,375	1.9%
OZLM XXII, Ltd.	Subordinated Notes	18.68%	1/17/2031	5/16/2017	27,343,000	16,021,337	15,130,877	3.8%
Regatta IV Funding Ltd.(5)(9)	Subordinated Notes	—%	7/27/2026	6/26/2014	250,000	4,958	981	0.0%
Romark WM-R Ltd.(4)	Subordinated Notes	12.45%	4/20/2031	5/15/2014	490,713	401,222	283,999	0.1%
Sound Point CLO II, Ltd.(4)	Subordinated Notes	20.73%	1/26/2031	5/20/2019	21,053,778	12,660,964	12,374,113	3.1%
Sound Point CLO 2017-3, Ltd.	Subordinated Notes	20.02%	10/20/2030	7/13/2018	15,000,000	14,286,109	13,789,707	3.4%
Sound Point CLO XVIII, Ltd.(4)	Subordinated Notes	17.74%	1/20/2031	10/31/2018	6,250,000	6,377,934	6,158,460	1.5%
Symphony CLO XIV, Ltd.(4)(9)	Subordinated Notes	—%	7/14/2026	5/29/2014	750,000	478,433	287,006	0.1%
Symphony CLO XVI, Ltd.	Subordinated Notes	12.04%	10/15/2031	7/15/2015	5,000,000	4,305,058	3,418,895	0.9%
THL Credit Wind River 2013-1 CLO, Ltd.(4)	Subordinated Notes	12.38%	7/20/2030	11/3/2017	10,395,000	7,845,526	6,165,027	1.5%
THL Credit Wind River 2013-2 CLO, Ltd.	Income Notes	14.67%	10/18/2030	12/29/2017	3,250,000	2,001,665	1,744,891	0.4%
THL Credit Wind River 2014-1 CLO, Ltd.	Subordinated Notes	18.94%	7/18/2031	7/13/2018	11,800,000	7,315,484	7,151,522	1.8%
THL Credit Wind River 2018-2 CLO, Ltd.	Subordinated Notes	17.93%	7/15/2030	3/13/2019	8,884,000	7,908,488	7,834,490	2.0%
THL Credit Wind River 2018-3 CLO, Ltd.(7)	Subordinated Notes	—%	1/20/2031	7/2/2019	13,000,000	12,301,250	12,301,250	3.1%
Venture XVIII CLO, Ltd.	Subordinated Notes	20.64%	10/15/2029	7/18/2018	4,750,000	3,291,174	3,297,616	0.8%
Venture 28A CLO, Ltd.	Subordinated Notes	17.94%	10/20/2029	7/18/2018	12,000,000	10,598,490	10,106,981	2.5%
Venture XXX CLO, Ltd.	Subordinated Notes	19.23%	1/15/2031	7/18/2018	5,100,000	4,549,431	4,512,405	1.1%
Venture XXXII CLO, Ltd.	Subordinated Notes	20.00%	7/18/2031	10/11/2018	7,929,328	7,529,358	7,354,129	1.8%
Voya IM CLO 2013-1, Ltd.(4)	Income Notes	15.14%	10/15/2030	6/14/2016	4,174,688	2,792,172	2,395,250	0.6%
Voya IM CLO 2013-3, Ltd.	Subordinated Notes	8.35%	10/18/2031	2/23/2015	4,000,000	2,370,174	1,683,433	0.4%
Voya IM CLO 2014-1, Ltd.(4)	Subordinated Notes	13.15%	4/18/2031	3/13/2014	314,774	231,910	173,822	0.0%
Voya CLO 2014-3, Ltd.(9)	Subordinated Notes	—%	7/25/2026	4/15/2015	7,000,000	3,836,184	1,690,270	0.4%
Voya CLO 2014-4, Ltd.	Subordinated Notes	12.54%	7/14/2031	11/25/2014	1,000,000	773,281	594,799	0.2%

Voya CLO 2015-2, Ltd.	Subordinated Notes	24.36%	7/23/2027	7/23/2015	13,712,000	8,986,273	9,469,803	2.4%
Voya CLO 2016-1, Ltd.(4)	Subordinated Notes	19.57%	1/21/2031	2/25/2016	7,750,000	6,919,721	6,873,967	1.7%
Portfolio Investments(1)(8)	Investment	Estimated Yield(2)/Interest Rate	Legal Maturity	Acquisition date(10)	Principal Amount	Amortized Cost	Fair Value(3) Level 3	% of Net Assets
Collateralized Loan Obligation - Equity Class (Cayman Islands)
Voya CLO 2016-3, Ltd.(4)	Subordinated Notes	16.10%	10/18/2031	10/27/2016	$10,225,000	$8,678,343	$7,642,703	1.9%
Voya CLO 2017-3, Ltd.(4)	Subordinated Notes	12.44%	7/20/2030	7/12/2017	5,750,000	6,435,750	5,492,099	1.4%
Voya CLO 2018-1, Ltd.	Subordinated Notes	15.31%	4/19/2031	4/6/2018	10,000,000	9,887,483	9,018,401	2.3%
West CLO 2014-1 Ltd.(9)	Subordinated Notes	—%	7/18/2026	7/24/2014	13,375,000	9,498,515	5,640,726	1.4%
Total Collateralized Loan Obligation - Equity Class						$510,683,658	$466,812,424	116.8%

Collateralized Loan Obligation - Debt Class (Cayman Islands)(6)
Carlyle Global Market Strategies 2014-2-R, Ltd.	Class E Notes	10.52% (LIBOR + 8.00%)	5/15/2031	3/8/2019	$7,500,000	$6,715,886	$7,146,526	1.8%
Carlyle CLO 17, Ltd.	Class E-R Notes	10.93% (LIBOR + 8.35%)	4/30/2031	3/7/2019	3,000,000	2,752,693	2,917,987	0.7%
Cent CLO 21 Limited(4)	Class E-R2 Notes	11.23% (LIBOR + 8.65%)	7/27/2030	7/27/2018	109,122	103,012	108,903	0.0%
CIFC Funding 2014-V, Ltd.(4)	Class F-R2 Notes	11.09% (LIBOR + 8.50%)	10/17/2031	9/27/2018	750,000	728,641	749,821	0.2%
CIFC Funding 2015-IV, Ltd.	Class E-R Notes	11.24% (LIBOR + 8.65%)	10/20/2027	1/22/2019	9,000,000	8,636,143	8,877,752	2.2%
Galaxy XXI CLO, Ltd.	Class F-R Notes	9.84% (LIBOR + 7.25%)	4/20/2031	3/12/2019	2,000,000	1,701,682	1,841,464	0.5%
Galaxy XXVII CLO, Ltd.	Class F Notes	10.58% (LIBOR + 8.06%)	5/16/2031	3/7/2019	1,500,000	1,320,866	1,430,042	0.4%
Galaxy XXVIII CLO, Ltd.(4)	Class F Junior Notes	11.08% (LIBOR + 8.48%)	7/15/2031	7/16/2018	41,713	38,764	41,652	0.0%
HarbourView CLO VII-R, Ltd.	Class F Notes	10.87% (LIBOR + 8.27%)	7/18/2031	10/31/2018	6,000,000	5,780,405	5,942,792	1.5%
Mountain View CLO IX Ltd.	Class E Notes	10.62% (LIBOR + 8.02%)	7/15/2031	10/31/2018	3,625,000	3,482,991	3,623,853	0.9%
OZLM VIII, Ltd.	Class E-RR Notes	10.76% (LIBOR + 8.17%)	10/17/2029	11/15/2018	8,400,000	8,152,352	8,366,358	2.1%
Sound Point CLO IV-R, Ltd.	Class F Notes	10.70% (LIBOR + 8.10%)	4/18/2031	3/20/2019	3,500,000	3,168,268	3,362,591	0.8%
Venture XIX CLO, Ltd.	Class F-RR Notes	11.10% (LIBOR + 8.50%)	1/15/2032	12/11/2018	7,900,000	7,662,016	7,886,104	2.0%
Voya IM CLO 2014-1, Ltd.	Class E-R2 Notes	10.95% (LIBOR + 8.35%)	4/18/2031	4/15/2019	3,000,000	2,730,618	2,719,462	0.7%
Total Collateralized Loan Obligation - Debt Class						$52,974,337	$55,015,307	13.8%

Total Portfolio Investments						$563,657,995	$521,827,731	130.6%
Other liabilities in excess of assets							(122,122,808)	(30.6)%
Net Assets							$399,704,923	100.0%

(1) The Company does not "control" and is not an "affiliate" of any of the portfolio investments, each term as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). In general, under the 1940 Act, the Company would be presumed to "control" a portfolio company if the Company owned 25% or more of its voting securities and would be an "affiliate" of a portfolio company if the Company owned 5% or more of its voting securities.

(2) The CLO subordinated notes/securities/fee notes, income notes and preferred shares are considered equity positions in the CLOs. The CLO equity investments are entitled to recurring distributions which are generally equal to the excess cash flow generated from the underlying investments after payment of the contractual payments to senior debt holders and CLO expenses. The current estimated yield is based on the current projections of this excess cash flow taking into account assumptions which have been made regarding expected prepayments, losses and future reinvestment rates. These assumptions are periodically reviewed and adjusted. Ultimately, the actual yield may be higher or lower than the estimated yield if actual results differ from those used for the assumptions.

(3) Fair value is determined by or under the direction of the Company’s Board of Directors. As of June 30, 2019, all of the Company’s investments were classified as Level 3. ASC 820 classifies such unobservable inputs used to measure fair value as Level 3 within the valuation hierarchy. See Notes 2 and 3 within the accompanying notes to financial statements for further discussion.

(4) Co-investment with other entities managed by an affiliate of the Adviser (see Note 5).
(5) Security was called for redemption and the liquidation of the underlying loan portfolio is ongoing.
(6) The interest rate on these investments is subject to the base rate of 3-Month LIBOR, which was 2.32% at June 30, 2019. The current base rate for each investment may be different from the reference rate on June 30, 2019.

(7) This investment was not settled as of June 30, 2019 and therefore was not accruing income.
(8) Restricted securities for which quotations are not readily available are valued at fair value, as determined by the Board of Directors.
(9) The effective yield has been estimated to be 0% as expected future cash flows are anticipated to not be sufficient to repay the investment at cost. If the expected investment proceeds increase, there is a potential for future investment income from the investment. Distributions, once received, will be recognized as return of capital with any remaining unamortized investment costs written off if the actual distributions are less than the amortized investment cost. If an investment has been impaired upon being called, any future distributions will be recorded as a return of capital. To the extent that the impaired CLO’s cost basis is fully recovered, any future distributions will be recorded as realized gains.

(10)In accordance with endnote 8 of Regulation S-X Rule 12-12 - Form and Content of Schedules - Investments in securities of unaffiliated issuers, we have updated the presentation of our Schedule of Investments to include the acquisition dates of our investments.

See accompanying notes to financial statements.

Note 1. Principal Business and Organization
Priority Income Fund, Inc., (the “Company,” “us,” “our,” or “we”) was incorporated under the general corporation laws of the State of Maryland on July 19, 2012 as an externally managed, nondiversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), and commenced operations on May 9, 2013. In addition, the Company has elected to be treated for tax purposes as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Company’s investment objective is to generate current income, and as a secondary objective, long-term capital appreciation. We seek to achieve our investment objective by investing, under normal circumstances, in senior secured loans made to companies whose debt is rated below investment grade or, in limited circumstances, unrated (“Senior Secured Loans”) with an emphasis on current income. Our investments may take the form of the purchase of Senior Secured Loans (either in the primary or secondary markets) or through investments in the equity and junior debt tranches of collateralized loan obligation (“CLO”) vehicles that in turn own pools of Senior Secured Loans. The Company intends to invest in both the primary and secondary markets.

The Company is managed by Priority Senior Secured Income Management, LLC (the “Adviser”), which is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. The Adviser is 50% owned by Prospect Capital Management, L.P. (“PCM”) and 50% by Stratera Holdings, LLC (“Stratera Holdings”).

The Company is offering up to 100,000,000 shares of its common stock, on a best efforts basis. The Company commenced the offering on May 9, 2013, at an initial offering price of $15.00 per share, for an initial offering period of 36 months from the date of the commencement of the offering. On January 6, 2014, the Company satisfied its minimum offering requirement by raising over $2.5 million from selling shares to persons not affiliated with the Company or the Adviser (the “Minimum Offering Requirement”), and as a result, broke escrow and commenced making investments.

On February 9, 2016 the Company’s Board of Directors approved an 18-month extension to the offering period for the sale of shares through November 9, 2017. Subsequently, on May 30, 2017, our Board of Directors approved a continuation of this offering for an additional two years, extending this offering until the earlier of (i) November 2, 2019, or (ii) the date upon which 150,000,000 shares have been sold in the course of the offering of the Company's shares, unless further extended by our Board of Directors.

On December 21, 2018 the Company’s Board of Directors approved a definitive agreement (the “Merger Agreement”) pursuant to which the Company agreed, subject to the satisfaction of certain closing conditions, to acquire Stira Alcentra Global Credit Fund, a Delaware statutory trust (“Stira Alcentra”), in a common stock transaction (the “Stira Alcentra Acquisition”). In connection with the Merger, the Company also entered into a consulting agreement (the “Consulting Agreement”), with Stira Capital Markets Group, LLC (“SCMG”), the dealer-manager of Stira Alcentra. The transaction was treated as an asset acquisition in accordance with ASC 805, Business Combinations. The transaction was completed on May 10, 2019. See Note 11 for further discussion.

Note 2. Summary of Significant Accounting Policies
The following is a summary of significant accounting policies followed by the Company in the preparation of its financial statements.

Basis of Presentation
The accompanying financial statements have been prepared in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”) pursuant to the requirements of ASC 946, Financial Services - Investment Companies (“ASC 946”), and Articles 6 and 12 of Regulation S-X.

Use of Estimates
The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income, expenses and gains (losses) during the reporting period. Actual results could differ from those estimates and those differences could be material.

Cash
Cash are funds deposited with financial institutions.

Investment Valuation
The Company follows guidance under U.S. GAAP, which classifies the inputs used to measure fair values into the following hierarchy:

Level 1. Unadjusted quoted prices in active markets for identical assets or liabilities that the Company has the ability to access at the measurement date.

Level 2. Quoted prices for similar assets or liabilities in active markets, or quoted prices for identical or similar assets or liabilities on an inactive market, or other observable inputs other than quoted prices.

Level 3. Unobservable inputs for the asset or liability.

In all cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each investment.

Investments for which market quotations are readily available are valued at such market quotations and are classified in Level 1 of the fair value hierarchy.

U.S. government securities for which market quotations are available are valued at a price provided by an independent pricing agent or primary dealer. The pricing agent or primary dealer provides these prices usually after evaluating inputs including yield curves, credit rating, yield spreads, default rates, cash flows, broker quotes and reported trades. U.S. government securities are categorized in Level 2 of the fair value hierarchy.

With respect to investments for which market quotations are not readily available, or when such market quotations are deemed not to represent fair value, the board of directors (the “Board”) has approved a multi-step valuation process for each quarter, as described below, and such investments are classified in Level 3 of the fair value hierarchy:

1.	Each portfolio investment is reviewed by investment professionals of the Adviser with the independent valuation firm engaged by the Board.

2.	The independent valuation firm prepares independent valuations based on its own independent assessments and issue its report.

3.
The Audit Committee of the Board (the “Audit Committee”) reviews and discusses with the independent valuation firm the valuation report, and then makes a recommendation to the Board of the value for each investment.

4.
The Board discusses valuations and determines the fair value of such investments in the Company’s portfolio in good faith based on the input of the Adviser, the respective independent valuation firm and the Audit Committee.

The Company's investments in CLOs are classified as Level 3 fair value measured securities under ASC 820 and are valued using both a discounted single-path cash flow model and a discounted multi-path cash flow model. The CLO structures are analyzed to identify the risk exposures and to determine an appropriate call date (i.e., expected maturity). These risk factors are sensitized in the multi-path cash flow model using Monte Carlo simulations, which is a simulation used to model the probability of different outcomes, to generate probability-weighted (i.e., multi-path) cash flows from the underlying assets and liabilities.  These cash flows, after payments to debt tranches senior to our equity positions, are discounted using appropriate market discount rates, and relevant data in the CLO market as well as certain benchmark credit indices are considered, to determine the value of each CLO investment.  In addition, we generate a single-path cash flow utilizing our best estimate of expected cash receipts, and assess the reasonableness of the implied discount rate that would be effective for the value derived from the multi-path cash flows.  We are not responsible for and have no influence over the asset management of the portfolios underlying the CLO investments we hold, as those portfolios are managed by non-affiliated third party CLO collateral managers. The main risk factors are default risk, prepayment risk, interest rate risk, downgrade risk, and credit spread risk.

The types of factors that are taken into account in fair value determination include, as relevant, market changes in expected returns for similar investments, performance improvement or deterioration, the nature and realizable value of any collateral, the issuer’s ability to make payments and its earnings and cash flows, the markets in which the issuer does business, comparisons to traded securities, and other relevant factors.

Securities Transactions
Securities transactions are recorded on trade date. Realized gains or losses on investments are calculated by using the specific identification method. In accordance with ASC 325-40, Beneficial Interest in Securitized Financial Assets, investments in CLOs are periodically assessed for other-than-temporary impairment (“OTTI”). When the Company determines that a CLO has OTTI, the amortized cost basis of the CLO is written down to its fair value as of the date of the determination based on events and information evaluated and that write-down is recognized as a realized loss.

Revenue Recognition
Interest income from investments in the “equity” positions of CLOs (typically income notes, subordinated notes or preferred shares) is recorded based on an estimation of an effective yield to expected maturity utilizing assumed future cash flows. The Company monitors the expected cash inflows from CLO equity investments, including the expected residual payments, and the estimated effective yield is updated periodically. Interest income from investments in the “debt” positions of CLOs, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis.

Preferred Stock
The Company carries its mandatorily redeemable preferred stock at accreted cost on the Statement of Assets and Liabilities, and not fair value. Refer to “Note 7. Mandatorily Redeemable Preferred Stock” for further details. In accordance with ASC 480-10-25, the Company's mandatorily redeemable preferred stock has been classified as a liability on the Statement of Assets and Liabilities. Dividend payments relating to the mandatorily redeemable preferred stock are included in preferred dividend payable on the Statement of Assets and Liabilities and preferred dividend expense on the Statement of Operations.

As a registered closed-end investment company, the Company is required to comply with the asset coverage requirements of the 1940 Act. Under the 1940 Act, the Company may not issue additional preferred stock if immediately after such issuance the Company will not have an asset coverage of at least 200% (defined as the ratio of the Company’s gross assets (less all liabilities and indebtedness not represented by senior securities) to its outstanding senior securities representing indebtedness, plus the aggregate involuntary liquidation preference of the Company’s outstanding preferred stock). If the value of our assets declines, we may be unable to satisfy this test. If that happens, we may be required to sell a portion of our investments and, depending on the nature of our leverage, repay a portion of our indebtedness or redeem outstanding shares of preferred stock, in each case at a time when doing so may be disadvantageous. Also, any amounts that we use to service our indebtedness or preferred dividends would not be available for distributions to our preferred stockholders. Further, the Company may be restricted from making distributions to holders of the Company’s common stock if the Company does not have asset coverage of at least 200%. As a result of issuing senior securities, we would also be exposed to typical risks associated with leverage, including an increased risk of loss.

Offering Costs
Offering costs are capitalized to deferred offering costs on the Statement of Assets and Liabilities and amortized to expense over the 12 month period following such capitalization on a straight line basis.

Offering expenses consist of costs for the registration, certain marketing and distribution of the Company’s shares. These expenses include, but are not limited to, expenses for legal, accounting, printing and certain marketing, and include salaries and direct expenses of the Adviser’s employees, employees of its affiliates and others for providing these services.

Due to Adviser
Amounts due to our Adviser consist of expense support repayments, base management fees, incentive fees, routine non-compensation overhead, and operating expenses and offering expenses paid on behalf of the Company. All balances due to the Adviser are settled quarterly.

Dividends and Distributions
Dividends and distributions to common stockholders, which are determined in accordance with federal income tax regulations, are recorded on the record date. The amount to be paid out as a dividend or distribution is approved by the Board. Net realized capital gains, if any, are generally distributed or deemed distributed at least annually.

Income Taxes
The Company has elected to be treated as a RIC for U.S. federal income tax purposes and intends to comply with the requirement of the Code applicable to RICs. In order to continue to qualify for RIC tax treatment among other things, the Company is required to distribute at least 90% of its investment company taxable income (the “Annual Distribution Requirement”) and intends to distribute all of the Company’s investment company taxable income and net capital gain to common stockholders; therefore, the Company has made no provision for income taxes. The character of income and gains that the Company will distribute is determined in accordance with income tax regulations that may differ from U.S. GAAP. Book and tax basis differences relating to stockholder dividends and distributions and other permanent book and tax differences are reclassified to paid-in capital.

As of June 30, 2019, the cost basis of investments for tax purposes was $504,729,444 resulting in estimated gross unrealized appreciation and depreciation of $37,212,697 and $20,114,410, respectively.

If the Company does not distribute (or is not deemed to have distributed) at least (1) 98% of its calendar year ordinary income; (2) 98.2% of its capital gains for the one-year period ending October 31 in that calendar year; and (3) any income recognized but not distributed in the preceding years and on which the Company paid no corporate-level tax, the Company will generally be required to pay an excise tax equal to 4% of such excess amounts. To the extent that the Company determines that its estimated current calendar year taxable income will be in excess of estimated current calendar year dividend distributions from such taxable income, the Company accrues excise taxes, if any, on estimated excess taxable income. As of and for the calendar year ended December 31, 2018, we determined that the Company met the distribution requirements and therefore was not required to pay excise tax. Additionally, as of June 30, 2019, we do not expect to have any excise tax due for 2019 calendar year. Thus, we have not accrued any excise tax for this period.

If the Company fails to satisfy the Annual Distribution Requirement or otherwise fails to qualify as a RIC in any taxable year, the
Company would be subject to tax on all of its taxable income at regular corporate rates. The Company would not be able to deduct distributions to common stockholders, nor would the Company be required to make distributions. Distributions would generally be taxable to the Company’s individual and other non-corporate taxable common stockholders as ordinary dividend income eligible for the reduced maximum rate applicable to qualified dividend income to the extent of the Company’s current and accumulated earnings and profits, provided certain holding period and other requirements are met. Subject to certain limitations under the Code, corporate distributions would be eligible for the dividends-received deduction. To qualify again to be taxed as a RIC in a subsequent year, the Company would be required to distribute to its common stockholders the Company’s accumulated earnings and profits attributable to non-RIC years reduced by an interest charge of 50% of such earnings and profits payable by us as an additional tax. In addition, if the Company failed to qualify as a RIC for a period greater than two taxable years, then, in order to qualify as a RIC in a subsequent year, the Company would be required to elect to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if the Company had been liquidated) or, alternatively, be subject to taxation on such built-in gain recognized for a period of five years.

The Company follows ASC 740, Income Taxes (“ASC 740”). ASC 740 provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the financial statements. ASC 740 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Company’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than not threshold are recorded as a tax benefit or expense in the current year. As of June 30, 2019 and for the year then ended, the Company did not have a liability for any unrecognized tax benefits. Management has analyzed the Company’s positions taken and expected to be taken on its income tax returns for all open tax years and for the year ended June 30, 2019, and has concluded that as of June 30, 2019, no provision for uncertain tax position is required in the Company’s financial statements. Our determinations regarding ASC 740 may be subject to review and adjustment at a later date based upon factors including, but not limited to, an on-going analysis of tax laws, regulations and interpretations thereof. All federal and state income tax returns for each tax year in the three-year period ended June 30, 2018 remain subject to examination by the Internal Revenue Service and state departments of revenue.

Recent Accounting Pronouncement
In June 2016, the FASB issued ASU 2016-13, Financial Instruments-Credit Losses (Topic 326): Measurement of Credit Losses on Financial Instruments (“ASU 2016-13”), which amends the financial instruments impairment guidance so that an entity is required to measure expected credit losses for financial assets based on historical experience, current conditions and reasonable and supportable forecasts. As such, an entity will use forward-looking information to estimate credit losses. ASU 2016-13 also amends the guidance in FASB ASC Subtopic No. 325-40, Investments-Other, Beneficial Interests in Securitized Financial Assets, related to the subsequent measurement of accretable yield recognized as interest income over the life of a beneficial interest in securitized financial assets under the effective yield method. ASU 2016-13 is effective for financial statements issued for fiscal years beginning after December 15, 2019, including interim periods within those fiscal years. Early adoption is permitted as of the fiscal years beginning after December 15, 2018, including interim periods within those fiscal years. We are currently evaluating the impact, if any, of adopting this ASU on our financial statements.

In August 2016, the FASB issued ASU 2016-15, Statement of Cash Flows (Topic 230): Classification of Certain Cash Receipts and Cash Payments (“ASU 2016-15”), which addresses certain aspects of cash flow statement classification. One such amendment requires cash payments for debt prepayment or debt extinguishment costs to be classified as cash outflows for financing activities. ASU 2016-15 is effective for financial statements issued for fiscal years beginning after December 15, 2017, and interim periods within those fiscal years. The amended guidance in ASU 2016-15 did not have a significant effect on our financial statements and disclosures.

In May 2014, the FASB issued ASU No. 2014-09, Revenue from Contracts with Customers (Topic 606), which amends accounting guidance for revenue recognition arising from contracts with customers. Under the new guidance, an entity should recognize revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration the entity expects to be entitled to in exchange for those goods or services. In August 2015, the FASB also issued ASU 2015-14, Revenue from Contracts with Customers (Topic 606): Deferral of the Effective Date, which deferred the effective date of the standard for one year. As a result, the guidance is effective for financial statements issued for fiscal years beginning after December 15, 2017, and interim periods within those fiscal years. Based on the scope exception in Topic 606, this guidance had no impact on the Company.

In August 2018, the FASB issued ASU No. 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement. The standard will modify the disclosure requirements for fair value measurements by removing, modifying, or adding certain disclosures. ASU No. 2018-13 is effective for annual reporting periods beginning after December 15, 2019, including interim periods within that reporting period. Early adoption is permitted upon issuance of this ASU. We are currently evaluating the impact of adopting this ASU on our financial statements.

SEC Disclosure Update and Simplification

In August 2018, the SEC adopted the final rule under SEC Release No. 33-10532, Disclosure Update and Simplification, amending certain disclosure requirements that were redundant, duplicative, overlapping, outdated or superseded. The amendments are intended to facilitate the disclosure of information to investors and simplify compliance. We have adopted the amendments and have retrospectively applied the presentation amendments to the prior period statements presented.

Prior to adoption and in accordance with previous SEC rules, we presented distributable earnings (loss) on the Statement of Assets and Liabilities as three components: 1) accumulated undistributed net investment income; 2) accumulated net unrealized gain (loss) on investments; and 3) accumulated net realized gain (loss) on investments. We also presented distributions from earnings on the Statements of Changes in Net Assets as two components: 1) dividends from net investment income; and 2) capital gain. In accordance with the SEC Release, distributable earnings and distributions from distributable earnings are shown in total on the Statement of Assets and Liabilities and Statements of Changes in Net Assets, respectively. Additionally, the requirement for parenthetical disclosure of undistributed net investment income on the Statement of Changes in Net Assets was removed. This amount was $30,756,057 as of June 30, 2018.

Note 3. Portfolio Investments
Purchases of investment securities (excluding short-term securities) for year ended June 30, 2019 were $198,732,534. Five investments have been called for redemption and the liquidation of the underlying portfolios is ongoing. During the year ended June 30, 2019, the Company recorded OTTI on seven investments, resulting in realized losses of $2,390,504. The Company received $320,057 from liquidating payments on investments that were written-off for tax purposes which resulted in a realized gain.

The following table summarizes the inputs used to value the Company’s investments measured at fair value as of June 30, 2019:

	Level 1	Level 2	Level 3	Total
Assets
Collateralized Loan Obligations - Equity Class	$—	$—	$466,812,424	$466,812,424
Collateralized Loan Obligations - Debt Class	—	—	55,015,307	55,015,307
	$—	$—	$521,827,731	$521,827,731

The following is a reconciliation of investments for which Level 3 inputs were used in determining fair value:

	Collateralized Loan Obligation - Equity Class	Collateralized Loan Obligation - Debt Class	Total
Fair value at June 30, 2018	$343,433,732	$38,585	$343,472,317
Net realized loss on investments	(2,070,447)	—	(2,070,447)
Net change in unrealized appreciation/depreciation on investments	(18,938,000)	2,040,967	(16,897,033)
Purchases of investments	145,814,322	52,918,212	198,732,534
Distributions received from investments	(6,074,808)	—	(6,074,808)
Proceeds from sales of investments	—	—	—
Amortization of purchase discount, net	4,647,625	17,543	4,665,168
Transfers into Level 3(1)	—	—	—
Transfers out of Level 3(1)	—	—	—
Fair value at June 30, 2019	$466,812,424	$55,015,307	$521,827,731

Net increase in unrealized loss attributable to Level 3 investments still held at the end of the period	$(19,884,661)	$2,040,967	$(17,843,694)

(1) Transfers are assumed to have occurred at the beginning of the quarter during which the asset was transferred. There were no transfers in or out of Level 3 during the year ended June 30, 2019.

The following table provides quantitative information about significant unobservable inputs used in the fair value measurement of Level 3 investments as of June 30, 2019:

			Unobservable Input
Asset Category	Fair Value	Primary Valuation Technique	Input	Range(1)(2)	Weighted Average(1)(2)
Collateral Loan Obligations - Equity Class	$466,812,424	Discounted Cash Flow	Discount Rate	2.20% - 46.46%	20.09%
Collateral Loan Obligations - Debt Class	55,015,307	Discounted Cash Flow	Discount Rate	10.35% - 11.70%	11.10%
Total Level 3 Investments	$521,827,731

(1) Excludes investments that have been called for redemption.
(2) Represents the implied discount rate based on our internally generated single-path cash flows that are derived from the fair value estimated by the corresponding multi-path cash flow model utilized by the independent valuation firm.
In determining the range of values for our investments in CLOs, the independent valuation firm uses a discounted multi-path cash flow model. The valuations were accomplished through the analysis of the CLO deal structures to identify the risk exposures from the modeling point of view as well as to determine an appropriate call date (i.e., expected maturity). These risk factors are sensitized in the multi-path cash flow model using Monte Carlo simulations to generate probability-weighted (i.e., multi-path) cash flows for the underlying assets and liabilities. These cash flows are discounted using appropriate market discount rates, and relevant data in the CLO market and certain benchmark credit indices are considered, to determine the value of each CLO investment. In addition, we generate a single-path cash flow utilizing our best estimate of expected cash receipts, and assess the reasonableness of the implied discount rate that would be effective for the value derived from the corresponding multi-path cash flow model.

The significant unobservable input used to value the CLOs is the discount rate applied to the estimated future cash flows expected to be received from the underlying investment, which includes both future principal and interest payments. Included in the consideration and selection of the discount rate are the following factors: risk of default, comparable investments, and call provisions. An increase or decrease in the discount rate applied to projected cash flows, where all other inputs remain constant, would result in a decrease or increase, respectively, in the fair value measurement.

The Company is not responsible for and has no influence over the management of the portfolios underlying the CLO investments the Company holds as those portfolios are managed by non-affiliated third party CLO collateral managers. CLO investments may be riskier and less transparent to the Company than direct investments in underlying companies. CLOs typically will have no significant assets other than their underlying senior secured loans. Therefore, payments on CLO investments are and will be payable solely from the cash flows from such senior secured loans.

The Company’s portfolio primarily consists of residual interests investments in CLOs, which involve a number of significant risks. CLOs are typically highly levered (10 - 14 times), and therefore the residual interest tranches that the Company invests in are subject to a higher degree of risk of total loss. In particular, investors in CLO residual interests indirectly bear risks of the underlying loan investments held by such CLOs. The Company generally has the right to receive payments only from the CLOs, and generally do not have direct rights against the underlying borrowers or the entity that sponsored the CLO. While the CLOs the Company targets generally enable the investor to acquire interests in a pool of senior loans without the expenses associated with directly holding the same investments, the Company’s prices of indices and securities underlying CLOs will rise or fall. These prices (and, therefore, the values of the CLOs) will be influenced by the same types of political and economic events that affect issuers of securities and capital markets generally. The failure by a CLO investment in which the Company invests to satisfy financial covenants, including with respect to adequate collateralization and/or interest coverage tests, could lead to reductions in its payments to the Company. In the event that a CLO fails certain tests, holders of debt senior to the Company may be entitled to additional payments that would, in turn, reduce the payments the Company would otherwise be entitled to receive. Separately, the Company may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting CLO or any other investment the Company may make. If any of these occur, it could materially and adversely affect the Company’s operating results and cash flows.

The interests the Company has acquired in CLOs are generally thinly traded or have only a limited trading market. CLOs are typically privately offered and sold, even in the secondary market. As a result, investments in CLOs may be characterized as illiquid securities. In addition to the general risks associated with investing in debt securities, CLO residual interests carry additional risks, including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the fact that the Company’s investments in CLO tranches will likely be subordinate to other senior classes of note tranches thereof; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the CLO investment or unexpected investment results. The Company’s net asset value may also decline over time if the Company’s principal recovery with respect to CLO residual interests is less than the price that the Company paid for those investments. The Company’s CLO investments and/or the underlying senior secured loans may prepay more quickly than expected, which could have an adverse impact on its value.

An increase in LIBOR would materially increase the CLO’s financing costs. Since most of the collateral positions within the CLOs have LIBOR floors, there may not be corresponding increases in investment income (if LIBOR increases but stays below the LIBOR floor rate of such investments) resulting in materially smaller distribution payments to the residual interest investors.

On July 27, 2017, the Financial Conduct Authority (“FCA”) announced that it will no longer persuade or compel banks to submit rates for the calculation of the LIBOR rates after 2021 (the “FCA Announcement”). Furthermore, in the United States, efforts to identify a set of alternative U.S. dollar reference interest rates include proposals by the Alternative Reference Rates Committee of the Federal Reserve Board and the Federal Reserve Bank of New York. On August 24, 2017, the Federal Reserve Board requested public comment on a proposal by the Federal Reserve Bank of New York, in cooperation with the Office of Financial Research, to produce three new reference rates intended to serve as alternatives to LIBOR. These alternative rates are based on overnight repurchase agreement transactions secured by U.S. Treasury Securities. On December 12, 2017, following consideration of public comments, the Federal Reserve Board concluded that the public would benefit if the Federal Reserve Bank of New York published the three proposed reference rates as alternatives to LIBOR (the “Federal Reserve Board Notice”). Recently, the CLOs we have invested in have included, or have been amended to include, language permitting the CLO investment manager to implement a market replacement rate (like those proposed by the Alternative Reference Rates Committee of the Federal Reserve Board and the Federal Reserve Bank of New York) upon the occurrence of certain material disruption events. However, we cannot ensure that all CLOs in which we are invested will have such provisions, nor can we ensure the CLO investment managers will undertake the suggested amendments when able.

At this time, it is not possible to predict the effect of the FCA Announcement, the Federal Reserve Board Notice, or other regulatory changes or announcements, any establishment of alternative reference rates or any other reforms to LIBOR that may be enacted in the United Kingdom, the United States or elsewhere. As such, the potential effect of any such event on our net investment income cannot yet be determined. The CLOs in which the Company is invested generally contemplate a scenario where LIBOR is no longer available by requiring the CLO administrator to calculate a replacement rate primarily through dealer polling on the applicable measurement date. However, there is uncertainty regarding the effectiveness of the dealer polling processes, including the willingness of banks to provide such quotations, which could adversely impact our net investment income. In addition, the effect of a phase out of LIBOR on U.S. senior secured loans, the underlying assets of the CLOs in which we invest, is currently unclear. To the extent that any replacement rate utilized for senior secured loans differs from that utilized for a CLO that holds those loans, the CLO would experience an interest rate mismatch between its assets and liabilities which could have an adverse impact on the Company’s net investment income and portfolio returns.

If the Company owns more than 10% of the shares in a foreign corporation that is treated as a CFC (including residual interest tranche investments in a CLO investment treated as a CFC), for which the Company is treated as receiving a deemed distribution (taxable as ordinary income) each year from such foreign corporation in an amount equal to its pro rata share of the corporation’s income for the tax year (including both ordinary earnings and capital gains), the Company is required to include such deemed distributions from a CFC in its income and the Company is required to distribute such income to maintain its RIC tax treatment regardless of whether or not the CFC makes an actual distribution during such year.

The Company owns shares in PFICs (including residual interest tranche investments in CLOs that are PFICs), therefore the Company may be subject to federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend to its common stockholders. Certain elections may be available to mitigate or eliminate such tax on excess distributions, but such elections (if available) will generally require the Company to recognize its share of the PFICs income for each year regardless of whether the Company receives any distributions from such PFICs. The Company must nonetheless distribute such income to maintain its tax treatment as a RIC.

If the Company is required to include amounts in income prior to receiving distributions representing such income, the Company may have to sell some of its investments at times and/or at prices management would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If the Company is not able to obtain cash from other sources, it may fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax.

The Company’s portfolio is concentrated in CLO vehicles, which is subject to a risk of loss if that sector experiences a market downturn. The Company is subject to credit risk in the normal course of pursuing its investment objectives. The Company’s maximum risk of loss from credit risk for its portfolio investments is the inability of the CLO collateral managers to return up to the cost value due to defaults occurring in the underlying loans of the CLOs.

Investments in CLO residual interests generally offer less liquidity than other investment grade or high-yield corporate debt, and may be subject to certain transfer restrictions. The Company’s ability to sell certain investments quickly in response to changes in economic and other conditions and to receive a fair price when selling such investments may be limited, which could prevent the Company from making sales to mitigate losses on such investments. In addition, CLOs are subject to the possibility of liquidation upon an event of default of certain minimum required coverage ratios, which could result in full loss of value to the CLO residual interests and junior debt investors.

The fair value of the Company’s investments may be significantly affected by changes in interest rates. The Company’s investments in senior secured loans through CLOs are sensitive to interest rate levels and volatility. In the event of a significant rising interest rate environment and/or economic downturn, loan defaults may increase and result in credit losses which may adversely affect the Company’s cash flow, fair value of its investments and operating results. In the event of a declining interest rate environment, a faster than anticipated rate of prepayments is likely to result in a lower than anticipated yield.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Company’s investments may fluctuate from period to period. Additionally, the fair value of the Company’s investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values that we may ultimately realize. Further, such investments are generally subject to legal and other restrictions on resale or otherwise are less liquid than publicly traded securities. If the Company was required to liquidate a portfolio investment in a forced or liquidation sale, the Company could realize significantly less than the value at which the Company has recorded it.

In addition, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the unrealized gains or losses reflected in the currently assigned valuations.

Note 4. Capital
The Company offers its shares of common stock with varying up-front sales loads and has elected to designate each level of sales load as a “class” solely as a means of identifying those differing sales loads and the different channels through which shares are sold. Shares available to the general public are charged selling commissions and dealer manager fees and are referred to as “Class R Shares”. Shares available to accounts managed by registered investment advisers are charged dealer manager fees but no selling commissions and are referred to as “Class RIA Shares”. Shares available for purchase through (1) fee-based programs, also known as wrap accounts, of investment dealers, (2) participating broker-dealers that have alternative fee arrangements with their clients, (3) certain registered investment advisors or (4) bank trust departments or any other organization or person authorized to act in a fiduciary capacity for its clients or customers are charged no selling commissions or dealer manager fees and are referred to as “Class I Shares.” Although the Company uses “Class” designations to indicate its differing sales load structures, the Company does not operate as a multi-class fund.

The Company’s authorized stock consists of 200,000,000 shares of stock, par value $0.01 per share, 40,000,000 of which are classified as Term Preferred Stock, par value $0.01 per share, or “Term Preferred Stock”, and 160,000,000 of which are classified as common stock. All shares of common stock have identical voting and distributions rights, and bear their own pro rata portion of the Company’s expenses and have the same net asset value.

Transactions in shares of common stock were as follows during the year ended June 30, 2019 and the year ended June 30, 2018:

	Total
	Shares	Amount
Year Ended June 30, 2019:
Shares sold	3,377,378	$51,119,673
Shares acquired from merger	2,552,237	34,965,647
Shares issued from reinvestment of distributions	1,346,899	17,922,234
Repurchase of common shares	(1,284,109)	(17,086,002)
Net increase from capital transactions	5,992,405	$86,921,552

Year Ended June 30, 2018:
Shares sold	4,822,552	$76,497,782
Shares issued from reinvestment of distributions	1,133,607	15,807,913
Repurchase of common shares	(1,010,627)	(14,171,501)
Net increase from capital transactions	4,945,532	$78,134,194

At June 30, 2019, the Company has 30,691,022 shares of common stock issued and outstanding.

At June 30, 2018, the Company has 24,698,617 shares of common stock issued and outstanding.

Share Repurchase Program
The Company conducts quarterly tender offers pursuant to its share repurchase program. The Company’s Board considers the following factors, among others, in making its determination regarding whether to cause us to offer to repurchase shares and under what terms:

•	the effect of such repurchases on our qualification as a RIC (including the consequences of any necessary asset sales);

•	the liquidity of the Company’s assets (including fees and costs associated with disposing of assets);

•	the Company’s investment plans and working capital requirements;

•	the relative economies of scale with respect to the Company’s size;

•	the Company’s history in repurchasing shares or portions thereof; and

•	the condition of the securities markets.
The Company limits the number of shares to be repurchased in any calendar year to 20% of the weighted average number of shares outstanding in the prior calendar year, or 5% in each quarter, though the actual number of shares that the Company offers to repurchase may be less in light of the limitations noted below. At the discretion of the Company’s Board, the Company may use cash on hand, and cash from the sale of investments as of the end of the applicable period to repurchase shares. In addition to the limit above, the Company further limits the shares it offers to repurchase to the number of shares it can repurchase with the cash that it retains as a result of issuing shares through the Company’s distribution reinvestment plan to those shareholders who have elected to receive their distributions in the form of additional shares rather than in cash. The Company will offer to repurchase such shares at a price equal to the net asset value per share of our common stock specified in the tender offer. The Company’s Board may suspend or terminate the share repurchase program at any time. The first such tender offer commenced in May 2015.

The following table sets forth the number of common shares that were repurchased by the Company in each tender offer:

Quarter	Repurchase Date	Shares Repurchased	Percentage of Shares Tendered That Were Repurchased	Repurchase Price Per Share	Aggregate Consideration for Repurchased Shares
For year ended June 30, 2019
June 30, 2018	July 27, 2018	306,581	62.16%	$13.50	$4,138,842
September 30, 2018	November 1, 2018	322,429	53.07%	13.24	4,268,965
December 31, 2018	January 25, 2019	323,492	73.11%	13.07	4,228,024
March 31, 2019	April 29, 2019	331,607	69.19%	13.42	4,450,171
Total for the year ended June 30, 2019		1,284,109			$17,086,002

For year ended June 30, 2018
June 30, 2017	July 31, 2017	213,636	79.39%	$14.46	$3,089,170
September 30, 2017	October 27, 2017	235,220	100.00%	14.10	3,316,611
December 31, 2017	January 26, 2018	272,534	91.22%	13.87	3,780,039
March 31, 2018	April 30, 2018	289,237	36.51%	13.78	3,985,681
Total for the year ended June 30, 2018		1,010,627			$14,171,501

On June 13, 2019, the Company made an offer to purchase up to $4,447,888 in aggregate amount of the Company’s issued and outstanding common shares. The offer began on July 15, 2019 and expired at 4:00 pm., Eastern Time, on July 22, 2019, and a total of 854,866 shares were validly tendered and not withdrawn pursuant to the offer as of such date. In accordance with the terms of the Offer, the Company purchased 341,354 Shares of which 4,058 Shares were first purchased from beneficial holders of less than 100 Shares and the remainder were purchased on a pro rata basis from the requests for repurchase received by the Company that were validly tendered and not withdrawn at a price equal to $13.03 per Share for an aggregate purchase price of approximately $4,447,888. The purchase price per Share was equal to the net asset value per Share as of July 19, 2019.

Note 5. Transactions with Affiliates
Investment Advisory Agreement
On May 9, 2013, the Company entered into an investment advisory agreement (the “Investment Advisory Agreement”) with the Adviser. The Adviser manages the day-to-day investment operations of, and provides investment advisory services to, the Company. For providing these services, the Adviser is paid a base management fee and an incentive fee. The base management fee, payable quarterly in arrears, is calculated at an annual rate of 2.0% based on the average of the total assets as of the end of the two most recently completed calendar quarters. The Company also pays routine non-compensation overhead expenses of the Adviser in an amount up to 0.0625% per quarter (0.25% annualized) of the Company’s average total assets. The incentive fee is calculated and payable quarterly in arrears based on the Company’s pre-incentive fee net investment income for the immediately preceding quarter. For this purpose, pre-incentive fee net investment income means interest income, dividend income and any other income (including any other fees, such as commitment, origination, structuring, diligence and consulting fees or other fees received) accrued during the calendar quarter, minus operating expenses for the quarter (including the base management fee, expenses reimbursed under the Investment Advisory Agreement, the administration agreement and the investor services agreement, any interest expense and dividends paid on any issued and outstanding preferred shares, but excluding the organization and offering expenses and incentive fee). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with payment-in-kind interest and zero coupon securities), accrued income that we have not yet received in cash. Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. Pre-incentive fee net investment income, expressed as a rate of return on the value of the Company’s net assets at the end of the immediately preceding calendar quarter, is compared to the preferred return rate of

1.5% per quarter (6.0% annualized). The Company pays the Adviser an incentive fee with respect to its pre-incentive fee net investment income in each calendar quarter as follows: (1) no incentive fee in any calendar quarter in which the pre-incentive fee net investment income does not exceed the preferred return rate; (2) 100% of the pre-incentive fee net investment income, if any, that exceeds the preferred return rate but is less than 1.875% in any calendar quarter (7.5% annualized); and (3) 20.0% of the pre-incentive fee net investment income, if any, that exceeds 1.875% in any calendar quarter. These calculations are appropriately pro-rated for any period of less than three months.

For the year ended June 30, 2019, expenses incurred by the Company and the payable remaining at June 30, 2019 in connection with the Investment Advisory Agreement were as follows:

Description	Expense	Payable
Base management fee(1)	$8,710,514	$2,564,849
Incentive fee(1)	10,819,605	2,955,310
Routine non-compensation overhead expenses(2)	104,012	24,952

(1) The payable amount is presented as part of Due to Adviser on the Statement of Assets and Liabilities.

(2) The payable amount is presented as part of Due to Adviser on the Statement of Assets and Liabilities and as part of Adviser shared service expense in the Statement of Operations.

Expense Support and Conditional Reimbursement Agreement
We entered into an expense support and conditional reimbursement agreement (the “Expense Support Agreement”) with our Adviser, whereby our Adviser agreed to reimburse us for operating expenses in an amount equal to the difference between distributions to our common stockholders for which a record date had occurred in each quarter less the sum of our net investment income, the net realized capital gains/losses and dividends and other distributions paid to us from our portfolio investments during such period (“Expense Support Reimbursement”). To the extent that there were no dividends or other distributions to our common stockholders for which a record date occurred in any given quarter, then the Expense Support Reimbursement for such quarter was equal to such amount necessary in order for Available Operating Funds (as defined below) for the quarter to equal zero. Any payments required to be made by our Adviser under the Expense Support Agreement for any quarter was paid by our Adviser to us in any combination of cash or other immediately available funds, and/or was offset against amounts otherwise due from us to our Adviser, no later than the earlier of (i) the date on which we closed our books for such quarter and (ii) sixty days after the end of such quarter, or at such later date as determined by us (the “Reimbursement Date”). We have a conditional obligation to reimburse our Adviser for any amounts funded by our Adviser under the Expense Support Agreement. Following any calendar quarter in which Available Operating Funds in such calendar quarter exceed the cumulative distributions to common stockholders for which a record date has occurred in such calendar quarter (“Excess Operating Funds”) on a date mutually agreed upon by our Adviser and us (each such date, a “Repayment Date”), we shall pay such Excess Operating Funds (“Expense Support Repayment”), or a portion thereof, to the extent that we have cash available for such payment, to our Adviser until such time as all Expense Support Reimbursements made by our Adviser to us have been reimbursed; provided that (i) the operating expense ratio as of such Repayment Date is equal to or less than the operating expense ratio as of the Reimbursement Date attributable to such specified Expense Support Reimbursement; (ii) the annualized distribution rate, which includes all regular cash distributions paid and excludes special distributions or the effect of any stock dividends paid, as of such Repayment Date is equal to or greater than the annualized distribution rate as of the Reimbursement Date attributable to such specified Expense Support Reimbursement; and (iii) such specified Reimbursement Date is not earlier than three years prior to the Repayment Date.

On March 29, 2016, we amended and restated the Expense Support Agreement to revise the definition of Available Operating Funds. Available Operating Funds is now defined as the sum of (i) our net investment income (minus any reimbursement payments payable to our Adviser), (ii) our net realized capital gains/losses and (iii) dividends and other distributions paid to us on account of our portfolio investments. However, for Expense Support Reimbursements made under the prior version of the Expense Support Agreement, we calculated Available Operating Funds for the purpose of determining whether we were obligated to make repayments to our Adviser as the sum of (i) our net investment income, (ii) the net realized capital gains/losses, (iii) the changes in unrealized losses, and (iv) dividends and other distributions paid to us from our portfolio investments. The calculation of changes in unrealized losses shall only reflect further reduction in value of individual investments from the largest previously recorded unrealized loss for such individual investment. Realized losses only included the amount in excess of the largest previously recorded unrealized loss for the same investment.

On May 24, 2018, the Board voted in favor of terminating the Third Amended and Restated Expense Support and Conditional Reimbursement Agreement, dated as of March 30, 2016 (the "ESA"), between the Company and the Adviser, effective as of July

1, 2018. The Company will continue to be obligated to repay any Expense Support Reimbursements made by the Adviser to the Company that have not yet been repaid.

The purpose of the Expense Support Agreement was to minimize such distributions from us being characterized as returns of capital for U.S. GAAP purposes and to reduce operating expenses until we raised sufficient capital to be able to absorb such expenses. However, such distributions may still have been characterized as a return of capital for U.S. federal income tax purposes.

The following table provides information regarding liabilities incurred by the Adviser pursuant to the Expense Support Agreement:

Period Ended	Expense Support Reimbursements Made by Adviser	Expense Support Repayments to Adviser	Expense Support Reimbursements Outstanding	Operating Expense Ratio(1)	Annualized Distribution Rate(2)	Eligible to be Repaid Through
September 30, 2016	—	—	—	0.43%	6.88%	September 30, 2019
December 31, 2016	—	—	—	0.38%	7.01%	December 31, 2019
March 31, 2017	—	—	—	0.39%	7.00%	March 31, 2020
June 30, 2017	—	—	—	0.29%	7.00%	June 30, 2020
September 30, 2017	—	—	—	0.35%	7.12%	September 30, 2020
December 31, 2017	—	—	—	0.33%	7.12%	December 31, 2020
March 31, 2018	1,206,778	(675,148)	531,630	0.34%	7.43%	March 31, 2021
June 30, 2018	—	—	—	0.29%	7.43%	June 30, 2021
September 30, 2018	—	—	—	0.31%	8.00%	September 30, 2021
December 31, 2018	—	—	—	0.42%	7.79%	December 31, 2021
March 31, 2019	—	—	—	0.44%	8.00%	March 31, 2022
June 30, 2019	—	—	—	0.47%	8.00%	June 30, 2022
Total	$1,206,778	$(675,148)	$531,630

(1)Operating expense ratio is as of the date the Expense Support Reimbursement obligation was incurred by the Adviser and includes all expenses borne by the Company, except for organizational and offering expenses, base management fees, incentive fees and any interest expense attributable to indebtedness incurred by the Company.

(2)Annualized distribution rate equals the annualized rate of distributions to common stockholders based on the amount of the regular distributions paid immediately prior to the date the Expense Support Reimbursement obligation was incurred by the Adviser. Annualized distribution rate does not include bonus dividends paid to common stockholders.

There were no Expense Support Repayment obligations payable to the Adviser as of the quarter ended June 30, 2019.

Administration Agreement
On May 9, 2013, the Company entered into an administration agreement (the “Administration Agreement”) with Prospect Administration LLC (the “Administrator”), an affiliate of the Adviser. The Administrator performs, oversees and arranges for the performance of administrative services necessary for the operation of the Company. These services include, but are not limited to, accounting, finance and legal services. For providing these services, facilities and personnel, the Company reimburses the Administrator for the Company’s actual and allocable portion of expenses and overhead incurred by the Administrator in performing its obligations under the Administration Agreement, including rent and the Company’s allocable portion of the costs of its Chief Financial Officer and Chief Compliance Officer and her staff. During the year ended June 30, 2019, $533,868 in administrator costs were incurred by the Company, $209,343 of which is included on the Statement of Assets and Liabilities as a payable under Due to Administrator.

Commissions and fees on shares of common stock sold
Provasi Securities, LP (the “Dealer Manager”), an indirect wholly-owned subsidiary of Stratera Holdings, acts as dealer manager for the offering and manages a group of participating broker-dealers, including other unaffiliated broker-dealers who enter into participating broker-dealer agreements with the Dealer Manager. The Company has agreed to pay the Dealer Manager selling commissions in the amount of 6.0% of the selling price of each share of common stock designated as “Class R” for which a sale is completed from the shares offered in the offering.

As compensation for acting as the Dealer Manager, the Company has agreed to pay the Dealer Manager a dealer manager fee in the amount of 2.0% of the selling price of each share of common stock designated as “Class R” or “Class RIA” for which a sale is completed. The Dealer Manager is expected to re-allow the full amount of selling commissions to participating broker-dealers and may re-allow up to 1.15% of the dealer manager fee to participating broker-dealers for reimbursement of marketing expenses.

During the year ended June 30, 2019, the total sales load incurred through the offering of our common stock was $3,893,401, which includes $2,890,098 of selling commissions and $1,003,303 of dealer manager fees. These fees are charged against additional paid-in capital in the Statements of Changes in Net Assets.

Investor Services Agreement
The Company has an investor services agreement (the “Investor Services Agreement”) under which the Company reimburses Destra Investor Services, LLC (“Destra”) for providing investor relations support and related back-office services with respect to the Company’s investors. For the year ended June 30, 2019, the total investor services expense was $372,222 which is presented as part of Adviser shared services expense in the Statement of Operations.

Offering Costs
The Adviser, on behalf of the Company, paid or incurred offering costs totaling $107,639 for the year ended June 30, 2019. As of June 30, 2019, $148,044 remains as a deferred asset on the Statement of Assets and Liabilities, while $262,615 has been amortized to expense in the Statement of Operations during the year ended June 30, 2019 .

Offering expenses consist of costs for the registration, certain marketing activities and distribution of the Company’s shares. These expenses include, but are not limited to, expenses for legal, accounting, printing and certain marketing activities, and include salaries and direct expenses of the Adviser’s employees, employees of its affiliates and others for providing these services.

At June 30, 2019, the total due to the Adviser for organization and offering costs and operating expenses paid on behalf of the Company was $74,750, which is included within Due to Adviser on the Statement of Assets and Liabilities, and is broken out as follows:

Fiscal Year or Period Ended	Organization and Offering Costs (O&O)	Operating Expenses (OpEx) paid on behalf of the Company	Total Due to Adviser for O&O and OpEx paid on behalf of the Company
June 30, 2013	$1,893,108	$—	$1,893,108
June 30, 2014	984,744	558,394	1,543,138
June 30, 2015	591,821	1,418,046	2,009,867
June 30, 2016	442,107	1,148,321	1,590,428
June 30, 2017	456,146	730,938	1,187,084
June 30, 2018	419,077	24,239	443,316
June 30, 2019	107,639	25,333	132,972
Total reimbursements made	(4,819,892)	(3,905,271)	(8,725,163)
	$74,750	$—	$74,750

Upon achieving the Minimum Offering Requirement, the Adviser was entitled to receive up to 5.0% of the gross proceeds from the offering as reimbursement for organization and offering costs that it has funded, until all of the organization and offering costs incurred and/or paid by the Adviser have been recovered. On January 8, 2014, the Adviser agreed to reduce such reimbursement and accept a maximum of 2% of the gross proceeds of the offering of the Company’s securities until all of the organization and offering costs incurred and/or paid by the Adviser have been recovered.

Co-Investments
On February 10, 2014, the Company received an exemptive order from the SEC (the “Order”) that gave it the ability to negotiate terms other than price and quantity of co-investment transactions with other funds managed by the Adviser or certain affiliates, including Prospect Capital Corporation (“PSEC”) and TP Flexible Income Fund, Inc. (“FLEX”), subject to the conditions included therein. Under the terms of the relief permitting the Company to co-invest with other funds managed by the Adviser or its affiliates, a “required majority” (as defined in Section 57(o) of the 1940 Act) of the Company’s independent directors must make certain conclusions in connection with a co-investment transaction, including that (1) the terms of the proposed transaction, including the consideration to be paid, are reasonable and fair to the Company and its stockholders and do not involve overreaching of the Company or its stockholders on the part of any person concerned and (2) the transaction is consistent with the interests of the Company’s stockholders and is consistent with the Company’s investment objective and strategies. In certain situations where co-investment with one or more funds managed by the Adviser or its affiliates is not covered by the Order, such as when there is an opportunity to invest in different securities of the same issuer, the personnel of the Adviser or its affiliates will need to decide which fund will proceed with the investment. Such personnel will make these determinations based on policies and procedures, which are designed to reasonably ensure that investment opportunities are allocated fairly and equitably among affiliated funds over time and in a manner that is consistent with applicable laws, rules and regulations. Moreover, except in certain circumstances, when relying on the Order, the Company will be unable to invest in any issuer in which one or more funds managed by the Adviser or its affiliates has previously invested.

As of June 30, 2019, the Company had co-investments with PSEC in the following: Apidos CLO XXII, Barings CLO Ltd. 2018-III, Carlyle Global Market Strategies CLO 2016-3, Ltd., Cent CLO 21 Limited, Cent CLO 21 Limited Class E, CIFC Funding 2013-IV, Ltd., CIFC Funding 2014-IV-R, Ltd., CIFC Funding 2014-V, Ltd. Class F, CIFC Funding 2016-I, Ltd., Galaxy XXVIII CLO, Ltd., Galaxy XXVIII CLO, Ltd. Class F, Halcyon Loan Advisors Funding 2014-2 Ltd., Halcyon Loan Advisors Funding 2015-3 Ltd., HarbourView CLO VII-R, Ltd., Jefferson Mill CLO Ltd., Mountain View CLO IX Ltd., Octagon Investment Partners XV, Ltd., Octagon Investment Partners 18-R Ltd., Romark WM-R Ltd., Symphony CLO XIV Ltd., Voya IM CLO 2014-1 Ltd., Voya CLO 2016-3, Ltd. and Voya CLO 2017-3, Ltd.; however, HarbourView CLO VII-R, Ltd., Octagon Investment Partners XV, Ltd. and Octagon Investment Partners 18-R Ltd. are not considered co-investments pursuant to the Order as they were purchased on the secondary market.
As of June 30, 2019, the Company had co-investments with FLEX in the following: Apidos CLO XXIV, Carlyle Global Market Strategies CLO 2017-5, Ltd., Galaxy XIX CLO, Ltd., GoldenTree Loan Opportunities IX, Ltd., Madison Park Funding XIII, Ltd., Madison Park Funding XIV, Ltd., Octagon Investment Partners XIV, Ltd., Octagon Investment Partners XV, Ltd., Octagon Investment Partners XXI, Ltd., Octagon Investment Partners 30, Ltd., OZLM XII, Ltd., Sound Point CLO II, Ltd., Sound Point CLO XVIII, Ltd., THL Credit Wind River 2013-1 CLO, Ltd.,Voya IM CLO 2013-1, Ltd. and Voya CLO 2016-1, Ltd.; however only Voya CLO 2016-1, Ltd. is a co-investment pursuant to the Order because all the others were purchased on the secondary market.

Allocation of Expenses
For CLO investments held by each of the Company, PSEC and FLEX, the cost of valuation services with regard to such investments is initially borne by the Company, which then allocates to PSEC and FLEX their proportional share of such expense based on the number of positions held by each entity. During the year ended June 30, 2019, the Company incurred $266,635 in expenses related to valuation services that are attributable to PSEC and FLEX, of which $131,918 is still owed to the Company. Additionally, PSEC incurred $32,203 of expense on behalf of the Company related to financial reporting software, general and administrative expenses and insurance, of which $22,155 is due and payable as of June 30, 2019.

Officers and Directors
Certain officers and directors of the Company are also officers and directors of the Adviser and its affiliates. For the year ended June 30, 2019, $150,000 was paid to the independent directors of the Company, which is included within the Statement of Operations. The officers do not receive any direct compensation from the Company.

Note 6. Dividends and Distributions
Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which differ from U.S. GAAP.

The following tables reflect the distributions per common share that the Company declared and paid or are payable to its common stockholders during the year ended June 30, 2019. Common stockholders of record as of each respective record date were or will be entitled to receive the distribution.

Record Date	Payment Date	Total Amount per Share(a)	Amount Distributed
July 6, 13, 20 and 27, 2018	July 30, 2018	$0.08780	$2,188,860
August 3, 10, 17, 24 and 31, 2018	September 4, 2018	0.10975	2,740,516
September 7, 14, 21 and 28, 2018(b)	October 1, 2018	0.16691	4,234,090
October 5, 12, 19 and 26, 2018	October 29, 2018	0.09212	2,397,381
November 2, 9, 16, 23 and 30, 2018	December 3, 2018	0.11515	3,000,591
December 7, 14, 21 and 28, 2018(b)	December 31, 2018	0.16691	4,403,877
January 4, 11, 18 and 25, 2019	January 28, 2019	0.09212	2,451,793
February 1, 8, 15, and 22, 2019	February 25, 2019	0.09212	2,457,025
March 1, 8, 15, 22 and 29, 2019(b)	April 1, 2019	0.18777	5,100,224
April 5, 12, 19 and 26, 2019	April 29, 2019	0.09320	2,573,295
May 3, 10, 17, 24 and 31, 2019	June 3, 2019	0.11650	3,466,240
June 7, 14, 21 and 28, 2019(b)	July 1, 2019	0.16447	5,039,571
Total declared and distributed for the year ended June 30, 2019			$40,053,463

(a)Total amount per share represents the total distribution rate for the record dates indicated.
(b)Includes bonus distributions.

Dividends and distributions to common stockholders are recorded on the record date. The table above includes distributions with record dates during the year ended June 30, 2019 and does not include distributions previously declared to common stockholders of record on any future dates, as those amounts are not yet determinable. The following distributions were previously declared and have record dates subsequent to June 30, 2019 for the common shares:

Record Date	Payment Date	Total Amount per Share(a)
July 5, 12, 19 and 26, 2019	July 29, 2019	$0.09320
August 2, 9, 16, 23 and 30, 2019	September 3, 2019	$0.11650

(a)Total amount per share represents the total distribution rate for the record dates indicated.

The Company may fund its distributions to common stockholders from any sources of funds available, including offering proceeds, borrowings, net investment income from operations, capital gains proceeds from the sale of assets, and non-capital gains proceeds from the sale of assets. Any capital returned to common stockholders through distributions will be distributed after payment of fees and expenses.

Following commencement of the Company’s continuous public offering, substantial portions of the Company’s dividends to common stockholders have been funded through Expense Support Reimbursements that are subject to repayment by the Company. The purpose of this arrangement was to ensure that no portion of the Company’s dividends to common stockholders was paid from offering proceeds. Any such dividends funded through Expense Support Reimbursements were not based on the Company’s investment performance. The repayment of these Expense Support Reimbursements owed to the Adviser will reduce the future distributions to which common stockholders would otherwise be entitled. As of June 30, 2019, there were no Expense Support Repayment obligations payable to the Adviser. There can be no assurance that the Company will achieve the performance necessary to sustain its distributions or that the Company will be able to pay distributions at a specific rate or at all.

The Company has adopted an “opt in” distribution reinvestment plan pursuant to which common stockholders may elect to have the full amount of distributions reinvested in additional shares. Common stockholders will receive distributions in cash unless specifically “opting in” to the distribution reinvestment plan to have cash distributions reinvested in additional shares of the Company. Reinvested distributions will purchase shares at a price equal to 95% of the price that shares are sold in the offering at the closing immediately following the distribution payment date. There will be no selling commissions, dealer manager fees or other sales charges for shares issued under the distribution reinvestment plan.

The Company issued 1,346,899 and 1,133,607 shares of its common stock in connection with the distribution reinvestment plan for the year ended June 30, 2019 and year ended June 30, 2018, respectively.

Note 7. Mandatorily Redeemable Preferred Stock
The Company has authorized 40,000,000 shares of mandatorily redeemable preferred stock, at a par value of $0.01 per share, and had 5,155,450 shares issued and outstanding at June 30, 2019.

During the year ended June 30, 2019, the Company completed underwritten public offerings of its 6.375% Series A Term Preferred Stock Due 2025 (the “Series A Term Preferred Stock”), 6.25% Series B Term Preferred Stock Due 2023 (the “Series B Term Preferred Stock”) and 6.625% Series C Term Preferred Stock Due 2024 (the “Series C Term Preferred Stock”). Additionally, on April 26, 2019, the Company entered into a Selling Agent Agreement (the “Preferred Selling Agreement”), with Incapital LLC and Ladenburg Thalmann & Co. Inc. relating to offering on a continuous basis up to $200,000,000 of its Series A Term Preferred Stock, Series B Term Preferred Stock, Series C Term Preferred Stock and 7.00% Series D Term Preferred Stock due 2029 (the “Series D Term Preferred Stock”), collectively the “Term Preferred Stock”. The Company is required to redeem all of the outstanding Term Preferred Stock on their respective term redemption dates, at a redemption price equal to $25 per share plus an amount equal to accumulated but unpaid dividends, if any, to the date of the redemption. The Company cannot effect any amendment, alteration, or repeal of the Company’s obligation to redeem all of the Term Preferred Stock without the prior unanimous vote or consent of the holders of such Term Preferred Stock. At any time on or after the applicable optional redemption date, at the Company’s sole option, the Company may redeem the Term Preferred Stock at a redemption price per share equal to the sum of the $25 liquidation preference per share plus an amount equal to accumulated but unpaid dividends, if any, on such Term Preferred Stock. The Company, with the authorization by the Board, may repurchase any of the Term Preferred Stock from time to time in the open market after the applicable optional redemption date and effectively extinguish the preferred stock.

The following table summarizes the Company’s Term Preferred Stock activity for the year ended June 30, 2019:

	Series A Term Preferred Stock Due 2025	Series B Term Preferred Stock Due 2023	Series C Term Preferred Stock Due 2024	Series D Term Preferred Stock Due 2029	Total Term Preferred Stock
Shares outstanding at June 30, 2018	1,360,000	—	—	—	1,360,000
Shares issued	140,183	1,000,000	1,610,000	1,045,267	3,795,450
Shares redeemed	—	—	—	—	—
Shares outstanding at June 30, 2019	1,500,183	1,000,000	1,610,000	1,045,267	5,155,450

The following table summarizes the Company’s Term Preferred Stock balances as of June 30, 2019:

	Series A Term Preferred Stock Due 2025	Series B Term Preferred Stock Due 2023	Series C Term Preferred Stock Due 2024	Series D Term Preferred Stock Due 2029	Total Term Preferred Stock
Principal value	$37,504,575	$25,000,000	$40,250,000	$26,131,675	$128,886,250
Unamortized deferred offering cost	(320,204)	(269,440)	(237,917)	(284,580)	(1,112,141)
Unamortized discount	(1,056,742)	(693,214)	(1,187,209)	(804,991)	(3,742,156)
Carrying value	$36,127,629	$24,037,346	$38,824,874	$25,042,104	$124,031,953

Fair value(1)	$37,339,555	$25,030,000	$40,459,300	$26,497,518	$129,326,373
Fair value per share(1)	$24.89	$25.03	$25.13	$25.35
(1)Represents the June 30, 2019 closing market price per share of each respective series of Term Preferred Stock on the New York Stock Exchange (“NYSE”).

The following sets forth the terms of the Company’s Term Preferred Stock offerings:

	Series A Term Preferred Stock Due 2025	Series B Term Preferred Stock Due 2023	Series C Term Preferred Stock Due 2024	Series D Term Preferred Stock Due 2029
Initial offering price	$25.00	$25.00	$25.00	$25.00
Term redemption date	June 30, 2025	December 31, 2023	June 30, 2024	June 30, 2029
Term redemption price per share	$25.00	$25.00	$25.00	$25.00
Optional redemption date	June 30, 2021	October 23, 2020	February 22, 2021	March 31, 2022
Fixed dividend rate	6.375%	6.25%	6.625%	7.00%

Dividends payable on the Company’s Term Preferred Stock was $11,728 at June 30, 2019. Deferred issuance costs represent underwriting fees and other direct costs incurred that are related to the Company’s Term Preferred Stock. As of June 30, 2019, the Company had a deferred debt issuance cost balance of $1,112,141 related to the issuance of the Term Preferred Stock. Aggregate net discount on the Term Preferred Stock at the time of issuance totaled $4,034,724. As of June 30, 2019 the Company had an unamortized discount balance of $3,742,156. These amounts are amortized and are included in Preferred dividend expense in the Statement of Operations over the term of the respective shares.

The following table summarizes the components of preferred dividend expense, effective dividend rates and cash paid on the Term Preferred Stock for the year ended June 30, 2019:

	Series A Term Preferred Stock Due 2025	Series B Term Preferred Stock Due 2023	Series C Term Preferred Stock Due 2024	Series D Term Preferred Stock Due 2029	Total Term Preferred Stock
Fixed dividend expense(1)	$2,224,699	$1,076,389	$955,518	$197,249	$4,453,855
Amortization of deferred offering cost	37,769	32,835	13,306	2,427	86,337
Amortization of discount	122,847	88,036	70,604	10,754	292,241
Total preferred dividend expense	$2,385,315	$1,197,260	$1,039,428	$210,430	$4,832,433
Effective dividend rate(2)	7.132%	7.259%	7.479%	7.598%	7.349%
Cash paid for dividend	$2,261,013	$1,072,060	$948,113	$210,019	$4,491,205
(1)Fixed dividend expense is composed of distributions declared and paid of $4,453,855 for the year ended June 30, 2019.
(2)Represents the effective rate for each respective series of Term Preferred Stock as of June 30, 2019.

Note 8. Income Taxes
The information presented in this footnote is based on our most recent tax year ended June 30, 2019.

For income tax purposes, distributions made to shareholders are reported as ordinary income, capital gains, non-taxable return of capital, or a combination thereof. The expected tax character of distributions declared and paid to common shareholders during the years ended June 30, 2019 and 2018 were as follows:

	Year ended June 30, 2019	Year ended June 30, 2018
Ordinary income	$28,489,206	$18,937,383
Return of capital	11,293,866	14,430,036
Capital gain	270,391	573,782
Total dividends declared and paid to common shareholders	$40,053,463	$33,941,201

As of August 29, 2018 when our prior N-CSR was filed for the year ended June 30, 2018, we estimated our distributions of ordinary income to be $22,088,184, capital gain to be $540,750 and return of capital to be $11,312,267. Subsequent to our filing date, we obtained more information from our underlying investments as to the character of the distributions received which resulted in changes to our N-CSR filing. As a result of the change, total distributable earnings changed from $605,717 to $3,717,466.

The expected tax character of distributions declared and paid to preferred shareholders during the years ended June 30, 2019 and 2018 were as follows:

	Year ended June 30, 2019	Year ended June 30, 2018
Ordinary income	$4,491,205	$—
Total dividends declared and paid to preferred shareholders	$4,491,205	$—

While the tax character of distributions paid to common and preferred shareholders for the year ended June 30, 2019 are expected to be characterized as ordinary income, capital gain and return of capital, the final determination of the tax character of distributions for this year will not be made until we file our tax return for the tax year ended June 30, 2019.

As of June 30, 2019, the estimated components of distributable earnings on a tax basis were as follows:

Overdistributed Ordinary Income	$(18,775,456)
Temporary Differences	$1,958,794
Net Unrealized Gain on Investments	$17,098,287

As a result of the changes in the character of the distributions for the year ended June 30, 2018, the components of accumulated earnings on a tax basis were adjusted from our prior N-CSR filing. Per the prior N-CSR filing, overdistributed ordinary income, temporary differences and net unrealized gain on investments were $(15,919,517), $13,458,865 and $3,066,373, respectively. The revised estimated components of earnings for as of June 30, 2018 for overdistributed ordinary income, temporary differences and net unrealized gain on investments were $(13,496,421), $13,442,181 and $3,771,710, respectively.

In general, we may make certain adjustments to the classification of net assets as a result of permanent book-to-tax differences, which may include differences in the book and tax basis of certain assets and liabilities, amortization of offering costs and nondeductible federal excise taxes, among other items. For the year ended June 30, 2019, we increased total distributable earnings by $1,275,429 and decreased paid-in capital in excess of par by $1,275,429.

Note 9. Concentration and Credit Risks
Cash held at financial institutions, at times, may exceed the amount insured by the Federal Deposit Insurance Corporation. The Company’s portfolio may be concentrated in a limited number of investments in CLO vehicles, which is subject to a risk of loss if that sector experiences a market downturn. The Company is subject to credit risk in the normal course of pursuing its investment objectives. The Company’s maximum risk of loss from credit risk for its portfolio investments is the inability of the CLO collateral managers to return up to the cost value due to loan defaults occurring in the underlying collateral within the CLOs.

Note 10. Commitments and Contingencies
The Company has a conditional obligation to repay the Adviser for any amounts funded by the Adviser under the Expense Support Agreement if (and only to the extent that), following any fiscal quarter occurring within three years of the date on which the Adviser incurred the liability for such amount, Available Operating Funds exceeds the distributions paid by the Company to common stockholders to the extent that the Company has cash available for such repayment. The Company will only make Expense Support Repayments if its operating expense ratio is equal to or less than its operating expense ratio at the time the corresponding Expense Support Reimbursement was incurred and if the annualized rate of the Company’s regular cash distributions to common stockholders is equal to or greater than the annualized rate of its regular cash distributions to common stockholders at the time the corresponding Expense Support Reimbursement was incurred. No reimbursement will be paid to the Adviser more than three years after such corresponding Expense Support Reimbursement was incurred. The Company is unable to estimate the amount that would be repaid to the Adviser at the time the above event occurs. However, the maximum exposure to the Company is the total of the Expense Support Reimbursements from the Adviser. As of June 30, 2019, the amount of expense support that is conditionally repayable by the Company to its Adviser is $531,630.

The Company is not currently subject to any material legal proceedings and, to the Company’s knowledge, no material legal proceedings are threatened against the Company. From time to time, the Company may be a party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of the Company’s rights under contracts with its portfolio companies. While the outcome of any legal proceedings cannot be predicted with certainty, the Company does not expect that any such proceedings will have a material adverse effect upon its financial condition or results of operations.

Note 11. Merger Transaction

During the year ended June 30, 2019, the company took part in the Stira Alcentra Acquisition. In reaching its decision to approve the Merger Agreement, the Board consulted with the Company’s management, as well as its financial and legal advisors, and considered a number of factors, including:

•	greater scale and economies of scale;

•	a broader and compatible stockholder base;

•	the review and analysis of each of the Company’s and Stira Alcentra’s business, financial condition, earnings, risks and prospects, and that expected of the combined entity;

•	the historical NAV per share of the common stock of the Company and Stira Alcentra;

•
the values and prospects of the portfolio company investments held by the Company and Stira Alcentra and Stira Alcentra’s valuation policy in relation to the values of Stira Alcentra’s portfolio company investments assigned by Stira Alcentra’s board of directors;

•	the comparison of historical financial measures for the Company and Stira Alcentra, including earnings, return on capital and cash flow, and comparison of historical operational measures; and

•	the current industry, economic and market conditions and how such conditions are expected to impact the Company’s and Stira Alcentra’s ability to conduct their operations

An important element in the Board’s evaluation of the Merger was the ability to receive the transition-related services following the Merger from SCMG pursuant to the Consulting Agreement, which the Board believes could substantially enhance the likelihood of successful integration of Stira Alcentra into the Company following the Merger and may also provide other benefits to the Company. The Board carefully evaluated the benefits of the services under the Consulting Agreement versus the incremental cost of obtaining those services, including without limitation considering whether the Company could instead obtain those services under its existing Investor Services Agreement with Destra. However, due to SCMG’s particular knowledge of the Stira Alcentra shareholder base resulting from it having served as dealer-manager to Stira Alcentra since its inception, the Board determined that SCMG is uniquely situated to provide those services to the Company.The Board concluded that, overall, the positive aspects of the proposed Merger to the Company and its stockholders substantially outweigh the risks related to the proposed Merger, and, therefore, unanimously approved the Merger Agreement, the Merger and the transactions contemplated thereby, including the Consulting Agreement.

Pursuant to the Consulting Agreement, SCMG will utilize its knowledge of Stira Alcentra to provide consulting services to the Company relating to the post-Merger integration of Stira Alcentra into the Company, including: (1) with respect to Stira Alcentra’s operations, financial performance and financial statements, (2) responding to questions from former Stira Alcentra shareholders, (3) interacting with the independent broker-dealer systems through which Stira Alcentra’s shares were sold prior to the Merger, (4) integration of Stira Alcentra’s shareholder accounts into the Company’s shareholder account system, and (5) certain other services specified in the Consulting Agreement. The Consulting Agreement has an initial term of eighteen (18) months after closing of the Merger and may be extended upon agreement of the parties. In exchange for providing the services under the Consulting Agreement, SCMG will receive consulting fees of $85,000 per month from the Company during the term of the Consulting Agreement. For the year ended June 30, 2019, the total consulting fees were $145,323 which is presented as part of General and administrative expense in the Statement of Operations.

In accordance with the terms of the Merger Agreement, Stira Alcentra was merged with and into the Company, with the Company being the surviving entity of the Merger. The separate corporate existence of Stira Alcentra ceased upon completion of the Merger and 2,552,237 shares of the Company’s common stock were issued in connection with the Stira Alcentra Acquisition on May 10, 2019. The exchange ratio at which common shares of Stira Alcentra were converted to common shares of the Company was based on the applicable class of Stira Alcentra shares and the Company’s most recent estimated net asset value per share of $13.70. Fractional shares were rounded up to the next greater number of whole the Company’s shares. Net proceeds from the merger were $34,965,647, of which $439,500 is included on the Statement of Assets and Liabilities as a receivable under Receivable for shares issued in connection with merger.

Note 12. Financial Highlights
The following is a schedule of financial highlights for each of the five years ended June 30. Although the Company has designated its differing up-front sale loads as different “share classes”, the Company does not operate as a multi-class fund and each share of the Company has the same net asset value, as well as identical voting and distributions rights, and bears its own pro rata portion of the Company’s expenses.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2019	June 30, 2018	June 30, 2017	June 30, 2016	June 30, 2015
Per share data:
Net asset value, beginning of year	$13.47	$14.43	$14.24	$13.39	$9.60
Net investment income(a)(g)	1.61	1.60	1.76	2.03	1.64
Net realized gain (loss) and net change in unrealized appreciation/depreciation on investments(a)	(0.71)	(1.19)	(0.22)	0.27	0.58
Net increase in net assets resulting from operations	0.90	0.41	1.54	2.30	2.22
Distributions to common stockholders(f)
Dividends from net investment income(a)	(1.05)	(0.83)	(1.30)	(1.50)	(1.50)
Capital gain(a)	(0.01)	(0.03)	—	—	—
Return of capital(a)	(0.42)	(0.64)	(0.21)	—	—
Total distributions(b)	(1.48)	(1.50)	(1.51)	(1.50)	(1.50)
Offering costs(a)	—	—	—	(0.02)	(0.27)
Other(c)	0.13	0.13	0.16	0.07	3.34
Net asset value, end of year	$13.02	$13.47	$14.43	$14.24	$13.39

Total return, based on NAV(d)	8.06%	3.94%	12.82%	19.13%	56.24%
Supplemental Data:
Net assets, end of year	$399,704,924	$332,681,912	$285,033,346	$182,280,330	$69,237,648
Ratio to average net assets:
Total expenses excluding expense support (reimbursements)/repayments(g)	8.46%	6.41%	6.91%	7.11%	9.76%
Expenses after expense support (reimbursements)/repayments, net(e)(g)	8.46%	6.25%	7.52%	3.49%	—%
Net investment income(g)	11.90%	11.46%	12.22%	14.94%	13.04%

Portfolio turnover	0%	1%	1%	1%	1%

(a) Calculated based on weighted average shares outstanding during the year.
(b) The per share data for distributions is the actual amount of distributions paid or payable per share of common stock outstanding during the year. Distributions per share are rounded to the nearest $0.01.

(c) The amount shown represents the balancing figure derived from the other figures in the schedule, and is primarily attributable to the accretive effects from the sales of the Company’s shares and the effects of share repurchases during the year or period.

(d) Total return is based upon the change in net asset value per share between the opening and ending net asset values per share during the year and assumes that dividends are reinvested in accordance with the Company’s dividend reinvestment plan. The computation does not reflect the sales load for any shares. Total return based on market value is not presented since the Company’s shares are not publicly traded.

(e) For the years ended June 30, 2018, 2017, 2016, and 2015 there were Expense Support Repayments (Reimbursements), net of ($675,148), $1,441,093, ($4,630,655) and ($1,593,549), respectively. There were no Expense Support Repayments (Reimbursements) for the year ended June 30, 2019.

(f) The amounts reflected for the year ended June 30, 2018 were updated based on tax information received subsequent to the N-CSR filing. Certain reclassifications have been made in the presentation of prior year amounts to conform to the presentation for the year ended June 30, 2019. See Note 2 within the accompanying notes to financial statements for further discussion.

(g) Net investment income per share data and ratios reflect income earned and expenses incurred on assets attributable to preferred shares (as described in Note 7. Mandatorily Redeemable Preferred Shares). The expense ratios also reflect expenses incurred on assets attributable to preferred shares. Preferred shares are only outstanding for periods after June 27, 2018 and the ratio of preferred dividend expense to average net assets applicable to the common shares for the years ended June 30, 2019 and 2018 are 1.34% and 0.00%, respectively.

Manditorily Redeemable Preferred Shares as of June 30, 2019(a)
Term Preferred Stock	Aggregate Amount Outstanding	Asset Coverage per Preferred Share	Involuntary Liquidating Price per Preferred share	Average market value per unit(b)
Series A Term Preferred Stock Due 2025	$37,504,575	$349	$25.00	$24.79
Series B Term Preferred Stock Due 2023	$25,000,000	$524	$25.00	$24.72
Series C Term Preferred Stock Due 2024	$40,250,000	$325	$25.00	$25.02
Series D Term Preferred Stock Due 2029	$26,131,675	$501	$25.00	$25.24
Total Term Preferred Stock	$128,886,250	$102

(a)For financial reporting purposes, preferred shares are considered to be debt. The Asset Coverage amounts per $25 of Preferred shares (the dollar amount per share) reflects the amount of the Company’s total assets (less all liabilities not represented by borrowings and preferred shares) per $25 Preferred Share of the combined amount of borrowings and outstanding preferred shares and the Asset Coverage amounts per financial reporting purposes.

(b)Represents the average daily closing market price per share of each respective series of Term Preferred Stock for the respective periods listed on NYSE from June 30, 2018 to June 30, 2019.

Note 13. Subsequent Events
During the period from July 1, 2019 through August 28, 2019, we raised $6.3 million of capital, net of offering proceeds, through the issuance of 450,646 shares.

During the period from July 1, 2019 through August 28, 2019, we made 3 CLO equity investment totaling $12.2 million which were all new investments.

During the period from July 1, 2019 through August 28, 2019, we issued 51,740 shares of Series D Term Preferred Shares pursuant to the Preferred Selling Agreement for proceeds of $1.3 million.

On August 27, 2019, our Board of Directors declared a series of distributions for the months of September through November
2019 reflected in the following table. Common stockholders of record as of each respective record date will be entitled to receive the distribution.

Record Date	Payment Date	Total Amount per Share(a)
September 6, 13, 20 and 27, 2019(b)	September 30, 2019	$0.16447
October 4, 11, 18 and 25, 2019	October 28, 2019	0.09320
November 1, 8, 15, 22 and 29, 2019	December 2, 2019	0.11650

(a)Total amount per share represents the total distribution rate for the record dates indicated.
(b)Includes bonus distributions.

PART C

Other Information

Item 25.  Financial Statements and Exhibits

(1)    Financial Statements

Financial statements are presented in the statement of additional information.
(2)    Exhibits

(a)(1)	Form of Second Articles of Amendment and Restatement of the Registrant(2)

(a)(2)	Form of Articles of Amendment of the Registrant(3)
(a)(3)
Articles Supplementary and Appendix A to the Article Supplementary establishing and fixing the rights of the 6.375% Series A Term Preferred Stock (included in the prospectus filed pursuant to Rule 497 on June 27, 2018)

(a)(4)	Appendix B to the Articles Supplementary establishing and fixing the rights of the 6.25% Series B Term Preferred Stock (included in the prospectus filed pursuant to Rule 497 on October 18, 2018)
(a)(5)	Appendix C to the Articles Supplementary establishing and fixing the rights of the 6.625% Series C Term Preferred Stock (included in the prospectus filed pursuant to Rule 497 on February 21, 2019)
(a)(6)	Appendix D to the Articles Supplementary establishing and fixing the rights of the 7.000% Series D Term Preferred Stock (included in the prospectus filed pursuant to Rule 497 on April 26, 2019)
(a)(7)
Appendix E to the Articles Supplementary establishing and fixing the rights of the 6.375% Series E Term
Preferred Stock (included in the prospectus filed pursuant to Rule 497 on October 4, 2019 as Appendix E to Schedule A)

(a)(8)
Appendix F to the Articles Supplementary establishing and fixing the rights of the 6.625% Series F Term
Preferred Stock (included in the prospectus filed pursuant to Rule 497 on February 21, 2020 as Appendix F to Schedule A)

(a)(9)	Appendix G to the Articles Supplementary establishing and fixing the rights of the [___]% Series G Term Preferred Stock†
(a)(10)	Articles Supplementary increasing the number of authorized shares of Term Preferred Stock (included in the prospectus filed pursuant to Rule 497 on April 26, 2019)
(a)(11)	Articles Supplementary increasing the number of authorized shares of Series A, Series B and Series C Term Preferred Stock (included in the prospectus filed pursuant to Rule 497 on April 26, 2019)
(b)	Second Amended and Restated Bylaws of the Registrant(8)
(d)(1)	Form of Subscription Agreement (included in the Prospectus filed on October 31, 2017 (file no. 333-213498) as Appendix A and incorporated herein by reference)
(d)(2)	Specimen Series A Term Preferred Stock Certificate(9)
(d)(3)	Specimen Series B Term Preferred Stock Certificate(10)
(d)(4)	Specimen Series C Term Preferred Stock Certificate(11)
(d)(5)	Specimen Series D Term Preferred Stock Certificate(12)
(d)(6)	Specimen Series E Term Preferred Stock Certificate(14)
(d)(7)	Specimen Series F Term Preferred Stock Certificate(16)
(d)(8)	Specimen Series G Term Preferred Stock Certificate†
(e)	Form of Distribution Reinvestment Plan(1)
(g)	Form of Investment Advisory Agreement by and between the Registrant and Priority Senior Secured Income Management, LLC(14)
(h)(1)	Form of Dealer Manager Agreement between the Registrant and Preferred Capital Securities, LLC(15)
(h)(2)	Form of Selected Dealer Agreement (included as Exhibit A to the Form of Dealer Manager Agreement between the Registrant and Preferred Capital Securities, LLC)(15)
(h)(3)	Form of Underwriting Agreement†
(j)	Custodian Agreement(1)
(k)(1)	Form of Administration Agreement by and between the Registrant and Prospect Administration LLC(1)
(k)(2)	Form of Trademark License Agreement by and between the Registrant and Priority Senior Secured Income Management, LLC(4)
(k)(3)	Third Amended and Restated Expense Support and Conditional Reimbursement Agreement by and between the Registrant and Priority Senior Secured Income Management, LLC(7)
(k)(6)	Form of Deferral of Certain Expense Reimbursement Payments letter, dated January 8, 2014, between the Registrant and Priority Senior Secured Income Management, LLC(6)
(k)(8)	Agreement and Plan of Merger, dated December 31, 2018, between the Registrant and Stira Alcentra Global Credit Fund (13)
(l)	Opinion of Venable LLP, as special Maryland counsel for the Registrant†
(n)(1)	Consent of Venable LLP, as special Maryland counsel for the Registrant (incorporated by reference to Exhibit (l) hereto)

(n)(2)	Consent of Independent Registered Public Accounting Firm*
(n)(3)	Power of Attorney*
(r)	Code of Ethics(5)

(1)	Incorporated by reference to Registrant’s Form N-2 Pre-Effective Amendment No. 2 (File Nos. 333-182941 and 811-22725) filed on November 13, 2012.
(2)	Incorporated by reference to Registrant’s Form N-2 Pre-Effective Amendment No. 3 (File Nos. 333-182941 and 811-22725) filed on February 15, 2013.
(3)	Incorporated by reference to Registrant’s Form N-2 Post-Effective Amendment No. 5 (File Nos. 333-182941 and 811-22725) filed on October 27, 2014.
(4)	Incorporated by reference to Registrant’s Form N-2 Post-Effective Amendment No. 6 (File Nos. 333-182941 and 811-22725) filed on December 18, 2014.
(5)	Incorporated by reference to Registrant’s Form N-2 Post-Effective Amendment No. 7 (File Nos. 333-182941 and 811-22725) filed on September 2, 2015.
(6)	Incorporated by reference to Registrant’s Form N-2 Post-Effective Amendment No. 9 (File Nos. 333-182941 and 811-22725) filed on October 21, 2015.
(7)	Incorporated by reference to Registrant’s Form N-2 Post-Effective Amendment No. 11 (File Nos. 333-182941 and 811-22725) filed on March 31, 2016.
(8)	Incorporated by reference to Registrant’s Form N-2 Post-Effective Amendment No. 4 (File Nos. 333-213498 and 811-22825) Filed on April 26, 2018.
(9)	Incorporated by reference to Registrant’s Form N-2 Pre-Effective Amendment No. 2 (File Nos. 333-221434 and 811-22725) filed on June 22, 2018.
(10)	Incorporated by reference to Registrant’s Form N-2 Pre-Effective Amendment No. 2 (File Nos. 333-226876 and 811-22725) filed on October 16, 2018.
(11)	Incorporated by reference to Registrant’s Form N-2 Pre-Effective Amendment No. 1 (File Nos. 333-228334 and 811-22725) filed on February 13, 2019.
(12)	Incorporated by reference to Registrant’s Form N-2 Pre-Effective Amendment No. 1 (File Nos. 333-229007 and 811-22725) filed on April 17, 2019.
(13)	Incorporated by reference to Registrant’s Form N-14 Registration Statement (File No. 333-229041) filed on December 27, 2018.
(14)	Incorporated by reference to Registrant’s Form N-2 (File Nos. 333-230355 and 811-22725) filed on September 27, 2019.
(15)	Incorporated by reference to Registrant’s Form N-2 registration statement (File Nos. 333-235356 and 811-22725) filed on December 5, 2019.
(16)	Incorporated by reference to Registrant’s Form N-2 (File Nos. 333-234289 and 811-22725) filed on February 14, 2020.
*	Filed herewith.
†	To be filed by amendment.

Item 26.  Marketing Arrangements

The information contained under the heading “Plan of Distribution” in this Registration Statement is incorporated herein by reference.

Item 27.  Other Expenses of Issuance and Distribution

SEC registration fee	$130
FINRA filing fee	-
NYSE Listing Fee	*
Accounting fees and expenses	*
Legal fees and expenses	*
Printing and engraving	*
Seminars	-
Rating Agency Fees	-
Miscellaneous fees and expenses	-
Total	$130
* To be completed by pre-effective amendment.

The amounts set forth above, except for the SEC and FINRA fees, are in each case estimated. All of the expenses set forth above shall be borne by the Registrant.

Item 28.  Persons Controlled by or Under Common Control

See “Management” in the Prospectus and “Certain Relationships and Related Party Transactions” in the Statement of Additional Information contained herein.

Item 29.  Number of Holders of Securities

The following table sets forth the number of record holders of the Registrant’s capital shares at March 19, 2020.

Title of Class	Number of Record Holders
Shares of common stock	10,313

Item 30.  Indemnification

Directors and Officers

Reference is made to Section 2-418 of the Maryland General Corporation Law and the Registrant’s charter and bylaws.

Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. The Registrant’s charter contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the Investment Company Act of 1940, as amended (the “1940 Act”).

The Registrant’s charter authorizes the Registrant, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while serving as the Registrant’s director or officer and at the Registrant’s request, serves or has served another corporation, real estate investment trust, partnership, joint venture, limited liability company, trust, employee benefit plan or other enterprise as a director, officer, partner, manager, managing member or trustee, from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. The Registrant’s bylaws obligate the Registrant, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while serving as the Registrant’s director or officer and at the Registrant’s request, serves or has served another corporation, real estate investment trust, partnership, joint venture, limited liability company, trust, employee benefit plan or other enterprise as a director, officer, partner, manager, managing member or trustee and who is made, or threatened to be made, a party to the proceeding by reason of his or her service in that capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding. The charter and bylaws also permit the Registrant to indemnify and advance expenses to any person who served a predecessor of the Registrant in any of the capacities described above and any of the Registrant’s employees or agents or any employees or agents of the Registrant’s predecessor. In accordance with the 1940 Act, the Registrant will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Maryland law requires a corporation (unless its charter provides otherwise, which the Registrant’s charter does not) to indemnify a director or officer who has been successful in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received unless, in either case, a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer in advance of final disposition of a proceeding upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

Adviser and Administrator

The Investment Advisory Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, Priority Senior Secured Income Management, LLC (the “Adviser”) and its officers, managers, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from the Registrant for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of the Adviser’s services under the Investment Advisory Agreement or otherwise as an investment adviser of the Registrant.

The Administration Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, Prospect Administration LLC and its officers, managers, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from the Registrant for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of Prospect Administration LLC’s services under the Administration Agreement or otherwise as administrator for the Registrant.

The law also provides for comparable indemnification for corporate officers and agents. Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the “Securities Act”) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

The Registrant has entered into indemnification agreements with its directors. The indemnification agreements are intended to provide the Registrant’s directors the maximum indemnification permitted under Maryland law and the 1940 Act. Each indemnification agreement provides that the Registrant shall indemnify the director who is a party to the agreement (an

“Indemnitee”), including the advancement of legal expenses, if, by reason of his or her corporate status, the Indemnitee is, or is threatened to be, made a party to or a witness in any threatened, pending, or completed proceeding, other than a proceeding by or in the right of the Registrant.

Item 31.  Business and Other Connections of Investment Advisers

A description of any other business, profession, vocation, or employment of a substantial nature in which the Adviser, and each director or executive officer of the Adviser, is or has been during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, partner or trustee, is set forth in Part A of this Registration Statement in the sections entitled “Management—Board of Directors,” and “Executive Officers” and “Investment Advisory Agreement.” Additional information regarding the Adviser and its officers and directors is set forth in its Form ADV, as filed with the Securities and Exchange Commission (SEC File No. 801-77270), and is incorporated herein by reference.

Item 32.  Location of Accounts and Records

All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, and the rules thereunder are maintained at the offices of:

(1)    the Registrant, Priority Income Fund, Inc., 10 East 40th Street, 42nd Floor, New York, New York 10016;

(2)    the Transfer Agent, DST Systems, Inc., 430 W. 7th Street, Kansas City, MO 64105;

(3)    the Custodian, U.S. Bank National Association, 1719 Range Way, Florence, South Carolina 29501;

(4)	the Adviser, Priority Senior Secured Income Management, LLC, 10 East 40th Street, 42nd Floor, New York, New York 10016; and

(5)    the Administrator, Prospect Administration LLC, 10 East 40th Street, 42nd Floor, New York, New York 10016.

Item 33.  Management Services

Not Applicable.

Item 34.  Undertakings

We hereby undertake:

(1)
to suspend the offering of shares until the prospectus is amended if (i) subsequent to the effective date of this registration statement, our net asset value declines more than ten percent from our net asset value as of the effective date of this registration statement, or (ii) our net asset value increases to an amount greater than our net proceeds as stated in the prospectus;

(2)	Not applicable.

(3)	Not applicable.

(4)	Not applicable.

(5)
a.    For purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of a registration statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant under Rule 497(h) under the Securities Act of 1933 shall be deemed to be part of the Registration Statement as of the time it was declared effective; and
b.    For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

(6)	Not applicable.

(7)	to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any statement of additional information.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Registration Statement on Form N-2 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on March 20, 2020.

Priority Income Fund, Inc.

By	/s/ M. GRIER ELIASEK
	Name:	M. Grier Eliasek
	Title:	Chief Executive Officer and President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement on Form N-2 has been signed below by the following persons in the capacities and on the dates indicated:

	Signature	Title	Date

	/s/ M. GRIER ELIASEK	Chairman of the Board of Directors, Chief Executive Officer and President (Principal Executive Officer)	March 20, 2020
M. Grier Eliasek

	/s/ KRISTIN VAN DASK	Chief Financial Officer, Chief Compliance Officer, Treasurer and Secretary (Principal Financial Officer and Principal Accounting Officer)	March 20, 2020
Kristin Van Dask

	/s/ ROBERT F. MULLER JR.*	Director	March 20, 2020
Robert F. Muller Jr.

	/s/ ANDREW C. COOPER*	Director	March 20, 2020
Andrew C. Cooper

	/s/ WILLIAM J. GREMP*	Director	March 20, 2020
William J. Gremp

	/s/ EUGENE S. STARK*	Director	March 20, 2020
Eugene S. Stark

*By:	/s/ M. GRIER ELIASEK
as Attorney-in-Fact

INDEX TO EXHIBITS

Exhibit No.	Description
(n)(2)	Consent of Independent Registered Public Accounting Firm
(n)(3)	Power of Attorney